                                                     Registration Nos. 333-02205
                                                                       811-07583

   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 28, 2006

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-lA

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                                       [X]

Pre-Effective Amendment No.                                                  [_]
Post-Effective Amendment No. 18                                              [X]

and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                               [X]

Amendment No. 20                                                             [X]
(Check appropriate box or boxes)

                            HSBC ADVISOR FUNDS TRUST
               (Exact name of registrant as specified in charter)
                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035
                    (Address of principal executive offices)
       Registrant's Telephone Number, including area code: (617) 470-8000

                         Richard A. Fabietti, President
                                452 Fifth Avenue
                            New York, New York 10018
                     (Name and address of agent for service)
                  Please send copies of all communications to:

                              David J. Harris, Esq.
                                   Dechert LLP
                               1775 I Street, N.W.
                           Washington, D.C. 20006-2401

It is proposed that this filing will become effective:
      [x] immediately upon filing pursuant to paragraph (b) of Rule 485
      [ ] on [date] pursuant to paragraph (b) of Rule 485
      [ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
      [ ] on [date] pursuant to paragraph (a)(1) of Rule 485
      [ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
      [ ] on [date] pursuant to paragraph (a)(2) of Rule 485

                        Prospectus and Privacy Policy

                           Class I Shares
                           Trust Shares
HSBC Investor Funds        Advisor Shares
================================================================================

                           February 28, 2006

                           FIXED INCOME FUNDS:

                           HSBC Investor
                           Core Fixed Income Fund

                           HSBC Investor
                           Core Plus Fixed Income Fund

                           HSBC Investor
                           High Yield Fixed Income Fund

                           HSBC Investor
                           Intermediate Duration Fixed Income Fund

                           HSBC Investor
                           New York Tax-Free Bond Fund

                           HSBC Investor
                           Short Duration Fixed Income Fund

                           EQUITY FUNDS:

                           HSBC Investor
                           Growth Fund

                           HSBC Investor
                           Growth and Income Fund
                           HSBC Investor
                           International Equity Fund

                           HSBC Investor
                           Mid-Cap Fund

                           HSBC Investor
                           Small Cap Equity Fund

                           HSBC Investor
                           Value Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 [HSBC LOGO]

                               PRIVACY POLICY FOR
                              HSBC INVESTOR FUNDS
                                      AND
                            HSBC ADVISOR FUNDS TRUST

--------------------------------------------------------------------------------
THIS PRIVACY POLICY NOTICE SUMMARIZES THE COLLECTION AND DISCLOSURE OF NONPUBLIC PERSONAL INFORMATION ('INFORMATION') OF CUSTOMERS ('YOU') OF THE HSBC INVESTOR FAMILY OF FUNDS ('WE' OR 'US'). IF YOU ARE AN INDIVIDUAL SHAREHOLDER OF RECORD OF ANY SERIES OF THE FUNDS, WE CONSIDER YOU TO BE A CUSTOMER OF THE HSBC INVESTOR FAMILY OF FUNDS. SHAREHOLDERS PURCHASING OR OWNING SHARES OF ANY OF THE HSBC INVESTOR FAMILY OF FUNDS THROUGH THEIR BANK, BROKER, OR OTHER FINANCIAL INSTITUTION SHOULD CONSULT THAT FINANCIAL INSTITUTION'S PRIVACY POLICIES.

WE COLLECT THE FOLLOWING CATEGORIES OF INFORMATION ABOUT YOU
--------------------------------------------------------------------------------

We collect Information about you from the following sources: information we receive from you on applications or other forms; information about your transactions with us, our affiliates, or others; and information we receive from a consumer reporting agency.

WE DISCLOSE THE FOLLOWING CATEGORIES OF INFORMATION ABOUT YOU
--------------------------------------------------------------------------------

We do not disclose any Information about you or any former customer to anyone, except as permitted by law, including to our affiliates and third party service providers.

WE DISCLOSE INFORMATION ABOUT YOU TO THE FOLLOWING TYPES OF THIRD PARTIES
--------------------------------------------------------------------------------

We may disclose Information about you and any former customer to our affiliates, which we consider to include HSBC Bank USA, National Association, HSBC Investments, (USA) Inc. and their affiliates, and to nonaffiliated third parties, as permitted by law.

We may disclose all of the Information we collect to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

PROTECTING THE SECURITY AND CONFIDENTIALITY OF YOUR INFORMATION
--------------------------------------------------------------------------------

We restrict access to Information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your Information.

                       This is not part of the Prospectus

                              Prospectus

                           Class I Shares
                           Trust Shares
HSBC Investor Funds        Advisor Shares
================================================================================

                           February 28, 2006

                           FIXED INCOME FUNDS:

                           HSBC Investor
                           Core Fixed Income Fund

                           HSBC Investor
                           Core Plus Fixed Income Fund

                           HSBC Investor
                           High Yield Fixed Income Fund

                           HSBC Investor
                           Intermediate Duration Fixed Income Fund

                           HSBC Investor
                           New York Tax-Free Bond Fund

                           HSBC Investor
                           Short Duration Fixed Income Fund

                           EQUITY FUNDS:

                           HSBC Investor
                           Growth Fund

                           HSBC Investor
                           Growth and Income Fund

                           HSBC Investor
                           International Equity Fund

                           HSBC Investor
                           Mid-Cap Fund

                           HSBC Investor
                           Small Cap Equity Fund

                           HSBC Investor
                           Value Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 [HSBC LOGO]

HSBC Investor Funds                      Table of Contents
--------------------------------------------------------------------------------

                              [LOGO]    RISK/RETURN SUMMARY AND FUND EXPENSES
------------------------------------------------------------------------------------------------------
Carefully review this                            4  Overview
important section, which                         6  HSBC Investor Core Fixed Income Fund
summarizes each Fund's                           9  HSBC Investor Core Plus Fixed Income Fund
investments, risks, past                        14  HSBC Investor High Yield Fixed Income Fund
performance, and fees.                          18  HSBC Investor Intermediate Duration Fixed Income
                                                    Fund
                                                23  HSBC Investor New York Tax-Free Bond Fund
                                                28  HSBC Investor Short Duration Fixed Income Fund
                                                31  HSBC Investor Growth Fund
                                                36  HSBC Investor Growth and Income Fund
                                                40  HSBC Investor International Equity Fund
                                                44  HSBC Investor Mid-Cap Fund
                                                48  HSBC Investor Small Cap Equity Fund
                                                53  HSBC Investor Value Fund

                             [LOGO]     INVESTMENT OBJECTIVE, POLICIES AND STRATEGY
------------------------------------------------------------------------------------------------------
Review this section                             58  HSBC Investor Core Fixed Income Fund
for information on                              60  HSBC Investor Core Plus Fixed Income Fund
investment strategies                           61  HSBC Investor High Yield Fixed Income Fund
and risks.                                      63  HSBC Investor Intermediate Duration Fixed Income
                                                    Fund
                                                64  HSBC Investor New York Tax-Free Bond Fund
                                                65  HSBC Investor Short Duration Fixed Income Fund
                                                67  HSBC Investor Growth Fund
                                                68  HSBC Investor Growth and Income Fund
                                                69  HSBC Investor International Equity Fund
                                                70  HSBC Investor Mid-Cap Fund
                                                71  HSBC Investor Small Cap Equity Fund
                                                72  HSBC Investor Value Fund
                                                73  General Risk Factors: All Funds
                                                74  Specific Risk Factors
                                                76  Portfolio Holdings

                             [LOGO]     FUND MANAGEMENT
------------------------------------------------------------------------------------------------------
Review this section                             77  The Investment Adviser
for details on                                  79  Portfolio Managers
the people and                                  85  The Distributor, Administrator and
organizations who provide                           Sub-Administrator
services to the Funds.                          85  The Two-Tier Fund Structure

                             [LOGO]     SHAREHOLDER INFORMATION
------------------------------------------------------------------------------------------------------
Review this section                             87  Pricing of Fund Shares
for details on how                              88  Purchasing and Adding to Your Shares
shares are valued,                              92  Selling Your Shares
and how to purchase,                            96  Exchanging Your Shares
sell and exchange shares.                       96  Dividends, Distributions and Taxes
This section also describes
related charges, and
payments of dividends
and distributions.


2

HSBC Investor Funds                      Table of Contents (Continued)
--------------------------------------------------------------------------------

                             [LOGO]     FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------
Review this section for                        99  HSBC Investor Core Fixed Income Fund
details on selected                           100  HSBC Investor Core Plus Fixed Income Fund
financial statements                          101  HSBC Investor High Yield Fixed Income Fund
of the Funds.                                 102  HSBC Investor Intermediate Duration Fixed Income
                                                   Fund
                                              103  HSBC Investor New York Tax-Free Bond Fund
                                              104  HSBC Investor Short Duration Fixed Income Fund
                                              105  HSBC Investor Growth Fund
                                              106  HSBC Investor Growth and Income Fund
                                              107  HSBC Investor International Equity Fund
                                              108  HSBC Investor Mid-Cap Fund
                                              109  HSBC Investor Small Cap Equity Fund
                                              110     HSBC Investor Value Fund

                             [LOGO]     TAXABLE EQUIVALENT YIELD TABLES
------------------------------------------------------------------------------------------------------
                                              111  Taxable Equivalent Yield Tables




                                                                               3

HSBC Investor Funds
Risk/Return Summary and Fund Expenses  [LOGO]
--------------------------------------------------------------------------------

                                      OVERVIEW

THE FUNDS                             HSBC Investor Funds is a mutual fund family that offers a
                                      variety of separate investment portfolios, each with
                                      individual investment objectives and strategies. This
                                      prospectus provides you important information about certain funds ('Funds').

                                      Each Fund offers an Advisor, Class I or Trust class of
                                      shares through this prospectus. The Funds offer Class A
                                      Shares, Class B Shares and Class C Shares through a separate prospectus. Each class of shares has different
                                      characteristics and is subject to different fees and
                                      expenses. The Funds' Statement of Additional Information
                                      ('SAI') contains a more detailed discussion of the different classes of shares. Please read this prospectus and keep it for future reference.

                                      HSBC Investor Funds offers two categories of Funds in this prospectus: Income Funds and Equity Funds. The Income Funds include the HSBC Investor Core Fixed Income Fund, HSBC
                                      Investor Core Plus Fixed Income Fund, HSBC Investor High
                                      Yield Fixed Income Fund, HSBC Investor Intermediate Duration
                                      Fixed Income Fund, HSBC Investor New York Tax-Free Bond Fund
                                      and HSBC Investor Short Duration Fixed Income Fund. The
                                      Equity Funds include the HSBC Investor Growth Fund, HSBC
                                      Investor Growth and Income Fund, HSBC Investor Mid-Cap Fund,
                                      HSBC Investor Opportunity Fund, HSBC Investor Overseas
                                      Equity Fund and HSBC Investor Value Fund. The following
                                      pages of this prospectus will highlight the differences
                                      between the two categories of Funds and each Fund.

                                      The Core Plus Fixed Income Fund differs from the Core Fixed
                                      Income Fund in terms of its policies with respect to
                                      non-U.S. dollar denominated securities and the minimum
                                      credit quality of its invesments.

                                      With the exception of the primary investment policy of the
                                      New York Tax-Free Bond Fund, the investment objective and
                                      strategies of each Fund are not fundamental and may be
                                      changed without approval of Fund shareholders. If there is a change in the investment objective or strategies of a Fund, shareholders should consider whether the Fund remains an
                                      appropriate investment in light of their current financial position and needs. There can be no assurance that the
                                      investment objective of a Fund will be achieved.

                                      Other important things for you to note:

                                         You may lose money by investing in a Fund

                                         Because the value of each Fund's investments will
                                         fluctuate with market conditions, so will the value of your investment in a Fund

                                      AN INVESTMENT IN A FUND IS NOT A DEPOSIT OF HSBC BANK USA,
                                      N.A. AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT
                                      INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


4

HSBC Investor Funds
Risk/Return Summary and Fund Expenses  [LOGO]
--------------------------------------------------------------------------------


WHO MAY WANT TO INVEST?               INCOME FUNDS

                                      Consider investing in an Income Fund if you are:

                                         Looking to add a monthly income component to your
                                         investment portfolio

                                         Seeking higher potential returns than provided by money
                                         market funds

                                         Willing to accept the risks of price and income
                                         fluctuations

                                         Looking to add a monthly tax-exempt income component to
                                         your investment portfolio (New York Tax-Free Bond Fund only)

                                      An Income Fund will not be appropriate for anyone:

                                         Investing emergency reserves

                                         Seeking safety of principal

                                         Who does not live in New York (New York Tax-Free Bond
                                         Fund only)

                                      With respect to the HSBC Inverstor High Yield Fund, consider investing in the Fund if you are:

                                         Seeking higher potential returns than provided by other
                                         fixed-income funds, and willing to accept higher risks of
                                         price and income fluctuations than with other
                                         fixed-income funds

                                      The High Yield Fixed Income Fund will not be appropriate for anyone:

                                         Pursuing a short-term goal

                                      EQUITY FUNDS

                                      Consider investing in an Equity Fund if you are:

                                         Seeking a long-term goal such as retirement

                                         Looking to add a growth component to your investment
                                         portfolio

                                         Willing to accept higher risks of investing in the stock
                                         market in exchange for potentially higher long-term returns

                                      An Equity Fund will not be appropriate for anyone:

                                         Seeking monthly income

                                         Pursuing a short-term goal or investing emergency
                                         reserves

                                         Seeking safety of principal


                                                                               5

HSBC Investor Core Fixed Income Fund
Risk/Return Summary and Fund Expenses      [LOGO]
--------------------------------------------------------------------------------


                                      HSBC INVESTOR CORE FIXED INCOME FUND

INVESTMENT OBJECTIVE                  The investment objective of the Fund is to maximize total
                                      return, consistent with reasonable risk and prudent
                                      investment management. The 'total return' sought by the Fund consists of income earned on the Fund's investments, plus
                                      capital appreciation, if any, which generally arises from
                                      decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRINCIPAL INVESTMENT                  The Fund seeks to achieve its investment objective by
STRATEGIES                            investing all of its assets in the HSBC Investor Core Fixed
                                      Income Portfolio (the 'Portfolio'), which has the same
                                      investment objective as the Fund. This two-tier fund
                                      structure is commonly referred to as a 'master/feeder'
                                      structure because one fund (the HSBC Investor Core Fixed
                                      Income Fund or 'feeder fund') is investing all its assets in a second fund (the Portfolio or 'master fund'). Fund
                                      shareholders bear the expenses of both the Fund and the
                                      Portfolio, which may be greater than other structures. For reasons relating to costs or a change in investment
                                      objective, among others, the Fund could switch to another
                                      pooled investment company or decide to manage its assets
                                      itself. The Fund is currently not contemplating such a move.

                                      Under normal market conditions, the Portfolio invests at
                                      least 80% of its net assets in fixed income securities. The
                                      Portfolio may purchase securities of various maturities, but expects to maintain an average portfolio duration of 3 to 7 years. The Portfolio invests primarily in a diversified
                                      portfolio of dollar-denominated investment grade debt
                                      securities, such as U.S. Government securities, corporate
                                      debt securities, commercial paper, and mortgage and
                                      asset-backed securities. The Portfolio may also invest in
                                      preferred stock, convertible securities, structured notes, variable and floating rate debt obligations and certificates of deposit.

                                      The Portfolio may invest up to 25% of its total assets in
                                      U.S. dollar-denominated securities of foreign issuers. The
                                      Portfolio may invest in derivative instruments, such as
                                      options, futures contracts or swap agreements. The Portfolio may invest in loan participations and assignments and
                                      structured notes, and may hold common stock or warrants
                                      received as the result of an exchange or tender of fixed
                                      income securities.

PRINCIPAL INVESTMENT                  Interest Rate Risk: Changes in interest rates will affect
RISKS                                 the yield or value of the Portfolio's investments in debt
                                      securities. If interest rates rise, the value of the
                                      Portfolio's investments may fall.

                                      Credit Risk: The Fund could lose money if the issuer of a
                                      fixed income security owned by the Portfolio defaults on its financial obligation. In addition, an issuer may suffer
                                      adverse changes in its financial condition that could lower the credit quality of a security, leading to greater
                                      volatility in the price of a security and in shares of the
                                      Fund. A change in the quality rating of a bond can also
                                      affect the bond's liquidity and make it more difficult for the Portfolio to sell.

                                      Market Risk: The Fund`s performance per share will change
                                      daily based on many factors, including the quality of the
                                      instruments in the Portfolio's investment portfolio,
                                      national and international economic conditions and general market conditions. You could lose money on your investment in the Fund or the Fund could underperform other
                                      investments.


6

                                      Foreign Investment Risk: The Portfolio's investments in
                                      foreign securities are riskier than investments in U.S.
                                      securities. Investments in foreign securities may lose value due to unstable international, political and economic
                                      conditions, and lack of adequate company information.

                                      Derivatives Risk: The Portfolio may invest to a limited
                                      extent in derivative instruments (e.g., options and futures contracts) to help achieve its investment objective. The
                                      Portfolio intends to do so primarily for hedging purposes, or for cash management purposes, as a substitute for
                                      investing directly in fixed income instruments. Gains and
                                      losses from positions in a derivative may be much greater
                                      than the derivative's original cost. These investments could increase the Fund's price volatility or reduce the return on your investment.

PERFORMANCE                           No performance information is provided because the Fund had not commenced operations as of the date of this prospectus.


                                                                               7

HSBC Investor Core Fund Fixed Income Fund  [LOGO]
Risk/Return Summary and Fund Expenses
--------------------------------------------------------------------------------

                               FEES AND EXPENSES(1)


As an investor in the HSBC Investor Core Fixed Income Fund, you may pay the following fees and expenses if you buy and hold Class I Shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.



-----------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES                              CLASS I
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                     SHARES
-----------------------------------------------------------------------
Maximum sales charge (load) on purchases                         None
-----------------------------------------------------------------------
Maximum deferred sales charge (load)                             None
-----------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount redeemed or exchanged)(2)            2.00%
-----------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES                                CLASS I
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                 SHARES
-----------------------------------------------------------------------
Management fee                                                  0.40%
-----------------------------------------------------------------------
Distribution (12b-1) fee                                         None
-----------------------------------------------------------------------
Shareholder servicing fee                                        None
-----------------------------------------------------------------------
Other expenses                                                  0.63%
-----------------------------------------------------------------------
Total Fund operating expenses                                   1.03%
-----------------------------------------------------------------------
Fee waiver and/or expense reimbursement(3)                      0.63%
-----------------------------------------------------------------------
Net operating expenses                                          0.40%
-----------------------------------------------------------------------



(1) The table reflects the combined fees and expenses of both the Fund and the Core Fixed Income Portfolio. As a new fund, expenses are estimates for the current fiscal year ending October 31, 2006.


(2) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see the 'Selling Your Shares -- Redemption Fee' section in this prospectus.


(3) HSBC Investments (USA) Inc. (the 'Adviser') has entered into a written expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 0.40% for the Class I Shares. The expense limitation is contractual and shall be in effect until March 1, 2007.


                               EXPENSE EXAMPLE*

The Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

   $10,000 investment

   5% annual return

   no changes in the Fund's operating expenses

Because this Example is hypothetical and for comparison only, your actual costs may be higher or lower.


                             1        3
                            YEAR    YEARS
CLASS I SHARES               $41     $265



* The Example reflects the combined fees of both the Core Fixed Income Fund and the Core Fixed Income Portfolio.


8

HSBC Investor Core Plus Fixed Income Fund  [LOGO]
Risk/Return Summary and Fund Expenses
--------------------------------------------------------------------------------


                                      HSBC INVESTOR CORE PLUS FIXED INCOME FUND

INVESTMENT OBJECTIVE                  The investment objective of the Core Plus Fixed Income Fund is to maximize total return, consistent with reasonable
                                      risk. The 'total return' sought by the Fund consists of
                                      income earned on investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRINCIPAL INVESTMENT                  The Fund seeks to achieve its investment objective by
STRATEGIES                            investing all of its assets in the HSBC Investor Core Plus
                                      Fixed Income Portfolio (the 'Portfolio'), which has the same investment objective as the Fund. This two-tier fund
                                      structure is commonly referred to as a 'master/feeder'
                                      structure because one fund (the Core Plus Fixed Income Fund or 'feeder fund') is investing all its assets in a second
                                      fund (the Portfolio or 'master fund'). Fund shareholders
                                      bear the expenses of both the Fund and the Portfolio, which may be greater than other structures. For reasons relating to costs or a change in investment objective, among others, the Fund could switch to another pooled investment company or decide to manage its assets itself. The Fund is currently not contemplating such a move.

                                      Under normal market conditions, the Portfolio invests at
                                      least 80% of its net assets in fixed income securities, such as U.S. government securities and corporate debt securities, commercial paper, mortgage-backed and asset-backed
                                      securities, and similar securities issued by foreign
                                      governments and corporations. The Portfolio invests
                                      primarily in investment grade debt securities, but may
                                      invest up to 25% of its total assets in high yield
                                      securities ('junk bonds'). The Portfolio may invest up to
                                      30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-
                                      denominated securities of foreign issuers. The Portfolio may also invest in preferred stocks and convertible securities.
                                      The Portfolio may purchase securities of various maturities, but expects to maintain an average portfolio duration of 2.5 to 7 years.

PRINCIPAL INVESTMENT                  Market Risk: The Fund's performance per share will change
RISKS                                 daily based on many factors, including the quality of the
                                      instruments in the Portfolio's investment portfolio,
                                      national and international economic conditions and general market conditions. You could lose money on your investment in the Fund or the Fund could underperform other
                                      investments.

                                      Credit Risk: The Fund could lose money if the issuer of a
                                      fixed income security owned by the Portfolio defaults on its financial obligation. In addition, an issuer may suffer
                                      adverse changes in its financial condition that could lower the credit quality of a security, leading to greater
                                      volatility in the price of a security and in shares of the
                                      Fund. A change in the quality rating of a bond can also
                                      affect the bond's liquidity and make it more difficult for the Portfolio to sell.

                                      Interest Rate Risk: Changes in interest rates will affect
                                      the yield or value of the Portfolio's investments in debt
                                      securities. If interest rates rise, the value of the
                                      Portfolio's investments may fall.

HSBC Investor Core Plus Fixed Income Fund  [LOGO]
Risk/Return Summary and Fund Expenses
--------------------------------------------------------------------------------


                                      Foreign Investment Risk: The Portfolio's investments in
                                      foreign securities are riskier than investments in U.S.
                                      securities. Investments in foreign securities may lose value due to unstable international, political and economic
                                      conditions, fluctuations in currency exchange rates, and
                                      lack of adequate company information.

                                      Derivatives/Leverage Risk: The Portfolio may invest in
                                      derivative instruments (e.g., swaps, options and futures
                                      contracts) to help achieve its investment objective. The
                                      Portfolio intends to do so primarily for hedging purposes or for cash management purposes, as a substitute for investing directly in fixed income instruments, but may also do so to enhance return when the Adviser believes the investment will assist the Portfolio in achieving its investment objectives.
                                      Gains and losses from speculative positions in a derivative may be much greater than the derivative's original cost. If derivatives are used for leverage, their use would involve leveraging risk. Leverage, including borrowing, may cause
                                      the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to
                                      exaggerate the effect of any increase or decrease in the
                                      value of the Portfolio's portfolio securities. The
                                      Portfolio's use of derivative instruments involves risks
                                      different from, or possibly greater than, the risks
                                      associated with investing directly in securities and other traditional investments. The Portfolio's investment in a
                                      derivative instrument could lose more than the principal
                                      amount invested. These investments could increase the Fund's price volatility or reduce the return on your investment.

                                      High Yield ('Junk Bonds') Risk: The Portfolio may invest in high-yield securities, which are subject to higher credit
                                      risks and are less liquid than other fixed income
                                      securities. The Fund could lose money if the Portfolio is
                                      unable to dispose of these investments at an appropriate
                                      time.

HSBC Investor Core Plus Fixed Income Fund  [LOGO]
Risk/Return Summary and Fund Expenses
--------------------------------------------------------------------------------

                         PERFORMANCE BAR CHART AND TABLE*

The bar chart on this page shows the HSBC Investor Core Plus Fixed Income Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions.


Performance is based on net expenses during the periods and takes into account fee waivers and/or expense reimbursements, if any, that may have been in place. If such waivers and/or reimbursements had not been in effect, performance would have been lower.


YEAR-BY-YEAR
TOTAL RETURNS
AS OF 12/31
FOR ADVISOR SHARES

5.89%   8.27%   6.85%   -1.08%   11.22%   9.12%   8.56%   4.54%   4.26%   2.40%

1996    1997    1998    1999     2000     2001    2002    2003    2004    2005

Of course, past performance does not indicate how the Fund will perform in the future.

Best quarter:    4Q 1996     +4.26%
Worst quarter:   2Q 2004     -2.21%

* Effective February 28, 2006, the
  Fund changed its name and certain
  of its investment policies. The
  Fund was previously named the HSBC
  Investor Fixed Income Fund.

HSBC Investor Core Plus Fixed Income Fund  [LOGO]
Risk/Return Summary and Fund Expenses
--------------------------------------------------------------------------------


The table below compares the Fund's performance over time to that of the Lehman U.S. Aggregate Bond Index, a unmanaged index which represents the U.S. investment grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), and the Lipper A Rated Bond Fund Index, an unmanaged, equally weighted index composed of the 30 largest mutual funds with a similar investment objective. The table assumes reinvestment of dividends and distributions. This information (as well as the performance bar chart on the previous page) provides some indication of the risks of investing in the Fund by showing changes in the Fund's year to year performance and by showing the how the Fund's average annual returns compare with those of a broad measure of market performance.


The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Past performance (before and after taxes) is not an indication of how the Fund will perform in the future.

AVERAGE ANNUAL
TOTAL RETURNS (for
the periods ended
December 31, 2005)


                                                            INCEPTION                                      SINCE
                                                              DATE         1 YEAR     5 YEAR   10 YEAR   INCEPTION
------------------------------------------------------------------------------------------------------------------
  ADVISOR SHARES RETURN BEFORE TAXES                      Jan. 9, 1995        2.40%   5.74%     5.95%      6.96%
------------------------------------------------------------------------------------------------------------------
  ADVISOR SHARES RETURN AFTER TAXES ON DISTRIBUTIONS      Jan. 9, 1995      - 0.16%   3.64%     3.46%      4.35%
------------------------------------------------------------------------------------------------------------------
  ADVISOR SHARES RETURN AFTER TAXES ON DISTRIBUTIONS AND
  SALES                                                   Jan. 9, 1995        2.09%   3.70%     3.55%      4.36%
------------------------------------------------------------------------------------------------------------------
  LEHMAN U.S. AGGREGATE BOND INDEX (REFLECTS NO
  DEDUCTION FOR FEES, EXPENSES OR TAXES)                       --             2.43%   5.87%     6.16%      6.75%*
------------------------------------------------------------------------------------------------------------------
  LIPPER A RATED BOND FUND INDEX                               --             2.53%   5.66%     5.58%      6.26%*
------------------------------------------------------------------------------------------------------------------


* Since January 31, 1995.

HSBC Investor Core Plus Fixed Income Fund  [LOGO]
Risk/Return Summary and Fund Expenses
--------------------------------------------------------------------------------

                                   FEES AND EXPENSES(1)

As an investor in the HSBC Investor Core Plus Fixed Income Fund, you may pay the following fees and expenses if you buy and hold Advisor Shares of the Fund. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of Fund assets, and are reflected in the share price.


-----------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES                                  ADVISOR
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                         SHARES
-----------------------------------------------------------------------------
Maximum sales charge (load) on purchases                                 None
-----------------------------------------------------------------------------
Maximum deferred sales charge (load)                                     None
-----------------------------------------------------------------------------
Redemption/Exchange Fee (as a percentage of amount redeemed
or exchanged)(2)                                                        2.00%
------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES                                    ADVISOR
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                     SHARES
-----------------------------------------------------------------------------
Management fee                                                          0.41%
-----------------------------------------------------------------------------
Distribution (12b-1) fee                                                 None
-----------------------------------------------------------------------------
Shareholder servicing fee                                                None
-----------------------------------------------------------------------------
Other expenses(3)                                                       0.22%
-----------------------------------------------------------------------------
Total Fund operating expenses(3)                                        0.63%
-----------------------------------------------------------------------------
Fee waiver and/or expense reimbursement(4)                              0.18%
-----------------------------------------------------------------------------
Net operating expense                                                   0.45%
-----------------------------------------------------------------------------



(1) The table reflects the combined fees and expenses of both the Core Plus Fixed Income Fund and the Core Plus Fixed Income Portfolio.


(2) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see 'Selling Your Shares -- Redemption Fee' in this prospectus.


(3) The expense information in the table has been restated to reflect current fees.



(4) The Adviser has entered into a written expense limitation agreement with the fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 0.45% for the Advisor Class shares. The expense limitation is contractual and shall be in effect until March 1, 2007.




                               EXPENSE EXAMPLE*

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

     $10,000 investment

     5% annual return

    no changes in the Fund's operating expenses

Because this Example is hypothetical and for comparison only, your actual costs may be higher or lower.


                       1      3       5       10
                      YEAR   YEARS   YEARS   YEARS
ADVISOR SHARES        $46    $184    $333    $769


* The Example reflects the combined fees of both the Core Plus Fixed Income Fund and the Core Plus Fixed Income Portfolio.

HSBC Investor High Yield Fixed Income Fund  [LOGO]
Risk/Return Summary and Fund Expenses
--------------------------------------------------------------------------------


                                      HSBC INVESTOR HIGH YIELD FIXED INCOME FUND

INVESTMENT OBJECTIVE                  The primary investment objective of the Fund is to provide a high level of current income, and its secondary objective is capital appreciation.

PRINCIPAL INVESTMENT                  The Fund seeks to achieve its investment objective by
STRATEGIES                            investing all of its assets in the HSBC Investor High Yield
                                      Fixed Income Portfolio (the 'Portfolio'), which has the same investment objective as the Fund. This two-tier fund
                                      structure is commonly referred to as a 'master/feeder'
                                      structure because one fund (the High Yield Fixed Income Fund or 'feeder fund') is investing all its assets in a second
                                      fund (the Portfolio or 'master fund'). Fund shareholders
                                      bear the expenses of both the Fund and the Portfolio, which may be greater than other structures. For reasons relating to costs or a change in investment objective, among others, the Fund could switch to another pooled investment company or decide to manage its assets itself. The Fund is currently not contemplating such a move.

                                      Under normal market conditions, the Portfolio invests at
                                      least 80% of its net assets in high-yield/high risk fixed
                                      income securities. Such investments are commonly referred to as 'junk bonds.' The Portfolio may also invest up to 30% of its assets in securities of non-U.S issuers. The Portfolio combines top-down analysis of industry sectors and themes
                                      with bottom-up fundamental research. The Portfolio seeks to allocate risk by investing among a variety of industry
                                      sectors.

                                      The Portfolio expects to maintain an average weighted
                                      portfolio maturity of 3 to 15 years.

PRINCIPAL INVESTMENT                  High Yield ('Junk Bonds') Risk: The Portfolio invests
RISKS                                 primarily in high-yield securities, which are subject to
                                      higher credit risks and are less liquid than other fixed
                                      income securities. The Fund could lose money if the
                                      Portfolio is unable to dispose of these investments at an
                                      appropriate time.

                                      Market Risk: The Fund's performance per share will change
                                      daily based on many factors, including the quality of the
                                      instruments in the Portfolio's investment portfolio,
                                      national and international economic conditions and general market conditions. You could lose money on your investment in the Fund or the Fund could underperform other
                                      investments.

                                      Credit Risk: The Fund could lose money if the issuer of a
                                      fixed income security owned by the Portfolio defaults on its financial obligation. In addition, an issuer may suffer
                                      adverse changes in its financial condition that could lower the credit quality of a security, leading to greater
                                      volatility in the price of a security and in shares of the
                                      Fund. A change in the quality rating of a bond can also
                                      affect the bond's liquidity and make it more difficult for the Portfolio to sell.

                                      Interest Rate Risk: Changes in interest rates will affect
                                      the yield and value of the Fund's investments in fixed
                                      income securities. Increases in interest rates may cause the value of the Fund's investments to decline.

HSBC Investor High Yield Fixed Income Fund  [LOGO]
Risk/Return Summary and Fund Expenses
--------------------------------------------------------------------------------


                                      Derivatives/Leverage Risk: The Portfolio may invest to a
                                      limited extent in derivative instruments (e.g., options and futures contracts) to help achieve its investment objective.
                                      The Portfolio may do so for hedging purposes or for cash
                                      management purposes, as a substitute for investing directly in fixed income securities, but may also do so to enhance
                                      return when the Adviser believes the investment will assist the Portfolio in achieving its investment objectives. Gains and losses from speculative positions in a derivative may be much greater than the derivative's original cost. If
                                      derivatives are used for leverage, their use would involve leveraging risk. Leverage, including borrowing, may cause
                                      the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to
                                      exaggerate the effect of any increase or decrease in the
                                      value of the Portfolio's portfolio securities. The
                                      Portfolio's use of derivative instruments involves risks
                                      different from, or possibly greater than, the risks
                                      associated with investing directly in securities and other traditional investments. The Portfolio's investment in a
                                      derivative instrument could lose more than the principal
                                      amount invested. These investments could increase the Fund's price volatility or reduce the return on your investment.

                                      Currency Risk: Fluctuations in exchange rates between the
                                      U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. Although the Fund may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.

                                      Foreign Investment Risk: Investments in foreign securities are riskier than investments in U.S. securities. In foreign markets, key information about an issuer, security or market may be inaccurate or unavailable.

PERFORMANCE                           No performance information is provided because the Fund had not been in operation for a full calendar year prior to the date of this prospectus.

HSBC Investor High Yield Fixed Income Fund  [LOGO]
Risk/Return Summary and Fund Expenses
--------------------------------------------------------------------------------

                              FEES AND EXPENSES(1)


As an investor in the HSBC Investor High Yield Fixed Income Fund, you may pay the following fees and expenses if you buy and hold Class I Shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.



SHAREHOLDER TRANSACTION EXPENSES                              CLASS I
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                     SHARES
----------------------------------------------------------------------
Maximum sales charge (load) on purchases                         None
----------------------------------------------------------------------
Maximum deferred sales charge (load)                             None
----------------------------------------------------------------------
Redemption/Exchange Fee (as a percentage of amount redeemed
or exchanged)(2)                                                2.00%
------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES                                CLASS I
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                 SHARES
----------------------------------------------------------------------
Management fee                                                  0.60%
----------------------------------------------------------------------
Distribution (12b-1) fee                                         None
----------------------------------------------------------------------
Shareholder servicing fee                                        None
----------------------------------------------------------------------
Other expenses                                                  0.82%
----------------------------------------------------------------------
Total Fund operating expenses                                   1.42%
----------------------------------------------------------------------
Fee waiver and/or expense reimbursement(3)                      0.87%
----------------------------------------------------------------------
Net operating expenses                                          0.55%
----------------------------------------------------------------------


(1) The table reflects the combined fees of both the Fund and the High Yield Fixed Income Portfolio. As a new fund, these are estimates for the current fiscal year ending October 31, 2006.


(2) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see the 'Selling Your Shares -- Redemption Fee' section in this prospectus.



(3) The Adviser has entered into a written expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 0.55% for Class I Shares. The expense limitation is contractual and shall be in effect until March 1, 2007.


16

HSBC Investor High Yield Fixed Income Fund  [LOGO]
Risk/Return Summary and Fund Expenses
--------------------------------------------------------------------------------

                                  EXPENSE EXAMPLE*

The Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

     $10,000 investment

     5% annual return

     no changes in the Fund's operating expenses

Because this Example is hypothetical and for comparison only, your actual costs may be higher or lower.

                                 1      3
                                YEAR   YEARS
CLASS I SHARES                  $56    $364


* The Example reflects the combined fees of both the High Yield Fixed Income Fund and the High Yield Fixed Income Portfolio.

HSBC Investor Intermediate Duration Fixed Income Fund
Risk/Return Summary and Fund Expenses [LOGO]
--------------------------------------------------------------------------------


                                      HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME FUND
INVESTMENT OBJECTIVE                  The investment objective of the Intermediate Duration Fixed
                                      Income Fund is to maximize total return, consistent with
                                      reasonable risk. The 'total return' sought by the Fund
                                      consists of income earned on investments, plus capital
                                      appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a
                                      particular sector or security.

PRINCIPAL INVESTMENT                  The Fund seeks to achieve its investment objective by
STRATEGIES                            investing all of its assets in the HSBC Investor
                                      Intermediate Duration Fixed Income Portfolio (the
                                      'Portfolio'), which has the same investment objective as the
                                      Fund. This two-tier fund structure is commonly referred to as a 'master/feeder' structure because one fund (the
                                      Intermediate Duration Fixed Income Fund or 'feeder fund') is investing all its assets in a second fund (the Portfolio or
                                      'master fund'). Fund shareholders bear the expenses of both the Fund and the Portfolio, which may be greater than other structures. For reasons relating to costs or a change in
                                      investment objective, among others, the Fund could switch to another pooled investment company or decide to manage its
                                      assets itself. The Fund is currently not contemplating such a move.

                                      Under normal market conditions, the Portfolio invests at
                                      least 80% of its net assets in fixed income securities.
                                      These securities may include U.S. government securities and corporate debt securities, commercial paper, mortgage-backed securities and asset-backed securities, and similar
                                      securities issued by foreign governments and corporations.
                                      The Portfolio invests in fixed income securities with a
                                      stated maturity of less than 10 years, but expects to
                                      maintain an average portfolio duration of 3 to 6 years. The
                                      Portfolio invests primarily in investment grade debt
                                      securities, but may invest up to 25% of its total assets in high yield securities ('junk bonds'). The Portfolio may also invest in preferred stocks and convertible securities. The
                                      Portfolio may invest up to 30% of its total assets in
                                      securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

PRINCIPAL INVESTMENT                  Market Risk: The Fund's performance per share will change
RISKS                                 daily based on many factors, including the quality of the
                                      instruments in the Portfolio's investment portfolio,
                                      national and international economic conditions and general market conditions. You could lose money on your investment in the Fund or the Fund could underperform other
                                      investments.

                                      Credit Risk: The Fund could lose money if the issuer of a
                                      fixed income security owned by the Portfolio defaults on its financial obligation. In addition, an issuer may suffer
                                      adverse changes in its financial condition that could lower the credit quality of a security, leading to greater
                                      volatility in the price of a security and in shares of the
                                      Fund. A change in the quality rating of a bond can also
                                      affect the bond's liquidity and make it more difficult for the Portfolio to sell.

HSBC Investor Intermediate Duration Fixed Income Fund
Risk/Return Summary and Fund Expenses [LOGO]
--------------------------------------------------------------------------------


                                      Interest Rate Risk: Changes in interest rates will affect
                                      the yield or value of the Portfolio's investments in debt
                                      securities. If interests rates rise, the value of the
                                      Portfolio's investments may fall.

                                      Derivatives/Leverage Risk: The Portfolio may invest in
                                      derivative instruments (e.g., options and futures contracts)
                                      to help achieve its investment objective. The Portfolio
                                      intends to do so primarily for hedging purposes or for cash management purposes, as a substitute for investing directly in fixed income instruments, but may also do so to enhance return when the Adviser believes the investment will assist the Portfolio in achieving its investment objectives. Gains and losses from speculative positions in a derivative may be much greater than the derivative's original cost. If
                                      derivatives are used for leverage, their use would involve leveraging risk. Leverage, including borrowing, may cause
                                      the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to
                                      exaggerate the effect of any increase or decrease in the
                                      value of the Portfolio's portfolio securities. The
                                      Portfolio's use of derivative instruments involves risks
                                      different from, or possibly greater than, the risks
                                      associated with investing directly in securities and other traditional investments. The Portfolio's investment in a
                                      derivative instrument could lose more than the principal
                                      amount invested. These investments could increase the Fund's price volatility or reduce the return on your investment.

                                      Prepayment Risk: Risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio
                                      (such as an asset-based security) earlier than expected.
                                      This may happen during a period of declining interest rates.
                                      Under these circumstances, the Portfolio may be unable to
                                      recoup all of its initial investment.

                                      Extension Risk: Risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio
                                      (such as an asset-based security) later than expected. This may happen during a period of rising interest rates.

                                      Foreign Investment Risk: The Portfolio's investments in
                                      foreign securities are riskier than investments in U.S.
                                      securities. Investments in foreign securities may lose value due to unstable international, political and economic
                                      conditions, fluctuations in currency exchange rates, and
                                      lack of adequate company information.

                                      High Yield ('Junk Bonds') Risk: The Portfolio may invest in high-yield securities, which are subject to higher credit
                                      risks and are less liquid than other fixed income
                                      securities. The Fund could lose money if the Portfolio is
                                      unable to dispose of these investments at an appropriate
                                      time.

HSBC Investor Intermediate Duration Fixed Income Fund
Risk/Return Summary and Fund Expenses [LOGO]
--------------------------------------------------------------------------------

                                            PERFORMANCE BAR CHART AND TABLE*

The bar chart on this page shows the HSBC Investor Intermediate Duration Fixed Income Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions.


Performance is based on net expenses during the periods and takes into account fee waivers and/or expense reimbursements, if any, that may have been in place. If such waivers and/or reimbursements had not been in effect, performance would have been lower.


YEAR-BY-YEAR
TOTAL RETURNS
AS OF 12/31
FOR CLASS I SHARES

  7.55%    3.35%    3.23%    1.29%
  2002     2003     2004     2005

Of course, past performance does not indicate how the Fund will perform in the future.

--------------------------------------------
  Best quarter:    3Q   2002       +4.22%
  Worst quarter:   2Q   2004      - 2.00%
--------------------------------------------

* Effective February 28, 2006, the Fund changed its name and certain of its investment policies. The Fund was previously named the HSBC Investor Limited Maturity Fund. The Fund's primary investment policy was changed in a manner that permits the Fund to invest a greater portion of its assets in non-investment grade securities.

HSBC Investor Intermediate Duration Fixed Income Fund
Risk/Return Summary and Fund Expenses [LOGO]
--------------------------------------------------------------------------------


The table below compares the Fund's performance over time to that of the Lehman Brothers Intermediate Aggregate Bond Index, an index generally representative of investment grade bond issues with maturities between three and ten years. The table assumes reinvestment of dividends and distributions. This information (as well as the performance bar chart on the previous page) provides some indication of the risks of investing in the Fund by showing changes in the Fund's year to year performance and by showing the how the Fund's average annual returns compare with those of a broad measure of market performance.


The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Past performance (before and after taxes) is not an indication of how the Fund will perform in the future.

  AVERAGE ANNUAL
  TOTAL RETURNS (for
  the periods ended
  December 31, 2005)



--------------------------------------------------------------------------------------------------------
                                                                INCEPTION                   SINCE
                                                                  DATE         1 YEAR     INCEPTION
--------------------------------------------------------------------------------------------------------
  CLASS I SHARES RETURN BEFORE TAXES                          Jan. 23, 2001       1.27%     4.65%
--------------------------------------------------------------------------------------------------------
  CLASS I SHARES RETURN AFTER TAXES ON DISTRIBUTIONS          Jan. 23, 2001     - 0.12%     2.89%
--------------------------------------------------------------------------------------------------------
  CLASS I SHARES RETURN AFTER TAXES ON DISTRIBUTIONS AND
  SALE OF FUND SHARES                                         Jan. 23, 2001       0.84%     3.00%
--------------------------------------------------------------------------------------------------------
  LEHMAN BROTHERS INTERMEDIATE AGGREGATE BOND INDEX
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)              --             2.01%     5.26%*
--------------------------------------------------------------------------------------------------------


* Since January 31, 2001.
                                                                              21

HSBC Investor Intermediate Duration Fixed Income Fund
Risk/Return Summary and Fund Expenses [LOGO]
--------------------------------------------------------------------------------

                                             FEES AND EXPENSES(1)


As an investor in the HSBC Investor Intermediate Duration Fixed Income Fund, you may pay the following fees and expenses if you buy and hold Class I Shares of the Fund. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of Fund assets, and are reflected in the share price.



-----------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES                                 CLASS I
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                         SHARES
-----------------------------------------------------------------------------
Maximum sales charge (load) on purchases                                 None
-----------------------------------------------------------------------------
Maximum deferred sales charge (load)                                     None
-----------------------------------------------------------------------------
Redemption/Exchange Fee (as a percentage of amount redeemed
or exchanged)(2)                                                        2.00%
-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES                                   CLASS I
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                     SHARES
-----------------------------------------------------------------------------
Management fee                                                          0.40%
-----------------------------------------------------------------------------
Distribution (12b-1) fee                                                 None
-----------------------------------------------------------------------------
Shareholder servicing fee                                                None
-----------------------------------------------------------------------------
Other expenses(3)                                                       0.54%
-----------------------------------------------------------------------------
Total Fund operating expenses(3)                                        0.94%
-----------------------------------------------------------------------------
Fee waiver and/or expense reimbursement(4)                              0.54%
-----------------------------------------------------------------------------
Net operating expenses                                                  0.40%
-----------------------------------------------------------------------------



(1) This table reflects the combined fees and expenses for both the Intermediate Duration Fixed Income Fund and the Intermediate Duration Fixed Income Portfolio.


(2) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see 'Selling Your Shares -- Redemption Fee' in this prospectus.




(3) The expense information in the table has been restated to reflect current fees.



(4) HSBC Investments (USA), Inc. (the 'Adviser') has entered into a written expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expense) to annual ratio of 0.40% for Class I Shares. The expense limitation is contractual and shall be in effect until March 1, 2007.


                                             EXPENSE EXAMPLE*

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

     $10,000 investment

     5% annual return

     no changes in the Fund's operating expenses

Because this Example is hypothetical and for comparison only, your actual costs may be higher or lower.


------------------------------------------------------
                      1      3       5        10
                     YEAR   YEARS   YEARS   YEARS
CLASS I SHARES       $41    $246    $467    $1,105
------------------------------------------------------


* The Example reflects the combined fees for both the Intermediate Duration Fixed Income Fund and the Intermediate Duration Fixed Income Portfolio.

HSBC Investor New York Tax-Free Bond Fund
Risk/Return Summary and Fund Expenses [LOGO]
--------------------------------------------------------------------------------


                                    HSBC INVESTOR NEW YORK TAX-FREE BOND FUND

INVESTMENT OBJECTIVE                The investment objective of the New York Tax-Free Bond Fund is to provide shareholders of the Fund with income exempt
                                    from regular federal, New York State and New York City
                                    personal income taxes.

PRINCIPAL INVESTMENT                Under normal market conditions, the Fund invests at least
STRATEGIES                          80% of its net assets in obligations of the State of New
                                    York and its authorities, agencies, instrumentalities and
                                    political subdivisions, and of Puerto Rico, other U.S.
                                    territories and their authorities, agencies,
                                    instrumentalities and political subdivisions, the interest on which is exempt from regular federal income tax, and New
                                    York State and New York City personal income taxes. This
                                    policy is fundamental and may not be changed without
                                    shareholder approval. In determining the tax status of
                                    interest on New York municipal obligations, the Adviser
                                    relies on opinions of bond counsel, who may be counsel to
                                    the issuer of those obligations.

                                    Under normal circumstances, at least 80% of the Fund's net assets will be invested in obligations, the interest on
                                    which is exempt from both regular federal income tax and the federal alternative minimum tax.

PRINCIPAL INVESTMENT                Market Risk: The Fund's performance per share will change
RISKS                               daily based on many factors, including the quality of the
                                    instruments in the Fund's investment portfolio, national and international economic conditions and general market
                                    conditions. You could lose money on your investment in the
                                    Fund or the Fund could underperform other investments.

                                    Credit Risk: The Fund could lose money if the issuer of a
                                    fixed income security owned by the Fund defaults on its
                                    financial obligation. In addition, an issuer may suffer
                                    adverse changes in its financial condition that could lower the credit quality of a security, leading to greater
                                    volatility in the price of a security and in shares of the
                                    Fund. A change in the quality rating of a bond can also
                                    affect the bond's liquidity and make it more difficult for the Fund to sell.

                                    Interest Rate Risk: Changes in interest rates will affect
                                    the yield or value of the Fund's investments in debt
                                    securities. If interest rates rise, the value of the Fund's investments may fall.

                                    Derivatives Risk: The Fund may invest in derivative
                                    instruments (e.g., option and futures contracts) to help
                                    achieve its investment objective. The Fund may do so only
                                    for hedging purposes or for cash management purposes, as a substitute for investing directly in fixed income
                                    instruments. These investments could increase the Fund's
                                    price volatility or reduce the return on your investment.

                                    Concentration Risk: Because the Fund will concentrate its
                                    investments in New York municipal obligations and may invest a significant portion of its assets in the securities of a single issuer or sector, the value of the Fund's assets
                                    could lose significant value due to the poor performance of a single issuer or sector.

HSBC Investor New York Tax-Free Bond Fund
Risk/Return Summary and Fund Expenses [LOGO]
--------------------------------------------------------------------------------

                                    State Specific Risk: A fund investing primarily within a
                                    single state is by definition, less diversified
                                    geographically then one investing across many states and
                                    therefore has greater exposure to adverse economic and
                                    political changes within the state, as well as risks
                                    associated with any natural disasters or acts of terrorism that might impact the State of New York. Historically, New
                                    York State and other issuers of New York municipal
                                    obligations have experienced periods of financial
                                    difficulty. Because a significant share of New York State's economy depends on financial and business services, any
                                    change in market conditions that adversely affects these
                                    industries could affect the ability of New York and its
                                    localities to meet its financial obligations. If such
                                    difficulties arise in the future, you could lose money on
                                    your investment.

HSBC Investor New York Tax-Free Bond Fund
Risk/Return Summary and Fund Expenses [LOGO]
--------------------------------------------------------------------------------

                                             PERFORMANCE BAR CHART AND TABLE

The bar chart on this page shows the HSBC Investor New York Tax-Free Bond Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions.


Performance is based on net expenses during the periods and takes into account fee waivers and/or expense reimbursements, if any, that may have been in place. If such waivers and/or reimbursements had not been in effect, performance would have been lower.


YEAR-BY-YEAR
TOTAL RETURNS
AS OF 12/31
FOR CLASS I SHARES

  9.35%    6.44%    -3.08%   10.82%   4.00%    9.23%    4.69%    3.29%    2.30%
  1997     1998     1999     2000     2001     2002     2003     2004     2005

Of course, past performance does not indicate how the Fund will perform in the future.

--------------------------------------------
   Best quarter:    3Q    2002      +5.11%
   Worst quarter:   2Q    1999     - 2.20%
--------------------------------------------

HSBC Investor New York Tax-Free Bond Fund
Risk/Return Summary and Fund Expenses [LOGO]
--------------------------------------------------------------------------------


The table below compares the Fund's performance over time to that of the Lehman NY Exempt Index, an index composed of investment grade New York tax-exempt securities, all having a $50 million minimum maturity value, and the Lipper NY Municipal Debt Fund Index, an equally weighted index composed of the 30 largest mutual funds with a similar investment objective. The table assumes reinvestment of dividends and distributions. This information (as well as the performance bar chart on the previous page) provides some indication of the risks of investing in the Fund by showing changes in the Fund's year to year performance and by showing how the Fund's average annual returns compare with those of a broad measure of market performance.


The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Past performance (before and after taxes) is not an indication of how the Fund will perform in the future.

  AVERAGE ANNUAL
  TOTAL RETURNS (for
  the periods ended
  December 31, 2005)


------------------------------------------------------------------------------------------------------------------
                                                              INCEPTION          1          5          SINCE
                                                                DATE           YEAR       YEARS      INCEPTION
------------------------------------------------------------------------------------------------------------------
  CLASS I SHARES RETURN BEFORE TAXES                        July 1, 1996       2.30%      4.69%        5.32%
------------------------------------------------------------------------------------------------------------------
  CLASS I SHARES RETURN AFTER TAXES ON DISTRIBUTIONS        July 1, 1996       2.27%      4.67%        5.29%
------------------------------------------------------------------------------------------------------------------
  CLASS I SHARES RETURN AFTER TAXES ON DISTRIBUTIONS
  AND SALE OF FUND SHARES                                   July 1, 1996       2.68%      4.55%        5.18%
------------------------------------------------------------------------------------------------------------------
  LEHMAN NY EXEMPT INDEX (REFLECTS NO DEDUCTION FOR FEES,
  EXPENSES OR TAXES)                                             --            3.33%      5.45%        6.18%*
------------------------------------------------------------------------------------------------------------------
  LIPPER NY MUNICIPAL DEBT FUND INDEX                            --            3.31%      4.95%        5.35%*
------------------------------------------------------------------------------------------------------------------


* Since June 30, 1996.
26

HSBC Investor New York Tax-Free Bond Fund
Risk/Return Summary and Fund Expenses [LOGO]
--------------------------------------------------------------------------------

                                            FEES AND EXPENSES


As an investor in the HSBC Investor New York Tax-Free Bond Fund, you may pay the following fees and expenses if you buy and hold Class I Shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.



-----------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES                              CLASS I
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                     SHARES
-----------------------------------------------------------------------
Maximum sales charge (load) on purchases                         None
-----------------------------------------------------------------------
Maximum deferred sales charge (load)                             None
-----------------------------------------------------------------------
Redemption/Exchange Fee (as a percentage of amount redeemed
or exchanged)(1)                                                2.00%
-----------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES                                CLASS I
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                 SHARES
-----------------------------------------------------------------------
Management fee                                                  0.25%
-----------------------------------------------------------------------
Distribution (12b-1) fee                                         None
-----------------------------------------------------------------------
Shareholder servicing fee                                        None
-----------------------------------------------------------------------
Other expenses                                                  0.39%
-----------------------------------------------------------------------
Total Fund operating expenses                                   0.64%
-----------------------------------------------------------------------


(1) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see 'Selling Your Shares -- Redemption Fee' in this prospectus.

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

     $10,000 investment

     5% annual return

     no changes in the Fund's operating expenses

Because this Example is hypothetical and for comparison only, your actual costs may be higher or lower.


                                               EXPENSE EXAMPLE

------------------------------------------------------
                           1      3       5       10
                          YEAR   YEARS   YEARS   YEARS

  CLASS I SHARES          $65    $205    $357    $798
------------------------------------------------------

HSBC Investor Short Duration Fixed Income Fund
Risk/Return Summary and Fund Expenses [LOGO]
--------------------------------------------------------------------------------


                                      HSBC INVESTOR SHORT DURATION FIXED INCOME FUND

INVESTMENT OBJECTIVE                  The investment objective of the Fund is to maximize total
                                      return, consistent with preservation of capital and prudent investment management. The 'total return' sought by the Fund consists of income earned on the Fund's investments, plus
                                      capital appreciation, if any, which generally arises from
                                      decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRINCIPAL INVESTMENT                  The Fund seeks to achieve its investment objective by
STRATEGIES                            investing all of its assets in the HSBC Investor Short
                                      Duration Fixed Income Portfolio (the 'Portfolio'), which has the same investment objective as the Fund. This two-tier
                                      fund structure is commonly referred to as a 'master/feeder'
                                      structure because one fund (the Short Duration Fixed Income
                                      Fund or 'feeder fund') is investing all its assets in a
                                      second fund (the Portfolio or 'master fund'). Fund
                                      shareholders bear the expenses of both the Fund and the
                                      Portfolio, which may be greater than other structures. For reasons relating to costs or a change in investment
                                      objective, among others, the Fund could switch to another
                                      pooled investment company or decide to manage its assets
                                      itself. The Fund is currently not contemplating such a move.

                                      Under normal market conditions, the Portfolio invests at
                                      least 80% of its net assets in fixed income securities. The
                                      Portfolio may purchase securities of various maturities, but expects to maintain an average portfolio duration of 1 to
                                      3 years.

                                      The Portfolio invests primarily in investment grade debt
                                      securities, but may invest up to 10% of its total assets in high yield securities ('junk bonds') rated B or higher by
                                      Moody's or S&P, or, if unrated, determined by the Adviser to be of comparable quality. The Portfolio may invest up to 30%
                                      of its total assets in securities denominated in foreign
                                      currencies, and may invest beyond this limit in U.S. dollar-
                                      denominated securities of foreign issuers.

                                      The Portfolio may invest in loan participations and
                                      assignments and structured notes, and may hold common stock or warrants received as the result of an exchange or tender of fixed income securities.

                                      The Portfolio may invest in derivative instruments, such as options, futures contracts or swap agreements, or in
                                      mortgage- or asset-backed securities. The Portfolio may,
                                      without limitation, seek to obtain market exposure to the
                                      securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other
                                      investment techniques.

PRINCIPAL INVESTMENT                  Interest Rate Risk: Changes in interest rates will affect
RISKS                                 the yield and value of the Portfolio's investments in fixed income securities. Increases in interest rates may cause the value of the Portfolio's investments to decline.

                                      Credit Risk: The Fund could lose money if the issuer of a
                                      fixed income security owned by the Portfolio defaults on its financial obligation.

                                      High Yield ('Junk Bonds') Risk: The Portfolio may invest in high-yield securities, which are subject to higher credit
                                      risks and are less liquid

HSBC Investor Short Duration Fixed Income Fund
Risk/Return Summary and Fund Expenses [LOGO]
--------------------------------------------------------------------------------


                                      than other fixed income securities. The Fund could lose
                                      money if the Portfolio is unable to dispose of these
                                      investments at an appropriate time.

                                      Foreign Investment Risk: The Portfolio's investments in
                                      foreign securities are riskier than investments in U.S.
                                      securities. Investments in foreign securities may lose value due to unstable international, political and economic
                                      conditions, fluctuations in currency exchange rates, and
                                      lack of adequate company information.

                                      Currency Risk: Fluctuations in exchange rates between the
                                      U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses.

                                      Derivatives/Leverage Risk: The Portfolio may invest to a
                                      limited extent in derivative instruments (e.g., options and futures contracts) to help achieve its investment objective.
                                      The Portfolio intends to do so primarily for hedging
                                      purposes or for cash management purposes, as a substitute
                                      for investing directly in fixed income instruments, but may also do so to enhance return when the Adviser believes the investment will assist the Portfolio in achieving its
                                      investment objectives. Gains and losses from speculative
                                      positions in a derivative may be much greater than the
                                      derivative's original cost. If derivatives are used for
                                      leverage, their use would involve leveraging risk. Leverage, including borrowing, may cause the Portfolio to be more
                                      volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any
                                      increase or decrease in the value of the Portfolio's
                                      portfolio securities. The Portfolio's use of derivative
                                      instruments involves risks different from, or possibly
                                      greater than, the risks associated with investing directly in securities and other traditional investments. The
                                      Portfolio's investment in a derivative instrument could lose more than the principal amount invested. These investments could increase the Fund's price volatility or reduce the
                                      return on your investment.

PERFORMANCE                           No performance information is provided because the Fund had not begun operations as of the date of this prospectus.

HSBC Investor Short Duration Fixed Income Fund
Risk/Return Summary and Fund Expenses [LOGO]
--------------------------------------------------------------------------------

                                            FEES AND EXPENSES(1)


As an investor in the HSBC Investor Short Duration Fixed Income Fund, you may pay the following fees and expenses if you buy and hold Class I Shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.



-----------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES                              CLASS I
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                     SHARES
-----------------------------------------------------------------------
Maximum sales charge (load) on purchases                         None
-----------------------------------------------------------------------
Maximum deferred sales charge (load)                             None
-----------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount redeemed or exchanged)(2)            2.00%
-----------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES                                CLASS I
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                 SHARES
-----------------------------------------------------------------------
Management fee                                                  0.40%
-----------------------------------------------------------------------
Distribution (12b-1) fee                                         None
-----------------------------------------------------------------------
Shareholder servicing fee                                        None
-----------------------------------------------------------------------
Other expenses                                                  0.63%
-----------------------------------------------------------------------
Total Fund operating expenses                                   1.03%
-----------------------------------------------------------------------
Fee waiver and/or expense reimbursement(3)                      0.63%
-----------------------------------------------------------------------
Net operating expenses                                          0.40%
-----------------------------------------------------------------------



(1) The table reflects the combined fees and expenses of both the Fund and the Short Duration Fixed Income Portfolio. As a new fund, expenses are estimates for the current fiscal year ending October 31, 2006.

(2) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see the 'Selling Your Shares -- Redemption Fee' section in this prospectus.

(3) The Adviser has entered into a written expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 0.40% for the Class I Shares. The expense limitation is contractual and shall be in effect until March 1, 2007.


The Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

   $10,000 investment

   5% annual return

   no changes in the Fund's operating expenses

Because this Example is hypothetical and for comparison only, your actual costs may be higher or lower.

EXPENSE EXAMPLE*


--------------------------------------------
                              1         3
                             YEAR     YEARS
  CLASS I SHARES              $41      $265
--------------------------------------------



* The Example reflects the combined fees of both the Short Duration Fixed Income Fund and the Short Duration Fixed Income Portfolio.

HSBC Investor Growth Fund
Risk/Return Summary and Fund Expenses [LOGO]
--------------------------------------------------------------------------------


                                    HSBC INVESTOR GROWTH FUND

INVESTMENT OBJECTIVE                The investment objective of the Growth Fund is long-term
                                    growth of capital.

PRINCIPAL INVESTMENT                The Fund seeks to achieve its investment objective by
STRATEGIES                          investing all of its assets in the HSBC Investor Growth
                                    Portfolio (the 'Portfolio'), which has the same investment objective as the Fund. This two-tier fund structure is
                                    commonly referred to as a 'master/feeder' structure because one fund (the Growth Fund or 'feeder fund') is investing all its assets in a second fund (the Portfolio or 'master
                                    fund'). Fund shareholders bear the expenses of both the Fund and the Portfolio, which may be greater than other
                                    structures. For reasons relating to costs or a change in
                                    investment objective, among others, the Fund could switch to another pooled investment company or decide to manage its
                                    assets itself. The Fund is currently not contemplating such a move.

                                    Under normal market conditions, the Portfolio will primarily invest in U.S. and foreign equity securities of high quality companies with market capitalizations generally in excess of
                                    $2 billion, which Waddell & Reed Investment Management
                                    Company, the Portfolio's investment sub-adviser, believes
                                    have the potential to generate superior levels of long-term profitability and growth.

                                    The sub-adviser selects companies which it anticipates will create superior wealth over time and have sustainable
                                    competitive advantages. The sub-adviser's selection process is a blend of quantitative and fundamental research. From a quantitative standpoint, the sub-adviser concentrates on
                                    profitability, capital intensity, cash flow and valuation
                                    measures, as well as earnings growth rates. Once the
                                    quantitative research is completed, the sub-adviser conducts its internal research. The sub-adviser searches to identify those companies that it believes possess a sustainable
                                    competitive advantage. The sub-adviser seeks to outperform the Russell 1000 Growth Index.

PRINCIPAL INVESTMENT                Market Risk: The Fund's performance per share will change
RISKS                               daily based on many factors, including national and
                                    international economic conditions and general market
                                    conditions. You could lose money on your investment in the
                                    Fund or the Fund could underperform other investments.

                                    Equity Risk: Equity securities have greater price volatility than fixed income instruments. The value of the Fund will
                                    fluctuate as the market price of the Portfolio's investments increases or decreases.

                                    Growth Stock Risk: The return on growth stocks may or may
                                    not move in tandem with the returns on other styles of
                                    investing or the stock market. Growth stocks may be
                                    particularly susceptive to rapid price swings during periods of economic uncertainty or in the event of earnings
                                    disappointments. Further, growth stocks typically have
                                    little or no dividend income to cushion the effect of
                                    adverse market conditions. To the extent a growth style of investing emphasizes certain sectors of the market, such
                                    investments will be more sensitive to market, political,
                                    regulatory and economic factors affecting those sectors.

HSBC Investor Growth Fund
Risk/Return Summary and Fund Expenses [LOGO]
--------------------------------------------------------------------------------


                                    Medium and Large Capitalization Risk: The Portfolio may
                                    invest in medium and large capitalization companies. Large capitalization stocks may fall out of favor with investors, and may be particularly volatile in the event of earnings
                                    disappointments or other financial developments. Medium
                                    capitalization companies may involve greater risks than
                                    investment in large capitalization companies due to such
                                    factors as limited product lines, market and financial or
                                    managerial resources.

                                    Foreign Investment Risk: The Portfolio's investments in
                                    foreign securities are riskier than investments in U.S.
                                    securities. Investments in foreign securities may lose value due to unstable international political and economic
                                    conditions, fluctuations in currency exchange rates, lack of adequate company information, as well as other factors.

                                    Issuer Risk: The value of a security may fluctuate for a
                                    variety of reasons that relate to the issuer, including, but not limited to, management performance and reduced demand
                                    for the issuer's products and services.

                                    Interest Rate Risk: Changes in interest rates will affect
                                    the yield and value of the Portfolio's investments in income producing or fixed income debt securities. Increases in
                                    interest rates may cause the value of the Portfolio's
                                    investments to decline.

                                    High Yield ('Junk Bonds') Risk: The Portfolio may invest in high-yield securities, which are subject to higher credit
                                    risk and are less liquid than other fixed income securities.
                                    The Fund could lose money if the Portfolio is unable to
                                    dispose of these investments at an appropriate time.

                                    Lending of Portfolio Securities: In order to generate
                                    additional income, the Portfolio may lend portfolio
                                    securities to qualified broker-dealers, major banks, or
                                    other recognized domestic institutional borrowers of
                                    securities. As with other extensions of credit, there are
                                    risks of delay in recovery or even loss of rights in the
                                    collateral should the borrower default or fail financially.

HSBC Investor Growth Fund
Risk/Return Summary and Fund Expenses [LOGO]
--------------------------------------------------------------------------------

                                            PERFORMANCE BAR CHART AND TABLE

The bar chart on this page shows the HSBC Investor Growth Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions.


Performance is based on net expenses during the periods and takes into account fee waivers and/or expense reimbursements, if any, that may have been in place. If such waivers and/or reimbursements had not been in effect, performance would have been lower.


YEAR-BY-YEAR
TOTAL RETURNS
AS OF 12/31
FOR CLASS I SHARES

  11.48%
  2005

Of course, past performance does not indicate how the Fund will perform in the future.

--------------------------------------------
  Best quarter:    4Q    2005     +5.89%
  Worst quarter:   1Q    2005    - 2.71%
--------------------------------------------

HSBC Investor Growth Fund
Risk/Return Summary and Fund Expenses [LOGO]
--------------------------------------------------------------------------------


The table below compares the Fund's performance over time to that of the Russell 1000 Growth Index. The table assumes reinvestment of dividends and distributions. This information (as well as the performance bar chart on the previous page) provides some indication of the risks of investing in the Fund by showing changes in the Fund's year to year performance and by showing how the Fund's average annual returns compare with those of a broad measure of market performance.


The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


Past performance (before and after taxes) is not an indication of how the Fund will perform in the future.

  AVERAGE ANNUAL
  TOTAL RETURNS (for
  the periods ended
  December 31, 2005)


----------------------------------------------------------------------------------------------
                                                               INCEPTION              SINCE
                                                                 DATE      1 YEAR   INCEPTION
----------------------------------------------------------------------------------------------
  CLASS I SHARES RETURN BEFORE TAXES                          May 7, 2004  11.48%    10.87%
----------------------------------------------------------------------------------------------
  CLASS I SHARES RETURN AFTER TAXES ON DISTRIBUTIONS          May 7, 2004  11.18%    10.61%
----------------------------------------------------------------------------------------------
  CLASS I SHARES RETURN AFTER TAXES ON DISTRIBUTIONS AND
  SALES                                                       May 7, 2004   7.86%     9.23%
----------------------------------------------------------------------------------------------
  RUSSELL 1000 GROWTH INDEX
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)             --        5.26%     7.22%*
----------------------------------------------------------------------------------------------



* Since April 30, 2004

HSBC Investor Growth Fund
Risk/Return Summary and Fund Expenses [LOGO]
--------------------------------------------------------------------------------

                                            FEES AND EXPENSES(1)


As an investor in the HSBC Investor Growth Fund, you may pay the following fees and expenses if you buy and hold Class I Shares of the Fund. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of Fund assets, and are reflected in the share price.



-----------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES                              CLASS I
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                     SHARES
-----------------------------------------------------------------------
Maximum sales charge (load) on purchases                         None
-----------------------------------------------------------------------
Maximum deferred sales charge (load)                             None
-----------------------------------------------------------------------
Redemption/Exchange Fee (as a percentage of amount redeemed
or exchanged)(2)                                                2.00%
-----------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES                                CLASS I
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                 SHARES
-----------------------------------------------------------------------
Management fee                                                  0.50%
-----------------------------------------------------------------------
Distribution (12b-1) fee                                         None
-----------------------------------------------------------------------
Shareholder servicing fee                                        None
-----------------------------------------------------------------------
Other expenses(3)                                               0.65%
-----------------------------------------------------------------------
Total Fund operating expenses(3)                                1.15%
-----------------------------------------------------------------------
Fee waiver and/or expense reimbursement(4)                      0.20%
-----------------------------------------------------------------------
Net operating expenses                                          0.95%
-----------------------------------------------------------------------



(1) This table reflects the combined fees and expenses for both the Growth Fund and the Growth Portfolio.


(2) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see 'Selling Your Shares -- Redemption Fee' in this prospectus.




(3) The expense information in the table has been restated to reflect current fees.



(4) The Adviser has entered into a written expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 0.95% for Class I Shares. The expense limitation is contractual and shall be in effect until March 1, 2007.


This Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

     $10,000 investment

     5% annual return


     no changes in the Fund's operating expenses


Because this Example is hypothetical and for comparison only, your actual costs may be higher or lower.

EXPENSE EXAMPLE*

-----------------------------------------------------------
                           1      3       5       10
                         Year   Years   Years    Years
  CLASS I SHARES          $97    $346    $614    $1,380
-----------------------------------------------------------


* The Example reflects the combined fees for both the Growth Fund and the Growth Portfolio.

HSBC Investor Growth Fund
Risk/Return Summary and Fund Expenses [LOGO]
--------------------------------------------------------------------------------


                                    HSBC INVESTOR GROWTH AND INCOME FUND

INVESTMENT OBJECTIVE                The investment objective of the Growth and Income Fund is to pursue long-term growth of capital and current income.

PRINCIPAL INVESTMENT                The Fund normally invests at least 65% of its assets in
STRATEGIES                          common stocks, preferred stocks, and convertible securities.
                                    The Fund may also invest the balance of its assets in
                                    various types of fixed income securities and in money market instruments. These fixed income securities may include U.S.
                                    Government securities, corporate bonds, asset-backed
                                    securities (including mortgage-backed securities),
                                    obligations of savings and loans and U.S. and foreign banks, commercial paper and related repurchase agreements.
                                    Transamerica Investment Management, LLC, the Fund's
                                    sub-adviser, selects securities for the Fund's portfolio,
                                    some of which will be income-producing. In selecting equity securities, the sub-adviser uses fundamental research to
                                    identify stocks it believes are undergoing a positive change and poised to grow more rapidly.

PRINCIPAL INVESTMENT                Market Risk: The Fund's performance per share will change
RISKS                               daily based on many factors, including national and
                                    international economic conditions and general market
                                    conditions. You could lose money on your investment in the
                                    Fund or the Fund could underperform other investments.

                                    Equity Risk: Equity securities have greater price volatility than fixed income instruments. The value of the Fund will
                                    fluctuate as the market price of its investments increases or decreases.

                                    Interest Rate Risk: Risk that changes in interest rates will affect the value of the Fund's investments in debt
                                    securities. If interests rates rise, the value of the Fund's investments may fall.

                                    Credit Risk: The Fund could lose money if the issuer of a
                                    fixed income security owned by the Fund defaults on its
                                    financial obligation. In addition, an issuer may suffer
                                    adverse changes in its financial condition that could lower the credit quality of a security, leading to greater
                                    volatility in the price of a security and in shares of the
                                    Fund. A change in the quality rating of a bond can also
                                    affect the bond's liquidity and make it more difficult for the Fund to sell.

                                    Prepayment Risk: With respect to mortgage-backed securities, the risk that the principal amount of the underlying
                                    mortgages will be repaid prior to the bond's maturity date.
                                    When such repayment occurs, no additional interest will be paid on the investment.

                                    Issuer Risk: The value of a security may fluctuate for a
                                    variety of reasons that relate to the issuer, including, but not limited to, management performance and reduced demand
                                    for the issuer's products and services.

HSBC Investor Growth and Income Fund
Risk/Return Summary and Fund Expenses [LOGO]
--------------------------------------------------------------------------------

                                             PERFORMANCE BAR CHART AND TABLE

The bar chart on this page shows the HSBC Investor Growth and Income Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions.


Performance is based on net expenses during the periods and takes into account fee waivers and/or expense reimbursements, if any, that may have been in place. If such waivers and/or reimbursements had not been in effect, performance would have been lower.


YEAR-BY-YEAR
TOTAL RETURNS
AS OF 12/31
FOR CLASS I SHARES

  -25.20%  26.62%   7.62%    10.18%
   2002     2003    2004     2005

Of course, past performance does not indicate how the Fund will perform in the future.

---------------------------------------
  Best quarter:    2Q    2003   +14.82%
  Worst quarter:   3Q    2002   -17.98%
---------------------------------------

HSBC Investor Growth and Income Fund
Risk/Return Summary and Fund Expenses [LOGO]
--------------------------------------------------------------------------------

The table below compares the Fund's performance over time to that of the Standard & Poor's 500 Index'r', a broad market index that is generally representative of the larger companies in the U.S. stock market. The table assumes reinvestment of dividends and distributions. This information (as well as the performance bar chart on the previous page) provides some indication of the risks of investing in the Fund by showing changes in the Fund's year to year performance and by showing how the Fund's average annual returns compare with those of a broad measure of market performance.

The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Past performance (before and after taxes) is not an indication of how the Fund will perform in the future.

  AVERAGE ANNUAL
  TOTAL RETURNS (for
  the periods ended
  December 31, 2005)


-------------------------------------------------------------------------------------------------------------
                                                                  INCEPTION                       SINCE
                                                                     DATE          1 YEAR       INCEPTION
-------------------------------------------------------------------------------------------------------------
  CLASS I SHARES RETURN BEFORE TAXES                             Apr. 2, 2001      10.18%          1.59%
-------------------------------------------------------------------------------------------------------------
  CLASS I SHARES RETURN AFTER TAXES ON DISTRIBUTIONS             Apr. 2, 2001      10.09%          1.37%
-------------------------------------------------------------------------------------------------------------
  CLASS I SHARES RETURN AFTER TAXES ON DISTRIBUTIONS AND
  SALE OF FUND SHARES                                            Apr. 2, 2001       6.72%          1.24%
-------------------------------------------------------------------------------------------------------------
  STANDARD & POOR'S 500 INDEX'r'
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                 --            4.91%          3.28%*
-------------------------------------------------------------------------------------------------------------


* Since March 31, 2001
38

HSBC Investor Growth and Income Fund
Risk/Return Summary and Fund Expenses [LOGO]
--------------------------------------------------------------------------------

                                            FEES AND EXPENSES


As an investor in the HSBC Investor Growth and Income Fund, you may pay the following fees and expenses if you buy and hold Class I Shares of the Fund. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of Fund assets, and are reflected in the share price.



-----------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES                              CLASS I
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                     SHARES
-----------------------------------------------------------------------
Maximum sales charge (load) on purchases                         None
-----------------------------------------------------------------------
Maximum deferred sales charge (load)                             None
-----------------------------------------------------------------------
Redemption/Exchange Fee (as a percentage of amount redeemed
or exchanged)(1)                                                2.00%
-----------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES(2)                             CLASS I
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                 SHARES
-----------------------------------------------------------------------
Management fee                                                  0.60%
-----------------------------------------------------------------------
Distribution (12b-1) fee                                         None
-----------------------------------------------------------------------
Shareholder servicing fee                                        None
-----------------------------------------------------------------------
Other expenses                                                  0.36%
-----------------------------------------------------------------------
Total Fund operating expenses                                   0.96%
-----------------------------------------------------------------------
Fee waiver and/or reimbursement(3)(4)                           0.05%
-----------------------------------------------------------------------
Net operating expenses(4)                                       0.91%
-----------------------------------------------------------------------


(1) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see 'Selling Your Shares -- Redemption Fee' in this prospectus.


(2) The expense information in the table has been restated to reflect current fees.



(3) The Adviser has entered into a written agreement with the Fund under which it will waive 0.05% of its management fee. This management fee waiver is contractual and shall be in effect until March 1, 2007.



(4) The Adviser has entered into a written expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 0.95% for the Class I shares. The expense limitation is contractual and shall be in effect until March 1, 2007.


This Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

     $10,000 investment

     5% annual return

     no changes in the Fund's operating expenses

Because this Example is hypothetical and for comparison only, your actual costs may be higher or lower.

EXPENSE EXAMPLE


-----------------------------------------------------------
                            1      3       5        10
                           YEAR   YEARS   YEARS   YEARS
  CLASS I SHARES           $93    $301    $526    $1,173
-----------------------------------------------------------

HSBC Investor International Equity Fund
Risk/Return Summary and Fund Expenses [LOGO]
--------------------------------------------------------------------------------


                                      HSBC INVESTOR INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE                  The investment objective of the International Equity Fund is to seek long-term growth of capital and future income.

PRINCIPAL INVESTMENT STRATEGIES       The Fund seeks to achieve its investment objective by
                                      investing all of its assets in the HSBC Investor
                                      International Equity Portfolio (the 'Portfolio'), which has the same investment objective as the Fund. This two-tier
                                      fund structure is commonly referred to as a 'master/feeder'
                                      structure because one fund (the International Equity Fund or
                                      'feeder fund') is investing all its assets in a second fund
                                      (the Portfolio or 'master fund'). Fund shareholders bear the expenses of both the Fund and the Portfolio, which may be
                                      greater than other structures. For reasons relating to costs or a change in investment objective, among others, the Fund could switch to another pooled investment company or decide to manage its assets itself. The Fund is currently not
                                      contemplating such a move.

                                      Under normal market conditions, the Portfolio invests at
                                      least 80% of its net assets in equity securities of
                                      companies organized and domiciled in developed nations
                                      outside the United States or for which the principal trading market is outside the United States, including Europe,
                                      Canada, Australia and the Far East. The Fund may invest up to 20% of its assets in equity securities of companies in
                                      emerging markets.

                                      AllianceBernstein Investment Research and Management, the
                                      Portfolio's sub-adviser, uses a fundamental value-oriented approach in selecting investments for the Portfolio.

PRINCIPAL INVESTMENT                  Market Risk: The Fund's performance per share will change
RISKS                                 daily based on many factors, including national and
                                      international economic conditions and general market
                                      conditions. You could lose money on your investment in the
                                      Fund or the Fund could underperform other investments.
                                      Equity Risk: Equity securities have greater price volatility than fixed income instruments. The value of the Fund will
                                      fluctuate as the market price of the Portfolio's investments increases or decreases.

                                      Foreign Investment Risk: The Portfolio's investments in
                                      foreign securities are riskier than investments in U.S.
                                      securities. Investments in foreign securities may lose value due to unstable international political and economic
                                      conditions, fluctuations in currency exchange rates, lack of adequate company information, as well as other factors.
                                      Emerging market securities are subject to even greater price volatility than investments in other foreign securities
                                      because there is a greater risk of political or social
                                      upheaval in emerging markets. In addition, these investments are often less liquid and may be difficult to value
                                      accurately.

                                      Issuer Risk: The value of a security may fluctuate for a
                                      variety of reasons that relate to the issuer, including, but not limited to, management performance and reduced demand
                                      for the issuer's products and services.

                                      Derivatives Risk: The Portfolio may invest in derivative
                                      instruments (e.g., option and futures contracts) to help
                                      achieve its investment objective. The Portfolio may do so
                                      only for hedging purposes or for cash management purposes, as a substitute for investing in equity or fixed income
                                      securities. These investments could increase the Fund's
                                      price volatility or reduce the return on your investment.

HSBC Investor International Equity Fund
Risk/Return Summary and Fund Expenses [LOGO]
--------------------------------------------------------------------------------

                                            PERFORMANCE BAR CHART AND TABLE

The bar chart on this page shows the HSBC Investor International Equity Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions.


Performance is based on net expenses during the periods and takes into account fee waivers and/or expense reimbursements, if any, that may have been in place. If such waivers and/or reimbursements had not been in effect, performance would have been lower.


YEAR-BY-YEAR
TOTAL RETURNS
AS OF 12/31
FOR ADVISOR SHARES

  15.08%   9.71%    12.43%   71.01%   -19.65%  -17.47%  -18.37%  29.36%   23.72%   16.36%
  1996     1997     1998     1999     2000     2001     2002     2003     2004     2005

    Of course, past performance does not indicate how the Fund will perform in the future.

---------------------------------------
  Best quarter:    4Q    1999   +30.85%
  Worst quarter:   2Q    2002   -21.76%
---------------------------------------

HSBC Investor International Equity Fund
Risk/Return Summary and Fund Expenses [LOGO]
--------------------------------------------------------------------------------


The table below compares the Fund's performance over time to that of the Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI EAFE Index), which includes 1,600 companies in 21 countries representing the stock markets of Europe, Australia, New Zealand and the Far East, and the Lipper International Equity Fund Index, an equally weighted index composed of the 30 largest mutual funds with a similar investment objective. The table assumes reinvestment of dividends and distributions. This information (as well as the performance bar chart on the previous page) provides some indication of the risks of investing in the Fund by showing changes in the Fund's year to year performance and by showing how the Fund's average annual returns compare with those of a broad measure of market performance.


The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the investment period.

Past performance (before and after taxes) is not an indication of how the Fund will perform in the future.

  AVERAGE ANNUAL
  TOTAL RETURNS (for
  the periods ended
  December 31, 2005)


-------------------------------------------------------------------------------------------------------------
                                                         INCEPTION      1        5      10       SINCE
                                                           DATE        YEAR    YEAR    YEAR    INCEPTION
-------------------------------------------------------------------------------------------------------------
  ADVISOR SHARES RETURN BEFORE TAXES                   Jan. 9, 1995   16.36%   4.64%   9.36%     9.67%
-------------------------------------------------------------------------------------------------------------
  ADVISOR SHARES RETURN AFTER TAXES ON DISTRIBUTIONS   Jan. 9, 1995   15.71%   4.06%   8.31%     8.65%
-------------------------------------------------------------------------------------------------------------
  ADVISOR SHARES RETURN AFTER TAXES ON DISTRIBUTIONS
  AND SALE OF FUND SHARES                              Jan. 9, 1995   12.05%   2.75%   7.78%     8.10%
-------------------------------------------------------------------------------------------------------------
  MSCI EAFE INDEX (REFLECTS NO DEDUCTION FOR FEES,
  EXPENSES OR TAXES)                                        --        13.54%   4.55%   5.84%    6.31%*
-------------------------------------------------------------------------------------------------------------
  LIPPER INTERNATIONAL EQUITY FUND INDEX                    --        15.67%   5.34%   7.74%    7.95%*
-------------------------------------------------------------------------------------------------------------


* Since December 31, 1994.
42

HSBC Investor International Equity Fund
Risk/Return Summary and Fund Expenses [LOGO]
--------------------------------------------------------------------------------

                                            FEES AND EXPENSES(1)

As an investor in the HSBC Investor International Equity Fund, you may pay the following fees and expenses if you buy and hold Advisor Shares of the Fund. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of Fund assets, and are reflected in the share price.


-----------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES                               ADVISOR
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                      SHARES
-----------------------------------------------------------------------
Maximum sales charge (load) on purchases                         None
-----------------------------------------------------------------------
Maximum deferred sales charge (load)                             None
-----------------------------------------------------------------------
Redemption/Exchange Fee (as a percentage of amount redeemed     2.00%
or exchanged)(2)
-----------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES                                 ADVISOR
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                  SHARES
-----------------------------------------------------------------------
Management fee                                                    0.69%
-----------------------------------------------------------------------
Distribution (12b-1) fee                                         None
-----------------------------------------------------------------------
Shareholder servicing fee                                        None
-----------------------------------------------------------------------
Other expenses                                                  0.23%
-----------------------------------------------------------------------
Total Fund operating expenses                                   0.92%
-----------------------------------------------------------------------



(1) The table reflects the combined fees and expenses of both the International Equity Fund and the International Equity Portfolio.


(2) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see 'Selling Your Shares -- Redemption Fee' in this prospectus.

                                               EXPENSE EXAMPLE*

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

       $10,000 investment

       5% annual return

       no changes in the Fund's operating expenses

Because this Example is hypothetical and for comparison only, your actual costs may be higher or lower.


------------------------------------------------------
                       1      3       5        10
                      YEAR   YEARS   YEARS   YEARS
ADVISOR SHARES        $94    $293    $509    $1,131
------------------------------------------------------


* The Example reflects the combined fees of both the International Equity Fund and the International Equity Portfolio.

HSBC Investor Mid-Cap Fund
Risk/Return Summary and Fund Expenses [LOGO]
--------------------------------------------------------------------------------


                                    HSBC INVESTOR MID-CAP FUND

INVESTMENT OBJECTIVE                The investment objective of the Fund is to achieve long-term growth of capital.

PRINCIPAL INVESTMENT                The Fund seeks to achieve its objective by investing in
STRATEGIES                          common or preferred stocks and convertible securities. Under normal market conditions, the Fund will invest at least 80%
                                    of its net assets in equity securities of mid-sized
                                    companies with market capitalizations falling within the
                                    range of the S&P MidCap 400 Index (between $1 billion and $4 billion as of January 31, 2006) at the time of acquisition.
                                    Investments are primarily in domestic common stocks but also may include, to a limited degree, preferred stocks, and
                                    convertible securities.

                                    Munder Capital Management, the Fund's sub-adviser, selects stocks that have attractive valuation, the potential for
                                    future earnings growth and that, in the sub-adviser's
                                    opinion, are likely to outperform the S&P MidCap 400 Index over an investment cycle, while maintaining an appropriate level of risk. In selecting securities the sub-adviser uses quantitative and fundamental research to identify companies with superior growth and efficient use of cash flow.

PRINCIPAL INVESTMENT                Capitalization Risk: Investments in mid-capitalization
RISKS                               companies involve greater risk than is customarily
                                    associated with larger more established companies due to the greater business risks of small size, limited markets and
                                    financial resources, narrow product lines and frequent lack of depth of management.

                                    Equity Risk: Equity securities have greater price volatility than fixed income instruments. The value of the Fund will
                                    fluctuate as the market price of its investments increases or decreases.

                                    Market Risk: The Fund`s performance per share will change
                                    daily based on many factors, including the quality of the
                                    instruments in the Portfolio's investment portfolio,
                                    national and international economic conditions and general market conditions. You could lose money on your investment in the Fund or the Fund could underperform other
                                    investments.

                                    Issuer Risk: The value of a security may fluctuate for a
                                    variety of reasons that relate to the issuer, including, but not limited to, management performance and reduced demand
                                    for the issuer's products and service.

HSBC Investor Mid-Cap Fund
Risk/Return Summary and Fund Expenses [LOGO]
--------------------------------------------------------------------------------

                                            PERFORMANCE BAR CHART AND TABLE

The bar chart on this page shows the HSBC Investor Mid-Cap Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions, but does not reflect sales charges.


Performance is based on net expenses during the periods and takes into account fee waivers and/or expense reimbursements, if any, that may have been in place. If such waivers and/or reimbursements had not been in effect, performance would have been lower.


YEAR-BY-YEAR
TOTAL RETURNS
AS OF 12/31(1)
FOR TRUST SHARES

  16.89%   30.96%   9.46%    38.40%   11.13%   -9.29%   -27.01%  32.06%   14.25%   10.51%
  1996     1997     1998     1999     2000     2001     2002     2003     2004     2005


    Of course, past performance does not indicate how the Fund will perform in the future.

---------------------------------------
  Best quarter:    4Q    1999   +27.21%
  Worst quarter:   3Q    1998   -18.28%
---------------------------------------

(1) The Fund commenced operations on July 1, 2000 upon the transfer to the Fund of assets held in a collective investment trust (the 'CIT') maintained by HSBC Bank USA, National Association, for which HSBC Investments (USA) Inc. had provided day-to-day portfolio management. The CIT had substantially the same investment objective and policies as the Fund.

    The Fund calculates its performance for periods prior to July 1, 2000 by including the CIT's total return, adjusted to reflect the deduction of fees and expenses applicable to the Fund as stated in the Fees and Expenses table in this prospectus (that is, adjusted to reflect estimated expenses, including the Fund's aggregate annual operating expenses including 12b-1 fees).

    The CIT was not registered with the SEC and thus was not subject to certain investment restrictions that are imposed on the Fund. If the CIT had been registered with the SEC, its performance might have been adversely affected.
                                                                              45

HSBC Investor Mid-Cap Fund
Risk/Return Summary and Fund Expenses [LOGO]
--------------------------------------------------------------------------------


The table below compares the Fund's performance(1) over time to that of the S&P MidCap 400 Index and the Russell MidCap Growth Index. The S&P MidCap 400 Index is an index of 400 mid-sized U.S. companies and is designed to reflect the risk and return characteristcs of the broader mid-cap universe on an ongoing basis. The Russell MidCap Growth Index is a capitalization-weighted index that measures the performance of mid-cap companies with higher price-to-book ratios and higher forecasted growth values. The table assumes reinvestment of dividends and distributions. This information (as well as the performance bar chart on the previous page) provides some indication of the risks of investing in the Fund by showing changes in the Fund's year to year performance and by showing how the Fund's average annual returns compare with those of a broad measure of market performance.


The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


Past performance (before and after taxes) is not an indication of how the Fund will perform in the future.

  AVERAGE ANNUAL
  TOTAL RETURNS (for
  the periods ended
  December 31, 2005)


-------------------------------------------------------------------------------------------------------------
                                                INCEPTION          1           5          10           SINCE
                                                 DATE(2)          YEAR       YEAR        YEAR        INCEPTION
-------------------------------------------------------------------------------------------------------------
  TRUST SHARES RETURN BEFORE TAXES             July 1, 1993      10.51%      2.00%      11.02%        11.50%
-------------------------------------------------------------------------------------------------------------
  TRUST SHARES RETURN AFTER TAXES ON
  DISTRIBUTIONS                                July 1, 1993       7.10%      1.36%      10.64%         0.46%*
-------------------------------------------------------------------------------------------------------------
  TRUST SHARES RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND SHARES        July 1, 1993      11.48%      1.73%       9.88%         0.92%*
-------------------------------------------------------------------------------------------------------------
  S&P MIDCAP 400 INDEX (REFLECTS NO
  DEDUCTION FOR FEES, EXPENSES OR TAXES)(3)         --           12.56%      8.60%      14.36%        14.11%**
-------------------------------------------------------------------------------------------------------------
  RUSSELL MIDCAP GROWTH INDEX (REFLECTS NO
  DEDUCTION FOR FEES, EXPENSES OR TAXES)(3)         --           12.10%      1.38%       9.27%        10.55%**
-------------------------------------------------------------------------------------------------------------


 * Since July 1, 2000.

** Since July 1, 1993.

(1) The Fund commenced operations on July 1, 2000 upon the transfer to the Fund of assets held in a collective investment trust (the 'CIT') maintained by HSBC Bank USA, for which HSBC Investments (USA) Inc. had provided day-to-day portfolio management. The CIT had substantially the similiar investment objective, policies, and limitations as the Fund. Assets from the CIT were transferred to the Fund.

    The Fund calculates its performance for periods prior to July 1, 2000 by including the CIT's total return, adjusted to reflect the deduction of fees and expenses applicable to the Fund as stated in the Fee Table in this prospectus (that is, adjusted to reflect estimated expenses, including the Fund's aggregate annual operating expenses including 12b-1 fees).

    The CIT was not registered with the SEC and thus was not subject to certain investment restrictions that are imposed on the Fund. If the CIT had been registered with the SEC, its performance might have been adversely affected.

(2) Prior to July 1, 1993, the CIT had a different investment objective and, therefore the performance for that time period is not included.


(3) Effective July 1, 2005, the Fund changed its primary benchmark to the S&P MidCap 400 Index from the Russell Mid Cap Growth Index, to more broadly reflect the market in which the Fund primarily invests.

HSBC Investor Mid-Cap Fund
Risk/Return Summary and Fund Expenses [LOGO]
--------------------------------------------------------------------------------

                                            FEES AND EXPENSES

As an investor in the HSBC Investor Mid-Cap Fund, you may pay the following fees and expenses if you buy and hold Trust Shares of the Fund. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of Fund assets, and are reflected in the share price.


-----------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES                               TRUST
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                     SHARES
-----------------------------------------------------------------------
Maximum sales charge (load) on purchases                         None
-----------------------------------------------------------------------
Maximum deferred sales charge (load)                             None
-----------------------------------------------------------------------
Redemption/Exchange Fee (as a percentage of amount redeemed
or exchanged)(1)                                                2.00%
-----------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES(2)                              TRUST
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                 SHARES
-----------------------------------------------------------------------
Management fee                                                  0.75%
-----------------------------------------------------------------------
Distribution (12b-1) fee                                         None
-----------------------------------------------------------------------
Shareholder servicing fee                                        None
-----------------------------------------------------------------------
Other expenses                                                  0.66%
-----------------------------------------------------------------------
Total Fund operating expenses                                   1.41%
-----------------------------------------------------------------------
Fee waiver and/or reimbursement(3)(4)                           0.31%
-----------------------------------------------------------------------
Net operating expenses                                          1.10%
-----------------------------------------------------------------------


(1) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see 'Selling Your Shares -- Redemption Fee' in this prospectus.


(2) The expense information in the table has been restated to reflect current fees.



(3) The Advisor has entered into a written agreement with the Fund under which it will waive 0.05% of its management fee. This management fee waiver is contractual and shall be in effect until March 1, 2007.



(4) The Adviser has entered into a written expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 1.10% for the Trust shares. The expense limitation is contractual and shall be in effect until March 1, 2007.


                                                 EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

     $10,000 investment

     5% annual return

     no charges in the Fund's operating expenses

Because this Example is hypothetical and for comparison only, your actual costs may be higher or lower.



------------------------------------------------------
                           1      3       5        10
                          YEAR   YEARS   YEARS   YEARS
  TRUST SHARES            $112   $416    $742    $1,664
------------------------------------------------------

HSBC Investor Small Cap Equity Fund
Risk/Return Summary and Fund Expenses [LOGO]
--------------------------------------------------------------------------------


                                      HSBC INVESTOR SMALL CAP EQUITY FUND

INVESTMENT OBJECTIVE                  The investment objective of the Small Cap Equity Fund is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES       The Fund seeks to achieve its investment objective by
                                      investing all of its assets in the HSBC Investor Small Cap
                                      Equity Portfolio (the 'Portfolio'), which has the same
                                      investment objective as the Fund. This two-tier fund
                                      structure is commonly referred to as a 'master/feeder'
                                      structure because one fund (the Small Cap Equity Fund or
                                      'feeder fund') is investing all its assets in a second fund
                                      (the Portfolio or 'master fund'). Fund shareholders bear the expenses of both the Fund and the Portfolio, which may be
                                      greater than other structures. For reasons relating to costs or a change in investment objective, among others, the Fund could switch to another pooled investment company or decide to manage its assets itself. The Fund is currently not
                                      contemplating such a move.

                                      Under normal market conditions, the Portfolio invests at
                                      least 80% of its net assets in equity securities of small
                                      cap companies. The Portfolio may also invest in bonds,
                                      notes, commercial paper, U.S. Government securities, and
                                      foreign securities. Small cap companies generally are those that have market capitalizations within the range of market capitalizations represented in the Russell 2500 Growth
                                      Index. The Portfolio may also invest in equity securities of larger, more established companies if they are expected to show increased earnings.

                                      Westfield Capital Management Company, LLC, the Portfolio's
                                      sub-adviser, selects investments that it believes offer
                                      superior prospects for growth and are either:

                                           early in their cycle but which have the potential to
                                           become major enterprises, or

                                           are major enterprises whose rates of earnings growth
                                           are expected to accelerate because of special factors,
                                           such as rejuvenated management, new products, changes
                                           in consumer demand, or basic changes in the economic
                                           environment.

PRINCIPAL INVESTMENT                  Market Risk: The Fund's performance per share will change
RISKS                                 daily based on many factors, including national and
                                      international economic conditions and general market
                                      conditions. You could lose money on your investment in the
                                      Fund or the Fund could underperform other investments.

                                      Equity Risk: Equity securities have greater price volatility than fixed income instruments. The value of the Fund will
                                      fluctuate as the market price of the Portfolio's investments increases or decreases.

                                      Small Company Risk: Because small cap growth companies have fewer financial resources than larger, well-established
                                      companies, investments in the Fund are subject to greater
                                      price volatility than investments in other equity funds that invest in larger, well-established companies, particularly during periods of economic uncertainty or downturns.

                                      Foreign Investment Risk: The Portfolio's investments in
                                      foreign securities are riskier than its investments in U.S.
                                      securities. Investments in foreign securities may lose value due to unstable international political and economic
                                      conditions, fluctuations in currency exchange rates, lack of adequate company information, as well as other factors.

HSBC Investor Small Cap Equity Fund
Risk/Return Summary and Fund Expenses [LOGO]
--------------------------------------------------------------------------------


                                      Issuer Risk: The value of a security may fluctuate for a
                                      variety of reasons that relate to the issuer, including, but not limited to, management performance and reduced demand
                                      for the issuer's products and services.

                                      Derivatives Risk: The Portfolio may invest in derivative
                                      instruments (e.g., option and futures contracts) to help
                                      achieve its investment objective. The Portfolio intends to do so primarily for hedging purposes or for cash management purposes, as a substitute for investing in equity or fixed income securities, but may also do so to enhance return when the Adviser believes the investment will assist the
                                      Portfolio in achieving its investment objectives. Gains and losses from speculative positions in a derivative may be
                                      much greater than the derivative's original cost. If
                                      derivativess are used for leverage, their use would involve leveraging risk. Leverage, including borrowing, may cause
                                      the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to
                                      exaggerate the effect of any increase or decrease in the
                                      value of the Portfolio's portfolio securities. The
                                      Portfolio's use of derivative instruments involves risks
                                      different from, or possibly greater than, the risks
                                      associated with investing directly in securities and other traditional investments. The Portfolio's investment in a
                                      derivative instrument could lose more than the principal
                                      amount invested. These investments could increase the Fund's price volatility or reduce the return on your investment.

HSBC Investor Small Cap Equity Fund
Risk/Return Summary and Fund Expenses [LOGO]
--------------------------------------------------------------------------------

                                            PERFORMANCE BAR CHART AND TABLE

The bar chart on this page shows the HSBC Investor Small Cap Equity Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions.


Performance is based on net expenses during the periods and takes into account fee waivers and/or expense reimbursements, if any, that may have been in place. If such waivers and/or reimbursements had not been in effect, performance would have been lower.


YEAR-BY-YEAR
TOTAL RETURNS
AS OF 12/31
FOR ADVISOR SHARES

  22.76%   13.43%   48.20%   5.04%    -1.31%   -33.14%  39.21%   11.93%   12.99%
  1997     1998     1999     2000     2001     2002     2003     2004     2005

    Of course, past performance does not indicate how the Fund will perform in the future.

---------------------------------------
  Best quarter:    4Q    1999   +46.70%
  Worst quarter:   3Q    2001   -24.70%
---------------------------------------

HSBC Investor Small Cap Equity Fund
Risk/Return Summary and Fund Expenses [LOGO]
--------------------------------------------------------------------------------


The table below compares the Fund's performance over time with the Russell 2500 Growth Index, an index of the companies in the Russell 2500 Index (the 2500 smallest companies in the Russell 3000 Index) with higher price-to-book ratios and higher forecasted growth values, and the Lipper Mid Cap Growth Fund Index, an equally weighted average of funds within the Mid Cap Growth Fund category, adjusted for reinvestment of capital gains distributions and income dividends. The table assumes reinvestment of dividends and distributions. This information (as well as the performance bar chart on the previous page) provides some indication of the risks of investing in the Fund by showing changes in the Fund's year to year performance and by showing how the Fund's average annual returns compare with those of a broad measure of market performance.


The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the investment period.

Past performance (before and after taxes) is not an indication of how the Fund will perform in the future.

  AVERAGE ANNUAL
  TOTAL RETURNS (for
  the periods ended
  December 31, 2005)


-------------------------------------------------------------------------------------------------------------
                                                         INCEPTION                          SINCE
                                                            DATE       1 YEAR   5 YEAR    INCEPTION
-------------------------------------------------------------------------------------------------------------
  ADVISOR SHARES RETURN BEFORE TAXES                   Sept. 3, 1996   12.99%    3.03%     11.39%
-------------------------------------------------------------------------------------------------------------
  ADVISOR SHARES RETURN AFTER TAXES ON DISTRIBUTIONS   Sept. 3, 1996   12.46%    2.93%      9.46%
-------------------------------------------------------------------------------------------------------------
  ADVISOR SHARES RETURN AFTER TAXES ON DISTRIBUTIONS
  AND SALE OF FUND SHARES                              Sept. 3, 1996    9.15%    2.60%      8.92%
-------------------------------------------------------------------------------------------------------------
  RUSSELL 2500 GROWTH INDEX (REFLECTS NO DEDUCTION
  FOR FEES, EXPENSES OR TAXES)                               --         8.17%    2.78%      7.01%*
-------------------------------------------------------------------------------------------------------------
  LIPPER MID CAP GROWTH FUND INDEX                           --         9.58%   -0.91%      6.68%*
-------------------------------------------------------------------------------------------------------------


* Since August 31, 1996.
                                                                              51

HSBC Investor Small Cap Equity Fund
Risk/Return Summary and Fund Expenses [LOGO]
--------------------------------------------------------------------------------

                                            FEES AND EXPENSES(1)

As an investor in the HSBC Investor Small Cap Equity Fund, you may pay the following fees and expenses if you buy and hold Advisor Shares of the Fund. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of Fund assets, and are reflected in the share price.


-----------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES                               ADVISOR
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                      SHARES
-----------------------------------------------------------------------
Maximum sales charge (load) on purchases                         None
-----------------------------------------------------------------------
Maximum deferred sales charge (load)                             None
-----------------------------------------------------------------------
Redemption/Exchange Fee (as a percentage of amount redeemed     2.00%
or exchanged)(2)
-----------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES                                 ADVISOR
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                  SHARES
-----------------------------------------------------------------------
Management fee                                                    0.80%
-----------------------------------------------------------------------
Distribution (12b-1) fee                                         None
-----------------------------------------------------------------------
Shareholder servicing fee                                        None
-----------------------------------------------------------------------
Other expenses(3)                                               0.18%
-----------------------------------------------------------------------
Total Fund operating expenses(3)                                0.98%
-----------------------------------------------------------------------



(1) The table reflects the combined fees and expenses of both the Small Cap Equity Fund and the Small Cap Equity Portfolio.


(2) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see 'Selling Your Shares -- Redemption Fee' in this prospectus.


(3) The expense information in the table has been restated to reflect current fees.


                                             EXPENSE EXAMPLE*

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

       $10,000 investment

       5% annual return

       no changes in the Fund's operating expenses

Because this Example is hypothetical and for comparison only, your actual costs may be higher or lower.


------------------------------------------------------
                        1       3       5       10
                       YEAR    YEARS   YEARS   YEARS
ADVISOR SHARES          $100    $312    $542   $1,201
------------------------------------------------------


* The Example reflects the combined fees of both the Small Cap Equity Fund and the Small Cap Equity Portfolio.

HSBC Investor Value Fund
Risk/Return Summary and Fund Expenses [LOGO]
--------------------------------------------------------------------------------


                                    HSBC INVESTOR VALUE FUND

INVESTMENT OBJECTIVE                The investment objective of the Value Fund is long-term
                                    growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES     The Fund seeks to achieve its investment objective by
                                    investing all of its assets in the HSBC Investor Value
                                    Portfolio (the 'Portfolio'), which has the same investment objective as the Fund. This two-tier fund structure is
                                    commonly referred to as a 'master/feeder' structure because one fund (the Value Fund or 'feeder fund') is investing all its assets in a second fund (the Portfolio or 'master
                                    fund'). Value Fund shareholders bear the expenses of both
                                    the Fund and the Portfolio, which may be greater than other structures. For reasons relating to costs or a change in
                                    investment objective, among others, the Fund could switch to another pooled investment company or decide to manage its
                                    assets itself. The Fund is currently not contemplating such a move.

                                    Under normal market conditions, the Portfolio will primarily invest in U.S. and foreign equity securities of companies
                                    with large and medium capitalizations that possess
                                    opportunities underappreciated or misperceived by the
                                    market. The Portfolio may also invest up to 25% of its
                                    assets in dollar-denominated securities of non-U.S. issuers that are traded on a U.S. stock exchange and American
                                    Depository Receipts.

                                    NWQ Investment Management Company, LLC, as the sub-adviser of the Portfolio, seeks to identify undervalued companies
                                    where a catalyst exists -- such as new management, industry consolidation, company restructuring or a change in the
                                    company's fundamentals -- to recognize value or improve a
                                    company's profitability. The investment process seeks to add value through active management and through research aimed at selecting companies that reflect hidden opportunities
                                    underpriced by the market. The sub-adviser's value driven
                                    investment strategy is based on bottom up fundamental
                                    research, which focuses on fundamental valuation,
                                    qualitative analysis and downside protection.

PRINCIPAL INVESTMENT                Market Risk: The Fund's performance per share will change
RISKS                               daily based on many factors, including national and
                                    international economic conditions and general market
                                    conditions. You could lose money on your investment in the
                                    Fund or the Fund could underperform other investments.

                                    Equity Risk: Equity securities have greater price volatility than fixed income instruments. The value of the Fund will
                                    fluctuate as the market price of the Portfolio's investments increases or decreases.

                                    Value Stock Risk: A 'value' style of investing emphasizes
                                    undervalued companies with characteristics for improved
                                    valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on
                                    value equity securities are less than returns on other
                                    styles of investing or the overall stock markets.

                                    Medium and Large Capitalization Risk: The Portfolio may
                                    invest in medium and large capitalization companies. Large capitalization stocks may fall out of favor with investors, and may be particularly volatile in the event of earnings
                                    disappointments or other financial developments. Medium
                                    capitalization companies may involve greater risks than

HSBC Investor Value Fund
Risk/Return Summary and Fund Expenses [LOGO]
--------------------------------------------------------------------------------


                                    investment in large capitalization companies due to such
                                    factors as limited product lines, market and financial or
                                    managerial resources.

                                    Foreign Investment Risk: The Portfolio's investments in
                                    foreign securities are riskier than investments in U.S.
                                    securities. Investments in foreign securities may lose value due to unstable international political and economic
                                    conditions, fluctuations in currency exchange rates, lack of adequate company information, as well as other factors.

                                    Issuer Risk: The value of a security may fluctuate for a
                                    variety of reasons that relate to the issuer, including, but not limited to, management performance and reduced demand
                                    for the issuer's products and services.

                                    Interest Rate Risk: The risk that changes in interest rates will affect the yield or value of the Portfolio's
                                    investments in debt securities. If interest rates rise, the value of the Portfolio's investments may fall.

                                    High Yield ('Junk Bonds') Risk: The Portfolio may invest in high-yield securities, which are subject to higher credit
                                    risk and are less liquid than other fixed income securities.
                                    The Fund could lose money if the Portfolio is unable to
                                    dispose of these investments at an appropriate time.

                                    Lending of Portfolio Securities: In order to generate
                                    additional income, the Portfolio may lend portfolio
                                    securities to qualified broker-dealers, major banks, or
                                    other recognized domestic institutional borrowers of
                                    securities. As with other extensions of credit, there are
                                    risks of delay in recovery or even loss of rights in the
                                    collateral should the borrower default or fail financially.

HSBC Investor Value Fund
Risk/Return Summary and Fund Expenses [LOGO]
--------------------------------------------------------------------------------

                                            PERFORMANCE BAR CHART AND TABLE

The bar chart on this page shows the HSBC Investor Value Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions.


Performance is based on net expenses during the periods and takes into account fee waivers and/or expense reimbursements, if any, that may have been in place. If such waivers and/or reimbursements had not been in effect, performance would have been lower.


YEAR-BY-YEAR
TOTAL RETURNS
AS OF 12/31
FOR CLASS I SHARES

  11.36%
  2005

  Of course, past performance does not indicate how the Fund will perform in the future.

---------------------------------------
  Best quarter:    3Q    2005    +6.43%
  Worst quarter:   1Q    2005    -1.52%
---------------------------------------

HSBC Investor Value Fund
Risk/Return Summary and Fund Expenses [LOGO]
--------------------------------------------------------------------------------


The table below compares the Fund's performance over time to that of the Russell 1000 Value Index, and the Lipper Multi-Cap Value Funds Average, which measures total return performance of funds tracked by Lipper, Inc. that invest primarily in companies with a variety of capitalization ranges. The table assumes reinvestment of dividends and distributions. This information (as well as the performance bar chart on the previous page) provide some indication of the risks of investing in the Fund by showing changes in the Fund's year to year performance and by showing the how the Fund's average annual returns compare with those of a broad measure of market performance.


The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


Past performance (before and after taxes) is not an indication of how the Fund will perform in the future.

  AVERAGE ANNUAL
  TOTAL RETURNS (for
  the periods ended
  December 31, 2005)


-------------------------------------------------------------------------------------------------------------
                                                                 INCEPTION              SINCE
                                                                   DATE      1 YEAR   INCEPTION
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
  CLASS I SHARES RETURN BEFORE TAXES                            May 7, 2004  11.36%   17.45%
-------------------------------------------------------------------------------------------------------------
  CLASS I SHARES RETURN AFTER TAXES ON DISTRIBUTIONS            May 7, 2004  9.78%    16.04%
-------------------------------------------------------------------------------------------------------------
  CLASS I SHARES RETURN AFTER TAXES ON DISTRIBUTIONS AND SALES  May 7, 2004  9.49%    14.70%
-------------------------------------------------------------------------------------------------------------
  RUSSELL 1000'r' VALUE INDEX                                       --       7.05%    13.82%*
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
-------------------------------------------------------------------------------------------------------------
  LIPPER MULTI-CAP VALUE FUNDS AVERAGE                              --       6.33%    11.94%*
-------------------------------------------------------------------------------------------------------------





* Since April 30, 2004

HSBC Investor Value Fund
Risk/Return Summary and Fund Expenses [LOGO]
--------------------------------------------------------------------------------

                                            FEES AND EXPENSES(1)


As an investor in the HSBC Investor Value Fund, you may pay the following fees and expenses if you buy and hold Class I Shares of the Fund. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of Fund assets, and are reflected in the share price.



----------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES                              CLASS I
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                     SHARES
----------------------------------------------------------------------
Maximum sales charge (load) on purchases                        None
----------------------------------------------------------------------
Maximum deferred sales charge (load)                            None
----------------------------------------------------------------------
Redemption/Exchange Fee (as a percentage of amount redeemed
    or exchanged)(2)                                           2.00%
----------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES                                CLASS I
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                 SHARES
----------------------------------------------------------------------
Management fee                                                 0.52%
----------------------------------------------------------------------
Distribution (12b-1) fee                                        None
----------------------------------------------------------------------
Shareholder servicing fee                                       None
----------------------------------------------------------------------
Other expenses(3)                                              0.58%
----------------------------------------------------------------------
Total Fund operating expenses(3)                               1.10%
----------------------------------------------------------------------
Fee waiver and/or expense reimbursement(4)                     0.15%
----------------------------------------------------------------------
Net operating expenses                                         0.95%
----------------------------------------------------------------------



(1) The table reflects the combined fees and expenses of both the Value Fund and the Value Portfolio.


(2) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see 'Selling Your Shares -- Redemption Fee' in this prospectus.




(3) The expense information in the table has been restated to reflect current fees.



(4) The Adviser has entered into a written expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 0.95% for Class I Shares. The expense limitation is contractual and shall be in effect until March 1, 2007.


This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

   $10,000 investment

   5% annual return

   no changes in the Fund's operating expenses

Because this Example is hypothetical and for comparison only, your actual costs may be higher or lower.

EXPENSE EXAMPLE*


------------------------------------------------------
                        1      3       5        10
                       YEAR   YEARS   YEARS   YEARS
  CLASS I SHARES       $97    $335    $592    $1,327
------------------------------------------------------


* The Example reflects the combined fees for both the Value Fund and the Value Portfolio.

Investment Objective, Policies and Strategy [LOGO]
--------------------------------------------------------------------------------

                      HSBC INVESTOR CORE FIXED INCOME FUND


TICKER SYMBOL: HSXIX
               -----


INVESTMENT OBJECTIVE, POLICIES AND STRATEGY


The investment objective of the Core Fixed Income Fund is to maximize total return, consistent with reasonable risk and prudent investment management. The 'total return' sought by the Fund consists of income earned on investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund seeks to achieve its objective by investing all its assets in the HSBC Investment Core Fixed Income Portfolio, which has the same investment objective as the Fund.


The Portfolio may purchase securities of various maturities, but expects to maintain an average portfolio duration of 3 to 7 years. Duration refers to the range within which the modified duration of a Fund portfolio is expected to fluctuate. Modified duration measures the expected sensitivity of market price to change in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer).


The Portfolio invests primarily in a diversified portfolio of dollar-denominated investment grade debt securities, such as U.S. Government securities, corporate debt securities, commercial paper, mortgage and asset-backed securities. The Portfolio may also invest in preferred stock, convertible securities, structured notes, variable and floating rate debt obligations and certificates of deposit, but does not currently intend to invest in any fixed income securities rated below investment grade (or if unrated, judged to be of investment grade quality by the Adviser).



The Portfolio may invest up to 25% of its total assets in U.S.
dollar-denominated securities of foreign issuers.


Consistent with its investment objective of the Fund, the Portfolio:


    will normally invest at least 80% of its net assets in fixed income securities.


    may invest without limitation in mortgage-related securities including mortgage-backed and asset-backed securities (which are debt securities backed by pools of mortgages, including passthrough certificates and other senior classes of collateralized mortgage obligations (CMOs), or other receivables).

    may invest in fixed- and floating-rate loans, including in the form of loan participations and assignments.



    may invest in municipal securities, including residual interest bonds.

    may invest in variable and floating rate securities, including any combination of interest-only, principal-only or inverse floater securities.


    may lend its securities to qualified brokers, dealers, and other financial institutions for the purpose of realizing additional income. The Fund or Portfolio may also borrow money for temporary or emergency purposes.


    may invest in derivative instruments, including, but not limited to, financial futures, foreign currency futures, foreign currency contracts, options on futures contracts, options on securities, swaps and credit default swaps and similar types of instruments that provide exposure to investment returns of the bond market.


    may invest in structured notes, loan participations and assignments, and may hold common stock or warrants received as the result of an exchange or tender of fixed income securities.



    may engage in repurchase transactions, where the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.


    may invest in debt obligations of commercial banks and savings and loan associations, such as certificates of deposit, time deposits, and bankers' acceptances.

    may purchase and sell securities on a when-issued or forward commitment basis, in which a security's price and yield are fixed on the date of the commitment but payment and delivery are scheduled for a future date.
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    may take short positions by selling borrowed securities with the intention of repurchasing them at a profit on the expectation that the market price will fall. The Portfolio will only take short positions if its exposure on the short sale is covered by way of ownership of the security sold short, an equivalent security, or a security convertible into such security.


The Adviser selects securities for the Portfolio based on various factors, including the outlook for the economy, and anticipated changes in interest rates and inflation. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

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                   HSBC INVESTOR CORE PLUS FIXED INCOME FUND

TICKER SYMBOL:  RFXIX
                -----
INVESTMENT OBJECTIVE, POLICIES AND STRATEGY


The investment objective of the Core Plus Fixed Income Fund is to maximize total return, consistent with reasonable risk. The 'total return' sought by the Fund consists of income earned on investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Core Plus Fixed Income Portfolio, which has the same investment objective as the Fund.



Under normal market conditions, the Portfolio invests at least 80% of its net assets in fixed income securities, such as U.S. government securities and corporate debt securities, commercial paper, mortgage-backed and asset-backed securities, and similar securities issued by foreign governments and corporations. The Portfolio may also invest in preferred stocks, convertible securities and high yield/high risk debt securities (sometimes referred to as 'junk bonds').



The Portfolio may purchase securities of various maturities, but expects to maintain an average portfolio duration of 2.5 to 7 years.



Duration refers to the range within which the modified duration of a Fund portfolio is expected to fluctuate. Modified duration measures the expected sensitivity of market price to change in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer).


Consistent with the investment objective of the Fund, the Portfolio:


    will normally invest at least 80% of its net assets in investment grade fixed income securities, such as U.S. government securities, corporate debt securities and commercial paper, mortgage-backed and asset-backed securities, obligations of foreign governments or international entities, and foreign currency exchange-related securities.



    may invest up to 30% of its total assets in securities denominated in foreign currencies (including, to a limited extent, those in emerging markets), and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.


    may invest more than 50% of its assets in mortgage-backed securities including mortgage pass-through securities, mortgage-backed bonds and CMOs, that carry a guarantee of timely payment.


    may lend securities to qualified brokers, dealers, and other financial institutions for the purpose of realizing additional income. The Fund or Portfolio may also borrow money for temporary or emergency purposes.


    may invest in derivative instruments, including, but not limited to, financial futures, foreign currency futures, foreign currency contracts, options on futures contracts, options on securities, and swaps.


    may invest up to 25% of its assets in high yield/high risk securities, without any minimum rating or credit quality.


    may invest in floating and variable rate instruments.

    may engage in repurchase transactions, where the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

    may invest in debt obligations of commercial banks and savings and loan associations. These instruments would include certificates of deposit, time deposits, and bankers' acceptances.


    may purchase and sell securities on a when-issued or forward commitment basis, in which a security's price and yield are fixed on the date of the commitment but payment and delivery are scheduled for a future date.


The Adviser selects securities for the Portfolio based on various factors, including the outlook for the economy and anticipated changes in interest rates and inflation. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.
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                   HSBC INVESTOR HIGH YIELD FIXED INCOME FUND


TICKER SYMBOL:  HSYHX
                -----


INVESTMENT OBJECTIVE, POLICIES AND STRATEGY


The primary investment objective of the High Yield Fixed Income Fund is to provide a high level of current income and its secondary objective is capital appreciation. The Fund seeks to achieve its objective by investing all of its assets in the HSBC Investor High Yield Fixed Income Portfolio, which has the same investment objective as the Fund.



Under normal market conditions, the Portfolio invests at least 80% of its net assets in fixed income securities that are rated in the lower rating categories of established rating services. (Ba1 or lower by Moody's Investor Services ('Moody's') and BB+ or lower by Standard & Poor's Division of The McGraw-Hill Companies, Inc. ('S&P')), or, if unrated, are deemed by HSBC to be of comparable quality. These securities are commonly known as 'junk bonds.' The Portfolio will generally not invest in securities rated at the time of investment in the lowest rating categories (Ca or below for Moody's and CC or below for S&P) but may continue to hold securities which are subsequently downgraded. However, it has authority to invest in securities rated as low as C and D by Moody's and S&P, respectively.



The Portfolio expects to maintain an average weighted portfolio maturity of 3 to 15 years.



In choosing investments for the Portfolio, the Adviser:



    analyzes business conditions affecting investments, including changes in economic activity and interest rates, availability of new investment opportunities, and the economic outlook for specific industries.



    continually analyzes individual companies, including their financial condition, cash flow and borrowing requirements, value of assets in relation to cost, strength of management, responsiveness to business conditions, credit standing and anticipated results of operations.



    seeks to moderate risk by investing among a variety of industry sectors and issuers.





Consistent with the investment objective of the Fund, the Portfolio:



    will normally invest at least 80% of its net assets in high yield, high risk fixed income securities.


    may invest all of its assets in debt securities and convertible securities (including preferred stocks) rated below the fourth highest rating category by Standard & Poor's or Moody's, and unrated securities of comparable quality.

    may invest up to 20% as its assets in distressed securities (securities of companies undergoing or expected to undergo bankruptcy or restructuring in an effort to avoid insolvency).

    may invest up to 30% as its assets in securities of non-U.S. issuers, including, to a limited extent, those in emerging markets.


    may lend securities to qualified brokers, dealers, and other financial institutions for the purpose of realizing additional income. The Fund or Portfolio may also borrow money for temporary or emergency purposes.


    may invest in derivative instruments, including, but not limited to, financial futures, foreign currency futures, foreign currency contracts, options on futures contracts, options on securities, swaps, and credit default swaps, and similar types of instruments that provide exposure to investment returns of the high yield bond market.

    may invest in floating and variable rate instruments and obligations.

    may engage in repurchase transactions, where the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

    may invest in investment grade fixed income securities.
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    may invest in debt obligations of commercial banks and savings and loan associations, such as certificates of deposit, time deposits, and bankers' acceptances.

    may purchase and sell securities on a when-issued or forward commitment basis, in which a security's price and yield are fixed on the date of the commitment but payment and delivery are scheduled for a future date.


    may take short positions by selling borrowed securities with the intention of repurchasing them at a profit on the expectation that the market price will fall. The Portfolio will only take short positions if its exposure on the short sale is covered by way of ownership of the security sold short, an equivalent security, or a security convertible into such security.


    may purchase mortgage-backed and asset-backed securities (which are debt securities backed by pools of mortgages, including passthrough certificates and other senior classes of collateralized mortgage obligations (CMOs), or other receivables).


The Adviser selects securities for the Portfolio based on various factors, including the outlook for the economy, and anticipated changes in interest rates and inflation. The Adviser combines top-down analysis of currency trends, industry sectors and themes with bottom-up fundamental research.



The Adviser may sell securities for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

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             HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME FUND

TICKER SYMBOL:  HLMYX
                -----
INVESTMENT OBJECTIVE, POLICIES AND STRATEGY


The investment objective of the Intermediate Duration Fixed Income Fund is to maximize total return, consistent with reasonable risk. The 'total return' sought by the Fund consists of income earned on investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Intermediate Duration Fixed Income Portfolio, which has the same investment objective as the Fund.



The Portfolio invests primarily in investment grade fixed income securities with a stated maturity of less than 10 years. The average portfolio duration of the Portfolio normally varies within three- to six-years based on projected interest rates. Duration refers to the range within which the modified duration of a Fund portfolio is expected to fluctuate. Modified duration measures the expected sensitivity of market price to change in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer).


Consistent with the investment objective of the Fund, the Portfolio:


    normally will invest at least 80% of its net assets in fixed income securities. These securities may include U.S. government securities and corporate debt securities, commercial paper, mortgage-backed securities and asset-backed securities, and similar securities issued by foreign governments and corporations. The Portfolio may also invest in preferred stocks and convertible securities and may invest up to 25% of its assets high yield/high risk debt securities (sometimes referred to as 'junk bonds') without any minimum rating or credit quality.



    may invest up to 30% of its total assets in securities denominated in foreign currencies (including, to a limited extent, those in emerging markets), and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.


    may invest more than 50% of its assets in mortgage-backed securities including mortgage pass-through securities, mortgage-backed bonds and CMOs, that carry a guarantee of timely payment.


    may lend securities to qualified brokers, dealers, and other financial institutions for the purpose of realizing additional income. The Portfolio also may borrow money for temporary or emergency purposes.



    may invest in derivative instruments, including but not limited to, financial futures, foreign currency futures, foreign currency contracts, options on futures contracts, options on securities, and swaps.


    may engage in repurchase transactions, where the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

    may invest in debt obligations of commercial banks and savings and loan associations. These instruments include certificates of deposit, time, deposits, and bankers' acceptances.

    may purchase and sell securities on a when-issued or forward commitment basis, in which a security's price and yield are fixed on the date of commitment but payment and delivery are scheduled for a future date.

The Adviser selects securities for the Portfolio based on various factors, including the outlook for the economy, and anticipated changes in interest rates and inflation. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.
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                   HSBC INVESTOR NEW YORK TAX-FREE BOND FUND

TICKER SYMBOL:  HNYYX
                -----
INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the New York Tax-Free Bond Fund is to provide shareholders of the Fund with income exempt from regular federal, New York State and New York City personal income taxes.


The Fund seeks to achieve its investment objective by investing its assets primarily in a non-diversified portfolio of municipal bonds, municipal notes and other debt instruments, the interest on which is exempt from regular federal, New York State and New York City personal income taxes. These debt instruments consist of obligations of the State of New York and its authorities, agencies, instrumentalities and political subdivisions, and of Puerto Rico, or the U.S. territories and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from regular federal income tax, and New York State and New York City personal income taxes.


Consistent with its investment objective, the Fund:


    will normally invest at least 80% of its net assets in municipal obligations the income from which is exempt from federal, New York State, and New York City personal income tax (however, market conditions may from time to time limit the availability of these obligations). Under normal circumstances, at least 80% of the Fund's net assets will be invested in obligations, the interest on which is exempt from both regular federal income tax and the federal alternative minimum tax. To the extent that such municipal obligations do not have acceptable risk- and tax-adjusted returns, the Fund may purchase municipal obligations issued by other states and political subdivisions, the interest income on which is exempt from regular federal income tax but is subject to New York State and New York City personal income taxes.


    may invest, as a temporary defensive measure, in short-term obligations or hold some of its assets in cash. If so, shareholders may have to pay federal and New York State and New York City personal income taxes on the interest received on these investments.

    may invest in derivative instruments, including, but not limited to, options and futures contracts on fixed income securities and indices of municipal securities.

    may invest in fixed income securities, which may include bonds, debentures, mortgage securities, notes, bills, commercial paper, and U.S. Government securities.

    may engage in repurchase transactions, where the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

    may purchase and sell securities on a when-issued or forward commitment basis, in which a security's price and yield are fixed on the date of the commitment but payment and delivery are scheduled for a future date.


    may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.


The Adviser selects securities for the Fund based on various factors, including the credit quality of the securities, the outlook for the economy, and anticipated changes in interest rates and inflation. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.
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                 HSBC INVESTOR SHORT DURATION FIXED INCOME FUND


TICKER SYMBOL: HSHIX
               -----


INVESTMENT OBJECTIVE, POLICIES AND STRATEGY


The investment objective of the Short Duration Fixed Income Fund is to maximize total return, consistent with preservation of capital and prudent investment management. The 'total return' sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund seeks to achieve its objective by investing all of its assets in the HSBC Investor Short Duration Fixed Income Portfolio, which has the same investment objective as the Fund.



The Portfolio may purchase securities of various maturities, but expects to maintain an average portfolio duration of 1 to 3 years. Duration refers to the range within which the modified duration of a Fund portfolio is expected to fluctuate. Modified duration measures the expected sensitivity of market price to change in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer).



The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ('junk bonds') rated B or higher by Moody's or S&P, or, if unrated, determined by the Adviser to be of comparable quality. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.



Consistent with the investment objective of the Fund, the Portfolio:



    will normally invest at least 80% of its net assets in fixed income securities.


    may invest without limitation in mortgage-related securities including mortgage-backed and asset-backed securities (which are debt securities backed by pools of mortgages, including passthrough certificates and other senior classes of collateralized mortgage obligations (CMOs), or other receivables).

    may invest in fixed- and floating-rate loans, including in the form of loan participations and assignments.


    may invest in convertible securities (including preferred stocks), and may hold common stock or warrants received as a result of an exchange or tender of fixed income securities.



    may invest up to 10% of its assets in high yield/high risk securities rated as low as B by Moody's or S&P.


    may invest in municipal securities, including residual interest bonds.

    may invest in variable and floating rate securities, including up to 5% of total assets in any combination of interest-only, principal-only or inverse floater securities.


    may invest up to 30% of its total assets in securities of foreign (non-U.S.) issuers, including, up to 5% of its assets in securities of issuers in emerging or developing markets.


    may invest in 'event-linked' bonds and other securities.


    may lend its securities to qualified brokers, dealers, and other financial institutions for the purpose of realizing additional income. The Fund or Portfolio may also borrow money for temporary or emergency purposes.


    may invest in derivative instruments, including, but not limited to, financial futures, foreign currency futures, foreign currency contracts, options on futures contracts, options on securities, swaps, and credit default swaps, and similar types of instruments that provide exposure to investment returns of the bond market.

    may engage in repurchase transactions, where the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

    may invest in debt obligations of commercial banks and savings and loan associations, such as certificates of deposit, time deposits, and bankers' acceptances.
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    may purchase and sell securities on a when-issued or forward commitment basis, in which a security's price and yield are fixed on the date of the commitment but payment and delivery are scheduled for a future date.


    may take short positions by selling borrowed securities with the intention of repurchasing them at a profit on the expectation that the market price will fall. The Portfolio will only take short positions if its exposure on the short sale is covered by way of ownership of the security sold short, an equivalent security, or a security convertible into such security.


    may purchase securities that are subject to restrictions on resale or that are illiquid by virtue of the absence of a readily available market. The Fund will not invest more than 15% of its net assets in securities deemed to be illiquid.


The Adviser selects securities for the Fund based on various factors, including the outlook for the economy, and anticipated changes in interest rates and inflation. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

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                           HSBC INVESTOR GROWTH FUND

TICKER SYMBOL:  HOTYX
                -----
INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the Growth Fund is long-term growth of capital. The Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Growth Portfolio, which has the same investment objective as the Fund.


Under normal market conditions, the Portfolio invests primarily in U.S. and foreign equity securities of high quality companies with market capitalizations generally in excess of $2 billion, which Waddell & Reed Investment Management Company, the Portfolio's investment sub-adviser, believes have the potential to generate superior levels of long-term profitability and growth.



The sub-adviser utilizes a 'growth' style of investing. It selects growth companies which it anticipates will create superior wealth over time and potentially have sustainable competitive advantages. The sub-adviser's selection process is a blend of quantitative and fundamental research. From a quantitative standpoint, the sub-adviser concentrates on profitability, capital intensity, cash flow and valuation measures, as well as earnings growth rates. Once the quantitative research is completed, it conducts its internal research. The sub-adviser searches to identify those companies that it believes possess a sustainable competitive advantage. The sub-adviser seeks to outperform the Russell 1000 Growth Index.


Consistent with the investment objective of the Fund, the Portfolio:

    may invest in a broad range of equity securities of U.S. and foreign companies, including debt securities, warrants or rights that can be converted into common stock.

    may invest in derivative instruments, including, but not limited to, futures contracts, options on securities, securities indices and foreign currencies.

    may invest up to 20% of its assets in bonds and other debt securities, including lower rated, high-yield bonds, commonly referred to as 'junk bonds.'

    may invest without limit in short-term debt and other high-quality, fixed income securities, including U.S. and foreign government securities, certificates of deposit and bankers' acceptances of U.S. and foreign banks, and commercial paper of U.S. or foreign issuers.

    may engage in repurchase transactions, where the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.


    may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.



The sub-adviser may sell securities for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

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                      HSBC INVESTOR GROWTH AND INCOME FUND

TICKER SYMBOL: HSGYX
               -----
INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the Growth and Income Fund is long-term growth of capital and current income. The Fund seeks to achieve this objective by investing in common stocks, preferred stocks, and convertible securities. The Fund may invest in fixed income securities and money market instruments. The fixed income securities may include U.S. Government securities, corporate bonds, asset-backed securities (including mortgage-backed securities), obligations of savings and loans and U.S. and foreign banks, commercial paper and related repurchase agreements.

Consistent with its investment objective, the Fund:


    will invest at least 65% of its assets in common stocks, preferred stocks and convertible securities.



    may invest up to 35% of its assets in various types of fixed income securities and money market instruments.



    may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.



Transamerica Investment Management LLC, as sub-adviser, uses quantitative and fundamental research to select stocks for the Fund's portfolio that it believes offer attractive growth opportunities and are selling at reasonable prices.



The sub-adviser's criteria for selecting equity securities are the issuer's managerial strength, competitive position, price to earnings ratio, profitability, prospects for growth, underlying asset value and relative market value. The sub-adviser uses quantitative and fundamental research to identify stocks meeting either or both growth and income criteria and selects securities for the portfolio that appear to be undergoing a positive change and poised to grow more rapidly. The Fund may invest in securities that appear to be undervalued because the value or potential for growth has been overlooked by many investors or because recent changes in the economy, industry or the company have not yet been reflected in the price of the securities. In order to increase the Fund's portfolio income, the Fund may invest in securities that provide current dividends or, in the opinion of the sub-adviser, have a potential for dividend growth in the future.


The Fund will place greater emphasis on capital appreciation as compared to income, although changes in market conditions and interest rates will cause the Fund to vary emphasis of these two elements of its investment program in order to meet its investment objective.


The sub-adviser will consider selling those securities which no longer meet the Fund's criteria for investing, and may sell securities to realize profits, limit losses or take advantage of better investment opportunities.

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                    HSBC INVESTOR INTERNATIONAL EQUITY FUND

TICKER SYMBOL:  RINEX
                -----
INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the International Equity Fund is to seek long-term growth of capital and future income. The Fund seeks to achieve its investment objective by investing all of its assets in the International Equity Portfolio, which has the same investment objective as the Fund.


Under normal market conditions, the Portfolio invests at least 80% of its net assets in equity securities of companies organized and domiciled in developed nations outside the United States or for which the principal trading market is outside the United States, including Europe, Canada, Australia and the Far East.



The approach to investing of AllianceBernstein Investment Research and Management, the Portfolio's investment sub-adviser, relies on extensive field research and direct company contact. It is a fundamental value-oriented approach that attempts to identify the difference between the underlying value of a company and the price of its security in the market.


Consistent with the investment objective of the Fund, the Portfolio:

    will normally invest at least 80% of its net assets in equity securities of foreign corporations, consisting of common stocks, and other securities with equity characteristics, including preferred stock, warrants, rights, securities convertible into common stock, trust certificates, limited partnership interests and equity participations.

    may invest up to 20% of its assets in equity securities of companies in emerging markets.

    intends to have at least three different countries, other than the United States, represented in its portfolio and intends to invest primarily in companies with large market capitalizations.

    may, under exceptional circumstances, temporarily invest part or all of its assets in fixed income securities denominated in foreign currencies, domestic or foreign government securities, and nonconvertible preferred stock, or hold its assets in cash or cash equivalents.

    may invest in derivative instruments, including, but not limited to, foreign currency futures contracts and options on foreign currencies and foreign currency futures.

    may engage in repurchase transactions, where the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.


    may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.


    may purchase and sell securities on a 'when-issued' basis, in which a security's price and yield are fixed on the date of the commitment but payment and delivery are scheduled for a future date.


Investments will be sold if they no longer meet the Fund's criteria for investment.

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                           HSBC INVESTOR MID-CAP FUND

TICKER SYMBOL:  HMCTX
                -----
INVESTMENT OBJECTIVE, POLICIES AND STRATEGY


The investment objective of the Mid-Cap Fund is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing in common stock, preferred stocks and convertible securities. The Fund will normally invest at least 80% of its net assets in equity securities of mid-sized companies with market capitalizations falling within the range of the companies in the S&P MidCap 400 Index (between $1 billion and $4 billion as of January 31, 2006) at the time of acquisition.



Munder Capital Management, as sub-adviser, uses quantitative and fundamental research to select stocks for the Fund's portfolio that it believes offer attractive growth opportunities and are selling at reasonable prices. The Adviser pursues this strategy by considering fundamental factors such as book value, cash flow, earnings, and sales in order to find companies with superior growth, effecient use of capital and strong free cash flow. It applies risk controls designed to ensure that market cap, sector weightings, beta and style bias remain consistent over time.



The sub-adviser's investment discipline takes account of relative valuation, technical analysis, market sentiment and other key drivers of market prices. In order to increase the Fund's portfolio income, the Fund may invest in securities that provide current dividends or, in the opinion of the Adviser, have a potential for dividend growth in the future.



Consistent with its investment objective, the Fund:



  may invest, to a limited degree, in securities of non-U.S. companies, generally through ADRs.



  may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.



Investments will be sold if they no longer meet the Fund's criteria for investment.

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                      HSBC INVESTOR SMALL CAP EQUITY FUND

TICKER SYMBOL:  RESCX
                -----
INVESTMENT OBJECTIVE, POLICIES AND STRATEGY


The investment objective of the Small Cap Equity Fund is to seek long-term growth of capital. The Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Small Cap Equity Portfolio, which has the same investment objective as the Fund.



Under normal market conditions, the Portfolio will invest at least 80% of its net assets in equity securities of small cap companies. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities. Westfield Capital Management Company, LLC, the Portfolio's investment sub-adviser, selects investments that it believes offer superior prospects for growth and are either:


    early in their cycle but which have the potential to become major enterprises, or are major enterprises whose rates of earnings growth may accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.





The sub-adviser uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. Securities are selected based upon fundamental analysis of a company's cash flow, industry position, potential for high-profit margins, and strength of management, as well as other factors.


Consistent with the Fund's investment objective, the Portfolio:


    will normally invest at least 80% of its net assets in small-cap equity securities. The Portfolio will generally focus on small cap emerging growth companies that are early in their life cycle. Small cap companies are defined by the investment sub-adviser as those companies with market capitalizations within the range of market capitalizations of companies represented in the Russell 2500 Growth Index (as of January 31, 2006, between 26 million and 12.7 billion). This index is a widely recognized, unmanaged index of small cap common stock prices. The investment sub-adviser would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. Investments in growth companies may include securities listed on a securities exchange or traded in the over-the-counter markets.



    may invest in larger, more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand or basic changes in the economic environment.


    may invest up to 20% of its assets in foreign securities.

    will invest primarily in common stocks, but may, to a limited extent, seek appreciation in other types of securities when relative values and market conditions make such purchases appear attractive.

    may invest part or all of its assets in cash (including foreign currency) or short-term obligations during times of international, political or economic uncertainty or turmoil, or in order to meet anticipated redemption requests. These investments may include certificates of deposit, commercial paper, short-term notes and U.S. Government securities.

    may invest in derivative instruments, including, but not limited to, financial and foreign currency futures contracts as well as options on securities, foreign currencies, and foreign currency futures.

    may invest in fixed income securities, which may include bonds, debentures, mortgage securities, notes, bills, commercial paper, and U.S. Government securities.

    may engage in repurchase transactions, where the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.


    may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.





Investments will be sold if they no longer meet the Fund's criteria for investment.

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                            HSBC INVESTOR VALUE FUND

TICKER SYMBOL: HIVYX
               -----
INVESTMENT OBJECTIVE, POLICIES AND STRATEGY


The investment objective of the Value Fund is long-term growth of capital and income. The Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Value Portfolio, which has the same investment objective as the Fund.



Under normal market conditions, the Portfolio invests primarily in U.S. and foreign equity securities of companies with large and medium capitalizations that possess opportunities underappreciated or misperceived by the market.



NWQ Investment Management Co., LLC, the Portfolio's investment sub-adviser, utilizes a 'value' style of investing. The sub-adviser seeks to identify undervalued companies where a catalyst exists -- such as new management, industry consolidation, company restructuring or a change in the company's fundamentals -- to recognize value or improve a company's profitability. The investment process seeks to add value through active management and through research aimed at selecting companies that reflect hidden opportunities underpriced by the market. The sub-adviser's value driven investment strategy is based on bottom up fundamental research, which focuses on fundamental valuation, qualitative analysis and downside protection.


Consistent with the investment objective of the Fund, the Portfolio:

    may invest in a broad range of equity securities of U.S. and foreign companies, including debt securities, warrants or rights that can be converted into common stock.

    may invest in derivative instruments, including, but not limited to, futures contracts, options on securities, securities indices and foreign currencies.

    may invest up to 20% of its assets in bonds and other debt securities, including lower rated, high-yield bonds, commonly referred to as 'junk bonds.'

    may invest without limit in short-term debt and other high-quality, fixed income securities, including U.S. and foreign government securities, certificates of deposit and bankers' acceptances of U.S. and foreign banks, and commercial paper of U.S. or foreign issuers.

    may engage in repurchase transactions, where the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.


    may invest up to 25% of its assets in dollar-denominated securities of non-U.S. issuers that are traded on a U.S. stock exchange and American Depository Receipts.



    may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.



Investments will be sold if they no longer meet the Fund's criteria for investment.


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GENERAL RISK FACTORS: ALL FUNDS

An investment in a Fund is subject to investment risks, including the possible loss of the principal amount invested. Each Fund's performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

Generally, each Fund and its corresponding Portfolio, if applicable, will be subject to the following risks:

  Market Risk. The value of securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, with respect to equity securities, large cap stocks can react differently from small cap or mid-cap stocks, and 'growth' stocks can react differently from 'value' stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

  Fixed Income Securities: The value of investments in fixed income securities will fluctuate as interest rates decrease or increase. In addition, these securities may accrue income that is distributable to shareholders even though the income may not yet have been paid to a Fund or Portfolio. If so, a Fund or Portfolio may need to liquidate some of its holdings and forego the purchase of additional income-producing assets. Regarding certain federal agency securities or government sponsored entity securities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government sponsored agencies), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor insured by the United States Treasury.

  Credit Risks: A Fund could lose money if the issuer of a fixed income security owned by the Fund or Portfolio is unable to meet its financial obligations.


  Derivatives: A Fund may invest in various types of derivative securities. Generally, a derivative is a financial arrangement the value of which is based on (or 'derived' from) a traditional security, asset, or market index. Derivative securities include, but are not limited to, options and futures transactions, forward foreign currency exchange contracts, swaps, mortgage- and asset-backed securities, and 'when-issued' securities. There are, in fact, many different types of derivative securities and many different ways to use them.


  The use of derivative securities is a highly specialized activity and there can be no guarantee that their use will increase the return of a Fund or protect its assets from declining in value. In fact, investments in derivative securities may actually lower a Fund's return if such investments are timed incorrectly or are executed under adverse market conditions. In addition, the lack of a liquid market for derivative securities may prevent a Fund from selling unfavorable positions, which could result in adverse consequences.


  Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, market risk, and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. An investment in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund or Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial. Where a use of derivatives involves leverage, leverage risk will apply.



  The SAI contains detailed descriptions of the derivative securities in which each Fund may invest and a discussion of the risks associated with each security. To request a Statement of Additional Information, please refer to the back cover of this prospectus.



  Leverage Risk: Certain transactions give rise to a form of leverage. The use of leverage may cause a Fund or Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

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  Leverage, including borrowing, may cause the Fund or Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities.



  Liquidity Risk/Illiquid Securities: Each Fund may, at times, hold illiquid securities, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sale. The Funds (or their underlying Portfolios) will not invest more than 15% of their net assets in securities deemed to be illiquid. A Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund.


  Portfolio Turnover. Each Fund or its corresponding Portfolio is actively managed and, in some cases the Fund's or the Portfolio's portfolio turnover, may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Funds and their shareholders and may result in a lower net asset value. High portfolio turnover (over 100%) also may result in the realization of substantial net short-term capital gains, which when distributed are taxable to shareholders. The trading costs and tax affects associated with turnover may adversely affect a Fund's performance.


  Temporary Defensive Positions. In order to meet liquidity needs or for temporary defensive purposes, each Fund may invest up to 100% of its assets in fixed income securities, money market securities, certificates of deposit, bankers' acceptances, commercial paper or in equity securities which, in the Adviser's opinion, are more conservative than the types of securities that the Fund typically invests in. To the extent a Fund is engaged in temporary or defensive investments, the Fund will not be pursuing its investment objective.


  Returns Are Not Guaranteed: An investment in a Fund is neither insured nor guaranteed by the U.S. Government. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by HSBC or any other bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.


SPECIFIC RISK FACTORS: FOREIGN SECURITIES
(CORE PLUS FIXED INCOME FUND, HIGH YIELD FIXED INCOME FUND, INTERMEDIATE DURATION FIXED INCOME FUND, GROWTH FUND, GROWTH AND INCOME FUND, INTERNATIONAL EQUITY FUND, MID-CAP FUND, SMALL CAP EQUITY FUND, VALUE FUND)


Foreign securities involve investment risks different from those associated with domestic securities. Foreign investments may be riskier than U.S. investments because of unstable international political and economic conditions, foreign controls on investment and currency exchange rates, withholding taxes, and a lack of adequate company information, liquidity, and government regulation.

Investments in foreign emerging markets present greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, a number of emerging markets restrict foreign investment in stocks. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Moreover, many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility.


SPECIFIC RISK FACTORS: LENDING OF PORTFOLIO SECURITIES (ALL FUNDS)



In order to generate additional income, the Funds may lend portfolio securities to qualified broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.



SPECIFIC RISK FACTORS: REPURCHASE AGREEMENTS (ALL FUNDS)



The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these

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Investment Objective, Policies and Strategy [LOGO]
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securities has declined, the Portfolio or Fund may incur a loss upon disposition of the securities. There is also the risk that the seller of the agreement may become insolvent and subject to liquidation.


SPECIFIC RISK FACTORS: HIGH YIELD/HIGH RISK SECURITIES


(CORE PLUS FIXED INCOME FUND, HIGH YIELD FIXED INCOME FUND, INTERMEDIATE DURATION FIXED INCOME FUND, SHORT DURATION FIXED INCOME FUND, GROWTH FUND, INTERNATIONAL EQUITY FUND, SMALL CAP EQUITY FUND, VALUE FUND)


High yield/high risk securities ('junk bonds') may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. If the issuer of high yield/high risk securities defaults, the Fund or Portfolio may incur additional expenses to seek recovery. High yield/high risk securities may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely effect and cause large fluctuations in the daily net asset value of the Funds. Bonds rated below investment grade are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments. In the event of a payment problem by an issuer of high yield, high risk bonds, more senior debt holders (such as bank loans and investment grade bonds) will likely be paid a greater portion of the total outstanding debt owed by the issuer. Because investing in bonds rated below investment grade involves greater investment risk, achieving the Fund's investment objective will depend more on the portfolio managers' analysis than would be the case if the Fund were investing in higher-quality bonds.


Except where a minimum rating or credit quality is specified, there is no minimum limit on the rating or credit quality for a Fund's investments in high yield securities ('junk bonds'). In such cases a Fund may invest in distressed securities (securities of companies undergoing or expected to undergo bankruptcy or restructuring in an effort to avoid insolvency). Such investments are speculative and involve significant risk. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund pursues capital appreciation through investment in distressed securities, the Fund's ability to achieve current income for shareholders may be diminished.


SPECIFIC RISK FACTORS: 'WHEN-ISSUED' SECURITIES


(CORE PLUS FIXED INCOME FUND, HIGH YIELD FIXED INCOME FUND, INTERMEDIATE DURATION FIXED INCOME FUND, NEW YORK TAX FREE BOND FUND, GROWTH AND INCOME FUND, MID-CAP FUND, SMALL CAP EQUITY FUND)


The price and yield of securities purchased on a 'when-issued' basis is fixed on the date of the commitment but payment and delivery are scheduled for a future date. Consequently, these securities present a risk of loss if the other party to a 'when-issued' transaction fails to deliver or pay for the security. In addition, purchasing securities on a 'when-issued' basis can involve a risk that the yields available in the market on the settlement date may actually be higher (or lower) than those obtained in the transaction itself and, as a result, the 'when-issued' security may have a lesser (or greater) value at the time of settlement than the Fund's or Portfolio's payment obligation with respect to that security.

SPECIFIC RISK FACTORS: MORTGAGE-BACKED SECURITIES


(CORE FIXED INCOME FUND, CORE PLUS FIXED INCOME FUND, HIGH YIELD FIXED INCOME FUND, INTERMEDIATE DURATION FIXED INCOME FUND, SHORT DURATION FIXED INCOME FUND, GROWTH AND INCOME FUND, MID-CAP FUND, SMALL CAP EQUITY FUND)


Mortgage- and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial assets. Mortgage- and asset-backed securities are subject to prepayment, extension, market, and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Conversely, an extension risk is present during periods of rising interest rates, when a reduction in the rate of prepayments may significantly lengthen the effective durations of such securities. Market risk reflects the risk that the price of the security may fluctuate over time as a result
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of changing interest rates or the lack of liquidity. Credit risk reflects the risk that the Fund or Portfolio may not receive all or part of its principal because the issuer has defaulted on its obligations.


SPECIFIC RISK FACTORS: CONCENTRATION IN NEW YORK INVESTMENTS
(NEW YORK TAX-FREE BOND FUND)


Because the Fund will concentrate its investments in New York and may concentrate a significant portion of its assets in the securities of a single issuer or sector, investment in this Fund may pose investment risks greater than those posed by a more broadly diversified portfolio. Consequently, unlike a more diversified portfolio, the value of the Fund's assets could lose significant value due to the poor performance of a single issuer or sector.

The Fund may also be subject to credit risks. Historically, New York State and other issuers of New York Municipal Obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions that adversely affect these industries could affect the ability of New York and its localities to meet its financial obligations. The financial stability of New York State is closely related to the financial stability of its localities, particularly New York City, which has required and continues to require significant financial assistance from New York. To the extent that New York City and other New York localities require the State's assistance, the ability of the State to meet its own obligations as they come due or to obtain additional financing could be adversely affected. If this occurs, you could lose money on your investment. A more detailed discussion of the risks of investing in New York is included in the SAI.

SPECIFIC RISK FACTORS: SWAPS


(CORE FIXED INCOME FUND, CORE PLUS FIXED INCOME FUND, HIGH YIELD FIXED INCOME FUND, SHORT DURATION FIXED INCOME FUND)


A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument (or index). Credit default swaps are instruments which allow for the full or partial transfer of third-party credit risk, each in respect to a reference entity or entities, from one counterparty to the other. The buyer of the credit default swap receives credit protection or sheds credit risk, whereas the seller of the swap is selling credit protection or taking on credit risk. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the other party to the swap defaults, the Fund or Portfolio may lose interest payments that it is contractually entitled to receive and may, in some cases, lose the entire principal value of the investment security.

SPECIFIC RISK FACTORS: CAPITALIZATION RISK


(GROWTH FUND, MID-CAP FUND, SMALL CAP EQUITY FUND, VALUE FUND)


Capitalization risk is the risk customarily associated with investments in smaller capitalization companies due to limited markets and financial resources, narrow product lines and frequent lack of depth of management. Stocks of smaller companies may trade infrequently or in lower volumes, making it difficult for the Fund to sell its shares at the desired price. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Fund's net asset value may be subject to rapid and substantial changes.

SPECIFIC RISK FACTORS: EXPOSURE TO TECHNOLOGY-RELATED RISK
(MID-CAP FUND, SMALL CAP EQUITY FUND)

The mid-cap sector of the stock market includes a significant number of companies the securities of which may be characterized as technology or technology-related investments. While each Fund does not as a matter of investment strategy seek to invest disproportionately in such securities, the value of each Fund's investments may be impacted by developments affecting technology and technology-related stocks generally.

PORTFOLIO HOLDINGS


A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI and on the Funds' website at www.investorfunds.us.hsbc.com. To request a copy of the SAI, please refer to the back cover of this prospectus.


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                             THE INVESTMENT ADVISER


HSBC Investments (USA) Inc. (the 'Adviser'), 452 Fifth Avenue, New York, New York 10018, is the investment adviser for the Funds, pursuant to investment advisory contracts with HSBC Investor Funds and HSBC Advisor Funds Trust (the 'Trusts') and HSBC Investor Portfolios. The Adviser is a wholly-owned subsidiary of HSBC Bank USA, N.A., which is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company (collectively 'HSBC'). HSBC currently provides investment advisory services for individuals, trusts, estates and institutions. As of December 31, 2005, HSBC managed $8 billion in the HSBC Investor Family of Funds.


The Trust and the Adviser have received an exemptive order from the Securities and Exchange Commission that allows the Adviser to implement new investment sub-advisory contracts and to make material changes to existing sub-advisory contracts with the approval of the Board of Trustees, but without shareholder approval.


Subject to the terms of the exemptive order, the following Portfolios may currently hire and/or terminate sub-advisers without shareholder approval: the Core Fixed Income Portfolio, Core Plus Fixed Income Portfolio, High Yield Fixed Income Portfolio, Short Duration Fixed Income Portfolio, Growth Portfolio, International Equity Portfolio, Small Cap Equity Portfolio, and Value Portfolio, as well as the Growth and Income Fund (however, for the Income Portfolios named above, no sub-adviser is currently utilized).



The following companies serve as investment sub-advisers of the Funds or Portfolios indicated below. The investment sub-advisers make the day-to-day investment decisions and continuously review, supervise and administer the Fund's or Portfolio's investment program.



Growth Fund (Growth Portfolio): Waddell & Reed Investment Management Company ('Waddell & Reed') located at 6300 Lamar Avenue, Overland Park, Kansas 66202, serves as investment sub-adviser to the Growth Portfolio. As of December 31, 2005, Waddell & Reed, together with its investment management affiliate, managed approximately $40.8 billion in total institutional assets, representing 190 accounts.



Growth and Income Fund: Transamerica Investment Management, LLC
('Transamerica'), located at 1150 S. Olive Street, Suite 2700, Los Angeles, California, 90015, serves as sub-adviser to the Growth and Income Fund. Transamerica is a wholly-owned subsidiary of Transamerica Investment Services, Inc. As of December 31, 2005, Transamerica had assets under management of $19.7 billion, representing 580 accounts.



International Equity Fund (International Equity Portfolio): AllianceBernstein Investment Research and Management ('AllianceBernstein'), located at 1345 Avenue of the Americas, New York, NY 10105, serves as investment sub-adviser to the International Equity Portfolio. AllianceBernstein is a unit of Alliance Capital Management L.P. ('Alliance'). AllianceBernstein, which was founded as Sanford C. Bernstein & Co., Inc., a registered investment advisor and broker/dealer, was acquired by Alliance in October 2000 and has managed value-oriented investment portfolios since 1967. As of December 31, 2005, Alliance had approximately $579 billion in assets under management.



Mid-Cap Fund: Munder Capital Management ('Munder'), located at Munder Capital Center, 480 Pierce Street, Birmingham, Michigan, 48009-6063, serves as sub-adviser to the Mid-Cap Fund. Munder, founded in 1985, is a partnership of which approximately 87% of its interests (on a fully diluted basis) are indirectly owned by Comerica, Incorporated, a publicly held bank holding company, and the remainder of its interests are owned by employee-shareholders. As of December 31, 2005, Munder had approximately $41.7 billion in assets under management, representing approximately 754 accounts.



Small Cap Equity Fund (Small Cap Equity Portfolio): Westfield Capital Management Company, LLC ('Westfield'), serves as investment sub-adviser to the Small Cap Equity Portfolio. Westfield, a subsidiary of Boston Private Financial Holdings, Inc. (since 1997), was founded in 1989 and specializes in growth portfolios. Its principal office is located at One Financial Center, Boston, MA 02111. As of December 31, 2005, Westfield had $8.3 billion under management, representing approximately 523 accounts.



Value Fund (Value Portfolio): NWQ Investment Management Co., LLC ('NWQ'), located at 2049 Century Park East, 16th Floor, Los Angeles, California 90067, serves as investment sub-adviser to the Value Portfolio. NWQ is a wholly owned subsidiary of Nuveen Investments, Inc., a publicly traded company, except for a minority interest owned by certain members of NWQ management. As of December 31, 2005, NWQ had $45.9 billion in assets under management, representing 106,923 accounts.

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                             THE INVESTMENT ADVISER
                                   CONTINUED


For these advisory and management services during the last fiscal year, the Funds or Portfolios paid a management fee as follows:



--------------------------------------------------------------------------
                                                    PERCENTAGE OF
                                                 AVERAGE NET ASSETS
                                                FOR FISCAL YEAR ENDED
                                                      10/31/05
--------------------------------------------------------------------------
 Core Plus Fixed Income Fund                            0.41%
--------------------------------------------------------------------------
 Intermediate Duration Fixed
 Income Fund                                            0.40%
--------------------------------------------------------------------------
 New York Tax-Free Bond Fund                            0.25%
--------------------------------------------------------------------------
 Growth Fund                                            0.50%
--------------------------------------------------------------------------
 Growth and Income Fund                                 0.52%*
--------------------------------------------------------------------------
 International Equity Fund                              0.69%
--------------------------------------------------------------------------
 Mid-Cap Fund                                           0.48%**
--------------------------------------------------------------------------
 Small Cap Equity Fund                                  0.80%
--------------------------------------------------------------------------
 Value Fund                                             0.52%
--------------------------------------------------------------------------



 * On April 18, 2005, the Growth and income Fund entered into a new investment management agreement with the Adviser pursuant to which the Adviser is entitled to receive a management fee of up to 0.60% on the average daily net assets of Growth and Income Fund, but currently subject to a contractual waiver of 0.05%. The Adviser has in turn entered into a sub advisory Agreement with Transamerica whereby Transamerica is entitled to receive a sub-advisory fee of up to 0.35% of the Fund's average daily net assets.



** On April 18, 2005, the Mid-Cap Growth Fund entered into a new investment management agreement with the Adviser pursuant to which the Adviser is entitled to receive a management fee of up to 0.75% on the average daily net assets of the Fund, but currently subject to a contractual waiver of 0.05%. The Adviser has, in turn, entered into a investment sub-advisory agreement with Munder pursuant to which Munder is entitled to receive a sub-advisory fee of up to 0.50% of the Fund's average daily net assets.



The Core Fixed Income Fund, High Yield Fixed Income Fund and Short Duration Fixed Income Fund were not in operation during the last fiscal year. The Adviser is entitled to receive management fees from the Core Fixed Income Portfolio, High Yield Fixed Income Portfolio and Short Duration Fixed Income Portfolio at the following annual rates of the respective Portfolios' average daily net assets:



Core Fixed Income Portfolio                                   0.40%
High Yield Fixed Income Portfolio                             0.60%
Short Duration Fixed Income Portfolio                         0.40%



A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and/or sub-advisory agreements is available, or will be available, for the Funds in their shareholder reports. For the HSBC Investor Funds the discussion is available in the April 30, 2005 semi-annual report and will be available in the April 30, 2006 semi-annual report. For the HSBC Investor Value Fund, a discussion concerning the sub-advisory agreement is available in the October 31, 2005 annual report.

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                               PORTFOLIO MANAGERS




HSBC INVESTOR CORE FIXED INCOME FUND (CORE FIXED INCOME PORTFOLIO), HSBC INVESTOR CORE PLUS FIXED INCOME FUND (CORE PLUS FIXED INCOME PORTFOLIO), HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME FUND (INTERMEDIATE DURATION FIXED INCOME PORTFOLIO) AND HSBC INVESTOR SHORT DURATION FIXED INCOME FUND (SHORT DURATION FIXED INCOME PORTFOLIO):



   The Adviser's fixed income management team is responsible for the day-to-day portfolio management of the Portfolios listed above. The team members are Suzanne Moran and Jeffrey Klein.



     Suzanne Moran, Managing Director of the Adviser, Head of Structured Bond Management and Co-Head of US Fixed Income. Ms. Moran joined the Adviser in July 2005 to co-lead the US Fixed Income Team. She is also the head of investment policy for short duration portfolios and US structured bond management. Prior to joining the Adviser, she spent 10 years at Credit Suisse Asset Management (CSAM), where she most recently headed the investment policy for over $30 billion in short duration and money market strategies globally. During her tenure, Ms. Moran headed securitized debt, was responsible for the trading desk and developed investment strategy for global bonds. Prior to CSAM, she was a fixed income analyst at Credit Suisse First Boston.



     Jeffrey Klein, Managing Director of the Adviser, Head of Credit and Co-Head of US Fixed Income. Mr. Klein joined the Adviser in March 2005 to co-lead the US Fixed Income Team. He is also head of credit management. Prior to joining the Adviser, he was a portfolio manager and shareholder at Dodge & Cox where he served as credit strategist and head of corporate bond trading. As head of the corporate team, Mr. Klein was instrumental in achieving results that led to Dodge & Cox's fixed income team being named 'Bond Manager of the Year' in 2002 by Morningstar. He worked at Dodge & Cox from 1992-2004. Mr. Klein earned his BA from Columbia University in 1991. He is a Chartered Financial Analyst.



HSBC INVESTOR HIGH YIELD FIXED INCOME FUND (HIGH YIELD FIXED INCOME PORTFOLIO):



   The Adviser's high yield management team is responsible for the day-to-day portfolio management of the High Yield Fixed Income Portfolio. The team members are Richard J. Lindquist, Michael J. Dugan and Philip L. Schantz. Each of the team members joined the Adviser in April, 2005.



     Richard J. Lindquist, CFA, is a Managing Director of the Adviser, is the head of the high yield management team, and previously was the head of the high yield management team at Credit Suisse Asset Management ('CSAM'). He joined CSAM in 1995 as a result of its acquisition of CS First Boston Investment Management, where he performed comparable duties. He had been with CS First Boston Investment Management since 1989. Previously, he managed high yield portfolios at Prudential Insurance Company of America and a high yield mutual fund at T. Rowe Price Associates. Mr. Lindquist holds a B.S. in Finance from Boston College and an M.B.A. in Finance from the University of Chicago Graduate School of Business.



     Michael J. Dugan, is a Vice President of the Adviser, and was previously a Vice President of CSAM where he had been a member of the high yield team since 2001. Mr. Dugan joined CSAM in 2000 following two years at Arnhold and S. Bleichroeder, where he was an associate in the institutional sales and marketing group. Previously, Mr. Dugan was an assistant supervisor in the client service group at Neuberger Berman LLC, where he had worked since 1996. Mr. Dugan holds a BA in political science from the University of Rhode Island.



     Philip L. Schantz, is a Senior Vice President of the Adviser, and was previously Director of CSAM where had been a member of the high yield team since 2000. Prior to joining CSAM Mr. Schantz was Head of High Yield Research at Prudential Securities. Prior to joining Prudential Securities, Mr. Schantz had been a High Yield Analyst at Lazard Freres and had been Co-Head of the High Yield Securities Group at E.F. Hutton. Mr. Schantz holds a BA in Government from Lehigh University.



   In his role as the head of the high yield management team, Mr. Lindquist acts as lead portfolio manager. Mr. Lindquist manages long-term strategies to be employed by the team and serves as the ultimate decision maker in the event the members of the team disagree on any issues related to portfolio management. On a day to day basis, Mr. Dugan has the primary responsibility for portfolio

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                               PORTFOLIO MANAGERS
                                   CONTINUED


   strategy decisions and Mr. Schantz has the primary responsibility for credit analysis. The responsibilities of each team member are substantially similar to the responsibilities each had when employed by CSAM.



See 'Certain Prior Performance Information' below.



HSBC INVESTOR NEW YORK TAX-FREE BOND FUND:



     Jerry Samet, Senior Fixed Income Portfolio Manager of the Adviser, manages both municipal and taxable bond portfolios for the Advisor. Prior to joining a successor to the Adviser in February 1996, Mr. Samet worked for Bankers Trust in the Private Clients Group for 8 years. He was a portfolio manager/trader for 6 years, and prior to that, he was a trading assistant for 2 years. He is a graduate of Fordham University with an MBA in Finance, with a concentration in portfolio management (1995) and a BA in Economics and History form the City University of New York, Queens College (1988).



HSBC INVESTOR GROWTH FUND (GROWTH PORTFOLIO):



   Mr. Dan Becker, CFA and Mr. Phil Sanders, CFA, are co-managers of the Growth Portfolio and are jointly and primarily responsible for the day-to-day management of the Portfolio.



     Daniel P. Becker, CFA, is Senior Vice President/Portfolio Manager of Waddell & Reed. Mr. Becker Joined Waddell & Reed in October 1989 as an investment analyst. In January 1994 he assumed responsibility for equity institutional accounts. In January 1997 he was named portfolio manager. Mr. Becker has been with the Sub-Adviser for 16 years and has 17 years of investment experience.



     Philip J. Sanders, CFA, is Senior Vice President/Portfolio Manager of Waddell & Reed. Mr. Sanders joined Waddell & Reed in August 1998 as a vice president and portfolio manager. He was appointed senior vice president in July 2000. Mr. Sanders has been with the Sub-Adviser 7 years and has 17 years of investment experience.



HSBC INVESTOR GROWTH AND INCOME FUND:



     Gary U. Rolle, CFA, is Principal, Managing Director and Chief Investment Officer of Transamerica. Mr. Rolle manages mutual funds, sub-advised funds and institutional separate accounts in the Large Growth Equity discipline on behalf of Transamerica. Mr. Rolle joined Transamerica in 1967. From 1980 to 1982 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the Transamerica investment philosophy. He holds a BS in Chemistry and Economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 38 years of investment experience.



     Geoffrey I. Edelstein, CFA, CIC, is Principal, Managing Director and Portfolio Manager at Transamerica. Mr. Edelstein is the Co-Manager of the Transamerica Premier Diversified Equity Fund. He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline on behalf of Transamerica. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. Mr. Edelstein joined Transamerica in 2005 when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991.
     Mr. Edelstein earned a BA from University of Michigan and a JD from Northwestern University School of Law. Mr. Edelstein has 14 years of investment experience.



     Edward S. Han, is Principal, Portfolio Manager at Transamerica. Mr. Han is the Co-Manager of the Transamerica Premier Growth Opportunities Fund and the Transamerica Premier Focus Fund. He also manages sub-advised funds and institutional separate accounts in the Mid Cap Growth Equity discipline and is a member of the Large Growth team. Edward S. Han joined Transamerica in 1998. Mr. Han holds an MBA from the Darden Graduate School of Business

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                               PORTFOLIO MANAGERS
                                   CONTINUED


     Administration at the University of Virginia and received his B.A. in Economics from the University of California at Irvine. Mr. Han has 11 years of investment experience.



     Glenn C. Weirick, CFA, CIC, is Principal, Managing Director and Portfolio Manager at Transamerica. Mr. Weirick manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. He joined Transamerica in 2005 when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Weirick in 1992. Prior to Westcap, he was Co-Founder of Trust Company of the West where he remained for over 20 years and served as Chairman of the Equity Policy Committee, Director of Research and Managing Director of Equities and Convertible Securities. Mr. Weirick also served as Chief Investment Officer of Shareholders Management Company and President of the Harbor Fund. He earned a BA from Occidental College and an MS from Columbia University. Mr. Weirick has earned the right to use the Chartered Financial Analyst designation and has 46 years of investment experience.



HSBC INVESTOR INTERNATIONAL EQUITY FUND (INTERNATIONAL EQUITY PORTFOLIO):



   The management of and investment decisions for the International Equity Portfolio are made by the Global Value Investment Policy Group of AllianceBernstein. No one person is principally responsible for making recommendations for the Fund's portfolio. The four members of the Global Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Portfolio are Sharon Fay, Kevin Simms, Henry D'Auria and Giulio Martini.



     Ms. Fay is CIO of Global Value equities for AllianceBernstein, and has oversight for all portfolio-management and research activities relating to cross-border and non-US value investment portfolios. She also serves on the AllianceBernstein's Executive Committee. Between 1997 and 1999, Ms. Fay was CIO of Canadian Value equities. Prior to that, she had been a senior portfolio manager of International Value Equities since 1995. Ms. Fay joined AllianceBernstein in 1990 as a research analyst in investment management, following the airline, lodging, trucking and retail industries. Before joining AllianceBernstein, Ms. Fay served as director of research at Bernard L. Madoff. She earned a BA from Brown University and an MBA from Harvard University.



     Mr. Simms is co-CIO of International Value equities for AllianceBernstein in addition to his role as director of research of Global and International Value equities, a position he has held since 2000. Between 1998 and 2000, Mr. Simms served as director of research of Emerging Markets Value equities. He joined AllianceBernstein in 1992 as a research analyst, and his industry coverage over the next six years included financial services, telecommunications and utilities. Before joining the firm, Mr. Simms was a certified public accountant with Price Waterhouse for three years. He earned a BSBA from Georgetown University and an MBA from Harvard Business School.



     Mr. Martini is the head of the newly created Quantitative Strategies Team within AllianceBernstein's Value-Equities unit. Mr. Martini was named chief international economist with responsibility for currency strategies and senior portfolio manager on the international and global value equities team in 1992. Prior to that, Mr. Martini had served as a senior economist concentrating on US research since joining AllianceBernstein in 1985. Previously, Mr. Martini conducted economic research and taught at the Institute of Employment Policy at Boston University for three years. He earned a BA from the University of Colorado and an MA in political economy from Boston University. He also completed all course and examination requirements for the PhD program in economics at Boston University.



     Mr. D'Auria is co-CIO of International Value equities of AllianceBernstein as well as CIO of Emerging Markets Value equities. Mr. D'Auria was one of the chief architects of AllianceBernstein's global research department, which he managed from 1998 through 2002. Over the years, he has also served as director of research of Small Cap Value equities and director of research of Emerging Markets Value equities. Mr. D'Auria joined the firm in 1991 as a research analyst covering consumer and natural gas companies, and he later covered the financial services industry. Before coming to AllianceBernstein, Mr. D'Auria was a vice president and sell-side analyst at PaineWebber, specializing

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                               PORTFOLIO MANAGERS
                                   CONTINUED


     in restaurants, lodging and retail. He earned a BA from Trinity College and is a Chartered Financial Analyst.



HSBC INVESTOR MID-CAP FUND:



   A team of professionals employed by Munder makes investment decisions for the Fund. The team consists of Tony Y. Dong, Brian S. Matuszak and Andy Y. Mui. Mr. Dong makes final investment decisions for the Fund. The team members provide analytical support for Mr. Dong's selections.



     Tony Y. Dong, CFA, Director, Mid-Cap Equity and Senior Portfolio Manager of Munder, has been a member of the Fund's portfolio management team since Munder became Sub-Adviser to the Fund in April 2005. Mr. Dong joined Munder's mid-cap core growth team as a senior portfolio manager in January 2001, and assumed the lead manager role in March 2002. He is also a member of the portfolio management team for Munder's mid-cap/small-cap blend discipline. He became part of the mid-cap/small-cap blend team in November 2003. Mr. Dong joined Munder in 1988 as a portfolio manager for Munder's Growth at a Reasonable Price (GARP) investment discipline. He was promoted to Senior Portfolio Manager in 1994.



     Brian S. Matuszak, CFA, Senior Equity Analyst, is a member of Munder's mid-cap core growth team and has been a member of the Fund's portfolio management team since Munder became Sub-Adviser to the Fund in April 2005. He is also a member of Munder's REIT and mid-cap/small-cap blend portfolio management teams. Mr. Matuszak joined the REIT and mid-cap core growth teams as an Equity Analyst in April 2002, and was promoted to Senior Equity Analyst in January 2005. He has been part of the mid-cap/small-cap blend team since 2005. Prior to April 2002, Mr. Matuszak had been an internal wholesaler at Munder, marketing the Munder Funds and Munder Funds wrap products. He joined Munder in May 2000.



     Andy Y. Mui, CPA, Senior Equity Analyst, is a member of Munder's mid-cap core growth team and has been a member of the Fund's portfolio management team since joining Munder as a Senior Equity Analyst in June 2005. He has also a member of Munder's mid-cap/small-cap blend portfolio management team since that time. Prior to joining Munder, he had been an Equity Research Associate for Smith Barney Citigroup since 2004. He was also an Equity Research Associate with RBC Capital Markets from mid-2002 through 2003. From August 2000 through May 2002, Mr. Mui was pursuing his MBA at the Tuck School of Business at Dartmouth. He also held the position of Equity Research Associate at Banc of America Securities LLC during the summer of 2001.



HSBC INVESTOR SMALL CAP EQUITY FUND (SMALL CAP EQUITY PORTFOLIO):



   Investment decisions for the Small Cap Equity Portfolio are made by consensus of the Investment Committee of Westfield Capital Management Company, LLC, which consists of Westfield's securities analysts and the primary portfolio management team members listed below. While each member of the Westfield Investment Committee has input into the investment process and overall product portfolio construction, investment decisions are made under the supervision of William A. Muggia as chief investment officer.



     Aurthur J. Bauernfeind, Chairman, is Chief Executive Officer of Westfield. Mr. Bauernfeind covers Energy, Financials and Industrials. Since joining Westfield in 1990, Mr. Bauernfeind has held the positions of President, Chief Operating Officer and Investment Strategist. Prior to Westfield,
     Mr. Bauernfeind spent 11 years at Loomis Sayles & Co. He has 43 years of investment experience. Mr. Bauernfeind earned an MBA from University of Kentucky and a BA from Murray State University.



     William A. Muggia, President, is Chief Investment Officer of Westfield covering Healthcare and Energy Sectors. Mr. Muggia has been at Westfield since 1994 and has been Chief Investment officer since 2002. Prior to Westfield, Mr. Muggia spent two years at Alex Brown & Sons and seven years at Kidder Peabody & Co. He has 23 years of investment experience. Mr. Muggia earned his MBA degree from Harvard Business School and received a BA from Middlebury College.

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     Ethan J. Meyers, Senior Vice President of Westfield, covering the
     Financials Sector and the Consumer Services Industry. Mr. Meyers joined Westfield in 1999. Prior to Westfield, he spent three years at Johnson Rice & Company LLC. He has 10 years of investment experience. Mr. Meyers earned his BS from AB Freeman School of Business at Tulane University.



     Scott R. Emerman, Senior Security Analyst of Westfield, covers Consumer Discretionary and Consumer Staples Sectors. Mr. Emerman joined Westfield in 2002. Prior to Westfield, he spent 5 years at Morgan Stanley Dean Witter and 6 years at Dean Witter Reynolds. He has 15 years of investment experience. Mr. Emerman earned his BS from Lehigh University.



HSBC INVESTOR VALUE FUND (VALUE PORTFOLIO):



     Jon D. Bosse, CFA, Chief Investment Officer of NWQ, heads the investment team of industry specific equity analysts and shares primary portfolio management responsibility for the Value Portfolio with Mr. Friedel. Mr. Bosse joined NWQ in 1996. Prior to that time, he was director of research and a portfolio manager at Arco Investment Management Company. He earned his MBA degree from the University of Pennsylvania, Wharton School of Business.



     Edward C. (Ted) Friedel, CFA, Managing Director of NWQ, co-manages the Portfolio with Mr. Bosse and is a member of the investment policy committee of NWQ as well. He has 23 years with NWQ as a managing director, portfolio manager and investment strategist. Prior to joining NWQ in 1983, Mr. Friedel was Vice President with Beneficial Standard Investment Management for 12 years. He has earned an MBA from Stanford University.



Additional information about the Portfolio Managers' compensation, other accounts managed by these individuals, and their ownership of securities in the Fund or Funds they manage is available in the SAI.

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                               PORTFOLIO MANAGERS
                                   CONTINUED

CERTAIN PRIOR PERFORMANCE INFORMATION


The Adviser's high yield management team joined the Adviser in April, 2005. Previously, the members of the team managed high yield investments of certain mutual funds and other accounts at another investment advisory firm. The high yield management team, including the role of Mr. Lindquist as the lead manager, was structured and operated in a substantially similar manner as is currently the case with the Adviser. One of the mutual funds that had been managed by the team at its previous firm had substantially similar investment objectives, strategies and policies as the High Yield Fixed Income Portfolio. Set forth below is standardized performance information for that mutual fund for the previous period during which it was managed by the team that now manages the Portfolio. This information is provided merely to illustrate the past performance of the team in relation to a similar mutual fund, and does not represent the performance of the High Yield Fixed Income Fund. Various factors influence the investment returns of a mutual fund, including its fees and expenses. The respective classes of shares have different fees and expenses, and those in effect with respect to the Credit Suisse High Income Fund differed from those of the Fund. Investors should not consider the performance data set forth below as an indication of future performance of the Adviser or the Fund. This information has been obtained from publicly available sources and has not been independently verified by the Fund.


The bar chart below shows you how the performance of the Credit Suisse High Income Fund's Class A shares varied from year to year. Sales loads are not reflected in the returns; if they were, returns would be lower. Sales loads (and contingent deferred sales charges (CDSCs) on Class B and C shares) are reflected in the returns shown in the Average Annual Total Returns table below. The table shows the Credit Suisse High Income Fund's performance (before and after taxes) over time. The after-tax returns are shown for Class A shares only. The after-tax returns of other classes varied from those of Class A shares. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

YEAR-BY-YEAR TOTAL RETURNS
OF THE CREDIT SUISSE HIGH INCOME FUND
CLASS A SHARES

Year Ended 12/31
Best Quarter: 7.33% (Q4 01)
Worst Quarter: -5.54% (Q3 01)
Inception Date (Class A): 3/8/99


  2000     2001     2002     2003     2004
  -5.00%   6.48%    1.68%    22.45%   11.40%



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                          AVERAGE ANNUAL TOTAL RETURNS
                     OF THE CREDIT SUISSE HIGH INCOME FUND



--------------------------------------------------------------------------------------------
PERIOD ENDED                                                             LIFE OF   INCEPTION
12/31/04:                                                     ONE YEAR    CLASS       DATE
--------------------------------------------------------------------------------------------
Class A return before taxes                                     6.10%     6.10%      3/8/99
--------------------------------------------------------------------------------------------
Class A return after taxes on distributions                     2.76%     2.39%       *
--------------------------------------------------------------------------------------------
Class A return after taxes on distributions and sale of fund    4.13%     2.83%       *
shares
--------------------------------------------------------------------------------------------



The Average Annual Total Returns for Class A shares of the Credit Suisse High Income Fund reflect the maximum applicable sales charge of 4.75%. While the maximum sales charge of the Class A shares of that fund is the same as that of the HSBC Investor High Yield Fixed Income Fund, various features (including breakpoints for sales charge reductions, conversion privileges and other features) of the Class A shares of that fund differ from those of the Class A shares of the Fund (which are offered through a separate prospectus), and the Class I shares of the Fund.


              THE DISTRIBUTOR, ADMINISTRATOR AND SUB-ADMINISTRATOR

The Adviser also serves as the Trusts' administrator (the 'Administrator'), and in that role oversees and coordinates the activities of other service providers, and monitors certain aspects of the Trust's operations. The Administrator has retained BISYS Fund Services Ohio, Inc. ('BISYS'), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, as sub-administrator (the 'Sub-Administrator'). Management and administrative services of the Administrator and Sub-Administrator include providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.

BISYS Fund Services Limited Partnership ('BISYS LP') serves as the distributor (the 'Distributor') of the Fund's shares. BISYS LP may make payments in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.


The SAI has more detailed information about the Investment Adviser, Distributor, Administrator and Sub-Administrator, and other service providers.


                          THE TWO-TIER FUND STRUCTURE


The Core Fixed Income Fund, Core Plus Fixed Income Fund, High Yield Fixed Income Fund, Intermediate Duration Fixed Income Fund, Short Duration Fixed Income Fund, Growth Fund, International Equity Fund, Small Cap Equity Fund and Value Fund each seeks to achieve its investment objective by investing all of the Fund's investable assets in a corresponding series of a separate open-end investment company that has the same investment objective as the respective Fund. The underlying series of HSBC Investor Portfolios are the Core Fixed Income Portfolio, Core Plus Fixed Income Portfolio, High Yield Fixed Income Portfolio, Intermediate Duration Fixed Income Portfolio, Short Duration Fixed Income Portfolio, Growth Portfolio, International Equity Portfolio, Small Cap Equity Portfolio and Value Portfolio, respectively. This is referred to as a 'master/feeder' arrangement because one fund (the 'feeder' fund) 'feeds' its assets into another fund (the 'master fund'). The two-tier investment fund structure has been developed relatively recently, so shareholders should carefully consider this investment approach. For example, other mutual funds and institutional investors may invest in the Portfolios on the same terms and conditions as the Funds (although they may have different sales commissions and other operating expenses that may generate different returns). As with traditionally structured funds which have large investors, the actions of these mutual funds and institutional investors (or other large investors) may have a material effect on smaller investors in the Fund. For example, if a large investor withdraws from a Portfolio (a 'master fund'), operating expenses may increase, thereby producing lower returns for investors in the Funds ('feeder funds'). Additionally, the Portfolio may become less diverse, resulting in increased portfolio operating expenses.

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                          THE TWO-TIER FUND STRUCTURE
                                   CONTINUED

Except as permitted, whenever a Fund is requested to vote on a matter pertaining to its corresponding Portfolio, the Fund will hold a meeting of its shareholders. At the meeting of investors in the Portfolio, the Fund will cast all of its votes in the same proportion as the votes of the Fund's shareholders.

The investment objective of each such Fund and Portfolio may be changed without approval of the shareholders. A Fund may withdraw its investment in its corresponding Portfolio as a result of certain changes in the Portfolio's investment objective, policies or restrictions or if it is in the best interests of the Fund to do so.

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                        PRICING OF FUND SHARES


HOW NAV IS CALCULATED

The NAV is calculated by dividing the total value of a Fund's investments and other assets attributable to a class of shares, less any liabilities attributable to that class, by the number of outstanding shares of that class:

                           --------------------------
                                      NAV =
                           Total Assets - Liabilities
                                Number of Shares
                                  Outstanding
                           --------------------------

The value of assets in a Fund's portfolio or held by a Portfolio is determined on the basis of their market value, or where market quotations are not readily available or are deemed unreliable due to a significant event or otherwise, based on fair value as determined in good faith in accordance with the procedures established by, and under the general supervision of, the Funds' Board of Trustees. Certain of the Funds may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares. The value of portfolio securities held by those Funds may change on days when shareholders will not be able to purchase or redeem shares.


THE INCOME FUNDS AND EQUITY FUNDS


The net asset value per share (NAV) is determined once each day at the close of regular trading on the New York Stock Exchange, normally at 4 p.m. Eastern time on days the Exchange is open.


The New York Stock Exchange is open every weekday except for the days on which national holidays are observed. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. The Income Funds will be closed on Columbus Day and Veterans Day.


Your order for the purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund.

FAIR VALUE PRICING POLICIES

A Fund or Portfolio will fair value price its securities when market quotations are not readily available. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. In addition, the Pricing Committee will review exception priced securities (i.e., securities for which the market value is provided by a quote from a single broker rather than a national pricing service) on a quarterly basis. In these situations, the Pricing Committee will employ certain Board-approved methodologies to determine a fair value for the securities. Fair valuations will be reviewed by the Board of Trustees on a quarterly basis. Fair value pricing should result in a more accurate determination of a Fund's net asset value price, which should eliminate the potential for stale pricing arbitrage in a Fund. However, fair value pricing involves the risk that the values used by a Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

A 'significant event' is one that occurred prior to a Fund's valuation time, is not reflected in the most recent market price of a security, and materially affects the value of a security. Generally, such 'significant events' relate to developments in foreign securities that occur after the close of trading in their respective markets. The Fund's accounting agent may obtain fair value prices of foreign securities through utilization of a Fair Value Pricing Service previously approved by the Board where a movement in the U.S. equities market is sufficiently large to constitute a trigger established by the Pricing Committee.
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 PURCHASING AND ADDING TO YOUR SHARES

 You may purchase shares of the Funds through the Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.

 Orders received by a dealer or selling agent that has been authorized to accept orders for Fund shares on the Trust's behalf, that are received such authorized agent prior to the time at which the Fund determines its NAV, will be deemed accepted by the Trust the same day and will be executed at that day's closing share price. Each authorized dealer's or selling agent's agreement with HSBC Investor Trust or the Distributor allows those orders to be executed at the closing share price on such day, although the order may not be transmitted to the Trust or the Distributor until after the time at which the Fund determines its NAV.
--------------------------------------------------------------------------------

DELIVERY OF SHAREHOLDER DOCUMENTS


In an effort to reduce the cost associated with the printing and mailing of prospectuses and annual reports and semi-annual reports as well as reduce the likelihood of our shareholders receiving duplicative mailings, the Funds intend to mail only one prospectus and shareholder report to shareholders having the same last name and residing at a common address. If you wish to receive separate copies of the prospectuses and shareholder reports, please contact your Financial Advisor or Account Officer at the institution where you have your account.


If you are a client of HSBC Securities (USA) Inc. please send your request to the address below.

HSBC Securities Mutual Funds
452 Fifth Avenue -- 2nd Floor
New York, NY 10018

If your account is direct with the Fund, please mail your request to the address below:

HSBC Investor Funds
PO Box 182845
Columbus, Ohio 43218-2845


The Funds will begin sending you individual copies of prospectuses and shareholder reports thirty days after receiving your request.


If you have any questions regarding the delivery of shareholder documents, please call 1-888-525-5757.
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                        PURCHASING AND ADDING TO YOUR SHARES
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All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks, money orders, travelers' checks and credit card convenience checks are not accepted. Bank starter checks will not be accepted for initial purchases.

A Fund may waive its minimum purchase requirement and the Distributor may reject a purchase order if it considers it in the best interest of the Fund and its shareholders.

-------------------------------------------------
                          MINIMUM     MINIMUM
                          INITIAL     SUBSEQUENT
  ACCOUNT TYPE           INVESTMENT   INVESTMENT
  ADVISOR, CLASS I OR
  TRUST SHARES
  Regular
  (non-retirement)       $5,000,000*      N/A
  * HSBC clients that
  maintain an
  investment management
  account are not
  subject to the
  minimum initial
  investment
  requirements.
-------------------------------------------------

--------------------------------------------------------------------------------

AVOID 28% TAX WITHHOLDING


The Funds are required to withhold 28% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Funds with their certified taxpayer identification number in compliance with IRS rules, or if you or the Funds have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather it is a way in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

--------------------------------------------------------------------------------

INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT
BY REGULAR MAIL OR BY OVERNIGHT SERVICE

Initial Investment:

If purchasing through your financial adviser or brokerage account, simply tell your adviser or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

1. Carefully read, complete, and sign the account application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2. Make your check payable to 'HSBC Investor Funds' and include the name of the appropriate Fund(s) on the check.

3. Mail to: HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845.

Subsequent Investments:

1. Use the investment slip attached to your account statement.

   Or, if unavailable,

2. Include the following information in writing:
      Fund name

      Share class

      Amount invested

      Account name

      Account number

--------------------------------------------
ELECTRONIC VS. WIRE TRANSFER
Wire transfers allow financial institutions
to send funds to each other, almost
instantaneously. With an electronic purchase
or sale, the transaction is made through the
Automated Clearing House (ACH) and may take
up to eight days to clear. There is
generally no fee for ACH transactions.
--------------------------------------------

3. Mail to: HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845.

                                                                              89








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ELECTRONIC PURCHASES

Your bank must participate in the Automated Clearing House (ACH) and must be a United States Bank. Your bank or broker may charge for this service.

Select the electronic purchase option on your account application or call 1-800-782-8183. Your account can generally be set up for electronic purchases within 15 days.

Call 1-800-782-8183 to arrange a transfer from your bank account.

BY WIRE TRANSFER

For information on how to request a wire transfer, call 1-800-782-8183.

AUTOMATIC INVESTMENT PLAN

You can make automatic investments in the Funds from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $25, once you've invested the $250 minimum required to open the account.

To invest regularly from your bank account:

Complete the Automatic Investment Plan portion on your Account Application.

Make sure you note:

    Your bank name, address and account number

    The amount you wish to invest automatically (minimum $25)

    How often you want to invest (every month, 4 times a year, twice a year or once a year)

    Attach a voided personal check.

To invest regularly from your paycheck or government check:

Call 1-800-782-8183 for an enrollment form.

 ----------------------------
 DIRECTED DIVIDEND OPTION
 By selecting the appropriate box in
 the Account Application, you can
 elect to receive your distributions
 in cash (check) or have
 distributions (capital gains and
 dividends) reinvested in the Fund or
 reinvested in another HSBC Investor
 Fund without a sales charge. You
 must maintain the minimum balance in
 each Fund into which you plan to
 reinvest dividends or the
 reinvestment will be suspended and
 your dividends paid to you. The Fund
 may modify or terminate this
 reinvestment option without notice.
 You can change or terminate your
 participation in the reinvestment
 option at any time by calling
 1-800-782-8183.

CUSTOMER IDENTIFICATION INFORMATION

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on U.S. Government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

    Name;

    Date of birth (for individuals);

    Residential or business street address (although post office boxes are still permitted for mailing); and

    Social security number, taxpayer identification number, or other identifying number.
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You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

MARKET TIMING

In accordance with policies and procedures adopted by the Board of Trustees, the Funds discourage market timing and other excessive trading practices. The Funds are intended primarily for use as long-term investment vehicles. Frequent short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by long-term shareholders.

To deter market timing, the Funds impose redemption fees on shares sold or exchanged within thirty days of purchase. The redemption fees are in addition to any applicable contingent deferred sales charges. Because money market funds are designed to accommodate frequent trading, the redemption fee will not be assessed on sales of shares or exchanges out of the HSBC Investor Money Market Funds. Redemption fees are also not charged on specified types of redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans. Further exceptions and information are found in this prospectus under 'Shareholder Information -- Redemption Fees.' As a further deterrent to excessive trading, many foreign securities held by the International Equity Portfolio are priced by an independent pricing service using fair valuation methodologies approved and monitored by the Board of Trustees. For more information on fair valuation, see 'Pricing of Fund
Shares -- Fair Value Pricing Policies.'

The Funds and the Adviser reserve the right to reject or restrict purchase or exchange requests from any investor and also reserve the right to close any account in which a pattern of excessive or abusive trading has been identified.

The Funds cannot guarantee that they will detect every market timer due to the limitations inherent in their technological systems. In addition, although the Funds will attempt to assess the redemption fee on all applicable redemptions, the Funds cannot guarantee that it will succeed in doing so. Although the Funds attempt to collect redemption fees uniformly, certain omnibus accounts or retirement plans may be unable or unwilling to collect the redemption fee from their underlying accounts. The Funds reserve the right to modify their policies and procedures at any time without prior notice as the Funds deem necessary in their sole discretion to be in the best interests of Fund shareholders, or to comply with state or Federal legal requirements.
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
                        SELLING YOUR SHARES
                                                   -------------------------------------------------
                                                   WITHDRAWING MONEY FROM YOUR FUND INVESTMENT
                                                   As a mutual fund shareholder, you are technically
                                                   selling shares when you request a withdrawal in
                                                   cash. This is also known as redeeming shares or a
                                                   redemption of shares.
                                                   -------------------------------------------------
You may sell your shares at any time. Your
sales price will be the next NAV after
your sell order is received in proper form
by the Fund, its transfer agent, or your
investment representative. Normally you
will receive your proceeds within a week
after your request is received. See
section on 'Selling Your Shares.'

INSTRUCTIONS FOR SELLING SHARES

If selling your shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.

BY TELEPHONE

(unless you have declined telephone sales privileges)

    1. Call 1-800-782-8183 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See 'Selling Your
       Shares -- Verifying Telephone Redemptions')

BY MAIL OR OVERNIGHT SERVICE

(See 'Selling Your Shares -- Redemptions in Writing Required')

    1. Write a letter of instruction indicating:
       your Fund and account number
       amount you wish to redeem
       address where your check should be sent
       account owner signature

    2. Mail to: HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845.

WIRE TRANSFER

You must indicate this option on your account application.

Call 1-800-782-8183 to request a wire transfer.

If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day. Otherwise, it will normally be wired on the second business day after your call.

The Fund may charge a wire transfer fee.

Note: Your financial institution may also charge a separate fee.

ELECTRONIC REDEMPTIONS

Call 1-800-782-8183 to request an electronic redemption. Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank. If you call by 4 p.m. Eastern time, the NAV of your shares will normally be determined on the same day and the proceeds credited within 7 days. Your bank may charge for this service.
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                       SELLING YOUR SHARES
                       CONTINUED

SYSTEMATIC WITHDRAWAL PLAN

You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. To activate this feature:

     Make sure you have checked the appropriate box on the Account Application, or call 1-800-782-8183.

     Include a voided personal check.

     Your account must have a value of $10,000 or more to start withdrawals.

     If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.

REDEMPTIONS IN WRITING REQUIRED

You must request redemption in writing in the following situations:

1. Redemptions by Individual Retirement Accounts ('IRAs').

2. Redemption requests requiring a signature guarantee, which include any of the following:

     Your account address has changed within the last 15 business days;

     The check is not being mailed to the address on your account;

     The check is not being made payable to the owner of the account;

     The redemption proceeds are being transferred to another Fund account with a different registration; or

     The redemption proceeds are being wired to bank instructions currently not on your account.

You must obtain a signature guarantee from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

VERIFYING TELEPHONE REDEMPTIONS

The Funds make every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

REDEMPTIONS WITHIN 10 DAYS OF SHARES PURCHASED BY CHECK


When you have made an investment by check and subsequently request a redemption, you will not receive the redemption proceeds until the Funds' transfer agent is satisfied that the check has cleared (which may require up to 10 business days).

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                       SELLING YOUR SHARES
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REDEMPTION FEE

The Funds will charge a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares after holding them for less than 30 days subject to certain exceptions and limitations as described below. The redemption fee is paid directly to the Funds and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any contingent deferred sales charges that may be applicable at the time of sale.

The redemption fee will not apply to shares representing the reinvestment of dividends and capital gains distributions. The redemption fee may also not apply on certain types of accounts such as certain omnibus accounts or retirement plans or other accounts to which application of the redemption fee is not technologically feasible. The redemption fee may also not apply to redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs, systematic withdrawal plans, redemptions requested within 30 days following the death or disability of the shareholder (or, if a trust, its beneficiary), redemptions requested pursuant to minimum required distributions from retirement plans or redemptions initiated by the Funds.

DELAY IN PAYMENT OF REDEMPTION PROCEEDS

Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

CLOSING OF SMALL ACCOUNTS

If your account falls below $50 due to redemptions, the Fund may ask you to increase your balance. If it is still below $50 after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

REDEMPTION PROCEEDS

Redemption proceeds are generally paid in cash, but the Funds reserve the right to pay all or part of any redemption proceeds in kind, that is, in securities with a market value equal to the redemption price. If the Funds make a payment in securities, the securities will be valued in the same manner as NAV is calculated. The Funds may provide these securities in lieu of cash without prior notice. You would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains you may realize from the sale, or from the sale of securities you receive.


SUSPENSION OF REDEMPTIONS



The Funds may suspend the right of redemption and postpone for more than seven days the date of payment upon redemption: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of emergency, disposal, or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the SEC may permit.


UNDELIVERABLE DISTRIBUTION CHECKS

For any shareholder who chooses to receive distributions in cash, if distribution checks (1) are returned and marked as 'undeliverable' or
(2) remain uncashed for six months, your account may be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund.

DISTRIBUTION ARRANGEMENTS/SALES CHARGES

There is no sales charge on purchases of Advisor, Class Y, or Trust Shares. In addition, there are no 12b-1 distribution fees paid from the Funds for Advisor, Class Y, or Trust Shares.
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DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS  -- REVENUE SHARING


The Adviser may, out of its own resources, assist in the marketing of a Fund's shares. Without limiting the foregoing, the Adviser and its affiliates may, out of its own resources, and without cost to any Fund, make payments to selected financial intermediaries for shareholder recordkeeping, processing, accounting and/or other administrative services in connection with the sale or servicing of shares of the Funds. Historically, these payments have generally been structured as a percentage of net assets attributable to the financial intermediary, but may also be structured as a percentage of gross sales, a fixed dollar amount, or a combination of the three. These payments are in addition to 12b-1 fees and sales charges borne by shareholders as well as any payments made by the Distributor. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

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                        EXCHANGING YOUR SHARES


You can exchange your shares in one Fund for shares of the same class of another HSBC Investor Fund, usually without paying additional sales charges (see 'Notes on Exchanges'). The Trust Shares of the HSBC Investor Mid-Cap Fund are eligible for exchange into the HSBC Investor Funds Class I. No transaction fees are charged for exchanges. You should note, however, that the Funds will charge a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares after holding them for less than 30 days subject to certain exceptions and limitations. For more information on the redemption fee, see 'Selling Your Shares Redemption Fee.'


You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable.

INSTRUCTIONS FOR EXCHANGING SHARES

Exchanges may be made by sending a written request to HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845 or by calling 1-800-782-8183. Please provide the following information:

   Your name and telephone number

   The exact name on your account and account number

   Taxpayer identification number (usually your social security number)

   Dollar value or number of shares to be exchanged

   The name of the Fund from which the exchange is to be made

   The name of the Fund into which the exchange is being made.

See 'Selling Your Shares' for important information about telephone transactions.

To prevent disruption in the management of the Funds, due to market timing strategies, excessive exchange activity may be limited.

NOTES ON EXCHANGES

When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.

The registration and tax identification numbers of the two accounts must be identical.

The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

Be sure to read the prospectus carefully of any Fund into which you wish to exchange shares.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------
All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Capital gains are distributed at least annually.

Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution, which may be taxable.
--------------------------------------------------------------------------------


The following information related to tax matters is meant as a general summary for U.S. taxpayers. Please see the SAI for more information. Because everyone's tax situation is unique, you should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in a Fund.


   A Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders will be taxed on distributions they receive.
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   Any income a Fund receives and any capital gain that a Fund derives is paid out, less expenses, to its shareholders.

   Dividends on all Income Funds are paid monthly. Dividends for the Growth and Income Fund, the Small Cap Equity Fund, the Growth Fund and the Value Fund are paid semi-annually. Dividends for the International Equity Fund and the Mid-Cap Fund are paid annually. Capital gains for all Funds are distributed at least annually. Unless a shareholder elects to receive dividends in cash, dividends will be automatically invested in additional shares of the Fund.

   Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.


   Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. These rate reductions do no apply to corporate taxpayers. Distributions of earnings from dividends paid by certain 'qualified foreign corporations' can also qualify for the lower tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60 day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.



   In most cases, dividends from the Income Funds are primarily attributable to interest and, therefore, do not qualify for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock, as described above. Instead, dividends attributable to interest will be taxed at the ordinary income tax rate applicable to the taxpayer. However, distributions of tax-exempt interest income by the New York Tax-Free Bond Fund are expected to be exempt from the regular federal income tax. If a Fund designates a dividend as a capital gain distribution (e.g., when the Fund has a gain from the sale of an asset the Fund held for more than 12 months), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares. Distributions of short-term capital gain (e.g., when the Fund has a gain from the sale of an asset it held for one year or less) are taxable at the ordinary income tax rate applicable to the taxpayer.


   Shareholders of the New York Tax-Free Bond Fund should note that a portion of any tax-exempt interest distributions may be treated as a tax-preference item (or be included in a corporation's adjusted current earnings) for purposes of the federal and/or state alternative minimum tax. (The Fund may invest up to 20% of its net assets in obligations subject to federal or state alternative minimum tax.) The federal alternative minimum tax is a different method of determining income tax to ensure that taxpayers, who under the ordinary method of computing federal income tax would be entitled to large deductions, pay at least a minimum amount of tax. If a taxpayer's alternative minimum tax exceeds the taxpayer's ordinary tax liability, the excess amount of alternative minimum tax must be paid in addition to the taxpayer's ordinary tax liability. Certain items, called tax-preference items, which are tax-exempt for purposes of computing ordinary federal income tax liability are taxable for alternative minimum tax purposes.

   Dividends are taxable in the year in which they are paid, even if they appear on your account statement the following year. If a Fund declares a dividend in October, November or December of a year and distributes the dividend in January of the next year, you may be taxed as if you received it in the year declared rather than the year received.

   There may be tax consequences to you if you dispose of your shares in a Fund, for example, through redemption, exchange or sale. The amount of any gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you held them.
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                       DIVIDENDS, DISTRIBUTIONS AND TAXES
                                   CONTINUED


   Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale or exchange of shares of the Fund may be disallowed under 'wash sale' rules to the extent the shares disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.


   You will be notified in January each year about the federal tax status of distributions made by the Funds. The notice will tell you which dividends and redemptions must be treated as taxable ordinary income, which qualify for the 15% rate applicable to qualifying dividends on corporate stock, and which (if any) are short-term or long-term capital gain. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.


   If you buy shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as 'buying a dividend.'



   As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you or the Fund have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


   Foreign shareholders may be subject to special withholding requirements.

   If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends or capital gains until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account. For example, there is a penalty on certain pre-retirement distributions from retirement accounts.
98

Financial Highlights         [LOGO]
-------------------------------------------------------------------------------

                              HSBC INVESTOR CORE FIXED INCOME FUND

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions for the indicated periods). This information has been derived from information audited by KPMG LLP, whose report, along with the Funds' financial statements, are incorporated herein by reference and included in the Funds' annual report, which is available upon request.


      As of the fiscal year ended 10/31/05 the Fund had not commenced operations. Therefore, there is no financial information available to report at this time.

Financial Highlights         [LOGO]
-------------------------------------------------------------------------------

                              HSBC INVESTOR CORE PLUS FIXED INCOME FUND


       SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS
INDICATED(A).


                                                     INVESTMENT ACTIVITIES                   DIVIDENDS
                                            ----------------------------------------   ----------------------
                                                          NET REALIZED
                                                              AND
                                                           UNREALIZED
                                                         GAINS (LOSSES)                                          NET
                                NET ASSET                     FROM                                              ASSET
                                 VALUE,        NET         INVESTMENT     TOTAL FROM      NET                   VALUE,
                                BEGINNING   INVESTMENT    AND FUTURES     INVESTMENT   INVESTMENT     TOTAL     END OF
                                OF PERIOD     INCOME      TRANSACTIONS    ACTIVITIES     INCOME     DIVIDENDS   PERIOD
----------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 2001      $ 9.99        0.67           0.80           1.47        (0.65)       (0.65)    $10.81
Year ended October 31, 2002       10.81        0.55          (0.14)          0.41        (0.59)       (0.59)     10.63
Year ended October 31, 2003       10.63        0.41           0.19           0.60        (0.50)       (0.50)     10.73
Year ended October 31, 2004       10.73        0.45           0.12           0.57        (0.45)       (0.45)     10.85
Year ended October 31, 2005       10.85        0.44          (0.27)          0.17        (0.47)       (0.47)     10.55
----------------------------------------------------------------------------------------------------------------------

                                                                     RATIOS/SUPPLEMENTARY DATA
                                               ---------------------------------------------------------------------

                                                                           RATIO OF
                                                                              NET
                                                  NET       RATIO OF      INVESTMENT
                                               ASSETS AT   EXPENSES TO     INCOME TO       RATIO OF
                                                END OF       AVERAGE        AVERAGE       EXPENSES TO
                                  TOTAL         PERIOD         NET            NET         AVERAGE NET     PORTFOLIO
                                RETURN(B)       (000'S)     ASSETS(C)      ASSETS(C)     ASSETS(C)(D)    TURNOVER(E)
--------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 2001      15.11%        $150,580       0.63%          6.45%           0.63%         341.26%
Year ended October 31, 2002       3.94%         284,841       0.56%          5.06%           0.56%          77.82%
Year ended October 31, 2003       5.71%         110,968       0.56%          4.30%           0.56%          70.91%
Year ended October 31, 2004       5.46%         109,518       0.64%          4.20%           0.64%          34.88%
Year ended October 31, 2005       1.55%(f)       89,743       0.52%(f)       4.15%(f)        0.52%(f)      176.60%
--------------------------------------------------------------------------------------------------------------------



 (a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Core Plus Fixed Income Portfolio.



 (b) Not Annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.



 (c) Annualized for periods less than one year.



 (d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.



 (e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.



 (f) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.11% for the Advisor Shares.

Financial Highlights         [LOGO]
-------------------------------------------------------------------------------

                              HSBC INVESTOR HIGH YIELD FIXED INCOME FUND

              As of the fiscal year ended 10/31/05 the Fund had not commenced operations. Therefore, there is no financial information available to report at this time.

Financial Highlights         [LOGO]
-------------------------------------------------------------------------------

                          HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME FUND




SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED(a).


                                                  INVESTMENT ACTIVITIES                           DIVIDENDS
                                         ----------------------------------------   -------------------------------------
                                                       NET REALIZED
                                                           AND
                                                        UNREALIZED                                                           NET
                             NET ASSET                GAINS (LOSSES)                             NET REALIZED               ASSET
                              VALUE,        NET            FROM        TOTAL FROM      NET        GAINS FROM                VALUE,
                             BEGINNING   INVESTMENT     INVESTMENT     INVESTMENT   INVESTMENT    INVESTMENT      TOTAL     END OF
                             OF PERIOD     INCOME      TRANSACTIONS    ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS   PERIOD
----------------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES
Period ended October 31,
 2001(f)                      $10.00        0.37           0.59           0.96        (0.37)           --         (0.37)    $10.59
Year ended October 31, 2002    10.59        0.46          (0.09)          0.37        (0.46)        (0.05)        (0.51)     10.45
Year ended October 31, 2003    10.45        0.33           0.10           0.43        (0.40)           --         (0.40)     10.48
Year ended October 31, 2004    10.48        0.33           0.09           0.42        (0.36)        (0.46)        (0.82)     10.08
Year ended October 31, 2005    10.08        0.35          (0.30)          0.05        (0.39)        (0.06)        (0.45)      9.68
----------------------------------------------------------------------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTARY DATA
                                            ----------------------------------------------------------------
                                                                      RATIO OF
                                                                        NET
                                               NET       RATIO OF    INVESTMENT
                                            ASSETS AT    EXPENSES    INCOME TO      RATIO OF
                                             END OF     TO AVERAGE    AVERAGE     EXPENSES TO
                               TOTAL         PERIOD        NET          NET       AVERAGE NET     PORTFOLIO
                             RETURN(B)       (000'S)    ASSETS(C)    ASSETS(C)    ASSETS(C)(D)   TURNOVER(E)
-------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31,
 2001(f)                        9.78%        $67,315      0.85%        4.59%         0.85%         102.01%
Year ended October 31, 2002     3.69%         94,886      0.71%        4.42%         0.71%          44.04%
Year ended October 31, 2003     4.12%         31,368      0.69%        3.62%         0.69%          98.42%
Year ended October 31, 2004     4.25%         31,217      0.85%        3.28%         0.96%          50.06%
Year ended October 31, 2005     0.45%(g)      24,744      0.76%(g)     3.60%(g)      0.85%(g)      107.26%
-------------------------------------------------------------------------------------------------------------



(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Intermediate Duration Fixed Income Portfolio.



(b) Not annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.



(c) Annualized for periods less than one year.



(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.



(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.



(f) Class I Shares commenced operations on January 23, 2001.



(g) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return was 0.08% for Class I Shares.

Financial Highlights         [LOGO]
-------------------------------------------------------------------------------

                              HSBC INVESTOR NEW YORK TAX-FREE BOND FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                     INVESTMENT ACTIVITIES                           DIVIDENDS
                                            ----------------------------------------   -------------------------------------
                                                          NET REALIZED
                                                              AND
                                                           UNREALIZED
                                                         GAINS (LOSSES)                             NET REALIZED
                                NET ASSET                     FROM                                   GAINS FROM
                                 VALUE,        NET         INVESTMENT     TOTAL FROM      NET        INVESTMENT
                                BEGINNING   INVESTMENT    AND FUTURES     INVESTMENT   INVESTMENT   AND FUTURES      TOTAL
                                OF PERIOD     INCOME      TRANSACTIONS    ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
----------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year ended October 31, 2001      $10.39        0.44           0.54           0.98        (0.44)           --         (0.44)
Year ended October 31, 2002       10.93        0.41           0.16           0.57        (0.41)           --         (0.41)
Year ended October 31, 2003       11.09        0.41           0.12           0.53        (0.41)           --         (0.41)
Year ended October 31, 2004       11.21        0.37           0.17           0.54        (0.37)        (0.06)        (0.43)
Year ended October 31, 2005       11.32        0.37          (0.22)          0.15        (0.37)        (0.02)        (0.39)
----------------------------------------------------------------------------------------------------------------------------

                                                                       RATIOS/SUPPLEMENTARY DATA
                                                    ----------------------------------------------------------------

                                                                              RATIO OF
                                                                                NET
                                 NET                   NET                   INVESTMENT
                                ASSET               ASSETS AT    RATIO OF    INCOME TO      RATIO OF
                                VALUE,               END OF      EXPENSES     AVERAGE     EXPENSES TO
                                END OF     TOTAL     PERIOD     TO AVERAGE      NET       AVERAGE NET     PORTFOLIO
                                PERIOD   RETURN(a)   (000'S)    NET ASSETS   ASSETS(b)    ASSETS(b)(c)   TURNOVER(d)
--------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year ended October 31, 2001     $10.93    9.53%      $14,989     0.70%        4.19%          0.83%          0.00%
Year ended October 31, 2002      11.09    5.34%       19,753     0.70%        3.76%          0.70%         30.70%
Year ended October 31, 2003      11.21    4.84%       20,290     0.67%        3.67%          0.67%         29.79%
Year ended October 31, 2004      11.32    4.83%       19,908     0.62%        3.27%          0.62%         26.96%
Year ended October 31, 2005      11.08    1.28%(e)    16,981     0.63%(e)     3.27%(e)       0.64%         13.87%
--------------------------------------------------------------------------------------------------------------------


(a) Not Annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.

(b) Annualized for periods less than one year.

(c) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without the distinguishing between the classes of shares issued.

(e) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio and total return was 0.01% for Class I Shares.

Financial Highlights         [LOGO]
-------------------------------------------------------------------------------

                              HSBC INVESTOR SHORT DURATION FIXED INCOME FUND

        As of the fiscal year ended 10/31/05 the Fund had not commenced operations. Therefore, there is no financial information available to report at this time.

Financial Highlights         [LOGO]
-------------------------------------------------------------------------------

                              HSBC INVESTOR GROWTH FUND


SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.(a)


                                                     INVESTMENT ACTIVITIES                   DIVIDENDS
                                            ----------------------------------------   ----------------------
                                                          NET REALIZED
                                                              AND
                                                           UNREALIZED
                                                         GAINS (LOSSES)
                                NET ASSET                     FROM
                                 VALUE,        NET         INVESTMENT     TOTAL FROM      NET
                                BEGINNING   INVESTMENT    AND FUTURES     INVESTMENT   INVESTMENT     TOTAL
                                OF PERIOD     INCOME      TRANSACTIONS    ACTIVITIES     INCOME     DIVIDENDS
-------------------------------------------------------------------------------------------------------------

CLASS I SHARES
Period ended October 31, 2004(f) $12.67       (0.01)         (0.11)         (0.12)          --           --
Year ended October 31, 2005       12.55        0.06           1.59           1.65        (0.08)       (0.08)
-------------------------------------------------------------------------------------------------------------

                                                                             RATIOS/SUPPLEMENTARY DATA
                                                       ----------------------------------------------------------------------

                                 NET                      NET                      RATIO OF NET
                                ASSET                  ASSETS AT     RATIO OF       INVESTMENT       RATIO OF
                                VALUE,                  END OF      EXPENSES TO      INCOME TO     EXPENSES TO
                                END OF      TOTAL       PERIOD      AVERAGE NET     AVERAGE NET    AVERAGE NET     PORTFOLIO
                                PERIOD    RETURN(B)     (000'S)      ASSETS(C)       ASSETS(C)     ASSETS(C)(D)   TURNOVER(E)
-----------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2004(f)  $12.55     0.95 %       $19,115         0.95%          (0.17)%          1.06%       53.08%
Year ended October 31, 2005        14.12    13.17 %(g)     13,107         0.90%(g)        0.56 %(g)       1.07%(g)    79.54%
-----------------------------------------------------------------------------------------------------------------------------



(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Growth Portfolio.



(b) Not Annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.



(c) Annualized for periods less than one year.



(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.



(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets.



(f) Class I Shares commenced operations on May 7, 2004.



(g) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return was 0.05% for Class I Shares.

Financial Highlights         [LOGO]
-------------------------------------------------------------------------------

                            HSBC INVESTOR GROWTH AND INCOME FUND

  SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                     INVESTMENT ACTIVITIES                   DIVIDENDS
                                            ----------------------------------------   ----------------------
                                                          NET REALIZED
                                                              AND
                                                           UNREALIZED
                                NET ASSET      NET       GAINS (LOSSES)
                                  VALUE     INVESTMENT        FROM        TOTAL FROM      NET
                                BEGINNING     INCOME       INVESTMENT     INVESTMENT   INVESTMENT     TOTAL
                                OF PERIOD     (LOSS)      TRANSACTIONS    ACTIVITIES     INCOME     DIVIDENDS
-------------------------------------------------------------------------------------------------------------

CLASS I SHARES
Period ended October 31,
 2001(f)                         $10.00        0.02          (1.09)         (1.07)       (0.01)       (0.01)
Year ended October 31, 2002        8.92        0.06          (1.73)         (1.67)       (0.03)       (0.03)
Year ended October 31, 2003        7.22        0.07           1.19           1.26        (0.08)       (0.08)
Year ended October 31, 2004        8.40        0.07           0.36           0.43        (0.06)       (0.06)
Year ended October 31, 2005        8.77        0.10           1.00           1.10        (0.12)       (0.12)
-------------------------------------------------------------------------------------------------------------

                                                                            RATIOS/SUPPLEMENTARY DATA
                                                      ---------------------------------------------------------------------

                                                                                RATIO OF NET
                                 NET                                RATIO OF     INVESTMENT
                                ASSET                 NET ASSETS    EXPENSES       INCOME         RATIO OF
                                VALUE,                AT END OF    TO AVERAGE     (LOSS) TO      EXPENSES TO
                                END OF     TOTAL        PERIOD        NET        AVERAGE NET     AVERAGE NET     PORTFOLIO
                                PERIOD   RETURN(A)     (000'S)     ASSETS(B)      ASSETS(B)     ASSETS(B)(C)    TURNOVER(D)
-----------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31,
 2001(f)                        $8.92      (9.71)%     $219,221      0.82%          0.38%           0.82%          43.13%
Year ended October 31, 2002      7.22     (18.76)%      168,812      0.76%          0.66%           0.76%          59.85%
Year ended October 31, 2003      8.40       17.63%      203,458      0.79%          0.96%           0.79%          64.52%
Year ended October 31, 2004      8.77        5.18%      196,219      0.77%          0.77%           0.77%          73.68%
Year ended October 31, 2005      9.75       12.61%(f)    46,888      0.80%(f)       1.20%(f)        0.86%         106.49%
-----------------------------------------------------------------------------------------------------------------------------







(a) Not annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.



(b) Annualized for periods less than one year.



(c) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been indicated.



(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without the distinguishing between the classes of shares issued.



(e) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio and total return was 0.03% for Class I Shares.



(f) Class I Shares commenced operations on April 2, 2001.

Financial Highlights         [LOGO]
-------------------------------------------------------------------------------

                              HSBC INVESTOR INTERNATIONAL EQUITY FUND


       SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS
INDICATED(A).


                                                     INVESTMENT ACTIVITIES                           DIVIDENDS
                                            ----------------------------------------   -------------------------------------
                                                          NET REALIZED
                                                              AND
                                                           UNREALIZED
                                                         GAINS (LOSSES)                             NET REALIZED
                                                              FROM                                   GAINS FROM
                                NET ASSET                  INVESTMENT                                INVESTMENT
                                 VALUE,        NET        AND FOREIGN     TOTAL FROM      NET       AND FOREIGN
                                BEGINNING   INVESTMENT      CURRENCY      INVESTMENT   INVESTMENT     CURRENCY       TOTAL
                                OF PERIOD     INCOME      TRANSACTIONS    ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
----------------------------------------------------------------------------------------------------------------------------

ADVISOR SHARES
Year ended October 31, 2001      $18.13        0.09          (4.38)         (4.29)          --         (1.28)        (1.28)
Year ended October 31, 2002       12.56        0.09          (1.73)         (1.64)       (0.19)           --         (0.19)
Year ended October 31, 2003       10.73        0.20           2.02           2.22        (0.19)           --         (0.19)
Year ended October 31, 2004       12.76        0.18           2.32           2.50        (0.39)           --         (0.39)
Year ended October 31, 2005       14.87        0.31           2.59           2.90        (0.23)           --         (0.23)
----------------------------------------------------------------------------------------------------------------------------

                                                                           RATIOS/SUPPLEMENTARY DATA
                                                        ----------------------------------------------------------------

                                                                                  RATIO OF
                                                                                    NET
                                 NET                       NET       RATIO OF    INVESTMENT
                                ASSET                   ASSETS AT    EXPENSES    INCOME TO      RATIO OF
                                VALUE,                   END OF     TO AVERAGE    AVERAGE     EXPENSES TO
                                END OF     TOTAL         PERIOD        NET          NET       AVERAGE NET     PORTFOLIO
                                PERIOD   RETURN(B)       (000'S)    ASSETS(C)    ASSETS(C)    ASSETS(C)(D)   TURNOVER(E)
------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 2001     $12.56    (25.42)%      $184,494      0.99%        0.51%         0.99%          26.90%
Year ended October 31, 2002      10.73    (13.32)%       194,704      0.99%        0.70%         0.99%          31.63%
Year ended October 31, 2003      12.76     21.03 %       123,658      1.07%        1.16%         1.07%          68.51%
Year ended October 31, 2004      14.87     20.06 %       148,317      1.05%        1.39%         1.05%         106.11%
Year ended October 31, 2005      17.54    19.69%         193,144      0.92%        2.01%         0.92%          31.32%
------------------------------------------------------------------------------------------------------------------------



 (a) The per share amounts and percentages reflect income and expense assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor International Equity Portfolio.



 (b) Not annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.



 (c) Annualized for periods less than one year.



 (d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.



 (e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its inevitable assets.

Financial Highlights         [LOGO]
-------------------------------------------------------------------------------

                              HSBC INVESTOR MID-CAP FUND

       SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                     INVESTMENT ACTIVITIES                    DIVIDENDS
                                            ----------------------------------------   ------------------------
                                                          NET REALIZED
                                                              AND
                                                           UNREALIZED                      NET
                                                         GAINS (LOSSES)                  REALIZED                  NET
                                NET ASSET                     FROM                      GAINS FROM                ASSET
                                 VALUE,        NET         INVESTMENT     TOTAL FROM    INVESTMENT                VALUE,
                                BEGINNING   INVESTMENT     AND OPTION     INVESTMENT    AND OPTION      TOTAL     END OF
                                OF PERIOD      LOSS       TRANSACTIONS    ACTIVITIES   TRANSACTIONS   DIVIDENDS   PERIOD
------------------------------------------------------------------------------------------------------------------------

TRUST SHARES
Year ended October 31, 2001      $10.08       (0.01)         (2.02)         (2.03)        (0.14)        (0.14)    $7.91
Year ended October 31, 2002        7.91       (0.02)         (1.56)         (1.58)           --            --      6.33
Year ended October 31, 2003        6.33       (0.01)          1.69           1.68            --            --      8.01
Year ended October 31, 2004        8.01       (0.02)*         0.53           0.51            --            --      8.52
Year ended October 31, 2005        8.52       (0.02)*         1.48           1.46            --            --      9.98
------------------------------------------------------------------------------------------------------------------------

                                                                      RATIOS/SUPPLEMENTARY DATA
                                               -----------------------------------------------------------------------

                                                  NET                      RATIO OF NET
                                               ASSETS AT     RATIO OF       INVESTMENT        RATIO OF
                                                END OF      EXPENSES TO      LOSS TO        EXPENSES TO
                                  TOTAL         PERIOD      AVERAGE NET    AVERAGE NET      AVERAGE NET     PORTFOLIO
                                RETURN(A)       (000'S)      ASSETS(B)      ASSETS(B)       ASSETS(B)(C)   TURNOVER(D)
----------------------------------------------------------------------------------------------------------------------
TRUST SHARES
Year ended October 31, 2001      (20.34)%      $129,390        0.87%          (0.13)%          0.87%         112.67%
Year ended October 31, 2002      (19.97)%        98,059        0.82%          (0.18)%          0.82%         140.23%
Year ended October 31, 2003       26.54%        160,621        0.85%          (0.17)%          0.85%         100.86%
Year ended October 31, 2004        6.37%        117,354        0.84%          (0.28)%          0.84%         106.72%
Year ended October 31, 2005       17.14%(e)      19,618        0.89%(e)       (0.19)%(e)       1.02%         169.62%
----------------------------------------------------------------------------------------------------------------------



 *  Calculated based on average shares outstanding.



 (a) Not annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.



 (b) Annualized for periods less than one year.



 (c) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been indicated.



 (d) Portfolio turnover is calculated on the basis of the Fund as a whole, without the distinguishing between the classes of shares issued.



 (e) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio and net income ratio was 0.09% for Trust Shares.

Financial Highlights         [LOGO]
-------------------------------------------------------------------------------
                              HSBC INVESTOR SMALL CAP EQUITY FUND

    SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED(a).


                                                                                                 INVESTMENT ACTIVITIES
                                                                                        ----------------------------------------
                                                                                                      NET REALIZED
                                                                                                          AND
                                                                                                       UNREALIZED
                                                                            NET ASSET                GAINS (LOSSES)
                                                                             VALUE,        NET            FROM        TOTAL FROM
                                                                            BEGINNING   INVESTMENT     INVESTMENT     INVESTMENT
                                                                            OF PERIOD      LOSS       TRANSACTIONS    ACTIVITIES
         -----------------------------------------------------------------------------------------------------------------------
         ADVISOR SHARES
         Year ended October 31, 2001                                         $17.81       (0.10)         (3.65)         (3.75)
         Year ended October 31, 2002                                          11.32       (0.09)         (1.96)         (2.05)
         Year ended October 31, 2003                                           9.27       (0.06)          3.15           3.09
         Year ended October 31, 2004                                          12.36       (0.08)          0.79           0.71
         Year ended October 31, 2005                                          13.07       (0.10)          1.97           1.87
         -----------------------------------------------------------------------------------------------------------------------

                                                                                   DIVIDENDS
                                                                            ------------------------
                                                                                                        NET
                                                                            NET REALIZED               ASSET
                                                                             GAINS FROM                VALUE,
                                                                             INVESTMENT      TOTAL     END OF
                                                                            TRANSACTIONS   DIVIDENDS   PERIOD
         ------------------------------------------------------------------------------------------------------
         ADVISOR SHARES
         Year ended October 31, 2001                                           (2.74)        (2.74)    $11.32
         Year ended October 31, 2002                                              --            --       9.27
         Year ended October 31, 2003                                              --            --      12.36
         Year ended October 31, 2004                                              --            --      13.07
         Year ended October 31, 2005                                              --            --      14.94
         ------------------------------------------------------------------------------------------------------

                                                             RATIOS/SUPPLEMENTARY DATA
                                               --------------------------------------------------------------------------
                                                  NET                        RATIO OF NET
                                                ASSETS AT     RATIO OF        INVESTMENT        RATIO OF
                                                 END OF      EXPENSES TO        LOSS TO        EXPENSES TO
                                   TOTAL         PERIOD      AVERAGE NET      AVERAGE NET      AVERAGE NET     PORTFOLIO
                                  RETURN(b)      (000'S)      ASSETS(c)        ASSETS(c)       ASSETS(c)(d)   TURNOVER(e)
  -----------------------------------------------------------------------------------------------------------------------
  ADVISOR SHARES
  Year ended October 31, 2001     (22.98)%      $180,265        1.07%           (0.74)%          1.07%          52.47%
  Year ended October 31, 2002     (18.11)%       190,686        1.07%           (0.87)%          1.07%         103.90%
  Year ended October 31, 2003      33.33%        326,072        1.01%           (0.72)%          1.01%         152.05%
  Year ended October 31, 2004       5.74%        279,669        0.98%           (0.62)%          0.98%          81.75%
  Year ended October 31, 2005      14.31%(f)     177,519        0.94%(f)        (0.54)%(f)       0.94%(f)       63.95%
  ---------------------------------------------------------------------------------------------------------------------



      (a) The per share amounts and percentages reflect income and expense assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Small Cap Equity Portfolio.



      (b) Not annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.



      (c) Annualized for periods less than one year.



      (d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.



      (e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.



      (f) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return was 0.04% for the Advisor Shares.

Financial Highlights         [LOGO]
-------------------------------------------------------------------------------

                              HSBC INVESTOR VALUE FUND


 SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED(a).


                                                    INVESTMENT ACTIVITIES                           DIVIDENDS
                                           ----------------------------------------   -------------------------------------
                                                         NET REALIZED
                                                             AND
                                                          UNREALIZED                             NET REALIZED                NET
                               NET ASSET                  GAINS FROM                              GAINS FROM                ASSET
                                VALUE,        NET         INVESTMENT    TOTAL FROM      NET       INVESTMENT                VALUE,
                               BEGINNING   INVESTMENT    AND FUTURES    INVESTMENT   INVESTMENT  AND FUTURES      TOTAL     END OF
                               OF PERIOD     INCOME      TRANSACTIONS   ACTIVITIES     INCOME    TRANSACTIONS   DIVIDENDS   PERIOD
----------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31,
 2004 (f)                       $12.67        0.07           0.70          0.77        (0.06)          --         (0.06)    $13.38
Year ended October 31, 2005      13.38        0.13           1.86          1.99        (0.11)       (0.13)        (0.24)     15.13
----------------------------------------------------------------------------------------------------------------------------------

                                                                        RATIOS/SUPPLEMENTARY DATA
                                                           ----------------------------------------------------
                                                                         RATIO OF
                                                                           NET
                                                  NET       RATIO OF    INVESTMENT
                                               ASSETS AT    EXPENSES     LOSS TO       RATIO OF
                                                END OF     TO AVERAGE    AVERAGE     EXPENSES TO
                                  TOTAL         PERIOD        NET          NET       AVERAGE NET     PORTFOLIO
                                RETURN(b)       (000'S)    ASSETS(c)    ASSETS(c)    ASSETS(c)(d)   TURNOVER(e)
----------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31,
 2004 (f)                           6.05%       $25,600      0.95%        1.05%         1.00%          10.33%
Year ended October 31, 2005        14.96%(g)     15,044      0.90%(g)     0.91%(g)      1.02%(g)       16.45%
----------------------------------------------------------------------------------------------------------------



(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Value Portfolio.



(b) Not annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.



(c) Annualized for periods less than one year.



(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.



(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets.



(f) Class I Shares commenced operations on May 7, 2004.



(g) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return was 0.05% for Class I Shares.

Taxable Equivalent Yield Tables [LOGO]
--------------------------------------------------------------------------------

                        TAXABLE EQUIVALENT YIELD TABLES

The tables below show the approximate taxable yields which are equivalent to tax-exempt yields, for the ranges indicated, under (i) federal and New York State personal income tax laws, and (ii) federal, New York State and New York City personal income tax laws, in each case based upon the applicable 2006 rates. Such yields may differ under the laws applicable to subsequent years if the effect of any such law is to change any tax bracket or the amount of taxable income which is applicable to a tax bracket. Separate calculations, showing the applicable taxable income brackets, are provided for investors who file single returns and for those investors who file joint returns. For cases in which two or more state (or city) brackets fall within a federal bracket, the highest state (or city) bracket is combined with the federal bracket. The combined income tax brackets shown reflect the fact that state and city income taxes are currently deductible as an itemized deduction for federal tax purposes (however, a taxpayer's itemized deductions may be subject to an overall limitation, the effect of which has not been taken into account in preparing these tables).

                        FEDERAL AND NEW YORK STATE TABLE
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
          TAXABLE INCOME*                                      TAX-EXEMPT YIELD
------------------------------------   INCOME     ---------------------------------------------
     SINGLE              JOINT          TAX       1.00%   1.50%   2.00%   2.50%   3.00%   3.50%
     RETURN             RETURN        BRACKET**            EQUIVALENT TAXABLE YIELD
-----------------  -----------------  ---------   ---------------------------------------------
$   0-$ 7,550      $   0-$ 15,100      13.60%     1.16%   1.74%   2.31%   2.89%   3.47%   4.05%
$ 7,551-$ 30,650   $ 15,101-$ 61,300   20.82%     1.26%   1.89%   2.53%   3.16%   3.79%   4.42%
$ 30,651-$ 74,200  $ 61,301-$123,700   31.68%     1.46%   2.20%   2.93%   3.66%   4.39%   5.12%
$ 74,201-$154,800  $123,701-$188,450   32.93%     1.49%   2.24%   2.98%   3.73%   4.47%   5.22%
$154,801-$336,550  $188,451-$336,550   37.59%     1.60%   2.40%   3.20%   4.01%   4.81%   5.61%
$336,551 & over    $336,551 & over     39.45%     1.65%   2.48%   3.30%   4.13%   4.95%   5.78%


---------------------------------------------------------------
 TAXABLE INCOME*                  TAX-EXEMPT YIELD
---------------------------------------------------------------
       SINGLE              4.00%   4.50%   5.00%   5.50%   6.00%
       RETURN                    EQUIVALENT TAXABLE YIELD
 -----------------------  -------------------------------------
$   0-$ 7,550              4.63%   5.21%   5.79%   6.37%   6.94%
$ 7,551-$ 30,650           5.05%   5.68%   6.31%   6.95%   7.58%
$ 30,651-$ 74,200          5.85%   6.59%   7.32%   8.05%   8.78%
$ 74,201-$154,800          5.96%   6.71%   7.46%   8.20%   8.95%
$154,801-$336,550          6.41%   7.21%   8.01%   8.81%   9.61%
$336,551 & over            6.61%   7.43%   8.26%   9.08%   9.91%

------------

 * Net amount subject to federal and New York State personal income tax after deductions and exemptions.

** Effective combined federal and state tax bracket.

This table does not take into account: (i) any taxes other than the regular federal income tax and the regular New York State personal income tax; (ii) the New York State tax table benefit recapture tax; or (iii) the 7.7% New York State tax rate applicable to income over $500,000 per year. Also, it is assumed that:
(i) there are no federal or New York State minimum taxes applicable or (ii) a shareholder has no net capital gain. Also, this table does not reflect the fact that, due to factors including the federal phase-out of personal exemptions and reduction of certain itemized deductions for taxpayers whose adjusted gross income exceed specified thresholds, a shareholder's effective marginal tax rate may differ from his or her tax bracket rate.

                FEDERAL, NEW YORK STATE AND NEW YORK CITY TABLE

-----------------------------------------------------------------------------------------------
          TAXABLE INCOME*                                      TAX-EXEMPT YIELD
------------------------------------   INCOME     ---------------------------------------------
     SINGLE              JOINT          TAX       1.00%   1.50%   2.00%   2.50%   3.00%   3.50%
     RETURN             RETURN        BRACKET**            EQUIVALENT TAXABLE YIELD
-----------------  -----------------  ---------   ---------------------------------------------
$   0-$ 7,550      $   0-$ 15,100      14.76%     1.17%   1.76%   2.35%   2.93%   3.52%   4.11%
$ 7,551-$ 30,650   $ 15,101-$ 61,300   22.17%     1.28%   1.93%   2.57%   3.21%   3.85%   4.50%
$ 30,651-$ 74,200  $ 61,301-$123,700   31.35%     1.46%   2.18%   2.91%   3.64%   4.37%   5.10%
$ 74,201-$154,800  $123,701-$188,450   34.09%     1.52%   2.28%   3.03%   3.79%   4.55%   5.31%
$154,801-$336,550  $188,451-$336,550   38.67%     1.63%   2.45%   3.26%   4.08%   4.89%   5.71%
$336,551 & over    $336,551 & over     40.50%     1.68%   2.52%   3.36%   4.20%   5.04%   5.88%

---------------------------------------------------------------
 TAXABLE INCOME*                  TAX-EXEMPT YIELD
---------------------------------------------------------------
       SINGLE              4.00%   4.50%   5.00%   5.50%   6.00%
       RETURN                    EQUIVALENT TAXABLE YIELD
 -----------------------  -------------------------------------
$   0-$ 7,550              4.69%   5.28%   5.87%   6.45%    7.04%
$ 7,551-$ 30,650           5.14%   5.78%   6.42%   7.07%    7.71%
$ 30,651-$ 74,200          5.83%   6.55%   7.28%   8.01%    8.74%
$ 74,201-$154,800          6.07%   6.83%   7.59%   8.34%    9.10%
$154,801-$336,550          6.52%   7.34%   8.15%   8.97%    9.78%
$336,551 & over            6.72%   7.56%   8.40%   9.24%   10.08%

------------

 * Net amount subject to federal, New York State and New York City personal income tax after deductions and exemptions.

** Effective combined federal, state and city tax bracket.

This table does not take into account: (i) any taxes other than the regular federal income tax, the regular New York State personal income tax, and the regular New York City personal income tax or (ii) the New York State tax table benefit recapture tax. Also, it is assumed that: (i) there are no federal, state or city minimum taxes applicable; (ii) a shareholder has no net capital gain; and (iii) a shareholder's taxable income for federal income tax purposes is the same as his or her taxable income for state and city tax purposes. Also, this table does not reflect the fact that, due to factors including the federal phase-out of personal exemptions and reduction of certain itemized deductions for taxpayers whose adjusted gross income exceed specified thresholds, a shareholder's effective marginal tax rate may differ from his or her tax bracket rate.

While it is expected that most of the dividends paid to the shareholders of the New York Tax-Free Bond Fund will be exempt from federal, New York State and New York City personal income taxes, portions of such dividends from time to time may be subject to such taxes.
                                                                             111

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS:

Each Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENTS OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and legally considered a part of this prospectus.


YOU CAN GET FREE COPIES OF THE FUNDS' ANNUAL AND SEMI-ANNUAL REPORTS AND THE SAI, AND PROSPECTUSES OF OTHER FUNDS IN THE HSBC INVESTOR FAMILY OF FUNDS FROM THE FUNDS' WEBSITE AT WWW.INVESTORFUNDS.US.HSBC.COM. YOU CAN ALSO OBTAIN THESE ITEMS, OR REQUEST OTHER INFORMATION, AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS, BY CONTACTING A BROKER OR BANK THROUGH WHICH SHARES OF THE FUNDS MAY BE PURCHASED OR SOLD, OR CONTACT THE FUNDS AT:


                    HSBC INVESTOR FUNDS
                    P.O. BOX 182845
                    COLUMBUS, OHIO 43218-2845
                    TELEPHONE: 1-800-782-8183


You can review and copy the Funds' annual and semi-annual reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington D.C. You can get text-only copies:


  For a duplicating fee, by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090.

  Free from the Commission's Website at http://www.sec.gov.


Investment Company Act file nos. 811-4782, 811-7583.
HSB-PU-ADV 0206

                       STATEMENT OF ADDITIONAL INFORMATION

HSBC INVESTOR FUNDS
HSBC INVESTOR CORE FIXED INCOME FUND
HSBC INVESTOR CORE PLUS FIXED INCOME FUND
HSBC INVESTOR HIGH YIELD FIXED INCOME FUND
HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME FUND
HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
HSBC INVESTOR SHORT DURATION FIXED INCOME FUND
HSBC INVESTOR GROWTH FUND
HSBC INVESTOR GROWTH AND INCOME FUND
HSBC INVESTOR SHORT DURATION FIXED INCOME FUND
HSBC INVESTOR MID-CAP FUND
HSBC INVESTOR OPPORTUNITY FUND
HSBC INVESTOR OVERSEAS EQUITY FUND
HSBC INVESTOR VALUE FUND
HSBC INVESTOR LIFELINE FUNDS
HSBC INVESTOR AGGRESSIVE GROWTH STRATEGY FUND
HSBC INVESTOR CONSERVATIVE GROWTH STRATEGY
HSBC INVESTOR CONSERVATIVE INCOME STRATEGY FUND
HSBC INVESTOR FUND GROWTH STRATEGY FUND
HSBC INVESTOR MODERATE GROWTH STRATEGY FUND
HSBC ADVISOR FUNDS TRUST
HSBC INVESTOR CORE PLUS FIXED INCOME FUND
HSBC INVESTOR INTERNATIONAL EQUITY FUND
HSBC INVESTOR SMALL CAP EQUITY FUND


                                 P.O. Box 182845
                            Columbus, Ohio 43218-2845


General and Account Information -          (800) 782-8183 (Toll Free)
--------------------------------------------------------------------------------
HSBC Investments (USA) Inc. Investment     BISYS Fund Services Ohio, Inc.
Adviser and Administrator of the Funds     Sub-Administrator of the Funds
("HSBC" or "Adviser" and                   ("BISYS" or "Sub-Administrator")
"Administrator")                           BISYS Fund Services Limited
                                           Partnership ("Distributor" or "BISYS
                                           LP")

AllianceBernstein Investment Research      Transamerica Investment Management,
and Management, Sub-Adviser to HSBC        LLC, Sub-Adviser to the HSBC
Investor International Equity Fund and     Investor Growth and Income Fund
HSBC Investor Overseas Equity Fund         ("Transamerica")
("AllianceBernstein")

Munder Capital Management, Sub-Adviser     Waddell & Reed Investment Management
to the HSBC Investor Mid-Cap Fund          Company, Sub-Adviser to HSBC
("Munder")                                 Investor Growth Fund ("Waddell &
                                           Reed")

NWQ Investment Management Co., LLC,        Westfield Capital Management
Sub-Adviser to HSBC Investor Value Fund    Company, LLC, Sub-Adviser to HSBC
("NWQ")                                    Investor Small Cap Equity Fund and
                                           Opportunity Fund ("Westfield")


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY ONE OR MORE OF THE PROSPECTUSES FOR THE FUNDS DATED FEBRUARY 28, 2006 (the "Prospectuses"). This Statement of Additional Information ("SAI") contains additional and more detailed information than that set forth in the Prospectuses and should be read in conjunction with the Prospectuses. The Prospectuses and SAI may be obtained without charge by writing or calling the Trusts at the address and telephone number printed above.

References in this SAI to the "Prospectus" are to the Prospectuses dated February 28, 2006 of the HSBC Investor Funds and HSBC Advisor Funds Trust, by which shares of the Funds are being offered. Unless the context otherwise requires, terms defined in the Prospectuses have the same meaning in this SAI as in the Prospectuses.


Each Fund's current audited financial statements (and the audited financial statements of the corresponding Portfolios) dated October 31, 2005 are hereby incorporated herein by reference from the Annual Report of the Funds dated October 31, 2005, as filed with the Securities and Exchange Commission.


February 28, 2006

TABLE OF CONTENTS


                                                                                                         Page No.
                                                                                                         --------
GENERAL INFORMATION ..................................................................................     7
     HSBC Investor Funds .............................................................................     7
     HSBC Investor LifeLine Funds ....................................................................     8
     HSBC Advisor Funds Trust ........................................................................     8

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS ......................................................     9

     Fixed Income Feeder Funds .......................................................................    10
     HSBC High Yield Fixed Income Fund (High Yield Fixed Income Portfolio) ...........................    11
     HSBC Investor New York Tax-Free Bond Fund .......................................................    11
     HSBC Investor Growth Fund (Growth Portfolio) ....................................................    14
     HSBC Investor Growth and Income Fund ............................................................    15
     HSBC Investor Mid-Cap Fund ......................................................................    15
     HSBC  Investor  Opportunity  Fund and HSBC  Investor  Small Cap  Equity  Fund  (Small  Cap Equity
       Portfolio) ....................................................................................    16
     HSBC Investor  Overseas Equity Fund and HSBC Investor  International  Equity Fund  (International
       Equity Portfolio) .............................................................................    17
     HSBC Investor Value Fund (Value Portfolio) ......................................................    18

INVESTMENT TECHNIQUES ................................................................................    19

     American Depositary Receipts (Equity Funds) .....................................................    19
     Asset-backed Securities (Fixed Income Feeder Funds, Growth and Income Fund and Mid-Cap Fund) ....    20
     Banking Industry and Savings and Loan Industry Obligations (Fixed Income Feeder Funds) ..........    20
     Brady Bonds (Fixed Income Feeder Funds) .........................................................    20
     Cash Sweep Program (Equity Funds and Fixed Income Funds) ........................................    21
     Convertible Securities (Equity Funds and Fixed Income Funds) ....................................    21
     Derivatives (Fixed Income Funds and Equity Funds) ...............................................    21
     Emerging Markets  (International  Funds, Fixed Income Feeder Funds Except Core Fixed Income Fund,
       Growth and Income Fund, Opportunity Fund, and Small Cap Equity Fund) ..........................    22
     Equity Securities (All Equity Funds) ............................................................    24
     Eurodollar And Yankee Bank Obligations (Fixed Income Feeder Funds) ..............................    25
     Fixed Income Securities (All Funds) .............................................................    25
     Floating and Variable Rate Obligations (Fixed Income Funds, Growth and Income Fund,
       Mid-Cap Fund) .................................................................................    25
     Foreign  Currency  Exchange - Related  Securities  (Fixed  Income  Feeder Funds Except Core Fixed
       Income Fund, Equity Funds) ....................................................................    26
     Foreign Securities (All Funds, except Core Fixed Income Fund and NY Tax-Free Bond Fund) .........    28
     Forward Foreign Currency  Contracts and Options on Foreign  Currencies (Fixed Income Feeder Funds
       except Core Fixed Income Fund and NY Tax-Free Bond Fund,  Equity Funds except Growth and Income
       Fund and Mid-Cap Fund) ........................................................................    28
     Futures Contracts (Fixed Income Funds and Equity Funds) .........................................    29
     High Yield/High Risk Securities  (Fixed Income Feeder Fund except Core Fixed Income Fund,  Equity
       Funds except Mid-Cap Fund and Growth and Income Fund) .........................................    32
     Illiquid Investments, Rule 144A Securities, and Section 4(2) Securities (All Funds) .............    33
     Inverse Floating Rate Obligations (Fixed Income Feeder Funds) ...................................    33
     Investment Company Securities (All Funds) .......................................................    34
     Lending of Portfolio Securities (All Funds) .....................................................    34
     Money Market Securities (All Funds) .............................................................    35
     Mortgage Dollar Roll Transactions (Fixed Income Feeder Funds) ...................................    35
     Mortgage-Related  Securities  (Fixed Income Feeder Funds,  Growth and Income Fund,  Mid-Cap Fund,
       Opportunity Fund and Small Cap Equity Fund) ...................................................    35
     Options and Futures (Fixed Income Funds and Equity Funds) .......................................    40
     Other Depository  Receipts (CDRs, EDRs, GDRs) (Growth and Income Fund, Mid-Cap Fund, and Overseas
       Equity Fund and International Equity Fund) ....................................................    44

     Participation Interests (NY Tax-Free Bond Fund) .................................................    45
     Repurchase Agreements (All Funds) ...............................................................    45
     Short-Term Trading (Growth and Income Fund, Mid-Cap Fund,  Overseas Equity Fund and International
       Equity Fund) ..................................................................................    46
     Sovereign  and  Supranational  Debt  Obligations  (Fixed  Income  Feeder  Funds, Mid-Cap  Fund,
       Opportunity Fund, International Equity Fund and Small Cap Equity Fund .........................    46
     Special Factors Affecting New York (NY Tax-Free Bond Fund) ......................................    46
     Swaps, Caps, Floors and Collars (Fixed Income Feeder Funds) .....................................    47
     U.S. Government Securities (All Funds) ..........................................................    48
     Warrants (International Funds, Growth Fund, Value Fund) .........................................    48
     When-Issued and  Delayed-Delivery  Securities (Fixed Income Feeder Funds,  Growth and Income Fund
       and Midcap Fund) ..............................................................................    48
     Writing Covered Calls (Growth and Income Fund, Mid Cap Fund) ....................................    50
     Zero Coupon Obligations (Fixed Income Funds, Growth and Income Fund, Mid-Cap Fund) ..............    50

PORTFOLIO TURNOVER ...................................................................................    50

PORTFOLIO MANAGEMENT .................................................................................    51

     Fixed Income Feeder Funds .......................................................................    51
     New York Tax-Free Bond Fund .....................................................................    51

PORTFOLIO TRANSACTIONS ...............................................................................    52

PORTFOLIO HOLDINGS ...................................................................................    56

INVESTMENT RESTRICTIONS ..............................................................................    57

     All Income Fund and Equity Funds ................................................................    57
     Core Fixed  Income Fund (Core Fixed Income  Portfolio),  High Yield Fixed Income Fund (High Yield
       Fixed Income Portfolio) and Short Duration Fund (Short Duration Portfolio .....................    57
     Core Plus Fixed Income Fund (Core Plus Fixed  Income  Portfolio),  Advisor  Trust Core Plus Fixed
       Income Fund (Core Plus Fixed Income Portfolio) ................................................    58
     Intermediate Duration Fixed Income Fund .........................................................    59
     New York Tax-Free Bond Fund .....................................................................    61
     Growth Fund (Growth Portfolio) and Value Fund (Value Portfolio) .................................    62
     Growth and Income Fund ..........................................................................    63
     Mid-Cap Fund ....................................................................................    65
     Opportunity Fund and Small Cap Equity Fund (Small Cap Equity Portfolio) .........................    67
     Overseas Equity Fund and International Equity Fund (International Equity Portfolio) .............    68
     LifeLine Funds ..................................................................................    69
     Percentage and Rating Restrictions ..............................................................    70

PERFORMANCE INFORMATION ..............................................................................    70

     Trustees and Officers ...........................................................................    72
     Board of Trustees ...............................................................................    74
     Trustee and Officer Compensation ................................................................    77
     Proxy Voting ....................................................................................    79

INVESTMENT ADVISORY AND OTHER SERVICES ...............................................................    79

     Investment Adviser ..............................................................................    79
     Sub-Advisers ....................................................................................    82
     Portfolio Managers ..............................................................................    83
     Distribution Plans - Class A, Class B, and Class C Shares Only ..................................    95
     The Distributor .................................................................................    96
     Administrative Services Plan ....................................................................    97
     Administrator and Sub-Administrator .............................................................    97

     Transfer Agent ..................................................................................    99
     Custodian .......................................................................................    99
     Fund Accounting Agent ...........................................................................    99
     Shareholder Servicing Agents ....................................................................   100
     Federal Banking Law .............................................................................   100
     Expenses ........................................................................................   100

DETERMINATION OF NET ASSET VALUE .....................................................................   101

PURCHASE OF SHARES ...................................................................................   103

     Class R Shares ..................................................................................   104
     Exchange Privilege ..............................................................................   104
     Automatic Investment Plan .......................................................................   106
     Through A Shareholder Servicing Agent Or A Securities Broker ....................................   106

SALES CHARGES ........................................................................................   106

     Class A Shares ..................................................................................   106
     Sales Charge Waivers ............................................................................   107
     Concurrent Purchases ............................................................................   107
     Letter of Intent ................................................................................   108
     Right of Accumulation ...........................................................................   108
     Contingent Deferred Sales Charge ("CDSC") - Class B Shares ......................................   108
     Conversion Feature - Class B Shares .............................................................   109
     Level Load Alternative -- Class C Shares ........................................................   109

REDEMPTION OF SHARES .................................................................................   110

     Redemption Fee ..................................................................................   110
     Systematic Withdrawal Plan ......................................................................   110
     Redemption of Shares Purchased Directly Through the Distributor .................................   111

RETIREMENT PLANS .....................................................................................   111

     Individual Retirement Accounts ..................................................................   111
     Defined Contribution Plans ......................................................................   111
     Section 457 Plan, 401(k) Plan, 403(b) Plan ......................................................   112

DIVIDENDS AND DISTRIBUTIONS ..........................................................................   112

DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES ................................................   112

     Investor Trust and Advisor Trust ................................................................   112
     Portfolio Trust .................................................................................   114
     Ownership of the Funds ..........................................................................   114

TAXATION .............................................................................................   130

     Tax Status of the Funds .........................................................................   131
     The Portfolios ..................................................................................   131
     Distributions in General ........................................................................   132
     Tax-Exempt Income (New York Tax-Free Bond Fund) .................................................   132
     Dispositions ....................................................................................   133
     Backup Withholding ..............................................................................   133
     Other Taxation ..................................................................................   133
     Fund Investments ................................................................................   134
     Special Tax Considerations ......................................................................   135

OTHER INFORMATION ....................................................................................   135

     Capitalization ..................................................................................   135
     Independent Registered Public Accounting Firm ...................................................   136
     Counsel .........................................................................................   136
     Code of Ethics ..................................................................................   136
     Registration Statement ..........................................................................   136

FINANCIAL STATEMENTS .................................................................................   136

     Shareholder Inquiries ...........................................................................   136

APPENDIX A: DESCRIPTION OF SECURITIES RATINGS ........................................................   137

APPENDIX B: DESCRIPTION OF MUNICIPAL OBLIGATIONS .....................................................   141

APPENDIX C: ADDITIONAL INFORMATION CONCERNING NEW YORK MUNICIPAL OBLIGATIONS .........................   143

APPENDIX D: HSBC INVESTOR FUNDS,  HSBC ADVISOR FUNDS TRUST, and HSBC INVESTOR  PORTFOLIOS PROXY VOTING
  POLICY .............................................................................................   145

APPENDIX E: HSBC ASSET INVESTMENTS (USA) INC., PROXY POLICY ..........................................   146

APPENDIX F: WESTFIELD CAPITAL, PROXY VOTING POLICY ...................................................   148

APPENDIX G: ALLIANCEBERNSTEIN, PROXY VOTING POLICY ...................................................   161

APPENDIX H: NWQ, PROXY VOTING POLICY .................................................................   190

APPENDIX I: WADDELL & REED, PROXY VOTING POLICY SUMMARY ..............................................   245

APPENDIX J: TRANSAMERICA, PROXY VOTING POLICY ........................................................   248

APPENDIX K: MUNDER, PROXY VOTING POLICY SUMMARY ......................................................   255

                               GENERAL INFORMATION

HSBC INVESTOR FUNDS


     Each of HSBC Investor Core Fixed Income Fund ("Core Fixed Income Fund"), HSBC Investor Core Plus Fixed Income Fund ("Core Plus Fund"), HSBC Investor High Yield Fixed Income Fund ("High Income Fund"), HSBC Investor Intermediate Duration Fixed Income Fund ("Intermediate Duration Fund"), and HSBC Investor New York Tax-Free Bond Fund ("New York Tax-Free Fund") and HSBC Investor Short Duration Fixed Income Fund ("Short Duration Fund"), and the HSBC Investor Growth Fund ("Growth Fund"), HSBC Investor Growth and Income Fund ("Growth and Income Fund"), HSBC Investor Mid-Cap Fund ("Mid-Cap Fund"), HSBC Investor Opportunity Fund ("Opportunity Fund"), HSBC Investor Overseas Equity Fund ("Overseas Equity Fund") and HSBC Investor Value Fund ("Value Fund"), (each a "Fund" and together the "Investor Funds") is a series of HSBC Investor Funds (the "Investor Trust"), an open-end, management investment company that currently consists of multiple series, each of which has its own distinct investment objectives and policies. Each Fund is "diversified," within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), except the New York Tax-Free Fund, which is non-diversified.

     Each of the Core Fixed Income Fund, Core Plus Fund, High Yield Fixed Income Fund, Intermediate Duration Fund, Short Duration Fund, Growth Fund, Opportunity Fund, Overseas Equity Fund and Value Fund (each, a "Feeder Fund") seeks to its investment objective by investing all of its assets in a series ("underlying Portfolio") of the HSBC Investor Portfolios Trust (the "Portfolio Trust") which has the same investment objective as the Fund, as indicated below:



Feeder Fund                                   Master Portfolio  ("Underlying Portfolio")
-------------------------------------------   ------------------------------------------
Core Fixed Income Fund                        Core Fixed Income Portfolio

Core Plus Fixed Income Fund                   Core Plus Fixed Income Portfolio
Core Plus Fixed Income Fund (Advisor Trust)

High Yield Fixed Income Fund                  High Yield Fixed Income Portfolio

Intermediate Duration Fixed Income Fund       Intermediate Duration Fixed Income Portfolio

Short Duration Fixed Income Fund              Short Duration Fixed Income Portfolio

Growth Fund                                   Growth Portfolio

Opportunity Fund                              Small Cap Equity Portfolio
Small Cap Equity Fund (Advisor Trust)

Overseas Equity Fund                          International Equity Portfolio
International Equity Fund (Advisor Trust)

Value Fund                                    Value Portfolio



      With respect to the Investor Funds that invest in underlying Portfolios, the descriptions of the Funds in this SAI are inclusive of the Portfolios in which the Funds invest. The Portfolio Trust is an open-end management investment company.

      Each Investor Fund is described in this Statement of Additional Information ("SAI"). The Investor Trust also includes certain money market funds that are covered in a separate Statement of Additional Information. The Core Fixed Income Fund and Short Duration Fund had not commenced operations as of the date hereof.

      Shares of the Mid-Cap Fund are divided into four separate classes: Class A (the "Class A Shares"), Class B (the "Class B Shares"), Class C (the "Class C Shares") and Trust Class (the "Trust Shares"). Shares of each of the other Funds listed above of the HSBC Investor Funds are divided into four separate classes, Class A Shares, Class B Shares, Class C Shares and Class I ("Class I Shares"). Class I shares of the Core Plus Fund, Opportunity Fund and Overseas Equity Fund have not been issued as of the date hereof.

      See "Description Of Shares, Voting Rights, And Liabilities - Investor Trust And Advisor Trust," and "Other Information - Capitalization" for more information about the Investor Trust.

HSBC INVESTOR LIFELINE FUNDS


      Each of the HSBC Investor LifeLine Funds (each a "Fund", and together the "LifeLine Funds") is a series of the Investor Trust. The LifeLine Funds consist of the following asset allocation Funds: HSBC Investor Aggressive Growth Strategy Fund ("LifeLine Aggressive Growth Strategy Fund"), HSBC Investor Conservative Growth Strategy Fund ("LifeLine Conservative Growth Strategy Fund"), HSBC Investor Conservative Income Strategy Fund ("LifeLine Conservative Income Strategy Fund"), HSBC Investor Growth Strategy Fund ("LifeLine Growth Strategy Fund") and HSBC Investor Moderate Growth Strategy Fund ("LifeLine Moderate Growth Strategy Fund"). Each LifeLine Fund, based on a target asset allocation, invests in a combination of the HSBC Investor Money Market Fund (the "Money Market Fund") and the following Portfolios of the Portfolio Trust: HSBC Investor Core Plus Fixed Income Portfolio (the "Core Plus Portfolio"), HSBC Investor High Yield Fixed Income Portfolio (the "High Yield Portfolio"), HSBC Investor International Equity Portfolio (the "International Equity Portfolio"), HSBC Investor Intermediate Duration Fixed Income Portfolio (the "Intermediate Duration Portfolio"), HSBC Investor Small Cap Equity Portfolio (the "Small Cap Equity Portfolio"), HSBC Investor Growth Portfolio (the "Growth Portfolio"), and the HSBC Investor Value Portfolio (the "Value Portfolio") in order to pursue its respective investment objective. Each of the LifeLine Funds allocates its assets among the underlying Portfolios and the Money Market Fund within predetermined ranges in accordance with such Fund's objective, potential investment risk and reward to ensure broad diversification among asset classes and in response to changes in market conditions. However, as a general matter, there will not be large, sudden changes in a LifeLine Fund's asset allocation. See "Investment Techniques--Investment Company Securities." The descriptions of investment practices in this SAI for those Investor Funds that invest all of their assets in underlying Portfolios are also relevant to the LifeLine Funds, as each LifeLine Fund seeks to achieve its investment objective by investing all of its assets in a combination of Portfolios and the Money Market Fund. Shares of the LifeLine Funds are divided into four separate classes, Class A, Class B, Class C, and Class R (the "Class R Shares"). More detailed information about the Money Market Fund may be found in its current Prospectus and the separate Statement of Additional Information that includes the various HSBC Investor money market funds.


      Shares of the Investor Funds and the LifeLine Funds are continuously offered for sale by the Distributor at the applicable public offering price (i) directly to the public, (ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trusts (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor. See "Purchase of Shares" and "Sales Charges."

HSBC ADVISOR FUNDS TRUST


      Each of the HSBC Investor Core Plus Fixed Income Fund ("Advisor Core Plus Fund"), HSBC Investor International Equity Fund ("International Equity Fund") and HSBC Investor Small Cap Equity Fund ("Small Cap Equity Fund") (each a "Fund", and together the "Advisor Funds" and together with the Investor Funds and LifeLine Funds, the "Funds") is a separate series of the HSBC Advisor Funds Trust (the "Advisor Trust" and together with the Investor Trust, the "Trusts"), an open-end, diversified management investment company. The Advisor Trust seeks to achieve the investment objective of The Advisor Core Plus Fund, the International Equity Fund and the Small Cap Equity Fund by investing all of each Fund's assets in one underlying Portfolio: the Core Plus Portfolio, the International Equity Portfolio and the Small Cap Equity Portfolio, respectively, as set forth in the table on page 1. Therefore, each Advisor Fund is a "Feeder Fund," in addition to the Feeder Funds of the Investor Trust. Each underlying Portfolio has the same investment objective as its corresponding Advisor Fund. Each underlying Portfolio is a series of the Portfolio Trust. The shares of the Advisor Funds are offered in a single class, the "Advisor Shares Class", and are offered only to clients of HSBC and its affiliates for which HSBC or its affiliates exercises investment discretion. See "Purchase of Shares" and "Sales Charges."

      See "Description of Shares, Voting Rights, And Liabilities - Investor Trust and Advisor Trust," and "Other Information - Capitalization" for more information about the Advisor Trust.

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

      There can be no assurance that the investment objectives of a Fund will be achieved. Except where otherwise indicated, the investment objective of a Fund and related policies and activities are not fundamental and may be changed by the Board of Trustees of the Trust without the approval of Fund shareholders. If there is a change, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial position and needs.

      With respect to the Feeder Funds, it should be understood that all discussions of investment objectives, strategies and risks of a Fund refer also to the investment objectives, strategies and risks of the underlying Portfolio. With respect to the LifeLine Funds, the discussions of investment objectives, strategies, and risks that are applicable to an underlying Portfolio of a LifeLine Fund are relevant to understanding the investment objectives, strategies, and risks of the relevant LifeLine Fund since it invests in those underlying Portfolios and the Money Market Fund.

--------------------------------------------------------------------------------
      LIFELINE FUNDS PORTFOLIO WEIGHTINGS

      The Adviser invests each LifeLine Fund's assets in the following Portfolios and the Money Market Fund according to the various percentage weightings selected by the Adviser in the chart below. The percentage weightings are targets that may be adjusted at any time in the Adviser's discretion.

                                                           LifeLine Funds:
                                  Aggressive               Moderate   Conservative   Conservative
                                     Growth     Growth      Growth      Growth         Income
                                  Strategy     Strategy    Strategy    Strategy        Strategy
Underlying Portfolios              Fund         Fund         Fund        Fund            Fund
-------------------------------   ----------   --------    --------   ------------   ------------
Money Market Fund                      1%          1%          6%         21%            30%
Core Plus Portfolio                 None          15%         26%         25%            15%
High Income Portfolio               None           2%          5%          8%            10%
Intermediate Duration Portfolio     None        None        None           3%            25%
Growth Portfolio                      21%         21%         19%         15%             8%
International Equity Portfolio        23%         20%         15%         10%             4%
Small Cap Equity Portfolio            34%         20%         11%          4%          None
Value Portfolio                       21%         21%         18%         14%             8%
                                    ----        ----        ----        ----           ----
Total:                               100%        100%        100%        100%           100%
                                    ----        ----        ----        ----           ----

--------------------------------------------------------------------------------

      The Trusts, with respect to each Fund, have adopted certain fundamental and non-fundamental investment restrictions. Fundamental investment restrictions may not be changed without approval by holders of a "majority of the outstanding shares" of the Fund, which, as used in this SAI, means the vote of the lesser of
(i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act. See "Investment Restrictions."

      The following descriptions are provided with respect to each Fund (and/or its underlying Portfolio, as applicable) as indicated in the headings below. For purposes of these descriptions:

      "Investment grade" debt securities are those debt securities that are rated by one or more nationally recognized statistical rating organizations ("NRSROs") within one of the four highest long-term quality grades at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor's Ratings Services ("S&P")
or Fitch, Inc. ("Fitch") or Aaa, Aa, A or Baa by Moody's Investors Service ("Moody's"), or in the case of unrated securities, determined by the Adviser to be of comparable quality.

FIXED INCOME FEEDER FUNDS


      The Core Fixed Income Fund, Core Plus Fund, Advisor Core Plus Fund, High Yield Fixed Income Fund, Intermediate Duration Fund, and Short Duration Fund (collectively, the "Fixed Income Feeder Funds") seek to achieve their investment objectives by investing all of their assets in their corresponding underlying Portfolio, each of which has the same investment objective as the corresponding Fund.


      With the exception of the High Yield Fixed Income Fund, each of the Fixed Income Feeder Funds has adopted the following investment policy: The Fund will normally invest at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities. This is not a fundamental policy and may be changed by the Board of Trustees, without a vote of shareholders, upon 60 days' prior notice.


      Each Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks and U.S. dollar-denominated obligations of foreign issuers, and each Fund except the Core Fixed Income Fund may invest in debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures, commercial paper and variable rate demand notes. The bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits.

      In choosing corporate debt securities on behalf of the Funds, HSBC Investments (USA) Inc. (the "Adviser") will evaluate each issuer based on (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets; and, (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country, and (iii) other considerations the Adviser deems appropriate.

      With the exception of the Core Fixed Income Fund, a portion of each Fund's assets (to the extent of any limitation set forth in the Prospectus) may be invested in bonds and other fixed income securities denominated in foreign currencies if, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. These holdings may be in as few as one foreign currency bond market (such as the United Kingdom gilt market), or may be spread across several foreign bond markets. Such Funds may also purchase securities of developing countries. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where, in the Adviser's judgment, unacceptable currency risk exists, currency futures, forwards and options and swaps may be used to hedge the currency risk. With the exception of the Core Fixed Income Fund, each Fund may invest in Eurodollar bank obligations and Yankee bank obligations, and may also invest in Brady Bonds, which are issued as a result of a restructuring of a country's debt obligations to commercial banks under the "Brady Plan."


      Each Fund may also invest in the following instruments on a temporary basis when economic or market conditions are such that the Adviser deems a temporary defensive position to be appropriate: time deposits, certificates of deposit and bankers' acceptances issued by a commercial bank or savings and loan association; commercial paper rated at the time of purchase by one or more NRSRO in one of the two highest categories or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO; short-term corporate obligations rated high-grade by a NRSRO; U.S. Government obligations; Government agency securities issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies; and repurchase agreements collateralized by the securities listed above.


      Each Fund may use derivatives to the extent set forth in the Prospectus. While the Core Plus Fund, Intermediate Duration Fund and Short Duration Fund intend to use derivatives primarily for hedging purposes or for cash management purposes, they may also do so to enhance return when the Adviser believes the investment will assist the Fund in achieving its investment objectives.

      For additional information pertaining to the investment policies of the High Yield Fixed Income Fund, see "HSBC Investor High Yield Fixed Income Fund" below.

HSBC INVESTOR HIGH YIELD FIXED INCOME FUND (HIGH INCOME PORTFOLIO)

      The High Income Fund seeks to achieve its investment objective by investing all of its assets in the High Income Portfolio, which has the same investment objective as the High Income Fund.

      The Fund will normally invest at least 80% of its net assets, plus any borrowings for investment purposes, in high yield/high risk fixed income securities. Such investments are commonly referred to as "junk bonds." This is not a fundamental policy and may be changed by the Board of Trustees, without a vote of shareholders, upon 60 days' prior notice.

      As a component of the Fund's investments in high yield securities (or "junk bonds"), the Fund may invest up to 20% of its total assets in distressed securities. Investments in distressed securities frequently do not produce income and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent that the Fund pursues its secondary objective of capital appreciation through investment in distressed securities, the Fund's ability to achieve current income for shareholders may be diminished.

      The Fund may use derivatives for hedging purposes, cash management purposes, as a substitute for investing directly in fixed income instruments, and to enhance return when the Adviser believes the investment will assist the Fund in achieving its investment objectives. In addition, the Fund may invest in credit default swaps. Credit default swaps are instruments that allow for the full or partial transfer of third-party credit risk, each in respect to a reference entity or entities, for one counterparty to the other. The buyer of the credit default swap receives credit protection or sheds credit risk, whereas the seller of the swap is selling credit protection or taking on credit risk.

      When the Adviser believes that investing for temporary defensive reasons is appropriate, such as during times of international, political or economic uncertainty or turmoil, or in order to meet anticipated redemption requests, part or all of the Fund assets may be invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, short-term notes and U.S. Government Securities. U.S. Government Securities that the Fund may invest in include: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S. Government; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association; some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Federal Farm Credit Bank.


HSBC INVESTOR NEW YORK TAX-FREE BOND FUND

      The investment objective of the New York Tax-Free Bond Fund is to provide shareholders of the Fund with income exempt from regular federal, New York State and New York City personal income taxes. For more information about tax consequences, see "Taxation."

      Under normal circumstances, at least 80% of the net assets of the Fund, plus the amount of any borrowing for investment purposes, will be invested in obligations of the State of New York and its authorities, agencies, instrumentalities and political subdivisions, and of Puerto Rico, other U.S. territories and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from regular federal income tax, and New York State and New York City personal income taxes ("New

York Municipal Obligations"). This policy is fundamental and may not be changed without shareholder approval.

      In determining the tax status of interest on New York Municipal Obligations and other municipal obligations, the Adviser relies on opinions of bond counsel who may be counsel to the issuer of those obligations.

      Although under normal circumstances, the Adviser attempts to invest 100%, and does invest at least 80%, of the Fund's net assets in New York Municipal Obligations, market conditions may from time to time limit the availability of such obligations. To the extent that acceptable New York Municipal Obligations are not available for investment, the Adviser may purchase municipal obligations issued by other states, their authorities, agencies, instrumentalities and political subdivisions, the interest income on which is exempt from regular federal income tax but is subject to New York State and New York City personal income taxes. As a temporary defensive measure, the Adviser may invest up to 20% of the Fund's total assets in obligations the interest income on which is subject to regular federal, New York State and New York City personal income taxes or the federal alternative minimum tax. Also, as a temporary defensive measure during times of adverse market conditions, assets of the Fund may be held in cash or invested in the short-term obligations described below, the interest income on which is taxable to shareholders as ordinary income for federal and New York State and New York City personal income tax purposes.

      All of the investments of the Fund are made in:

      (1) Municipal bonds that at the date of purchase are rated Aaa, Aa, A or Baa by Moody's, AAA, AA, A or BBB by S&P, or AAA, AA, A or BBB by Fitch, or, if not rated by any of these rating agencies, are of comparable quality as determined by the Adviser;

      (2) Municipal notes that at the date of purchase are rated MIG 1/VMIG 1 or MIG 2/VMIG 2 by Moody's, SP-1+, SP-1 or SP-2 by S&P or F-1+, F-1 or F-2 by Fitch or, if not rated by any of these rating agencies, are of comparable quality as determined by the Adviser;

      (3) Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

      (4) Commercial paper that at the date of purchase is rated Prime-1 or Prime-2 by Moody's, A-1+, A-1 or A-2 by S&P or F-1+, F-1 or F-2 by Fitch or, if not rated by any of these rating agencies, is of comparable quality as determined by the Adviser, obligations (including certificates of deposit, bankers' acceptances and repurchase agreements) of banks with at least $1 billion of assets, and cash; and


      (5) Derivatives and other instruments as noted in the Prospectus and this SAI. The Trustees of the Investor Trust have adopted the requirement that futures contracts only be used for the New York Tax-Free Bond Fund as a hedge and not for speculation.

      The Investor Trust has no current intention of entering into any futures contract for the New York Tax-Free Bond Fund in the foreseeable future. The Fund will not invest more than 5% of its assets in participation interests. The Fund has no current intention of purchasing any participation interests in the foreseeable future. The maximum maturity of any debt security held for the Fund is 40 years.


      Municipal bonds rated Baa by Moody's or BBB by S&P or Fitch may have some speculative elements. In evaluating the creditworthiness of an issue, whether rated or unrated, the Adviser takes into consideration, among other factors, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the quality of the issuer's management, and legal and regulatory matters. For a general discussion of municipal obligations and the risks associated with an investment therein, see Appendix B to this SAI.

      Although higher quality municipal obligations may produce lower yields, they generally are easier to sell or trade than lower quality municipal obligations. To protect the value of its shareholders' investment under adverse market conditions, the Adviser from time to time may deem it prudent to purchase higher quality municipal obligations or taxable obligations for the New York Tax-Free Bond Fund, with a resultant decrease in yield or increase in the proportion of taxable income.

      The net asset value of the Fund's shares changes as interest rates fluctuate. When interest rates decline, the value of the New York Tax-Free Bond Fund's portfolio can be expected to rise. Conversely, when interest rates rise, the value of the New York Tax-Free Bond Fund's portfolio can be expected to decline.

      Such changes in the value of the New York Tax-Free Bond Fund's portfolio are reflected in the net asset value of shares of the Fund but do not affect the income received by the Fund from its portfolio securities. Municipal obligations with longer maturities, such as those in which the Fund is invested, generally produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than such securities with shorter maturities. Dividends distributed to shareholders rise or fall in direct relation to the Fund's net income. Since available yields vary, no specific level of income can be assured.

      Because the Fund is non-diversified, the Investor Trust is not subject to any statutory restrictions under the 1940 Act with respect to limiting the investment of the Fund's assets in one or relatively few issuers. This concentration may present greater risks than in the case of a diversified company. However, the Investor Trust intends to qualify the Fund as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order so to qualify under current law, at the close of each quarter of the Fund's taxable year, at least 50% of the Fund's total assets must be represented by cash, U.S. Government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer. In addition, and again under current law, at the close of each quarter of its taxable year, not more than 25% of the Fund's total assets may be invested in securities of one issuer (or two or more issuers which are controlled by the Fund and which are determined to be engaged in the same or similar trades or businesses or related businesses) other than U.S. Government securities.


      Certain investors in the Fund may be required to pay federal alternative minimum tax on Fund dividends attributable to interest on certain industrial revenue bonds. The Adviser may invest more than 25% of the assets of the Fund in industrial revenue bonds (i.e., bonds issued by various state and local agencies to finance various industrial projects), however, under normal conditions, at least 80% of the Fund's net assets will be invested in obligations, the interest on which is exempt from both regular federal income tax and the federal alternative minimum tax. The Adviser also may invest more than 25% of the assets of the Fund in revenue bonds issued for housing, electric utilities and hospitals (subject to the restriction that it may not invest more than 25% of the Fund's assets in any one such industry) at times when the relative value of issues of such a type is considered by the Adviser to be more favorable than that of other available types of issues. Therefore, investors should also be aware of the risks which these investments may entail.


      Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be adversely affected.

      Electric utilities face problems in financing large and lengthy construction programs, such as cost increases and delay occasioned by regulatory and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining sufficient rate increases, the effect of energy conservation and difficulty of the capital markets to absorb utility debt.

      Hospital bond ratings are often based on feasibility studies containing projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding levels, possible federal or state legislation limiting the rates of increase of hospital charges, and weakened state finances which limit and/or delay aid payments.




HSBC INVESTOR GROWTH FUND (GROWTH PORTFOLIO)

      The Growth Fund seeks to achieve its investment objective by investing all of its assets in the Growth Portfolio, which has the same investment objective as the Growth Fund.


      In addition to the permissible investments described in the Prospectus, the Fund also may (a) invest in options on securities, securities indices or foreign currencies, (b) invest in futures contracts and options on futures contracts, (c) enter into forward foreign currency exchange contracts, (d) invest up to 10% of its net assets (at the time of investment) in debt and equity securities which are traded in developed foreign countries, and (e) invest up to 20% of its assets in bonds and other debt securities, including lower rated, high-yield bonds, commonly referred to as "junk bonds." The Fund does not intend to write covered call options with respect to securities with an aggregate market value of more than 10% of its total assets at the time an option is written. The Fund will not invest more than 5% of its net assets (at the time of investment) in lower rated (BB/Ba or lower), high-yield bonds. The Fund may retain a bond when its rating drops below investment grade if it is in the best interest of the Fund's shareholders. Securities rated BB/Ba or lower by an NRSRO are considered to have speculative characteristics.


      The Fund will not purchase securities for short-term trading purposes. Pending investment in equity and debt and also for temporary defensive purposes, the Fund may invest without limit in short-term debt and other high-quality, fixed-income securities and cash equivalents, which may include, but are not limited to: (i) short-term obligations of the U.S. and foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits, certificates of deposit and bankers' acceptances of U.S. and foreign banks, (iii) high-quality rated commercial paper of U.S. or foreign issuers, and (iv) repurchase agreements related to the foregoing.


      When the Sub-Adviser believes that investing for temporary defensive reasons is appropriate, such as during times of international, political or economic uncertainty or turmoil, or in order to meet anticipated redemption requests, part or all of the Fund assets may be invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, short-term notes and U.S. Government Securities. U.S. Government Securities that the Fund may invest in include: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S. Government; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association; some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Federal Farm Credit Bank.

HSBC INVESTOR GROWTH AND INCOME FUND

      Most of the Growth and Income Fund's investments will be securities listed on the New York or American Stock Exchanges or on NASDAQ and may also consist of American Depository Receipts ("ADRs") and investment company securities. The Fund intends to invest less than 20% of its assets in ADRs. The Sub-Adviser expects that the Fund's investments will consist of companies which will be of various sizes and in various industries and may in many cases be leaders in their fields.


      In addition, the Fund may, within certain limitations as set forth below, lend portfolio securities, enter into repurchase agreements, invest in when-issued and delayed delivery securities and write covered call options. The Fund may use stock index futures, related options and options on stock indices for the purposes of hedging, cash management, or to simulate investments in underlying securities, and not for speculation.


      The Fund intends to stay invested in equity securities, as described in the Prospectus, to the extent practicable in light of its investment objective and long-term investment perspective. Under ordinary market conditions, therefore, no more than 35% of the Growth and Income Fund's total assets will be invested in fixed income securities and money market instruments for purposes of meeting the Fund's investment objective of current income. However, for temporary defensive purposes, e.g., during periods in which adverse market changes or other adverse economic conditions warrant as determined by the Sub-Adviser, the Fund may invest up to 100% of its total assets in money market instruments.


      The Fund's investments in fixed income securities will primarily consist of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and investment grade debt obligations issued or guaranteed by domestic corporations or commercial banks. From time to time, the Fund may also invest up to 5% of its total assets in the debt obligations of foreign issuers. The types of debt obligations in which the Fund may invest include, among others, bonds, notes, debentures, commercial paper, variable and floating rate demand and master demand notes, zero coupon securities and asset-backed and mortgage-related securities.

      Subject to the foregoing, the Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures, commercial paper and variable rate demand notes. The bank obligations in which the Fund may invest are certificates of deposit, bankers' acceptances, and fixed time deposits. The Adviser, in choosing corporate debt securities on behalf of the Fund will evaluate each issuer based on (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets; and, (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country, and (iii) other considerations the Adviser deems appropriate. Except for temporary defensive purposes, the Growth and Income Fund is limited to 5% of its total assets in these types of securities.

      The Fund will not purchase corporate debt securities rated below Baa by Moody's or BBB by S&P (i.e., below investment grade).


HSBC INVESTOR MID-CAP FUND


      The Mid-Cap Fund will normally invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities of mid-sized companies (those with market capitalizations falling within the range of the S&P 400 MidCap Index at the time of purchase). This is not a fundamental policy and may be changed by the Board of Trustees of the Trust, without a vote of shareholders, upon 60 days' prior notice.

      Most of the Mid-Cap Fund's investments will be securities listed on the New York or American Stock Exchanges or on NASDAQ and may also consist of ADRs and investment company securities. In addition, the Fund may, within certain limitations as set forth below, lend portfolio securities, enter into repurchase agreements, invest in when-issued and delayed delivery securities and write covered call options. The Fund may use stock index futures, related options and options on stock indices for purposes of hedging, cash management, or to simulate investments in underlying securities, and not for speculation.


      The Fund intends to stay invested in the equity securities described above to the extent practicable in light of its investment objective and long-term investment perspective. Under ordinary market conditions no more than 20% of the Fund's total assets will be invested in fixed income securities and money market instruments. However, for temporary defensive purposes, e.g., during periods in which adverse market changes or other adverse economic conditions warrant as determined by the Sub-Adviser, the Fund may invest up to 100% of its total assets in money market instruments.


      The Fund's investments in fixed income securities will primarily consist of securities issued or guaranteed by domestic corporations or commercial banks. From time to time, the Fund may also invest up to 5% of its total assets in the debt obligations of foreign issuers. The types of debt obligations in which the Fund may invest include, among others, bonds, notes, debentures, commercial paper, variable and floating rate demand and master demand notes, zero coupon securities and asset-backed and mortgage related securities.

      Subject to the foregoing, the Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures, commercial paper and variable rate demand notes. The bank obligations in which the Fund may invest are certificates of deposit, bankers' acceptances, and fixed time deposits. The Adviser, in choosing corporate debt securities on behalf of the Fund will evaluate each issuer based on (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets; and, (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country, and (iii) other considerations the Adviser deems appropriate.

      The Fund will not purchase corporate debt securities rated below Baa by Moody's or BBB by S&P (i.e., below investment grade).

HSBC INVESTOR OPPORTUNITY FUND AND SMALL CAP EQUITY FUND (SMALL CAP EQUITY PORTFOLIO)

      The Opportunity Fund and Small Cap Equity Fund each seek to achieve their investment objectives by investing all of their assets in the Small Cap Equity Portfolio, which has the same objective as the both the Opportunity Fund and the Small Cap Equity Fund. The following description applies to each Fund.

      The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small cap companies. This is not a fundamental policy and may be changed by the Board of Trustees, without a vote of shareholders, upon 60 days' prior notice. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities (such as bonds, warrants or rights that are convertible into stocks) and depositary receipts for those securities.

      Although the Fund will invest primarily in common stocks, the Fund may, to a limited extent, seek appreciation in other types of securities such as foreign or convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments. The Fund may invest up to 20% (and generally expects to invest between 5% and 10%) in foreign securities (excluding ADRs).

      The Fund may lend portfolio securities in an amount up to 30% of total assets.

      When the Sub-Adviser believes that investing for temporary defensive reasons is appropriate, such as during times of international, political or economic uncertainty or turmoil, or in order to meet anticipated redemption requests, part or all of the Fund's assets may be invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, short-term notes and U.S. Government Securities. U.S. Government Securities that the Fund may invest in includes: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S. Government; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association; some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Federal Farm Credit Bank.


HSBC INVESTOR OVERSEAS EQUITY FUND AND INTERNATIONAL EQUITY FUND (INTERNATIONAL EQUITY PORTFOLIO)

      The Overseas Equity Fund and International Equity Fund each seek to achieve their investment objectives by investing all of their assets in the International Equity Portfolio, which has the same investment objective as both the Overseas Equity Fund and the International Equity Fund. The following description applies to each Fund.

      The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities of foreign corporations, consisting of common stocks, and other securities with equity characteristics, including preferred stock, warrants, rights, securities convertible into common stock ("convertible securities"), trust certificates, limited partnership interests and equity participations. This is not a fundamental policy and may be changed by the Board of Trustees, without a vote of shareholders, upon 60 days' prior notice.

      The common stock in which the Fund may invest includes the common stock of any class or series or any similar equity interest, such as trust or limited partnership interests. These equity investments may or may not pay dividends and may or may not carry voting rights. The principal investments of the Fund will be in equity securities of companies organized and domiciled in developed nations outside the United States or for which the principal trading market is outside the United States, including Europe, Canada, Australia and the Far East, although the Fund may invest up to 20% of its total assets in equity securities of companies in emerging markets.

      The Fund intends to have at least three different countries other than the U.S. represented in its portfolio. It is the current intention of the Fund to invest primarily in companies with large market capitalizations. The Fund seeks to outperform the Morgan Stanley Capital International EAFE (Europe, Australia and Far East) Index, which is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of May 2005, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in certain restricted or unlisted securities.

      Under exceptional conditions abroad or when, in the opinion of the Sub-Adviser, economic or market conditions warrant, the Fund may temporarily invest part or all of its assets in fixed income securities denominated in foreign currencies, obligations of domestic or foreign governments and their political subdivisions ("Government Securities"), and nonconvertible preferred stock, or hold its assets in cash or equivalents. Debt securities purchased by the Fund will be limited to those rated, at the time of investment, in the four highest long-term rating categories by or, if unrated, determined by the Sub-Adviser to be of comparable quality. Securities rated by a NRSRO in the fourth highest rating category are considered to have some speculative characteristics. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but, in the Sub-Adviser's judgment, unacceptable currency risk exists, currency futures, forwards and options may be used to hedge the currency risk.

      Because of the risks associated with common stocks and other equity investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. The Sub-Adviser seeks to reduce these risks by diversifying the portfolio as well as by monitoring broad economic trends and corporate and legislative developments.




HSBC INVESTOR VALUE FUND (VALUE PORTFOLIO)


      The Value Fund seeks to achieve its investment objective by investing all of its assets in the Value Portfolio, which has the same investment objective as the Value Fund.


      In addition to the permissible investments described in the Prospectus, the Fund also may (a) invest in options on securities, securities indices or foreign currencies, (b) invest in futures contracts and options on futures contracts, (c) enter into forward foreign currency exchange contracts, (d) invest up to 10% of its net assets (at the time of investment) in debt and equity securities which are traded in developed foreign countries, and (e) invest up to 20% of its assets in bonds and other debt securities, including lower rated, high-yield bonds, commonly referred to as "junk bonds." The Fund does not intend to write covered call options with respect to securities with an aggregate market value of more than 10% of its total assets at the time an option is written. The Fund will not invest more than 5% of its net assets (at the time of investment) in lower rated (BB/Ba or lower), high-yield bonds. The Fund may retain any bond whose rating drops below investment grade if it is in the best interest of the Portfolio's shareholders. Securities rated BB/Ba by an NRSRO are considered to have speculative characteristics.

      The Fund may also invest up to 25% of its assets in dollar-denominated securities of non-U.S. issuers that are traded on a U.S. stock exchange, and American Depository Receipts.

      The Fund will not purchase securities for short-term trading purposes. Pending investment in equity and debt and also for temporary defensive purposes, the Fund may invest without limit in short-term debt and other high-quality, fixed-income securities and cash equivalents, which may include, but are not limited to: (i) short-term obligations of the U.S. and foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits, certificates of deposit and bankers' acceptances of U.S. and foreign banks, (iii) high-quality rated commercial paper of U.S. or foreign issuers, and (iv) repurchase agreements related to the foregoing.


      When the Sub-Adviser believes that investing for temporary defensive reasons is appropriate, such as during times of international, political or economic uncertainty or turmoil, or in order to meet anticipated redemption requests, part or all of the Fund assets may be invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, short-term notes and U.S. Government Securities. U.S. Government Securities that the Portfolio may invest in includes: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S. Government; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association; some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Federal Farm Credit Bank.

                              INVESTMENT TECHNIQUES


Each Fund invests in a variety of securities and in accordance with its investment objectives and policies (as described in the Prospectus and above in this SAI) employs a number of investment techniques. Each type of security and technique involves certain risks. The following is an alphabetical list of the investment techniques used by the Funds and the main risks associated with those techniques. For the Fixed Income Feeder Funds, and the Opportunity Fund, Overseas Fund, Value Fund, Growth Fund, International Equity Fund and Small Cap Equity Fund (collectively, the "Equity Feeder Funds"), references to investment techniques employed by the Fund refer to the techniques employed by the relevant underlying Portfolio (and also apply to the LifeLine Funds to the extent of their investments in underlying Portfolios). For the Growth and Income Fund, Mid-Cap Fund, Growth Fund, Overseas Equity Fund, Opportunity Fund, Value Fund, International Equity Fund and Small Cap Equity Fund (collectively, the "Sub-Advised Funds"), references to the Adviser refer jointly to the Adviser and Sub-Adviser. The Equity Feeder Funds and the Growth and Income Fund and Mid-Cap Fund are collectively referred to as "Equity Funds." The Fixed Income Feeder Funds and the New York Tax-Free Bond Fund are collectively referred to as "Fixed Income Funds." The International Equity Fund and Overseas Equity Fund are collectively referred to as the "International Funds".


The Funds indicated in the heading for each investment type or technique indicated below are those to which the section of disclosure is directly relevant. In some cases, the omission of certain Funds or types of Funds is not intended to imply that those Funds are excluded from using the particular investment type or technique - for example, the sections on certain types of fixed income securities are more detailed for the Income Funds than for the Equity Funds, given the greater emphasis on such investments in the investment program of the Income Funds. Generally, if a particular investment type or technique is not indicated as being applicable to particular Funds, the particular investment type or technique will not be material to the investment strategies employed by such Funds, although any risk factors that are stated more generally with respect to any broader category of investment types or techniques covering such investments may still apply.

AMERICAN DEPOSITARY RECEIPTS (EQUITY FUNDS)

The Funds may invest in ADRs. ADRs are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR.

Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Funds may each also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in foreign currency.

ASSET-BACKED SECURITIES (FIXED INCOME FEEDER FUNDS, GROWTH AND INCOME FUND AND MID-CAP FUND)


The Funds may invest in asset-backed securities. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans and automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described below or in a pay-through structure similar to the collateralized mortgage structure. Consistent with the investment objective, policies and quality standards of the Fund, each Fund may invest in these and other types of asset-backed securities which may be developed in the future.


Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements as a letter of credit from a bank, excess collateral or a third-party guarantee.

BANKING INDUSTRY AND SAVINGS AND LOAN INDUSTRY OBLIGATIONS (FIXED INCOME FEEDER FUNDS)


As a temporary defensive measure, each Fund may invest in certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and savings and loan associations ("S&Ls"). Certificates of deposit are receipts from a bank or S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The Funds may not invest in time deposits maturing in more than seven days. The Funds will limit its investment in time deposits maturing from two business days through seven calendar days to 15% of their total assets.

The Funds will not invest in any obligation of a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation (the "FDIC"), (ii) in the case of U.S. banks, it is a member of the FDIC and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which may be purchased by the Funds.

The Funds may also invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as a temporary defensive measure. Euro and Yankee dollar investments will involve some of the same risks as investing in foreign securities, as described below.


BRADY BONDS (FIXED INCOME FEEDER FUNDS)

The Funds may invest a portion of their assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Brady Bonds are not considered U.S. government securities.

Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of

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

floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").


Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.


CASH SWEEP PROGRAM (EQUITY FUNDS AND FIXED INCOME FUNDS)

Pursuant to the terms and conditions of an SEC exemptive order, each Fund may participate in a cash sweep program (the "Cash Sweep Program".) In the Cash Sweep Program, a Fund's uninvested cash balances and cash collateral from a securities lending program are used to purchase shares of the Money Market Fund, Class I. (The Cash Sweep Program is also available for use in connection with the investment of cash collateral from a securities lending program, but is not currently used for these purposes.) The Cash Sweep Program reduces exposure to the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing ready liquidity and increased diversity of holdings. Class I Shares of the Money Market Fund sold to and redeemed from a Fund will not be subject to a sales load, redemption fee, distribution fee or service fee. If Money Market Fund Class I shares sold to or redeemed from a Fund are subject to any such distribution or service fee, the Adviser will waive its advisory fee for each Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Fund. The amount invested in the Money Market Fund may not exceed 25% of any Fund's total assets. For purposes of this limitation, each Fund will be treated separately. More detailed information about the Money Market Fund may be found in its current Prospectus and the separate Statement of Additional Information that includes the various HSBC Investor money market funds.


CONVERTIBLE SECURITIES (EQUITY FUNDS AND FIXED INCOME FUNDS)

The Funds may invest in securities that are convertible into common stock. Convertible bonds are issued with lower coupons than non-convertible bonds of the same quality and maturity, but they give holders the option to exchange their bonds for a specific number of shares of the company's common stock at a predetermined price. This structure allows the convertible bond holder to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value, and the option to convert to common shares becomes more valuable.


Convertible preferred stocks are non-voting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds; however, they do not have a maturity date. Due to their fixed-income features, convertible issues typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders would have claims on company assets senior to those of stockholders; preferred stockholders would have claims senior to those of common stockholders.

DERIVATIVES (FIXED INCOME FUNDS AND EQUITY FUNDS)

The Funds may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses, including the possibility of a total loss of the amount invested. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may use derivatives for hedging purposes or cash management purposes, as a substitute for investing directly in securities. Certain Funds (as reflected in the Prospectus or in other sections of this SAI) may use derivatives to enhance return when the Adviser (or Sub-Adviser) believes the investment will assist the Fund in achieving its investment objectives.


EMERGING MARKETS (INTERNATIONAL FUNDS, FIXED INCOME FEEDER FUNDS EXCEPT CORE FIXED INCOME FUND, GROWTH AND INCOME FUND, OPPORTUNITY FUND, AND SMALL CAP EQUITY FUND)

The Funds may invest in emerging markets, which presents greater risk than investing in foreign issuers in general. A number of emerging markets restrict foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is the risk that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which could have a detrimental effect on the Fund's investments.

Investing in formerly communist East European countries involves the additional risk that the government or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the fall of communism and could follow radically different political and/or economic policies to the detriment of investors, including non-market oriented policies such as the support of certain industries at the expense of other sectors or a return to a completely centrally planned economy.

The term "emerging markets" includes any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as described above. Currently, these countries generally include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States.

A company in an emerging market is one that: (i) is domiciled and has its principal place of business in an emerging market or (ii) (alone or on a consolidated basis) derives or expects to derive at least 50% of its total revenue from either goods produced, sales made or services performed in emerging markets.

Company Debt. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities held by a Fund. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Funds' assets should these conditions recur.

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

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest averages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including a Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

Liquidity, Trading Volume, Regulatory Oversight. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to the volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

Default, Legal Recourse. The Funds may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed-income security owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Inflation. Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Withholding. Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which a Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to a Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Foreign Currencies. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

EQUITY SECURITIES (EQUITY FUNDS)

The Funds may invest in equity securities including common stock, preferred stock, warrants or rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Rights represent a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Fund invest will cause the net asset value of the Fund to fluctuate.

Investments in small companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of small companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.


EURODOLLAR AND YANKEE BANK OBLIGATIONS (FIXED INCOME FEEDER FUNDS)

The Funds may invest in Eurodollar bank obligations and Yankee bank obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent Yankee bank) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from freely flowing across its borders. Other risks include: adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers.


FIXED INCOME SECURITIES (ALL FUNDS)


The Funds may invest in fixed income securities. To the extent each Fund invests in fixed income securities, the net asset value of the Fund may change as prevailing interest rates fluctuate. When interest rates decline, the value of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. A Fund's investments in fixed income securities with longer terms to maturity or greater duration are subject to greater volatility than shorter-term obligations.


After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by a Fund. However, the Adviser will consider such event in its determination of whether the Fund should continue to hold the security. A security which has had its rating downgraded or revoked may be subject to greater risk to principal and income, and often involve greater volatility of price, than securities in the higher rating categories. Such securities are also subject to greater credit risks (including, without limitation, the possibility of default by or bankruptcy of the issuers of such securities) than securities in higher rating categories.


Investment in obligations of foreign issuers may present a greater degree of risk than investment in domestic securities because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. See "Foreign Securities," below.


FLOATING AND VARIABLE RATE OBLIGATIONS (FIXED INCOME FUNDS, GROWTH AND INCOME FUND, MID-CAP FUND)

Certain obligations that the Funds may purchase may have a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rates, and at specified intervals. Certain floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. The demand features of certain floating or variable rate obligations may permit the holder to tender the obligations to foreign banks, in which case the ability to receive payment under the demand feature will be subject to certain risks, as described under "Foreign Securities," below.

Variable or floating rate demand notes may be issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or-at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. The Growth and Income Fund and Mid-Cap Fund's investments in demand instruments which provide that the Fund will not receive the principal note amount within seven days' notice, in combination with the Fund's other investments which are not readily marketable, will be limited to an aggregate total of 15% of the Fund's net assets.

The Funds may also buy variable rate master demand notes. The terms of the obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. A Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between a Fund and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, a Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria for the relevant Fund's investment in money market instruments.

Investments in floating or variable rate securities may involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury bonds or bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on short notice at par plus accrued interest. While there is usually no established secondary market for issues of this type of security, the dealer that sells an issue of such securities frequently also offers to repurchase such securities at any time, at a repurchase price which varies and may be more or less than the amount the bondholder paid for them.

Because of the variable rate nature of the instruments, during periods when prevailing interest rates decline, a Fund's yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, a Fund's yield will increase and its shareholders will have reduced risk of capital depreciation. In certain cases, the interest rate index on which an instrument's yield is based may not rise and fall to the same extent or as quickly as the general market for municipal obligations. These instruments are considered derivatives and the value of such instruments may be more volatile than other floating rate municipal obligations.

The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the obligation upon demand, or
(ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed for a Fund through the demand feature, an obligation matures on a specified date which may range up to 30 years from the date of issuance.

FOREIGN CURRENCY EXCHANGE - RELATED SECURITIES (FIXED INCOME FEEDER FUNDS EXCEPT CORE FIXED INCOME FUND, EQUITY FUNDS)

The Funds may invest in foreign currency exchange related securities.

Foreign Currency Warrants. Foreign currency warrants such as Currency Exchange Warrants (SM) ("CEWs"(SM)) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required to either sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants) and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unaccrued obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (the "OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities ("PERLs"(SM)) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" PERLS is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" PERLS are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper. Performance indexed paper ("PIPs"(SM)) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs is established at maturity as a function of the spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

The Fixed Income Feeder Funds have no current intention of investing in CEWs(SM), PERLs(SM) or PIPs(SM).


FOREIGN SECURITIES (ALL FUNDS, EXCEPT CORE FIXED INCOME FUND AND NY TAX-FREE BOND FUND)


The Funds may invest in foreign securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, other taxes imposed by the foreign country on a Fund's earnings, assets, or transactions, limitation on the removal of cash or other assets of a Fund, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. For example, significant uncertainty surrounds the effect of the Euro (a common currency for the European Union) on the value of securities denominated in local European currencies. These and other currencies in which a Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Furthermore, dividends and interest payments from foreign securities may be withheld at the source. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements, and transaction costs of foreign currency conversions. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.


FORWARD FOREIGN CURRENCY CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES (FIXED INCOME FEEDER FUNDS EXCEPT CORE FIXED INCOME FUND AND NY TAX-EXEMPT BOND FUND, EQUITY FUNDS EXCEPT GROWTH AND INCOME FUND AND MID-CAP FUND)


The Funds may enter into forward foreign currency contracts and options on foreign currencies. Forward foreign currency exchange contracts ("forward contracts") are intended to minimize the risk of loss to a Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Fund may not enter into such contracts for speculative purposes. The Funds have no specific limitation on the percentage of assets that may be committed to forward contracts, subject to each Fund's stated investment objective and policies, except that no Fund will enter into a forward contract if the amount of assets set aside to cover the contract would impede portfolio management. By entering into transactions in forward contracts, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for non-hedging purposes, the Fund may sustain losses which will reduce its gross income. Forward contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments and their use involves certain risks beyond those associated with transactions in futures contracts or options traded on exchanges.

A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A forward contract may be used, for example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security.

The Funds have established procedures consistent with statements by the SEC and its staff regarding the use of forward contracts by registered investment companies, which require the use of segregated assets or

"cover" in connection with the purchase and sale of such contracts. In those instances in which a Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, cash, cash equivalents or high grade debt securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under forward contracts.

The Fixed Income Feeder Funds, Opportunity Fund, and Small Cap Equity Fund may each also purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired.

The Fixed Income Feeder Funds, Opportunity Fund and Small Cap Equity Fund may each also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a Fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Fund may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S. dollars or other foreign currency is not exactly matched with the Fund's obligation under the forward contract. On the date of maturity the Fund may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. When a Fund enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold high-grade, liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward contract.


Transactions in forward contracts entered into for hedging purposes will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, a Fund may be required to forego the benefits of advantageous changes in exchange rates. The Funds that may use derivatives to enhance their returns may enter into transactions in forward contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk of losses which will reduce its gross income. For example, if the Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Fund may purchase or sell such currency, respectively, through a forward contract. If the expected changes in the value of the currency occur, the Fund will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative.


FUTURES CONTRACTS (FIXED INCOME FUNDS AND EQUITY FUNDS)

The Funds may enter into futures contracts on any fixed income securities or indexes of municipal securities. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or to make or accept the cash settlement called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities or to make or accept the cash settlement called for by the contract at a specified price on a specified date. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Presently, futures contracts are based on such debt securities as long-term U.S. Treasury bonds, Treasury notes, three-month U.S. Treasury bills and on an index of municipal bonds.


A Fund may enter into transactions in futures contracts to protect itself from fluctuations in interest rates but without the risks and transaction costs of buying or selling long-term debt securities. For example, if a Fund owns long-term bonds, and interest rates were expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by a Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. When a Fund is not fully invested, and a decline in interest rates is anticipated, which would increase the cost of fixed income securities which the Fund intends to acquire, the Fund may purchase futures contract. In the event that the projected decline in interest rates occurs, the increased cost to the Fund of the securities acquired should be offset, in whole or in part, by gains on the futures contracts. As portfolio securities are purchased, the Fund will close out its futures contracts by entering into offsetting transactions on the contract market on which the initial purchase was effected. In a substantial majority of these transactions, the Fund will purchase fixed income securities upon termination of the long futures positions, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. A Fund will incur brokerage fees when it purchases and sells futures contracts. At the time a purchase or sale is made, cash or securities must be provided as an initial deposit known as "margin." The initial deposit required will vary, but may be as low as 2% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and the Fund may receive or be required to pay additional "variation margin" as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was entered into.


When it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of futures contracts should be similar to that of long-term bonds, a Fund may be protected, in whole or in part, against the increased cost of acquiring bonds resulting from a decline in interest rates. Similar results could be accomplished by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows action in anticipation of such an interest rate decline without having to sell a Fund's portfolio securities. To the extent futures contracts are entered into for this purpose, the assets in the segregated asset accounts maintained on behalf of a Fund will consist of cash, cash equivalents or high quality debt securities from the portfolio of the Fund in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial deposit and variation margin payments made for the Fund with respect to such futures contracts.

The ability to hedge effectively all or a portion of a Fund's portfolio through transactions in futures contracts depends on the degree to which movements in the value of the fixed income securities or index underlying such contracts correlate with movements in the value of securities held in the Fund's portfolio. If the security, or the securities comprising the index, underlying a futures contract is different than the portfolio securities being hedged, they may not move to the same extent or in the same direction. In that event, the hedging strategy might not be successful and the Fund could sustain losses on the hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the index or security underlying a futures contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, a Fund's overall return could be less than if the hedging transactions had not been undertaken.

The trading of futures contracts on an index of fixed income securities entails the additional risk of imperfect correlation between movements in the futures price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures market. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract approaches.


A Fund would purchase or sell futures contracts only if, in the judgment of the Adviser, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the Fund's portfolio for the hedge to be effective. There can be no assurance that the Adviser's judgment will be accurate.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require a Fund to post additional cash or cash equivalents as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, there is the potential that the liquidity of the futures market may be lacking. Prior to expiration, a futures contract may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the contract market on which the futures contract was originally entered into. While a Fund will establish a futures position only if there appears to be a liquid secondary market therefore, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In that event, it may not be possible to close out a position held for a Fund, which could require the Fund to purchase or sell the instrument underlying the futures contract, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolio.


The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a futures contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.


Investments in futures contracts also entail the risk that if the Adviser's investment judgment about the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if the Fund had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in the Fund's portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which are hedged because there will be offsetting losses in the Fund's futures positions. In addition, in such situations, if a Fund has insufficient cash, bonds may have to be sold from the Fund's portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.


Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Adviser does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding a Fund's portfolio.

Pursuant to claims for exemption filed with the CFTC and/or the National Futures Association on behalf of the Funds and the Adviser, the Funds and the Adviser are not deemed to be a "commodity pool" or a "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to the CFTC regulations, the substantive limitations set forth in the Trusts' exemption filing with respect to its use of futures contracts are no longer applicable.

When a futures contract is purchased, an amount of cash or cash equivalents will be deposited in a segregated account with a Fund's custodian bank so that the amount so segregated, plus the initial and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

The ability to engage in the hedging transactions described herein may be limited by the current federal income tax requirement that less than 30% of a Fund's gross income be derived from the sale or other disposition of stock or securities held for less than three months.


The Investor Trust would purchase and sell futures contracts on indexes of municipal securities on behalf of the New York Tax-Free Bond Fund for the purpose of hedging against a broad market decline which would cause a general reduction in the value of the Fund's portfolio of municipal securities, or in the value of a portion of such portfolio. To the extent that municipal securities held in the New York Tax-Free Bond Fund's portfolio are the same, or have the same characteristics, as the securities comprising the index underlying the futures contract, changes in the value of the index should correlate closely with changes in the value of the Fund's portfolio securities. Under such circumstances, declines in the value of the New York Tax-Free Bond Fund's portfolio securities may be offset through gains on the Fund's futures position. Similarly, the New York Tax-Free Bond Fund may purchase futures contracts on indexes of municipal securities when it expects to acquire municipal securities for the Fund and anticipates an increase in the cost of such securities prior to acquisition. To the extent that the securities to be acquired reflect the composition of the index underlying the futures contract, such increased cost may be offset, in whole or in part, through gains on the futures position. To the extent that the New York Tax-Free Bond Fund enters into futures contracts on securities other than municipal bonds, there is a possibility that the value of such futures contracts will not correlate in direct proportion to the value of the portfolio securities since the value of municipal bonds and other debt securities may not react in the same manner to a general change in interest rates and may react differently to factors other than changes in the general level of interest rates. The New York Tax-Free Bond Fund's overall performance would be adversely affected if the value of its futures contracts on securities other than municipal bonds declined disproportionately to the value of the Fund's municipal bond portfolio.


HIGH YIELD/HIGH RISK SECURITIES (FIXED INCOME FEEDER FUNDS EXCEPT CORE FIXED INCOME FUND, EQUITY FUNDS EXCEPT MID-CAP FUND AND GROWTH AND INCOME FUND)

The Funds may invest in high yield/high risk securities. Securities rated lower than Baa by Moody's or lower than BBB by S&P are referred to as "non-investment grade," "high yield" or "junk" bonds. In general, the market for lower rated, high-yield bonds is more limited than the market for higher rated bonds, and because their markets may be thinner and less active, the market prices of lower rated, high-yield bonds may fluctuate more than the prices of higher rated bonds, particularly in times of market stress. In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession. Other risks that may be associated with lower rated, high-yield bonds include their relative insensitivity to interest-rate changes; the exercise of any of their redemption or call provisions in a declining market which may result in their replacement by lower yielding bonds; and legislation, from time to time, which may adversely affect their market. Since the risk of default is higher among lower rated, high-yield bonds, the Adviser's research and analyses are important ingredients in the selection of lower rated, high-yield bonds. A description of the ratings used herein and in the Prospectus is set forth in Appendix A to this SAI.

Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of the Funds to achieve their investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Funds were investing in higher quality securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high yield securities defaults, the Funds may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes and, therefore, tend to be more volatile than securities which pay interest periodically and in cash.

The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of the Funds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market

The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser does not rely solely on credit ratings when selecting securities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a security held by the Funds, the Funds may retain the security if the Adviser deems it in the best interest of investors.


ILLIQUID INVESTMENTS, RULE 144A SECURITIES, AND SECTION 4(2) SECURITIES (ALL FUNDS)

The Funds may each invest up to 15% of its net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or commercial paper issued pursuant to Section 4(2) under the Securities Act of 1933 that are determined to be liquid in accordance with guidelines established by each Trust's Board of Trustees. There may be delays in selling these securities and sales may be made at less favorable prices.


The Adviser may determine that a particular Rule 144A security is liquid and thus not subject to a Fund's limits on investment in illiquid securities, pursuant to guidelines adopted by the Board of Trustees. Factors that the Adviser must consider in determining whether a particular Rule 144A security is liquid include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutions might become, for a time, uninterested in purchasing these securities.

INVERSE FLOATING RATE OBLIGATIONS (FIXED INCOME FEEDER FUNDS)

The Funds may invest in inverse floating rate obligations ("inverse floaters"). Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed-income securities, the value of inverse floaters will generally decrease as interest rates increase. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates, but also to changes prepayment rates on the related underlying mortgage assets.

INVESTMENT COMPANY SECURITIES (ALL FUNDS)


Each Fund may invest in securities issued by other investment companies. Such securities will be acquired by a Fund within the limits prescribed by the 1940 Act, which generally include a prohibition against a Fund investing more than 10% of the value of its total assets in such securities. Investors should recognize that the purchase of securities of other investment companies results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such companies including operating costs, and investment advisory and administrative services fees. A Fund may not invest more than 5% of its total assets in the securities of any one investment company. The foregoing pertains to Funds or their underlying Portfolio. As described above, each Feeder Fund invests all of its assets in a single underlying Portfolio, and each of the LifeLine Funds may invest up to 100% of its assets in other investment companies.



The Investor Trust may, in the future, seek to achieve the investment objective of the New York Tax-Free Bond Fund, Growth and Income Fund and Mid-Cap Fund by investing all of their assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund. In such event, the investment advisory contracts for the Funds would be terminated and the administrative services fees paid by the Fund would be reduced. Such investment would be made only if the Trustees of the Trust believe that the aggregate per share expenses of the Fund and such other investment company will be less than or approximately equal to the expenses which the Fund would incur if the Trust was to continue to retain the services of an investment adviser for the Fund and the assets of the Funds were to continue to be invested directly in portfolio securities.


LENDING OF PORTFOLIO SECURITIES (ALL FUNDS)


Except as noted below, the Funds may lend portfolio securities in an amount up to 33 1/3% of total Fund assets. The Small Cap Equity Fund and Opportunity Fund may each lend portfolio securities in an amount up to 30% of total Fund assets. The New York Tax-Free Bond Fund and Mid-Cap Fund may each lend portfolio securities in an amount up to 33 1/3% of Fund net (rather than total) assets. Loans of portfolio securities may be made to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. Loans of portfolio securities earn income for the Fund and are collateralized by cash, cash equivalent or U.S. government securities. The Fund might experience a loss if the financial institution defaults on the loan. The borrower at the initiation of the loan must deposit with a Fund cash or cash equivalent collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities, and then must continue to make deposits as necessary to maintain collateral of at least 100% of the value of the loaned securities on a daily basis. Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the Fund must terminate the loan and vote the securities. Alternatively, the Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities. During the time portfolio securities are on loan, the borrower pays the lending Fund any interest or distributions paid on such securities. The Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.


MONEY MARKET SECURITIES (ALL FUNDS)


Each Fund's investments in money market instruments will consist of (i) short-term obligations of the U.S. Government, its agencies and instrumentalities; (ii) other short-term debt securities rated A or higher by Moody's or S&P or, if unrated, of comparable quality in the opinion of the Adviser; (iii) commercial paper, including master demand notes; (iv) bank obligations, including certificates of deposit, bankers' acceptances and time deposits: and (v) repurchase agreements. Securities issued or guaranteed as to principal and interest by the U.S. Government include a variety of Treasury securities, which differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the Treasury.

Considerations of liquidity and preservation of capital mean that a Fund may not necessarily invest in money market instruments paying the highest available yield at a particular time.

MORTGAGE DOLLAR ROLL TRANSACTIONS (FIXED INCOME FEEDER FUNDS)

The Funds may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, a Fund sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Fund will not be entitled to receive any interest or principal paid on the securities sold. A Fund is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. A Fund may also be compensated by receipt of a commitment fee. When a Fund enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the Fund's custodian. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Fund's investment restrictions.


MORTGAGE-RELATED SECURITIES (FIXED INCOME FEEDER FUNDS, GROWTH AND INCOME FUND, MID-CAP FUND, OPPORTUNITY FUND AND SMALL CAP EQUITY FUND)

The Funds may invest in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including CMOs. Interest and principal payments on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Mortgage-backed securities currently offer yields higher than those available from many other types of fixed-income securities, but because of their prepayment aspects, their price volatility and yield characteristics will change based on changes in prepayment rates.

There are two methods of trading mortgage-backed securities. A specific pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical mortgage transaction, called a TBA (to be announced) transaction, in which the type of mortgage securities to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. For example, in a TBA transaction an investor could purchase $1 million 30-year FNMA 9's and receive up to three pools on the settlement date. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. For example, an investor may request pools with particular characteristics, such as those that were issued prior to January 1, 1990. The most detailed specification of the trade is to request that the pool number be known prior to purchase. In this case the investor has entered into a specific pool transaction. Generally, agency pass-through mortgage-backed securities are traded on a TBA basis. The specific pool numbers of the securities purchased do not have to be determined at the time of the trade.

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

Mortgage-backed securities have yield and maturity characteristics that are dependent on the mortgages underlying them. Thus, unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on these securities include both interest and a partial payment of principal. In addition to scheduled loan amortization, payments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. Such prepayments may significantly shorten the effective durations of mortgage-backed securities, especially during periods of declining interest rates. Similarly, during periods of rising interest rates, a reduction in the rate of prepayments may significantly lengthen the effective durations of such securities.

Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial

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

banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the 12 Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues participation certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fixed Income Feeder Funds, Growth and Income Fund, Mid-Cap Fund, Opportunity Fund, and Small Cap Fund will not purchase mortgage-related securities or other assets which in the Adviser's opinion are illiquid if, as a result, more than 15% of the value of a Fund's net assets will be illiquid.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to a Fund's industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage- related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class.

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

Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

FHLMC CMOS. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds. Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities -- Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage- backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Stripped Mortgage-Backed Securities ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or IO class), while the other class will receive all of the principal (the principal-only or PO class). The cash flow and yields on IO and PO classes can be extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Mortgage-Backed Securities and Asset-Backed Securities - Types of Credit Support. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

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

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

OPTIONS AND FUTURES (FIXED INCOME FUNDS AND EQUITY FUNDS)


The Funds may invest in options and futures contracts to the extent set forth in the prospectus and this SAI. The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the return of a Fund. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit the potential of a Fund to realize gains as well as limit their exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position.

Options on Securities. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A Fund may write options for the purpose of attempting to increase its return and for hedging purposes. In particular, if a Fund writes an option which expires unexercised or is closed out by a Fund at a profit, the Fund retains the premium paid for the option less related transaction costs, which increases its gross income and offsets in part the reduced value of the portfolio security in connection with which the option is written, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the security underlying the option moves adversely to the Fund's position, the option may be exercised and the Fund will then be required to purchase or sell the security at a disadvantageous price, which might only partially be offset by the amount of the premium.

A Fund may write options in connection with buy-and-write transactions; that is, a Fund may purchase a security and then write a call option against that security. The exercise price of the call option a Fund determines to write depends upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. Put options may be used by a Fund in the same market environments in which call options are used in equivalent buy-and-write transactions.

A Fund may also write combinations of put and call options on the same security, a practice known as a "straddle." By writing a straddle, a Fund undertakes a simultaneous obligation to sell or purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be


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


exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option on a portfolio security, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a loss unless the security subsequently appreciates in value. The writing of options will not be undertaken by a Fund solely for hedging purposes, and may involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions will constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

A Fund may also purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in a Fund's portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. A Fund will purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such an increase occurs, the call option will permit the Fund to purchase the securities underlying such option at the exercise price or to close out the option at a profit. The premium paid for a call or put option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.

The staff of the SEC has taken the position that purchased over-the-counter options and certain assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of a Fund's assets (the "SEC illiquidity ceiling"). The Adviser intends to limit a Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Funds intend to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts the Funds have in place with such primary dealers will provide that the Funds have the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. A Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling imposed by the SEC staff. A Fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

Options on Securities Indices. A Fund may cover call options on securities indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where a Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund may also cover call options on securities indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price


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


of the call written if the difference is maintained by a Fund in cash or cash equivalents in a segregated account with its custodian. A Fund may cover put options on securities indices by maintaining cash or cash equivalents with a value equal to the exercise price in a segregated account with its custodian, or else by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian. Put and call options on securities indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

A Fund will receive a premium from writing a put or call option on a securities index, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's investment. By writing a put option, a Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

A Fund may also purchase put options on securities indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, a Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

The purchase of call options on securities indices may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on securities indices when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.


Risk Factors:


Imperfect Correlation of Hedging Instruments with the Fund's Portfolio. The ability of a Fund to effectively hedge all or a portion of its portfolio through transactions in options, futures contracts, and forward contracts will depend on the degree to which price movements in the underlying instruments correlate with price movements in the relevant portion of that Fund's portfolio. If the values of portfolio securities being hedged do not move in the same amount or direction as the instruments underlying options, futures contracts or forward contracts traded, a Fund's hedging strategy may not be successful and the Fund could sustain losses on its hedging strategy which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the instrument underlying an option, future contract or forward contract traded and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, a Fund's overall return could be less than if the hedging transaction had not been undertaken. In the case of futures and options based on an index of securities or individual fixed income securities, the portfolio will not duplicate the components of the index, and in the case of futures contracts and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contracts. As a result, the correlation probably will not be exact. Consequently, a Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation. In addition, where a Fund enters into forward contracts as a "cross hedge" (i.e., the purchase or sale of a forward contract on one currency to hedge against risk of loss arising from changes in value of a second currency), the Fund incurs the risk of imperfect correlation between changes in the values of the two currencies, which could result in losses.


The correlation between prices of securities and prices of options, futures contracts or forward contracts may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the option, futures contract and forward contract markets. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Sub-Adviser may still not result in a successful transaction. The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity or termination date of the option, futures contract or forward contract approaches.


The trading of options, futures contracts and forward contracts also entails the risk that, if the Adviser's judgment as to the general direction of interest or exchange rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates, and rates instead decline, the Fund will lose part or all of the benefit of the increased value of the securities being hedged, and may be required to meet ongoing daily variation margin payments.


It should be noted that the Intermediate Duration Fund, Opportunity Fund and Small Cap Equity Fund may each purchase and write options not only for hedging purposes, cash management, or to simulate investments in otherwise permissible securities, but also for the purpose of attempting to increase its return. As a result, the Intermediate Duration Fixed Income Fund, Opportunity Fund and Small Cap Equity Fund will incur the risk that losses on such transactions will not be offset by corresponding increases in the value of portfolio securities or decreases in the cost of securities to be acquired.


Potential Lack of a Liquid Secondary Market. Prior to exercise or expiration, a position in an exchange-traded option, futures contract or option on a futures contract can only be terminated by entering into a closing purchase or sale transaction, which requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. If no such market exists, it may not be possible to close out a position, and a Fund could be required to purchase or sell the underlying instrument or meet ongoing variation margin requirements. The inability to close out option or futures positions also could have an adverse effect on a Fund's ability effectively to hedge its portfolio.

The liquidity of a secondary market in an option or futures contract may be adversely affected by "daily price fluctuation limits," established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. Such limits could prevent a Fund from liquidating open positions, which could render its hedging strategy unsuccessful and result in trading losses. The exchanges on which options and futures contracts are traded have also established a number of limitations governing the maximum number of positions which may be traded by a trader, whether acting alone or in concert with others. Further, the purchase and sale of exchange-traded options and futures contracts is subject to the risk of trading halts, suspensions, exchange or clearing corporation equipment failures, government intervention, insolvency of a brokerage firm, intervening broker or clearing corporation or other disruptions of normal trading activity, which could make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.


Options on Futures Contracts. In order to profit from the purchase of an option on a futures contract, it may be necessary to exercise the option and liquidate the underlying futures contract, subject to all of the risks of futures trading. The writer of an option on a futures contract is subject to the risks of futures trading, including the requirement of initial and variation margin deposits.

Additional Risks of Transactions Related to Foreign Currencies and Transactions Not Conducted on

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

the United States Exchanges. The available information on which a Fund will make trading decisions concerning transactions related to foreign currencies or foreign securities may not be as complete as the comparable data on which a Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, and the markets for foreign securities as well as markets in foreign countries may be operating during non-business hours in the United States, events could occur in such markets which would not be reflected until the following day, thereby rendering it more difficult for a Fund to respond in a timely manner.


In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Fund's position, unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. This could make it difficult or impossible to enter into a desired transaction or liquidate open positions, and could therefore result in trading losses. Further, over-the-counter transactions are not subject to the performance guarantee of an exchange clearing house and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, a financial institution or other counterparty.

Transactions on exchanges located in foreign countries may not be conducted in the same manner as those entered into on United States exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions. Moreover, the SEC or the Commodities Futures Trading Commission ("CFTC") has jurisdiction over the trading in the United States of many types of over-the-counter and foreign instruments, and such agencies could adopt regulations or interpretations which would make it difficult or impossible for a Fund to enter into the trading strategies identified herein or to liquidate existing positions.

As a result of its investments in foreign securities, a Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in foreign currencies. A Fund may also be required to receive delivery of the foreign currencies underlying options on foreign currencies or forward contracts it has entered into. This could occur, for example, if an option written by a Fund is exercised or the Fund is unable to close out a forward contract it has entered into. In addition, a Fund may elect to take delivery of such currencies. Under such circumstances, a Fund may promptly convert the foreign currencies into dollars at the then current exchange rate. Alternatively, a Fund may hold such currencies for an indefinite period of time if the Sub-Adviser believes that the exchange rate at the time of delivery is unfavorable or if, for any other reason, the Sub-Adviser anticipates favorable movements in such rates.

While the holding of currencies will permit a Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes a Fund to risk of loss if such rates move in a direction adverse to a Fund's position. Such losses could also adversely affect a Fund's hedging strategies. Certain tax requirements may limit the extent to which a Fund will be able to hold currencies.

Pursuant to a claim for exemption filed with the CFTC and/or the National Futures Association on behalf of the Funds and the Adviser, the Funds and the Adviser are not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to CFTC regulations, the substantive limitations set forth in the Funds' exemption filing with respect to its use of futures contracts are no longer applicable.

When a Fund purchases a futures contract, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated will at all times equal the value of the futures contract, thereby insuring that the leveraging effect of such futures is minimized.


OTHER DEPOSITORY RECEIPTS (CDRS, EDRS, GDRS) (GROWTH AND INCOME FUND, MID-CAP FUND, AND INTERNATIONAL FUNDS)

The Funds may invest in depository receipts. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. GDRs are issued globally and evidence a similar ownership arrangements. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe and GDRs are designed for trading in non-U.S. securities markets. The Growth and Income Fund, Mid-Cap Fund and Overseas Equity Fund may each invest in EDRs, CDRs and GDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to holders of such receipts in respect of the deposited securities.

There are certain risks associated with investments in unsponsored depositary programs. Because the non-U.S. company does not actively participate in the creation of the depositary program, the underlying agreement for service and payment will be between the depositary and the shareholder. The company issuing the stock underlying the depositary receipts pays nothing to establish the unsponsored facility, as fees for depositary receipt issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment. In an unsponsored depositary program, there also may be several depositaries with no defined legal obligations to the non-U.S. company. The duplicate depositaries may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

In addition, with respect to all depositary receipts, there is always the risk of loss due to currency fluctuations.

PARTICIPATION INTERESTS (NY TAX-FREE BOND FUND)

The Fund may purchase Fund participation interests from banks in all or part of specific holdings of Municipal Obligations. The Fund has the right to sell the participation interest back to the bank and draw on the letter of credit or guarantee for all or any part of the full principal amount of the participation interest in the security, plus accrued interest. In some cases, these rights may not be exercisable in the event of a default on the underlying Municipal Obligations; in these cases, the underlying Municipal Obligations must meet the Fund's high credit standards at the time of purchase of the participation interest. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank. Participation interests will be purchased only if in the opinion of counsel interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Fund.

REPURCHASE AGREEMENTS (ALL FUNDS)

The Funds may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit and certain bankers' acceptances. Repurchase agreements are transactions by which a portfolio or fund purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. While repurchase agreements involve certain risks not associated with direct investments in the underlying securities, a Fund will follow procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized banks and registered broker-dealers having creditworthiness determined by the Adviser to be substantially equivalent to that of issuers of debt securities rated investment grade. In addition, each Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and that the Fund's custodian will take possession of such collateral. In the event of a default or bankruptcy by the seller, a Fund will seek to liquidate such collateral. The Adviser will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price plus accrued interest. However, the exercise of a Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. Repurchase agreements are considered to be loans by an investment company under the 1940 Act. It is the current policy of the Growth and Income Fund and Core Plus Fixed Income Fund not to enter into repurchase agreements exceeding in the aggregate 10% and 15% of the market value of the respective Fund's total assets. The Overseas Equity Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held for the Fund exceed 15% of the Fund's net assets.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of a Fund and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. While the managements of the Trusts and the Portfolios Trust acknowledge these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

SHORT-TERM TRADING (GROWTH AND INCOME FUND, MID-CAP FUND, AND INTERNATIONAL
FUNDS)


The Funds may engage in short-term trading. Although the Funds will not make a practice of short-term trading, purchases and sales of securities will be made whenever necessary or desirable in the management's view to achieve the investment objective of the Fund. A change in the securities held by a Fund is known as "portfolio turnover." Management does not expect that in pursuing the Fund's investment objective unusual portfolio turnover will be required and intends to keep turnover to a minimum consistent with each Fund's investment objective. The trading costs and tax affects associated with portfolio turnover may adversely affect the Fund's performance. The management believes unsettled market economic conditions during certain periods require greater portfolio turnover in pursuing a Fund's investment objectives than would otherwise be the case. A higher incidence of portfolio turnover will result in greater transaction costs to a Fund.


SOVEREIGN AND SUPRANATIONAL DEBT OBLIGATIONS (FIXED INCOME FEEDER FUNDS, MID-CAP FUND, OPPORTUNITY FUND, INTERNATIONAL EQUITY FUND AND SMALL CAP EQUITY FUND)

The Funds may invest in sovereign and supranational debt obligations. Debt instruments issued or guaranteed by foreign governments, agencies, and supranational ("sovereign debt obligations"), especially sovereign debt obligations of developing countries, may involve a high degree of risk, and may be in default or present the risk of default. The issuer of the obligation or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

SPECIAL FACTORS AFFECTING NEW YORK (NY TAX-FREE BOND FUND)


The Adviser intends to invest a high proportion of the New York Tax-Free Bond Fund's assets in New York municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk inherent in the Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio and should compare the yield available on a portfolio of New York issues with the yield of a more diversified portfolio including out-of-state issues before making an investment decision. The Adviser believes that by maintaining the Fund's investment portfolio in liquid, shorter-term municipal obligations, the Fund is somewhat insulated from the credit risks that may exist for long-term New York municipal obligations.

New York State and other issuers of New York municipal obligations have historically experienced periods of financial difficulties which have caused the credit ratings of certain of their obligations to be downgraded by certain rating agencies. Beginning in 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. In the early 1990s, New York faced additional financial difficulties which resulted in a lowering by Moody's and S&P of their credit ratings on certain New York municipal obligations. Recurrence of such financial difficulties could result in defaults or declines in the market values of various New York municipal obligations in which the Fund may invest. There can be no assurance that credit ratings on obligations of New York State and New York City and other New York municipal obligations will not be downgraded further.


The fiscal stability of New York is related, at least in part, to the fiscal stability of its localities and authorities. Various State agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the State through lease-purchase arrangements, other contractual arrangements or moral obligation provisions. While debt service is normally paid out of revenues generated by projects of such State agencies, authorities and localities, the State has had to provide special assistance in recent years, in some cases of a recurring nature, to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. To the extent State agencies and local governments require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing could be adversely affected.

New York City's general obligation debt is rated A2 by Moody's, A by S&P and A+ by Fitch.


For further information concerning New York municipal obligations, see Appendix C to this SAI. The summary set forth above and in Appendix C is included for the purpose of providing a general description of New York State and New York City credit and financial conditions. This summary is based on information from statements of issuers of New York Municipal Obligations and does not purport to be complete.


SWAPS, CAPS, FLOORS AND COLLARS (FIXED INCOME FEEDER FUNDS)

The Funds may enter into swap contracts and other similar instruments in accordance with its policies. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified index includes currencies, fixed interest rates, prices and total return on interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which a Fund may enter will generally involve an agreement to pay interest streams calculated by reference to interest income linked to a specified index in one currency in exchange for a specified index in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

The swaps in which a Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium) and the other party pays periodic amounts based on the movement of a specified index.

The Funds will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two returns. A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or other liquid securities, to avoid any potential leveraging. A Fund will not enter into any swap agreement unless the unsecured commercial paper, senior debt or the claims-paying ability of the counterparty is rated AA or A-1 or better by S&P or Aa or P-1 or better by Moody's, rated comparably by another NRSRO or determined by the Adviser to be of comparable quality.

Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

U.S. GOVERNMENT SECURITIES (ALL FUNDS)

The Funds may invest in U.S. Government Securities to the extent set forth in the prospectus and this SAI. The International Equity Portfolio may invest in U.S. Government Securities for liquidity purposes and for temporary defensive purposes. U.S. Government securities include bills, notes, and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government.

Some U.S. Government securities are supported by the direct full faith and credit pledge of the U.S. Government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. Government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.


WARRANTS (GROWTH FUND, INTERNATIONAL FUNDS, VALUE FUND)


A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Once a warrant expires, it has no value in the market. Warrant positions will not be used to increase the leverage of a Fund. Consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES (FIXED INCOME FUNDS, GROWTH AND INCOME FUND AND MID-CAP FUND)

The Funds may purchase securities on a when-issued or delayed-delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the transaction. The when-issued securities are subject to market fluctuation and no interest accrues to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself in which case there could be an unrealized loss at the time of delivery. If the other party to a when-issued transaction fails to deliver or pay for the security, a Fund could miss a favorable price or yield opportunity or suffer a loss.


The Growth and Income Fund and Mid-Cap Fund will each hold liquid assets in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will hold additional liquid assets on a daily basis so that the value of the assets segregated is equal to the amount of such commitments. It is the current policy of the Growth and Income Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

The Fixed Income Funds may invest in "when-issued" municipal obligations. New issues of municipal obligations may be offered on a "when-issued" or "forward delivery" basis. The payment obligation and the interest rate that will be received on the municipal obligations offered on this basis are each fixed at the time a Fund commits to the purchase, although settlement, i.e., delivery of and payment for the municipal obligations, takes place beyond customary settlement time (but normally within 45 days of the commitment). Between the time a Fund commits to purchase the "when-issued" or "forward delivery" municipal obligation and the time delivery and payment are made, the "when-issued" or "forward delivery" municipal obligation is treated as an asset of the Fund and the amount which the Fund is committed to pay for that municipal obligation is treated as a liability of the Fund. No interest on a "when-issued" or "forward delivery" municipal obligation is accrued for a Fund until delivery occurs. Although a Fund only makes commitments to purchase "when-issued" or "forward delivery" municipal obligations with the intention of actually acquiring them, the Fund may sell these obligations before the settlement date if deemed advisable by the Adviser.


Purchasing municipal obligations on a "when-issued" or "forward delivery" basis can involve a risk that the yields available in the market on the settlement date may actually be higher (or lower) than those obtained in the transaction itself and, as a result, the "when-issued" or "forward delivery" municipal obligation may have a lesser (or greater) value at the time of settlement than a Fund's payment obligation with respect to that municipal obligation. Furthermore, if a Fund sells the "when-issued" or "forward delivery" municipal obligation before the settlement date or if a Fund sells other obligations from the Fund's portfolio in order to meet the payment obligations, the Fund may realize a capital gain, which is not exempt from federal, New York State or New York City income taxation.

Municipal obligations purchased on a "when-issued" or "forward delivery" basis and the securities held in a Fund's portfolio are subject to changes in value (both generally changing in the same way, that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a "when-issued" or "forward delivery" basis, short-term obligations that offer same day settlement and earnings normally are purchased. Although short-term investments normally are in tax-exempt securities, short-term taxable securities may be purchased if suitable short-term tax-exempt securities are not available. At the time the Fixed Income Funds enter into a transaction on a "when-issued" or forward delivery basis, it will segregate cash, cash equivalents or high quality debt securities equal to the amount of the "when-issued" or "forward delivery" commitment. For the purpose of determining the adequacy of the securities segregated, the securities are valued at market value. If the market value of such securities declines, additional cash or high quality debt securities are segregated daily so that the value of the segregated securities equals the amount of a Fund's commitments. On the settlement date of the "when-issued" or "forward delivery" securities, the Fixed Income Funds' obligations are met from then-available cash flow, sale of segregated securities, sale of other securities or, although not normally expected, from sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or lesser than a Fund's payment obligations).

WRITING COVERED CALLS (GROWTH AND INCOME FUND, MID-CAP FUND)

The Funds may seek to earn premiums by writing covered call options against some of the securities in its portfolio provided the options are listed on a national securities exchange. A call option is "covered" if a Fund owns the underlying securities covered by the call. The purchaser of the call option obtains the right to acquire these securities at a fixed price (which may be less than, the same as, or greater than the current market price of such securities) during a specified period of time. A Fund, as the writer of the option, forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit.


A Fund retains the risk of loss should the price of the underlying security decline below the purchase price of the underlying security minus the premium.

To the extent permitted under this SAI, a Fund may engage in transactions for the purchase and sale of stock index options, stock index futures contracts and options on stock index futures.


ZERO COUPON OBLIGATIONS (FIXED INCOME FUNDS, GROWTH AND INCOME FUND, MID-CAP
FUND)


The Funds may invest in zero coupon obligations, which are fixed-income securities that do not make regular interest payments. Instead, zero coupon obligations are sold at substantial discounts from their face value. A Fund will accrue income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy a Fund's distribution obligations, in which case the Fund will forego the purchase of additional income-producing assets with these funds. The difference between a zero coupon obligation's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero coupon obligations may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon obligation prices may also exhibit greater price volatility than ordinary fixed-income securities because of the manner in which their principal and interest are returned to the investor.


                               PORTFOLIO TURNOVER


      For the purposes of this section, the term "Adviser" also includes the Sub-Advisers for the Equity Funds.

      The Adviser manages each Fund generally without regard to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. In general, a Fund will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. The Adviser engages in portfolio trading for a Fund if it believes a transaction net of costs (including custodian charges) will help achieve the investment objective of the Fund. In managing the Fund's portfolio, the Adviser seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Expenses to each Fund, including brokerage commissions, and the realization of capital gains which are taxable to the Fund's shareholders tend to increase as the portfolio turnover increases.


      For the fiscal years ended October 31, 2005 and October 31, 2004, the portfolio turnover rate for each Fund or its underlying Portfolio was:


FUND                                                        2005         2004
-----                                                    ----------   ----------
Intermediate Duration Fund +                               107.26%      50.06%
Core Plus Fund ++                                          176.60%      34.88%
New York Tax-Free Bond Fund                                 13.87%      26.96%

Growth Fund*                                                79.54%      53.08%
Growth and Income Fund                                     106.49%      73.68%
Mid-Cap Fund                                               169.62%     106.72%
Overseas Equity Fund                                        31.32%     106.11%
Opportunity Fund                                            63.95%      81.75%
Value Fund*                                                 16.45%      10.33%
Advisor Core Plus Fund+++                                  176.60%      34.88%
International Equity Fund                                   31.32%     106.11%
Small Cap Equity Fund                                       63.95%      81.75%
LifeLine Aggressive Growth Strategy Fund**                  49.10%        N/A
LifeLine Growth Strategy Fund**                             69.23%        N/A
LifeLine Moderate Growth Strategy Fund**                    84.55%        N/A
LifeLine Conservative Growth Strategy Fund**                72.14%        N/A
LifeLine Conservative Income Strategy Fund**                79.90%        N/A



^ For each of the Feeder Funds and LifeLine Funds, the turnover rate is calculated based upon the Fund's interest in the underlying Portfolio or Portfolios in which the Fund invested for the fiscal year ended October 31, 2005. The Core Fixed Income Fund, High Yield Fixed Income Fund and Short Duration Fund had not commenced operations as of October 31, 2005.

+     Formerly the Limited Maturity Fund

++    Formerly the Bond Fund

+++   Formerly the Fixed Income Fund

*     The Growth Fund and the Value Fund commenced operations on May 7th, 2004.

** The LifeLine Funds did not have operations during the fiscal year ended October 31, 2004.



      The portfolio turnover rate increased from 2004 to 2005 on the Intermediate Duration Portfolio, Core Plus Portfolio, Growth and Income Fund and and Mid-Cap Fund due to the repositioning of the Funds during the period. The portfoloio turnover rate decreased on the International Equity Portfolio due to market conditions during the period.


      If a Fund (or Portfolio) has a high portfolio turnover rate (e.g. 100% or more), transaction costs incurred by the Fund (or Portfolio), and the realized capital gains and losses may be greater than those of a Fund (or Portfolio) with a lesser portfolio turnover rate. See "Portfolio Transactions" and "Tax Matters" below.

                    PORTFOLIO MANAGEMENT - FIXED INCOME FUNDS

FIXED INCOME FEEDER FUNDS (Fixed Income Portfolios)

      The Adviser's investment strategy for achieving the Fixed Income Funds' investment objectives has two basic components: maturity and duration management and value investing.

      Maturity and Duration Management. Maturity and duration management decisions are made in the context of the average maturity orientation for each Fund, as set forth in the Prospectus. The maturity structure of each Portfolio is adjusted in anticipation of cyclical interest rate changes. Such adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer term, secular shifts in the levels of interest rates (i.e., shifts transcending and/or not inherent to the business cycle). Adjustments made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for the Adviser's maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators.

      Value Investing. The second component of the Adviser's investment strategy for the Fixed Income Portfolios is value investing, whereby the Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. [Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with embedded put or call options which are attractive on a risk- and option-adjusted basis.] Successful value investing will permit the portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged.

NEW YORK TAX-FREE BOND FUND


      The Adviser intends to fully manage the Fund's portfolio by buying and selling securities, as well as by holding selected securities to maturity. In managing the Fund's portfolio, the Adviser seeks to maximize the return on the Fund's portfolio by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers, which may include use of the following strategies:


      1. shortening the average maturity of the portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal;

      2. lengthening the average maturity of the portfolio in anticipation of a decline in interest rates so as to maximize tax-exempt yield;

      3. selling one type of debt security (e.g., revenue bonds) and buying another (e.g., general obligation bonds) when disparities arise in the relative values of each; and

      4. changing from one debt security to an essentially similar debt security when their respective yields are distorted due to market factors.

      Distributions of gains, if any, realized from the sale of New York Municipal Obligations or other securities are subject to regular federal income taxes and New York State and New York City personal income taxes. These strategies may result in increases or decreases in the Fund's current income available for distribution to the Fund's shareholders and in the holding for the Fund of securities which sell at moderate to substantial premiums or discounts from face value. Moreover, if the expectations of changes in interest rates or the evaluation of the normal yield relationship between two securities proves to be incorrect, the Fund's income, net asset value per share and potential capital gain may be decreased or its potential capital loss may be increased.


      The Trustees of the Investor Trust have adopted the requirement that futures contracts only be used for the New York Tax-Free Bond Fund as a hedge and not for speculation. The Investor Trust has no current intention of entering into any futures contract for the New York Tax-Free Bond Fund in the foreseeable future.

      The Fund will not invest more than 5% of its assets in participation interests. The Fund has no current intention of purchasing any participation interests in the foreseeable future.


                             PORTFOLIO TRANSACTIONS

      For the purposes of this section, the term "Adviser" also includes the Sub-Advisers for the Equity Funds.

      The Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. The Trusts have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities for the Funds. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of each Fund's shareholders rather than by any formula. In placing orders for each Fund, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although each Fund does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. To the extent consistent with applicable legal requirements, the Adviser may place orders for the purchase and sale of investments for a Fund with a broker-dealer affiliate of the Adviser.

      The Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing each Fund. The management fee paid from each Fund or Portfolio is not reduced because the Adviser and its affiliates receive such services.


      Generally, fixed income securities and money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with HSBC Bank USA, the Adviser (including a Sub-Adviser to the relevant Fund or Portfolio), the Fund (or Portfolio) or BISYS Fund Services are prohibited from dealing with the Fund as a principal in the purchase and sale of securities except in accordance with regulations adopted by the SEC. A Fund may purchase municipal obligations from underwriting syndicates of which the Distributor or other affiliate is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act. Under the 1940 Act, persons affiliated with the Adviser, the Fund or BISYS Fund Services may act as a broker for the Fund. In order for such persons to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such persons must be reasonable and fair compared to the commissions, fees or other remunerations paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliate to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Trustees of the Trusts regularly review any commissions paid by the Funds to affiliated brokers. The Funds will not do business with nor pay commissions to affiliates of the Adviser in any portfolio transactions where they act as principal.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause a Fund (or Portfolio) to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of commission for effecting a securities transaction for a Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction, provided the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or its respective overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising each Fund.

      The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement. Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Funds and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement. The SEC has published proposed interpretative guidance that would tighten existing standards concerning the types of expenses that qualify for the
Section 28(e) safe harbor and set forth certain steps that investment advisers would need to take in order to ensure such qualification.


      Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by a Fund, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided such Research.

      Investment decisions for each Fund or Portfolio and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for a Fund and for other clients of the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, the Adviser believes that the Funds' ability to participate in volume transactions will produce better executions for the Funds.

      The Boards of Trustees of the Trusts have adopted a policy to ensure compliance with Rule 12b-1(h) under the 1940 Act in the selection of broker-dealers to execute portfolio transactions for the Funds. Generally, Rule 12b-1(h) prohibits the Funds from compensating a broker-dealer for promotion or sale of Fund shares by directing to the broker-dealer securities transactions or remuneration received or to be received from such portfolio securities transactions.


      If a Fund invests primarily in fixed-income securities, it is anticipated that most purchases and sales will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, such Funds would not ordinarily pay significant brokerage commissions with respect to their securities transactions.


      In the United States and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by each Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.

      For the fiscal years ended October 31, 2005, 2004 and 2003, the Funds (or the corresponding underlying Portfolios) paid aggregate brokerage commissions as shown in the following table:


FUND^                                         2005         2004         2003
-----                                      ----------   ----------   ----------

Growth Portfolio*                          $   75,164   $   47,606          N/A
Growth and Income Fund                     $  465,974   $  391,857   $  379,881
Mid-Cap Fund                               $  422,678   $  474,162   $  623,915
International Equity Portfolio             $  191,558   $  501,585   $  716,789
Small Cap Equity Portfolio                 $  636,182   $  846,081   $1,810,352
Value Portfolio*                           $   52,133   $   13,812          N/A

^ Each of the Feeder Funds and LifeLine Funds bear a proportionate share of the amounts applicable to the underlying Portfolio or Portfolios, to the extent of their investment in the underlying Portfolio or Portfolios. The Intermediate Duration, Core Plus Fund and Advisor Core Plus Fund (formerly the Limited Maturity Fund, Bond Fund and Fixed Income Fund, respectively) and the New York Tax-Free Bond Fund paid no brokerage commissions during the last three fiscal years. The Core Fixed Income Fund, High Yield Fixed Income Fund and Short Duration Fund had not commenced operations as of October 31, 2005.



*     The Growth Fund and the Value Fund commenced operations on May 7, 2004.

** The LifeLine Funds did not have operations during the fiscal years ended October 31, 2004 or 2003.



The LifeLine Funds did not have operations during the fiscal years ended October 31, 2004 and 2003. LifeLine Aggressive Growth Strategy Fund, LifeLine Growth Strategy Fund, LifeLine Moderate Growth Strategy Fund, LifeLine Conservative Growth Strategy Fund, and LifeLine Conservative Income Fund commenced operations on February 9, 2005, February 1, 2005, February 1, 2005, February 17, 2005, and February 8, 2005, respectively.

During the last fiscal year ended October 31, 2005, the Funds acquired securities issued by their regular brokers or dealers, or their parent companies, as follows. The following shows the aggregate holdings of the securities of each such issuer as of October 31, 2005. (For these purposes a regular broker or dealer includes any of the (a) ten brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the Trust's portfolio transactions during the its most recent fiscal year, (b) ten brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Trust during its most recent fiscal year, or (c) ten brokers or dealers that sold the largest dollar amount of securities of the Funds during the Trust's most recent fiscal year.)



                                                                                                                          Credit
                                         Goldman                    HSBC         Chase        Salomon      Barclay's    Suisse First
                          JP Morgan       Sachs      Citigroup   Securities   Securities    Smith Barney   Bank PLC        Boston
                          ----------   ----------   ----------   ----------   -----------   ------------   ----------   ------------
Intermediate              $  341,004                $  424,549
Duration
Portfolio +

Core Plus                 $1,787,410                $1,344,405   $1,011,001   $   751,717   $    686,135
Portfolio ++

New York Tax
Free Bond *

Growth                                 $  524,436                $1,106,735
Portfolio

Growth and                $  952,120
Income Fund

Value Portfolio           $1,433,673                $1,680,446

Mid-Cap Fund*

International                                                                                              $4,064,675   $  3,588,142
Equity
Portfolio

Small Cap                                                        $3,433,854
Equity
Portfolio



+     Formerly the Limited Maturity Portfolio

++    Formerly the Fixed Income Portfolio

* The New York Tax-Free Bond Fund and the Mid-Cap Fund did not acquire any securities issued by the Funds' regular brokers, dealers, or their parent companies.


                               PORTFOLIO HOLDINGS

      The Boards of Trustees of the Trusts have adopted policies and procedures for the respective Trusts relating to disclosure of each Trust's portfolio securities (the "Policy"). The Policy is designed to ensure disclosure of holdings information where necessary to each Trust's operation or useful to each Trust's shareholders without compromising the integrity or performance of such Trust.

      Pursuant to applicable law, each Trust is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter. Each Trust discloses a complete schedule of investments in each Semi-Annual Report and Annual Report to Shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.

      These reports are also available, free of charge, on the Trusts' website at www.investorfunds.us.hsbc.com. The Trusts' website also provides information about each Fund's (or underlying Portfolio's) top 10 holdings, sector holdings and other characteristics data as of the end of the most recent calendar quarter. This information on the website is provided with a lag of at least 60 days and is available until updated as of the next fiscal quarter. The information on the Trusts' website is publicly available to all categories of persons.


      The Trusts or the Adviser may share non-public holdings information of the Trusts sooner than 60 days of the end of each fiscal quarter with the Adviser and other service providers to the Trusts (including the Trusts' custodian - HSBC in the case of domestic assets, Investors Bank & Trust with respect to the international securities; the Trusts' administrator, BISYS; and pricing services such as FT Interactive). In addition, each Trust may share non-public holdings information with mutual fund ranking and rating services, including Standard & Poor's Corporation, Morningstar ("Morningstar"), Lipper Analytical Services ("Lipper"), and Bloomberg L.P. (Bloomberg"). These service providers and other entities owe contractual, fiduciary, or other legal duties of confidentiality to the Trusts or the Adviser that foster reasonable expectations that holdings information will not be misused. The Trusts' Officers may authorize disclosure of the Trusts' holdings portfolio information to service providers where such service provider needs information to fulfill its duties.


      The Trusts may also disclose information about portfolio holdings to mutual fund evaluation services that agree not to disclose the information to third parties and that enter into a Confidentiality Agreement. Such Confidentiality Agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that such information will be used solely for the purpose of analysis and evaluation of the portfolio. Disclosures may be made to other third parties under a Confidentiality Agreement satisfactory to fund counsel and the Chief Compliance Officer ("CCO"). The Confidentiality Agreement prohibits anyone in possession of non-public holdings information from purchasing or selling securities based on such information, or from disclosing such information to other persons, except for those who are actually engaged in, and need to know, such information to perform services for the portfolio.

      Currently, the Trusts have arrangements to provide additional disclosure of holdings information to the following evaluation services: Lipper, Morningstar, and Bloomberg.

      No compensation or other consideration is paid to or received by any party in connection with the disclosure of holdings information, including the Trusts, the Adviser and its affiliates.


      Pursuant to the Policy, the Trust's Chief Compliance Officer ("CCO") may authorize exceptions and allow disclosures under other circumstances he or she deems appropriate. In addition, the Funds (or underlying Portfolios) may disclose their holdings, as appropriate, in conformity with the foregoing principles. Compliance with the Policy (including the use of the portfolio holdings information) will be monitored by the CCO or his or her designee on a regular basis, and any violations constituting a "Material Compliance Matter" as defined under Rule 38a-1 of the 1940 Act will be reported by the CCO to the Boards of Trustees.


                             INVESTMENT RESTRICTIONS

      The Trusts, with respect to each Fund, and the Portfolio Trust, with respect to the underlying Portfolios, have adopted certain fundamental and non-fundamental investment restrictions. Fundamental investment restrictions may not be changed without approval by holders of a "majority of the outstanding voting securities" of the Fund or its corresponding Portfolio. The term "majority of the outstanding voting securities" as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund or the Portfolio present at a meeting, if the holders of more than 50% of the outstanding "voting securities" are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities." The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.


ALL INCOME FUNDS AND EQUITY FUNDS

      Each of the Income Funds and Equity Funds is subject to the following non-fundamental restrictions, in addition to the fundamental and non-fundamental restrictions set forth below under the headings for each Fund:


1. The Fund may not purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures.

2. The Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options and futures contracts are not deemed to constitute short sales of securities.


3. The Fund may not invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the SEC.

CORE FIXED INCOME FUND (CORE FIXED INCOME PORTFOLIO), HIGH YIELD FIXED INCOME FUND (HIGH YIELD PORTFOLIO), AND SHORT DURATION FUND (SHORT DURATION PORTFOLIO)

      As a matter of fundamental policy, the Fund will not (except that none of the following investment restrictions shall prevent the Fund from investing all of its assets in a separate registered investment company with substantially the same investment objectives):

      1.  borrow money, except to the extent permitted under the 1940 Act;

      2.  issue any senior securities, except as permitted under the 1940 Act;

      3. act as underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation of purchases of restricted securities;

      4. purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts;

      5. purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

      6. make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act; and

      7. purchase any securities, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause
          (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

      In applying fundamental policy number 7, mortgage-backed securities need not be considered a single industry, and shall be classified as follows for purposes of the concentration policy. Mortgage-backed securities issued by governmental agencies and government-related organizations shall be excluded from the limitation in fundamental policy number seven. Private mortgage-backed securities (i.e., not issued or guaranteed by a governmental agency or government-related organization) that are backed by mortgages on commercial properties shall be treated as a separate industry from private mortgage-backed securities backed by mortgages on residential properties.

CORE PLUS FIXED INCOME FUND (CORE PLUS FIXED INCOME PORTFOLIO) / ADVISOR TRUST CORE PLUS FIXED INCOME FUND (CORE PLUS FIXED INCOME PORTFOLIO)

      As a matter of fundamental policy, the Core Plus Fund/Advisor Trust Core Plus Fixed Income Fund will not (except that none of the following investment restrictions shall prevent the Investor Trust from investing all of the Fund's assets in a separate registered investment company with substantially the same investment objectives):

1. invest in physical commodities or contracts on physical commodities;

2. purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

3. make loans except: (i) by purchasing debt securities in accordance with its investment objective and policies, or entering into repurchase agreements, and
(ii) by lending its portfolio securities;

4. with respect to 75% of its assets, purchase a security if, as a result, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer;

5. with respect to 75% of its assets, purchase securities of any issuer if, as the result, more than 5% of the Portfolio's (Fund's) total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

6. underwrite the securities of other issuers (except to the extent that the Portfolio (Fund) may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities);


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7. acquire any securities of companies within one industry if as a result of such acquisition, more than 25% of the value of the Portfolio's (Fund's) total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio (Fund) adopts a temporary defensive position; and provided further that mortgage-backed securities shall not be considered a single industry for the purposes of this investment restriction;

8. borrow money (including from a bank or through reverse repurchase agreements or forward dollar roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio (Fund) may borrow as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio
(Fund) maintains asset coverage of at least 300% for all such borrowings;

9. issue senior securities, except as permitted under the 1940 Act.

      In applying fundamental policy number 7, mortgage-backed securities need not be considered a single industry, and shall be classified as follows for purposes of the concentration policy. Mortgage-backed securities issued by governmental agencies and government-related organizations shall be excluded from the limitation in fundamental policy number 7. Private mortgage-backed securities (i.e., not issued or guaranteed by a governmental agency or government-related organization) that are backed by mortgages on commercial properties shall be treated as a separate industry from private mortgage-backed securities backed by mortgages on residential properties.

      In applying fundamental policy number 8, borrowing for the purposes of meeting redemption requests that in the aggregate constitute 5% or more of the Portfolio's (Fund's) net assets shall be deemed to be borrowings made for emergency purposes.

      The Core Plus Fund / Advisor Trust Core Plus Fixed Income Fund are also subject to the following restrictions which may be changed by their respective Boards of Trustees without investor approval (except that none of the following investment policies shall prevent the Trust or Advisor Trust from investing all of the assets of the Fund in a separate registered investment company with substantially the same investment objectives).

      As a matter of non-fundamental policy, the Fund will not:

1. invest in futures and/or options on futures to the extent that its outstanding obligations to purchase securities under any future contracts in combination with its outstanding obligations with respect to options transactions would exceed 35% of its total assets;

2. invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its total assets, except that this limitation does not apply to warrants acquired in units or attached to securities; or

3. enter into repurchase agreements exceeding in the aggregate 15% of the market value of its total assets.


INTERMEDIATE DURATION FIXED INCOME FUND

      As a matter of fundamental policy, the Intermediate Duration Fund will not (except that none of the following investment restrictions shall prevent the Trust from investing all of the Fund's assets in a separate registered investment company with substantially the same investment objectives):

      1.  invest in physical commodities or contracts on physical commodities;

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

      2. purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interest in real estate;

      3. make loans except: (i) by purchasing debt securities in accordance with its investment objective and policies, or entering into repurchase agreements, and (ii) by lending its portfolio securities;

      4. with respect to 75% of its assets, purchase a security if, as a result, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer;

      5. with respect to 75% of its assets, purchase securities of any issuer if, as the result, more than 5% of the Portfolio's (Fund's) total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

      6. underwrite the securities of other issuers (except to the extent that the Portfolio (Fund) may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities);

      7. acquire any securities of companies within one industry if as a result of such acquisition, more than 25% of the value of the Portfolio's (Fund's) total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio
          (Fund) adopts a temporary defensive position; and provided further that mortgage-backed securities shall not be considered a single industry for the purposes of this investment restriction;

      8. borrow money (including from a bank or through reverse repurchase agreements or forward dollar roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio (Fund) may borrow as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio
          (Fund) maintains asset coverage of at least 300% for all such borrowings;

      9.  issue senior securities, except as permitted under the 1940 Act.

      In applying fundamental policy number 7, mortgage-backed securities need not be considered a single industry, and shall be classified as follows for purposes of the concentration policy. Mortgage-backed securities issued by governmental agencies and government-related organizations shall be excluded from the limitation in fundamental policy number 7. Private mortgage-backed securities (i.e., not issued or guaranteed by a governmental agency or government-related organization) that are backed by mortgages on commercial properties shall be treated as a separate industry from private mortgage-backed securities backed by mortgages on residential properties.

      The Fund is also subject to the following restrictions which may be changed by the Board of Trustees without investor approval (except that none of the following investment policies shall prevent the Trust from investing all of the assets of the Fund in a separate registered investment company with substantially the same investment objectives). As a matter of non-fundamental policy, the Fund will not:

      1. invest in futures and/or options on futures to the extent that its outstanding obligations to purchase securities under any future contracts in combination with its outstanding obligations with respect to options transactions would exceed 35% of its total assets;

      2. invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its total assets, except that this limitation does not apply to warrants acquired in units or attached to securities.

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NEW YORK TAX-FREE BOND FUND

      As a matter of fundamental policy, the New York Tax-Free Bond Fund may not:

      1. borrow money or pledge, mortgage or hypothecate assets of the Fund, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the value of the net assets of the Fund, including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only to accommodate requests for the redemption of shares of the Fund while effecting an orderly liquidation of portfolio securities), provided that collateral arrangements with respect to futures contracts, including deposits of initial and variation margin, are not considered a pledge of assets for purposes of this Investment Restriction;

      2. purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities and except that deposits of initial and variation margin in connection with the purchase, ownership, holding or sale of futures contracts may be made;

      3. underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling a portfolio security for the Fund;

      4. make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short-term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4) the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

      5. purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

      6. concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry, except that positions in futures contracts shall not be subject to this Investment Restriction and except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund;

      7. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above, and provided that collateral arrangements with respect to futures contracts, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this Investment Restriction;

      8. write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the writing, purchase, ownership, holding or sale of futures contracts;

      9. invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days); provided, however, that this Investment Restriction shall not apply to
          (a) any security if the holder thereof is permitted to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such security or by tendering or "putting" such security to a third party, or (b) the investment by the Trust of all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund;

      10. purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund, except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund; or

      11. purchase more than 10% of all outstanding debt obligations of any one issuer (other than obligations issued by the U.S. Government, its agencies or instrumentalities).

      For purposes of the investment restrictions described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the SEC, be considered a separate security and treated as an issue of such government, other entity or bank.

      In applying fundamental policy number 1, borrowing for the purposes of meeting redemption requests that in the aggregate constitute 5% or more of the Fund's net assets shall be deemed to be borrowings made for emergency purposes.


      As a matter of non-fundamental policy:

        1. No futures contract will be entered into for the New York Tax-Free Bond Fund if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund would exceed 5% of the market value of the total assets of the Fund.
        2. The aggregate market value of the futures contracts held for the Fund not exceed 50% of the market value of the Fund's total assets.

      Neither of the above restrictions will be changed by the Board of Trustees without considering the policies and concerns of the various federal and state regulatory agencies.


GROWTH FUND (GROWTH PORTFOLIO) and VALUE FUND (VALUE PORTFOLIO)

      As a matter of fundamental policy, each of the Growth Fund and Value Fund will not (except that none of the following investment restrictions shall prevent the Trust from investing all of the Growth Fund's or Value Fund's assets in a separate registered investment company with substantially the same investment objective):

      1.  invest in physical commodities or contracts on physical commodities;

      2. purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

      3. make loans except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees and except as otherwise in accordance with the Portfolio's investment objective and policies;

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


      4. borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio (Fund) maintains asset coverage of at least 300% for all such borrowings;


      5. underwrite the securities of other issuers (except to the extent that the Portfolio (Fund) may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities);


      6. acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Portfolio's (Fund's) total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio (Fund) adopts a temporary defensive position;


      7.  issue senior securities, except as permitted under the 1940 Act;


      8. with respect to 75% of its assets, the Portfolio (Fund) will not purchase securities of any issuer if, as a result, more than 5% of the Portfolio's (Fund's) total assets taken at market value would be invested in the securities of any single issuer; and

      9. with respect to 75% of its assets, the Portfolio (Fund) will not purchase a security if, as a result, the Portfolio (Fund) would hold more than 10% of the outstanding voting securities of any issuer.


      As a matter of non-fundamental policy, the Fund will not:

      1. enter into a futures contract if, immediately thereafter, the value of securities and other obligations underlying all such futures contracts would exceed 50% of the value of the Fund's total assets. Moreover, the Fund will not purchase put and call options if, as a result, more than 5% of its total assets would be invested in such options;

      2. invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its total assets, except that this limitation does not apply to warrants acquired in units or attached to securities.

GROWTH AND INCOME FUND

      The Growth and Income Fund observes the following fundamental investment restrictions. Except as otherwise noted, the Fund may not:

      1. purchase securities on margin or purchase real estate or interest therein, commodities or commodity contracts, but may purchase and make margin payments in connection with financial futures contracts and related options);

      2. with respect to 75% of its total assets (taken at market value), purchase a security if as a result (1) more than 5% of its total assets (taken at market value) would be invested in the securities (including securities subject to repurchase agreements), of any one issuer, other than obligations which are issued or guaranteed by the United States Government, its agencies or instrumentalities or (2) the Fund would own more than 10% of the outstanding voting securities of such issuer;

      3. engage in the underwriting of securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter in selling, as part of an offering registered under the Securities Act of 1933, as amended, securities which it has acquired;

      4. effect a short sale of any security (other than index options or hedging strategies to the extent otherwise permitted), or issue senior securities except as permitted in paragraph (5). For purposes of

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

          this restriction, the purchase and sale of financial futures contracts and related options does not constitute the issuance of a senior security;

      5. borrow money, except that the Fund may borrow from banks where such borrowings would not exceed 33-1/3% of its total assets (including the amount borrowed) taken at market value; or pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by this paragraph and then only if such pledging, mortgaging or hypothecating does not exceed 33-1/3% of the Fund's total assets taken at market value;

      6. invest for the purpose of exercising control over management of any company;

      7. invest more than 10% of its total assets in the securities of other investment companies;

      8. invest in any security, including repurchase agreements maturing in over seven days or other illiquid investments which are subject to legal or contractual delays on resale or which are not readily marketable, if as a result more than 15% of the market value or respective Fund's total assets would be so invested;

      9. purchase interests in oil, gas, or other mineral exploration programs of real estate and real estate mortgage loans except as provided in the Prospectus of the Fund; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, other minerals or companies which purchase or sell real estate or real estate mortgage loans;

      10. have dealings on behalf of the Fund with Officers and Trustees of the Fund, except for the purchase or sale of securities on an agency or commission basis, or make loans to any officers, directors or employees of the Fund;

      11. purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would exceed 25% of the current value of the Fund's total assets, provided that (a) there is no limitation with respect to investments in obligations of the United States Government, its agencies or; (b) wholly-owned finance companies will be considered to be in the industries of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; and

      12. make loans, except that the Fund may make loans or lend its portfolio securities if, as a result, the aggregate of such loans does not exceed 33-1/3% of the value of the Fund's total assets.

          The Growth and Income Fund is also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval. As a matter of non-fundamental policy, the Growth and Income Fund will not:

      1. purchase warrants, valued at the lower of cost or market, in excess of 10% of the value of its net assets, except that this limitation does not apply to warrants acquired in units or attached to securities;

      2. write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the put options, determined as of the date the options are sold shall not exceed 50% of the Fund's net assets; (c) the securities subject to the exercise of the call options written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold, and the aggregate value of securities subject to call options written by the Fund may not exceed 25% of the value of the Fund's net assets; and (d) at the time a put is written, the Fund segregates with its custodian assets consisting of cash or short-term U.S. Government securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put, marked to market daily (this segregation must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written);

      3. buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets; and

      4. enter into repurchase agreements exceeding in the aggregate 10% of the market value of the Fund's total assets.

MID-CAP FUND

      As a matter of fundamental policy, the Mid-Cap Fund may not:

          1. borrow money, except that as a temporary measure for extraordinary or emergency purposes, the Fund may borrow from banks in an amount not to exceed 1/3 of the value of the net assets of the Fund including the amount borrowed (moreover, the Trust (on behalf of the Fund) may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund) taken in each case at market value;

          2. purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

          3. underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the Act of 1933, as amended (the "1933 Act"), in selling a portfolio security for the Fund;

          4. make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4) the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

          5. purchase or sell real estate (including limited interests but excluding securities secured by real estate interests therein), interests in oil, gas or mineral leases, or commodity contracts in the ordinary course of business the Trust reserves the freedom of action to hold and to sell for the real estate acquired as a result of its ownership of securities);

          6. concentrate its investments in any particular industry except for obligations of the U.S. Government and domestic banks), but it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at value at the time of each investment) may be invested in any one industry;

          7. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above;

          8. pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund (taken at market value);

          9. sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold; and provided, that if such right is conditional the sale is made upon the same conditions;

          10. invest for the purpose of exercising control or management;

          11. taken together with any investments described in clause (15) below, invest more than 10% of the net assets of the Fund in securities that are not readily marketable, including debt securities for which there is no established market and fixed time deposits and repurchase agreements maturing in more than seven days;

          12. purchase or retain any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Trust, on behalf of the Fund, one or more of such persons owns beneficially more than 112 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 112 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

          13. write, purchase or sell any put or call option or any combination thereof;

          14. taken together with any investments described in clause (12) above, invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund, (taken at market value) would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days);

          15. purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund; or

          16. make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time.

      The Mid-Cap Fund is also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval. As a matter of non-fundamental policy, the Mid-Cap Fund will not:

      1. purchase warrants, valued at the lower of cost or market, in excess of 10% of the value of its net assets, except that this limitation does not apply to warrants acquired in units or attached to securities.

      2. write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the put options, determined as of the date the options are sold, shall not exceed 50% of the Fund's net assets; (c) the securities subject to the exercise of the call options written by the

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

          Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold. And the aggregate value of securities subject to call options written by the Fund may not exceed 25% of the value of the Fund's net assets; and
          (d) at the time a put is written, the Fund segregates with its custodian assets consisting of cash or short-term U.S. Government securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put, marked to market daily (this segregation must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written); and

      3. buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.


OPPORTUNITY FUND (SMALL CAP EQUITY PORTFOLIO)

SMALL CAP EQUITY FUND (SMALL CAP EQUITY PORTFOLIO)

      As a matter of fundamental policy, the Opportunity Fund and Small Cap Equity Fund will not (except that none of the following investment restrictions shall prevent the Investor Trust or Advisor Trust from investing all of the Fund's assets in a separate registered investment company with substantially the same investment objective):

      1.  borrow money or mortgage or hypothecate assets of the Portfolio
          (Fund), except that in an amount not to exceed 1/3 of the current value of the Portfolio's (Fund's) net assets, it may borrow money (including from a bank or through reverse repurchase agreements, forward roll transactions involving mortgage backed securities or other investment techniques entered into for the purpose of leverage), and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

      2. underwrite securities issued by other persons except insofar as the Portfolio (Fund) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

      3. make loans to other persons except: (a) through the lending of the Portfolio's (Fund's) portfolio securities and provided that any such loans not exceed 30% of the Portfolio's (Fund's) total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

      4. purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio (Fund) may hold and sell, for the Portfolio's (Fund's ) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities);

      5. concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of a Portfolio's (Fund's) investment objective(s), up to 25% of its total assets may be invested in any one industry;

      6. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; and

      7. with respect to 75% of its assets, invest more than 5% of its total assets in the securities (excluding U.S. Government securities) of any one issuer.

      The Opportunity Fund and Small Cap Equity Fund are also subject to the following restrictions which may be changed by the respective Boards of Trustees without shareholder approval (except that none of the following investment policies shall prevent the Investor Trust or Advisor Trust from investing all of the assets of the Opportunity Fund or Small Cap Equity Fund in a separate registered investment company with substantially the same investment objective).

      As a matter of non-fundamental policy, the Opportunity Fund and Small Cap Equity Fund will not:

      1. purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets, except that this limitation does not apply to warrants acquired in units or attached to securities;

      2. write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Portfolio (Fund) and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Portfolio's (Fund's) net assets; (c) the securities subject to the exercise of the call written by the Portfolio (Fund) must be owned by the Portfolio (Fund) at the time the call is sold and must continue to be owned by the Portfolio until the call has been exercised, has lapsed, or the Portfolio (Fund) has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's (Fund's) obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio (Fund) segregates with its custodian assets consisting of cash or short-term U.S. Government securities equal in value to the amount the Portfolio (Fund) will be obligated to pay upon exercise of the put, marked to market daily (this segregation must be maintained until the put is exercised, has expired, or the Portfolio
          (Fund) has purchased a closing put, which is a put of the same series as the one previously written); and

      3. buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's (Fund's) total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's (Fund's) total assets.


OVERSEAS EQUITY FUND (INTERNATIONAL EQUITY PORTFOLIO) /
INTERNATIONAL EQUITY FUND (INTERNATIONAL EQUITY PORTFOLIO)

      As a matter of fundamental policy, each of the Overseas Equity Fund and International Equity Fund will not (except that none of the following investment restrictions shall prevent the Investor Trust and

Advisor Trust from investing each Fund's assets in a separate registered investment company with substantially the same investment objectives):

      1.  invest in physical commodities or contracts on physical commodities;

      2. purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

      3. make loans except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees and except as otherwise in accordance with the Portfolio's (Fund's) investment objective and policies;

      4. borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio (Fund) maintains asset coverage of at least 300% for all such borrowings;

      5. underwrite the securities of other issuers (except to the extent that the Portfolio (Fund) may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

      6. acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Portfolio's (Fund's) total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio (Fund) adopts a temporary defensive position;

      7.  issue senior securities, except as permitted under the 1940 Act;

      8. with respect to 75% of its assets, the Portfolio (Fund) will not purchase securities of any issuer if, as a result, more than 5% of the Portfolio's (Fund's) total assets taken at market value would be invested in the securities of any single issuer;

      9. with respect to 75% of its assets, the Portfolio (Fund) will not purchase a security if, as a result, the Portfolio (Fund) would hold more than 10% of the outstanding voting securities of any issuer.

      The Overseas Equity Fund and International Equity Fund are also subject to the following restrictions which may be changed by their respective Boards of Trustees without shareholder approval (except that none of the following investment policies shall prevent the Investor Trust or Advisor Trust from investing all of the assets of the Fund in a separate registered investment company with substantially the same investment objectives). As a matter of non-fundamental policy, the Fund will not:

      1. purchase warrants, valued at the lower of cost or market, in excess of 10% of the value of its net assets, except that this limitation does not apply to warrants acquired in units or attached to securities.


LIFELINE FUNDS

      As a matter of fundamental policy, each of the LifeLine Funds will not (except that none of the following investment restrictions shall prevent the Investor Trust from investing each of the LifeLine Fund's assets in a combination of the Portfolios and the Money Market Fund):

      1.  invest in physical commodities or contracts on physical commodities;

      2. purchase or sell real estate, although the Funds may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

      3. make loans except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees and except as otherwise in accordance with each Fund's investment objective and policies;

      4. borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that each Fund maintains asset coverage of at least 300% for all such borrowings;

      5. underwrite the securities of other issuers (except to the extent that each Fund may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities);

      6. acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of each Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio (Fund) adopts a temporary defensive position;

      7.  issue senior securities, except as permitted under the 1940 Act;

      Each of the LifeLine Funds assumes the non-fundamental policies of the underlying Portfolios in which it invests (except that none of such investment restrictions shall prevent the Trust from investing each of the LifeLine Fund's assets in a combination of the Portfolios and the Money Market Fund).


PERCENTAGE AND RATING RESTRICTIONS (ALL FUNDS)

      If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in a Fund's Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by a Fund or a later change in the rating of a security held by a Fund is not considered a violation of policy, however the Adviser will consider such change in its determination of whether to continue to hold the security and provided further, that the Adviser will take appropriate steps, which may include the disposition of portfolio securities, as may be necessary to satisfy the applicable requirements of the 1940 Act with respect to the Fund's investments in illiquid securities or any borrowings by the Fund.

                             PERFORMANCE INFORMATION

      Each Trust may, from time to time, include the total return, annualized "yield," "effective yield" and "tax equivalent yield" quotations for a Fund, computed in accordance with formulas prescribed by the Securities and Exchange Commission (the "SEC"), in advertisements or reports to shareholders or prospective investors.

      Quotations of yield for a Fund will be based on all investment income per share (as defined by the SEC during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

       YIELD = 2 [a - b + 1)(6) - 1]
               ---------------------
                         cd

      where

      a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements),

      c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

      d = the maximum offering price per share on the last day of the period.

      Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (or up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. Each Fund also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accompanied by standardized total return information.

      Quotations of average annual total return (after taxes on distributions) for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (or up to the life of the Fund), calculated pursuant to the following formula: P(1+T)n = ATVD (where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions), n = number of years and ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the period. All total return figures (after taxes on distributions) reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. Taxes due are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date.

      Quotations of average annual total return (after taxes on distributions and redemption) for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (or up to the life of the Fund), calculated pursuant to the following formula: P(1 + T)n = ATVDR (where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions and redemption), n = number of years and ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption. All total return figures (after taxes on distributions and redemption) reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. Taxes due are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds.

      Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yield of a Fund varies based on the type, quality and maturities of the obligations held for the Fund, fluctuations in short-term interest rates, and changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields should be considered when comparing the yield of a Fund to yields published for other investment companies or other investment vehicles.

      A Shareholder Servicing Agent or a securities broker, if applicable, may charge its customers direct fees in connection with an investment in a Fund, which will have the effect of reducing the net return on the investment of customers of that Shareholder Servicing Agent or that securities broker. Specifically, investors who purchase and redeem shares of a Fund through a Shareholder Servicing Agent may be charged one or more of the following types of fees as agreed upon by the Shareholder Servicing Agent and the investor, with respect to the customer services provided by the Shareholder Servicing Agent: account fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid an those assets). Such fees will have the effect of reducing the yield and effective yield of the Fund for those investors.

      Conversely, each Trust has been advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from a Fund, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agent or securities broker quotations reflecting such decreased or increased return.

                MANAGEMENT OF THE TRUSTS AND THE PORTFOLIO TRUST

      TRUSTEES AND OFFICERS

      The names of the Trustees of the Investor Trust, the Advisor Trust and the Portfolio Trust, their addresses, ages/date of birth, positions, principal occupation(s) during the past five years, number of portfolios in the fund complex overseen, and other directorships held by each Trustee are set forth below.


                                                                                       PORTFOLIOS     NUMBER
                                                                                           IN           OF
                                              TERM OF                                     FUND        OTHER
        NAME,                               OFFICE AND             PRINCIPAL             COMPLEX     TRUSTEE
    ADDRESS, AND         POSITION(S)         LENGTH OF           OCCUPATION(S)          OVERSEEN      -SHIPS
     AGE/DATE OF          HELD WITH            TIME              DURING PAST 5             BY        HELD BY
        BIRTH               FUND              SERVED                 YEARS              TRUSTEE*     TRUSTEE
    ------------         -----------        ----------           -------------         ----------    -------
  NON-INTERESTED
      TRUSTEES

RICHARD A. BREALEY         Trustee          Indefinite;       Emeritus Professor,          35          None
P.O. Box 182845                            March 2005 to        London Business
  Columbus, OH                               present;           School (1968 to
  43218                                   Advisory Board        present); Deputy
Date of Birth:                            Member January      Chairman, Balancing
  June 9, 1936                             2005 to March      and Settlement Code
                                               2005          Panel (September 2000
                                                                  to present)

ALAN S. PARSOW             Trustee          Indefinite;        General Partner of          35          None
P.O. Box 182845                           1987 to present      Elkhorn Partners,
  Columbus, OH                                                  L.P. (a private
  43218                                                            investment
  Date of Birth:                                              partnership) (since
  January 16, 1950                                                   1989)

LARRY M. ROBBINS           Trustee          Indefinite;       Director, Center for         35          None
P.O. Box 182845                           1987 to present         Teaching and
  Columbus, OH                                                Learning, University
  43218                                                         of Pennsylvania
Date of Birth:                                                    (since 1999)
  December 12, 1938

MICHAEL SEELY              Trustee          Indefinite;        Private Investor;           35          None
P.O. Box 182845                           1987 to present     Global Multi Manager
  Columbus, OH                                                      Partners
  43218                                                           (1999-2003);
Date of Birth:                                               President of Investor
  June 7, 1945                                                 Access Corporation
                                                                  (1981-2003)

THOMAS F. ROBARDS          Trustee          Indefinite;        Private Investor;           35          None
P.O. Box 182845                            March 2005 to        Chief Financial
  Columbus, OH                                present          Officer, American
  43218                                   Advisory Board       Museum of Natural
Date of Birth:                                Member            History (2003 to
  June 10, 1946                            November 2004          2004); Chief
                                           to March 2005       Financial Officer,
                                                               Datek Online Inc..
                                                                 (2000 to 2002)

INTERESTED TRUSTEE

STEPHEN J. BAKER           Trustee          Indefinite;         Chief Executive            35          None
P.O. Box 182845                           2004 to present        Officer, HSBC
  Columbus, OH                                                 Investments (USA)
  43218                                                          Inc. (2003 to
Date of Birth:                                                  present); Chief
  June 23, 1956                                                Executive Officer,
                                                             HSBC Asset Management
                                                                (Canada) Limited
                                                                 (1998 to 2003)

EMERITUS TRUSTEE

  FREDERICK C.        Emeritus Trustee      Until March      Management Consultant         35          None
  CHEN                                       31, 2009;         (1988 to present)
  P.O. Box 182845                          Trustee from
  Columbus, OH                             1990 to June,
  43218                                        2005
  Date of Birth:
  April 22, 1927



      * Includes both the Fund and the underlying Portfolio for Funds with a master/feeder structure. Also includes funds that did not commence operations as of October 31, 2005.


      The names of the officers, their addresses, ages, position(s) held with each Trust, and principal occupation(s) during the past five years are described in the table below. Unless otherwise indicated, the address for each officer is 3435 Stelzer Road, Columbus, Ohio 43219-3035.


                                                      TERM OF OFFICE
                                  POSITION(S)             AND                       PRINCIPAL
     NAME, ADDRESS, AND            HELD WITH          LENGTH OF TIME               OCCUPATION(S)
      AGE/DATE OF BIRTH              FUND                 SERVED                DURING PAST 5 YEARS
     ------------------           -----------         --------------            -------------------
RICHARD A. FABIETTI                President      Indefinite; March 2004    Senior Vice President, Head
  452 Fifth Avenue                                      to present          of Product Management, HSBC
  New York, NY 10018                                                        Investments (USA) Inc. (1998
  Date of Birth:                                                                    to present).
  October 8, 1958

MARK L. SUTER*                  Vice President      Indefinite; 2000 to        Employee of BISYS Fund
  90 Park Avenue 10th Floor                               present             Services, Inc. (2000 to
  New York, NY 10016                                                                 present).
  Date of Birth:
  August 26, 1962

TROY SHEETS*                       Treasurer        Indefinite; 2004 to        Employee of BISYS Fund
  3435 Stelzer Road                                       present             Services, Inc. (2002 to
  Columbus, OH 43219-3035                                                    present); Senior Manager,
  Date of Birth:                                                              KPMG LLP (1993 to 2002)
  May 29, 1971

MARC A. SCHUMAN*                   Secretary      Indefinite; March 2005    Senior Counsel of BISYS Fund
  90 Park Avenue 10th Floor                             to present            Services, Inc. (2005 to
  New York, NY 10016                                                         present); Senior Corporate
  Date of Birth:                                                            Counsel of The BISYS Group,
  December 22, 1960                                                           Inc, (2001 to 2005); Of
                                                                             Counsel to Morgan, Lewis &
                                                                            Bockius LLP (law firm) (2000
                                                                                     to 2001).

MICHAEL LAWLOR*                    Assistant      Indefinite; March 2005     Assistant Counsel of BISYS
  100 Summer Street, Suite         Secretary            to present          Fund Services, Inc. (2005 to
  1500                                                                      present); Associate Counsel,
  Boston, MA 02110                                                          IXIS Advisors Group (2003 to
  Date of Birth:                                                            2005); Staff Counsel Loomis,
  December 2, 1969                                                          Sayles & Company, L.P. (2000
                                                                              to 2003)

ALAINA METZ*                       Assistant        Indefinite; 1996 to        Employee of BISYS Fund
  3435 Stelzer Road                Secretary              present             Services, Inc. (1995 to
  Columbus, OH 43219-3035                                                             present)
  Date of Birth:
  April 4, 1967

FREDERICK J. SCHMIDT*          Chief Compliance     Term expires 2006;       Senior Vice President and
  90 Park Avenue 10th Floor         Officer           2004 to present      Chief Compliance Officer, CCO
  New York, NY 10016                                                           Services of BISYS Fund
  Date of Birth                                                             Services (2004 to present);
  July 10, 1959                                                              President, FJS Associates
                                                                                (2002 to 2004); Vice
                                                                             President Credit Agricole
                                                                            Asset Management, U.S. (1987
                                                                                      to 2002)


* Messrs. Sheets, Suter, Schmidt, Schuman and Lawlor and Ms. Metz also are officers of certain other investment companies of which BISYS or an affiliate is the administrator.

BOARD OF TRUSTEES

      Overall responsibility for management of each Trust rests with its Board of Trustees, who is elected by the shareholders of the Trust. The Trustees carry out their responsibilities in accordance with the laws of the Commonwealth of Massachusetts and the respective Trust's Declaration of Trust. The Trustees elect the officers of each Trust to supervise actively its day-to-day operations.

      The Trusts have established a Trustee Emeritus Program pursuant to which the Board may offer a retiring Trustee the opportunity to serve in an advisory or similar capacity for a maximum amount of time determined by multiplying the number of years of service as Trustee by 25%. While serving in such capacity, the Trustee Emeritus is encouraged to attend and participate in meetings of the Board of Trustees and designated Committees but shall have no vote on any matters before the Board or Committee. A Trustee Emeritus is compensated for service in accordance with the regular Trustee compensation schedule. Frederick
C. Chen serves as an Emeritus Trustee of each Trust.

      Committees

      The Trustees of each Trust have established an audit committee, a valuation committee, and a nominating and corporate governance committee for each Trust. The information below about the Committees of the Board applies to each Trust.

      References to Mr. Chen below as a member of various Committees are in his capacity as Emeritus Trustee.

      Audit Committee


      The Audit Committee, which is comprised entirely of Independent Trustees, includes Richard A. Brealey, Thomas F. Robards, Alan S. Parsow, Larry M. Robbins and Michael Seely. The primary purpose of the Audit Committee is to oversee the accounting and financial reporting policies, practices and internal controls of the Trusts. The Audit Committee is currently chaired by Mr. Robards. The audit committee (i) recommends to the Board of Trustees the selection, retention and compensation of an independent public accounting firm; (ii) annually reviews the scope of the proposed audit, the audit procedures to be utilized and the proposed audit fees; (iii) reviews the results of the annual audit with the independent auditors; (iv) reviews the annual financial statements of the Funds with management and the independent auditors; and (v) reviews the adequacy and effectiveness of internal controls and procedures with management and the independent auditors. The Audit Committee of each Trust held four meetings during the last fiscal year.


      Valuation Committee


      The Valuation Committee includes at least one of the Independent Trustees and representatives from HSBC Investments (USA) Inc. and BISYS Fund Services. The Valuation Committee is currently chaired by Mr. Parsow. The purpose of the Valuation Committee is to oversee the implementation of each Fund's valuation procedures and to make fair value determinations on behalf of the Board of Trustees as specified in the Funds' Valuation Procedures. The Valuation Committee of each Trust held no meetings during the last fiscal year.


      Nominating and Corporate Governance Committee


      The Nominating and Corporate Governance Committee, which is comprised entirely of Independent Trustees, includes Richard A. Brealey, Alan S. Parsow, Larry M. Robbins, Michael Seely and Thomas F. Robards. The Committee is currently chaired by Mr. Seely. This Committee (i) makes nominations for trustee membership on the Board; (ii) evaluates on a periodic basis the operations and effectiveness of the Board as a whole; (iii) periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (iv) periodically reviews Board governance procedures and shall recommend any appropriate changes to the full Board; and (v) periodically reviews trustee compensation and shall recommend any appropriate changes to the Board as a group. The Nominating and Corporate Governance Committee does not consider nominees recommended by shareholders. The Nominating and Corporate Governance Committee of each Trust held one meeting during the last fiscal year.

      Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust (which includes the other funds of the Trust in addition to the Funds in this SAI) together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee in the HSBC Investor Family of Funds, as of December 31, 2005.

                                                                            AGGREGATE DOLLAR
                                                                             RANGE OF EQUITY
                        DOLLAR RANGE                                        SECURITIES IN ALL
                         OF EQUITY               DOLLAR RANGE OF          REGISTERED INVESTMENT
                       SECURITIES IN            EQUITY SECURITIES         COMPANIES OVERSEEN BY
       NAME OF              THE                      IN THE                TRUSTEE IN FAMILY OF
       TRUSTEE         ADVISOR TRUST             INVESTOR TRUST            INVESTMENT COMPANIES
       -------         -------------            -----------------         ---------------------
NON-INTERESTED
TRUSTEES

Richard A. Brealey*    None                     None                      None

Frederick C. Chen      Small Cap Equity Fund
  (Emeritus Trustee)   $50,001-$100,000;
                       International Equity                               Over $100,000
                       Fund
                       $50,001-$100,000         None

Alan S. Parsow         None                     None                      None

                                                U.S. Government
                                                Money Market Fund
                                                $1-$10,000; Value Fund
                                                $1-$10,000;
                                                Growth Fund
Larry M. Robbins       None                     $1-$10,000                $10,000 - $50,000

Michael Seely          None                     None                      None

Thomas Robards*        None                     None                      None

INTERESTED TRUSTEES

Stephen J. Baker       None                     None                      None


* Mr. Brealey and Mr. Robards became Trustees effective March 18, 2005.


      As of February 1, 2006, the Trustees and officers of each Trust, as a group, owned less than 1% of the outstanding shares of each Fund.

TRUSTEE AND OFFICER COMPENSATION


      The Trusts, in the aggregate, pay each Trustee who is not an "interested person" of the Trusts (as defined in the 1940 Act) an annual retainer of $24,000 and a fee of $4,000 for each regular meeting of the Board of Trustees, a fee of $2,000 for each special telephonic meeting, a fee of $5,000 for each special in-person meeting and a fee of $2,000 for each committee meeting, except that Mr. Robbins, as Chairman of the Board, receives an annual retainer of $29,000 and a fee of $6,000 for each regular meeting attended and $2,000 for each committee meeting. Additionally, the Trusts pay each Trustee who is not an "interested person" an annual retainer of $1,000 for each committee on which such Trustee serves for committee members and $2,000 for committee chairs. In addition, for time expended on Board duties outside normal meetings at the request of the Chairman or a Committee Chair, a Trustee shall be compensated at the rate of $500 per hour, up to a maximum of $3,000 per day. For the fiscal year ended October 31, 2005, the following compensation was paid to the Trustees of the Trust from the fund complex.



                                                     Non -
                                                  Interested                                          Interested
                                                  Trustees                                              Trustee
     AGGREGATE           Fredrick                 ----------                 Thomas F.   Richard A.   ----------
    COMPENSATION            C.         Alan S.     Larry M.      Michael      Robards      Brealey    Stephen J.
   FROM THE FUNDS        Chen (1)      Parsow       Robbins      Seely         (2)          (2)         Baker
--------------------    ----------   ----------   ----------   ----------   ----------   ----------   ----------
Intermediate
Duration Fund +         $   146.85   $   145.04   $   178.98   $   159.56   $   138.92   $    96.20   $         0

Core Plus Fund ++       $   102.01   $   101.12   $   124.76   $   110.82   $    96.09   $    67.93   $         0

New York Tax - Free
Bond Fund               $   565.81   $   560.17   $   691.22   $   612.50   $   533.95   $   379.10   $         0

Growth Fund             $   162.69   $   161.62   $   199.56   $   175.07   $   153.11   $   112.53   $         0

Growth and Income
Fund                    $ 1,527.88   $ 1,513.51   $ 1,869.84   $ 1,661.24   $ 1,441.25   $ 1,005.64   $         0

Mid - Cap Fund          $   839.36   $   834.49   $ 1,034.47   $   921.29   $   789.14   $   532.30   $         0

Overseas Equity Fund    $    89.30   $    88.16   $   109.16   $    95.38   $    83.31   $    61.66   $         0

Opportunity Fund        $   108.83   $   108.13   $   133.44   $   117.77   $   102.84   $    74.23   $         0

Value Fund              $   202.58   $   200.99   $   248.19   $   218.64   $   190.85   $   122.38   $         0

Advisor Trust Core
Plus Fund +++           $   430.49   $   426.10   $   525.79   $   465.56   $   406.07   $   289.09   $         0

International
Equity Fund             $   634.51   $   636.04   $   787.76   $   686.90   $   592.38   $   448.05   $         0

Small Cap Equity
Fund                    $   941.58   $   927.53   $ 1,146.38   $ 1,025.09   $   903.53   $   610.89   $         0

LifeLine Aggressive
Growth Strategy Fund    $     0.76   $     0.79   $     0.95   $    0.79    $     0.79   $     0.76   $         0

LifeLine Growth
Strategy Fund           $     2.90   $     3.00   $     3.66   $    3.00    $     3.04   $     2.92   $         0

LifeLine Moderate
Growth Strategy Fund    $     3.74   $     3.87   $     4.96   $    3.87    $     4.12   $     3.96   $         0

LifeLine
Conservative Growth
Strategy Fund           $     1.20   $     1.24   $     1.80   $     1.24   $     1.50   $     1.44   $        0

LifeLine
Conservative Income
Strategy Fund           $     0.68   $     0.70   $     1.10   $     0.70   $     0.91   $     0.88   $        0

Pension Or
  Retirement
  Benefits
  Accrued As Part
  Of  The Funds'
  Expenses(3)                 None         None         None         None         None         None         None

Estimated Annual
  Benefits Upon
  Retirement                  None         None         None         None         None         None         None

Total
  Compensation
  From  Funds  And
  Fund  Complex(4)
  Paid To Trustees      $   63,750   $   63,000   $   77,750   $   69,000   $   60,500   $   42,500   $        0


      For each of the Feeder Funds and LifeLine Funds, the amounts are calculated based upon the Fund's proportionate share of the amounts charged to the underlying Portfolio or Portfolios in which the Fund invests. The Core Fixed Income Fund, High Yield Fixed Income Fund and Short Duration Fund had not commenced operations as of October 31, 2005.

+     Formerly the Limited Maturity Fund.

++    Formerly the Bond Fund.

+++   Formerly the Fixed Income Fund.

(1)   Mr. Chen became an Emeritus Trustee effective July 1, 2005.


(2) Mr. Robards and Mr. Brealey were initially appointed as Advisory Trustees, effective November 1, 2004 and January 1, 2005, respectively. They both became Trustees on March 18, 2005.

(3) The Trusts do not accrue pension or retirement benefits as part of Fund expenses, and Trustees of the Trusts are not entitled to retirement benefits upon retirement from the Board of Trustees.

(4) For these purposes, the Fund Complex consisted of 35 Funds of HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios, as well as 6 offshore feeder funds, as of October 31, 2005. HSBC Investor Funds includes certain money market funds covered by a separate SAI.

      None of the officers receive compensation directly from the Funds. Under a Compliance Services Agreement between the Trusts and BISYS, BISYS makes a BISYS employee available to serve as the Trusts' Chief Compliance Officer. Under the Agreement, BISYS also provides infrastructure and support in implementing the written policies and procedures comprising the Fund Compliance Program. This includes providing support services to the Chief Compliance Officer, developing standards for reports to the Board by BISYS and other service providers, and assisting in preparing or providing documentation for the Board to make findings and conduct reviews pertaining to the Fund Compliance Program and related policies and procedures of Fund service providers. The Agreement also covers arrangements under which BISYS employees serve the Trusts in certain other officer capacities, which may include the Chief Financial Officer. For the services provided under the Agreement, the Trusts currently pay BISYS $240,000 per annum, plus certain out of pocket expenses. BISYS pays the salary and other compensation earned by any such individuals as employees of BISYS.


PROXY VOTING

      The Trusts and the Portfolio Trust have adopted Proxy Voting Policies that delegate the responsibility of voting proxies to the Funds' Adviser and Sub-Advisers. The Proxy Voting Policies (or summaries thereof) of the Trusts and the Adviser and Sub-Advisers are attached as Appendices D-K.


      Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ending June 30, 2005 are available (i) without charge, upon request, by calling 1-800-782-8183; (ii) on the Funds' website at www.investorfunds.us.hsbc.com, and (iii) on the SEC's website at http://www.sec.gov.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER


      HSBC Investments (USA) Inc. is the investment adviser to each Fund (and/or the underlying Portfolio) pursuant to an investment advisory contract (the "Advisory Contract") with a Trust or Portfolio Trust. For its services, the Adviser is entitled to a fee from each Fund or Portfolio, computed daily and paid monthly, equal on an annual basis of the Fund's or Portfolio's average daily net assets as set forth below. In the case of the Equity Portfolios, these amounts do not include sub-advisory fees paid to the respective sub-advisers.




             FUND OR PORTFOLIO*                   ASSET RANGE            FEE
-------------------------------------------   ------------------    ------------
Core Fixed Income Portfolio                                             0.40%

Core Plus Portfolio                               0-50 million         0.575%
                                                 50-95 million         0.450%
                                                 95-150 million        0.200%
                                                150-250 million        0.400%
                                                  250+ million         0.350%

High Yield Fixed Income Portfolio                on all Assets          0.60%
Intermediate Duration Portfolio                  on all Assets          0.40%
Short Duration Portfolio                         on all Assets          0.40%

New York Tax-Free Bond Fund                      on all Assets          0.25%

Growth Portfolio                                 on all Assets         0.175%

Growth and Income Fund                           on all Assets          0.25%**

Mid-Cap Fund                                     on all Assets          0.25%**

International Equity Portfolio                   on all Assets          0.25%

Small Cap Equity Portfolio                       on all Assets          0.25%

Value Portfolio                                  on all Assets          0.175%

                 LIFELINE FUNDS                                          FEE
-----------------------------------------------                     ------------

HSBC Investor Aggressive Growth Strategy Fund                           0.05%
HSBC Investor Growth Strategy Fund                                      0.05%
HSBC Investor Moderate Growth Strategy Fund                             0.05%
HSBC Investor Conservative Growth Strategy Fund                         0.05%
HSBC Investor Conservative Income Strategy Fund                         0.05%

      * The Feeder Funds pursue their investment objectives by investing all of their assets in a corresponding underlying Portfolio, and do not have their own investment management agreement with the Adviser. In such cases, all investment management fees are paid by the underlying Portfolio, but are borne indirectly by the holders of interests in the Feeder Fund. The LifeLine Funds have their own investment management agreement with the Adviser, and also bear their proportionate share of investment management fees charged to the underlying Portfolios in which the LifeLine Funds invest.

     ** The Growth and Income Fund and the Mid-Cap Fund each pay an additional sub-advisory fee to the Fund's sub-adviser at the annual rate of 0.35% and 0.50% of the Fund's average daily net assets, respectively. The overall advisory fees payable by the Growth and Income Fund and the Mid-Cap Fund, including the fee payable by each Fund to its respective Sub-Adviser is 0.60% and 0.75% of the Fund's average daily net assets, respectively. The Adviser has agreed in writing to waive 0.05% of its advisory fee with respect to each Fund until at least March 1, 2007.

      For the fiscal years ended October 31, 2005, 2004 and 2003, the aggregate amount of advisory fees (including sub-advisory fees, where applicable) paid by the Funds or the Portfolios were as follows (in the case of the Feeder Funds and LifeLine Funds, advisory fees paid by each underlying Portfolio were borne indirectly by the Fund to the extent of its interest in the underlying Portfolio):



                   FUND^                           2005           2004           2003
-------------------------------------------   -------------   ------------   ------------
Intermediate Duration Portfolio +             $   197,360^^   $    303,933   $    562,599
Core Plus Portfolio ++                        $   620,549^^   $    743,417   $  1,366,115
New York Tax-Free Bond Fund                   $   177,804^^   $    174,494   $    143,469
Growth Portfolio**                            $   259,397^^   $     99,225         n/a
Growth and Income Fund***                     $   949,771^^   $  1,156,774   $  1,025,892
Mid-Cap Fund***                               $   508,508^^   $    734,735   $    715,471
Value Portfolio**                             $   328,104^^   $    132,482         n/a
International Equity Portfolio                $ 1,568,100     $  1,504,012   $  1,888,827
Small Cap Equity Portfolio                    $ 2,284,219^^   $  3,057,110   $  2,409,043
LifeLine Aggressive Growth Strategy Fund*     $       260^^         n/a            n/a
LifeLine Growth Strategy Fund*                $     1,033^^         n/a            n/a
LifeLine Moderate Growth Strategy Fund*       $     1,305^^         n/a            n/a
LifeLine Conservative Growth Strategy Fund*   $       432^^         n/a            n/a
LifeLine Conservative Income Strategy Fund*   $       243^^         n/a            n/a



^     The Core Fixed Income Fund, High Yield Fixed Income Fund and Short
Duration Fund had not commenced operations as of October 31, 2005.

^^    Expense does not include deductions for waivers.

+     Formerly the Limited Maturity Portfolio.

++    Formerly the Fixed Income Portfolio.


+++   Formerly the Bond Fund.


* For the LifeLine Funds, the amounts set forth for 2005 reflect the direct advisory fees accrued by the Funds, but these amounts were waived. The LifeLine Funds did not have operations during the fiscal years ended October 31, 2004 and 2003. LifeLine Aggressive Growth Strategy Fund, LifeLine Growth Strategy Fund, LifeLine Moderate Growth Strategy Fund, LifeLine Conservative Growth Strategy Fund, and LifeLine Conservative Income Fund commenced operations on February 9, 2005, February 1, 2005, February 1, 2005, February 17, 2005, and February 8, 2005, respectively.

** The Growth Portfolio and the Value Portfolio commenced operations on May 7, 2004.


*** Effective April 18, 2005, the Growth and Income Fund and the Mid-Cap Fund approved new advisory arrangements pursuant to which the overall advisory fees payable by the Funds increased by 0.05% and 0.20% of the Fund's average daily net assets, respectively (no overall increase with respect to the Growth and Income Fund and an overall increase of 0.15% with respect to the Mid-Cap Fund, after giving effect to the Adviser's agreement to waive 0.05% of its advisory fee until at least April 18,
      2006).

      The Adviser or its affiliates may, out of their own resources, assist in marketing the Funds' shares. Without limiting the foregoing, the Adviser may, out of its own resources and without cost to a Fund, make both cash and non-cash payments to selected financial intermediaries for shareholder recordkeeping, processing, accounting and/or other administrative services in connection with the sale or servicing of shares of a Fund. Historically, these payments have generally been structured as a percentage of average net assets attributable to the financial intermediary, but may also be structured as a percentage of gross sales, a fixed dollar amount, or a combination of the above. These payments are made by the Adviser in addition to any 12b-1 fees, shareholder services fees, and/or sales charges, or portion thereof, that are borne by shareholders and paid to such financial intermediaries. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

      The Investment Advisory Contract for each Fund or Portfolio ("Advisory Contract") will continue in effect through December 31, 2006, except that the Advisory Contract will remain in effect with respect to the Growth and Income Fund for an initial two (2) year period until April 18, 2007. Thereafter, the Advisory Contract will continue in effect with respect to each Fund or underlying Portfolio for successive periods not to exceed one (1) year, provided such continuance is approved at least annually (i) by the holders of a majority of the outstanding voting securities of the Fund or Portfolio or by the Trust's Board of Trustees, and (ii) by a majority of the Trustees of a Trust or the Portfolio Trust who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. Notwithstanding the foregoing, the Advisory Contract may be terminated with respect to a Fund or Portfolio without penalty by either party on 60 days' written notice and will terminate automatically in the event of its assignment, within the meaning of the 1940 Act.


      The Adviser, located at 452 Fifth Avenue, New York, New York 10018, is a wholly-owned subsidiary of HSBC Bank USA, National Association ("HSBC"), which is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company. No securities or instruments issued by HSBC USA, Inc. or HSBC will be purchased for a Fund or Portfolio.

      The Advisory Contract for each Fund or Portfolio provides that the Adviser will manage the portfolio of the Fund or Portfolio, either directly or through one or more sub-advisers, and will furnish to the Fund or Portfolio investment guidance and policy direction in connection therewith. The Adviser has agreed to provide to each Trust and the Portfolio Trust, among other things, information relating to composition, credit conditions and average maturity of the portfolio of the Fund or the Portfolio. Pursuant to the Advisory Contract, the Adviser also furnishes to each Trust's and the Portfolio Trust's Board of Trustees periodic reports on the investment performance of each Fund and Portfolio.


      If the Adviser were prohibited from performing any of its services for the Trusts or the Portfolio Trust, it is expected that the relevant Board or Boards of Trustees would recommend to the Fund's or the Portfolio's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board.


      The investment advisory services of the Adviser to the Funds and Portfolios are not exclusive under the terms of the Advisory Contract. The Adviser is free to and does render investment advisory services to others.

      Each Trust and the Adviser have received an exemptive order from the Securities and Exchange Commission ("SEC") that allows the Adviser to enter into new investment sub-advisory contracts and to make material changes to existing sub-advisory contracts with the approval of the Board of Trustees of the Trust, but without shareholder approval. This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of Independent Trustees) of the Trust must approve any new or amended agreements with sub-advisers. In accordance with the exemptive order received from the SEC, an information statement providing details about the appointment of the new sub-adviser will be mailed to shareholders within 120 days of the change in sub-adviser. Shareholders will also receive an information statement describing material changes to a sub-advisory contract between the Adviser and a sub-adviser with 120 days of the material change. The Adviser remains responsible for the performance of each Fund, oversees sub-advisers to ensure compliance with each Fund's investment policies and guidelines, and monitors each sub-adviser's adherence to its investment style and performance results in order to recommend any changes in a sub-adviser to the appropriate Trust's Board of Trustees.

SUB-ADVISERS


      For the Funds listed below, the Adviser has retained a sub-adviser (a "Sub-Adviser") which is responsible for the investment management of the Fund's or underlying Portfolio's assets, including making investment decisions and placing orders for the purchase and sale of securities for the Portfolio directly with the issuers or with brokers or dealers selected by the Sub-Adviser in its discretion.


      The investment advisory services of each Sub-Adviser are not exclusive under the terms of its sub-advisory agreement. The Sub-Adviser is free to and does render investment advisory services to others.

      The Sub-Adviser also furnishes to the Board of Trustees of the Trust, which has overall responsibility for the business and affairs of the Trust, periodic reports on its services and the investment performance of the relevant Fund.

      Growth Fund (Growth Portfolio)

      Waddell & Reed Investment Management Company ("Waddell & Reed"), located at 6300 Lamar Avenue, Oakland Park, KS 66202, serves as the Portfolio's Sub-Adviser.

      Waddell & Reed acts as investment adviser to numerous investment companies and accounts. Waddell & Reed's ultimate parent is Waddell & Reed Financial, Inc., a publicly traded company on the NYSE.


      For its services, the Sub-Adviser receives a fee based on the Portfolio's average daily net assets at the annual rate of 0.325% of net assets up to $50 million, 0.25% of net assets over $50 million up to $100 million, 0.20% of net assets over $100 million up to $200 million, and 0.15% of net assets in excess of $200 million.

      For the fiscal year ended October 31, 2005 and for the period May 7, 2004 (commencement of operations of the Growth Portfolio) through October 31, 2004, the Portfolio paid sub-advisory fees of $167,928 and $64,496, respectively.


      Growth and Income Fund

      Transamerica Investment Management, LLC ("Transamerica") is the Sub-Adviser of the Growth and Income Fund


      Transamerica, located at 1150 S. Olive Street, Suite 2700, Los Angeles, California, 90015, is a wholly-owned subsidiary of Transamerica Investment Services, Inc. For its services, the Sub-Adviser receives a fee equal on an annual basis to 0.35% of the Fund's average daily net assets.

      For the period April 18, 2005 (commencement of Sub-Adviser's services) through October 31, 2005, the Fund paid sub-advisory fees of $251,298. Prior to that date, the Adviser managed the Fund directly without a Sub-Adviser,


      Mid-Cap Fund

      Munder Capital Management ( "Munder") is the Sub-Adviser of the Mid-Cap Fund.


      Munder, founded in 1985, is located at Munder Capital Center, 480 Pierce Street, Birmingham, Michigan, 48009-6063. Munder is a partnership of which approximately 87% (on a fully diluted basis) of its interests are indirectly owned by Comerica, Incorporated, a publicly held bank holding company, and the remainder of its interests are owned by employee-shareholders. For its services, the Sub-Adviser receives a fee equal on an annual basis to 0.50% of the Fund's average daily net assets.

      For the period April 18, 2005 (commencement of Sub-Adviser's services) through October 31, 2005, the Fund paid sub-advisory fees of $127,348. Prior to that date, the Adviser managed the Fund directly without a Sub-Adviser,


      International Equity Fund and Overseas Equity Fund (International Equity Portfolio)


      AllianceBernstein Investment Research and Management
("AllianceBernstein"), is the Sub-Adviser to the International Equity Portfolio. AllianceBernstein is located at 1345 Avenue of the Americas New York, NY 10105.

      For its services, AllianceBernstein receives a fee based on the Portfolio's average daily net assets, at the annual rate of 0.765% of net assets up to $10 million, 0.675% of net assets over $10 million up to $25 million, 0.54% of net assets over $25 million up to $50 million, and 0.45% of net assets over 50 million up to $100 million, and 0.36% of net assets over $100 million.

      For the fiscal years ended October 31, 2005, 2004 and 2003, sub-advisory fees from the Portfolio aggregated $998,252, $722,250, and $1,221,124, respectively. Prior to January 31, 2004, Capital Guardian Trust Company was the sub-adviser to the Portfolio.


      Small Cap Equity Fund and Opportunity Fund (Small Cap Equity Portfolio)


      Westfield Capital Management Company, LLC ( "Westfield"), is the Small Cap Equity Portfolio's Sub-Adviser. Westfield, a subsidiary of Boston Private Financial Holdings, Inc., was founded in 1989 and specializes in growth equity portfolios. Its principal office is located at One Financial Center, Boston, MA 02111. Westfield uses a team approach to investment management. The team consists of 11 professionals with an average 14 years of investment experience. Westfield's goal is to deliver consistent investment results where its investment philosophy may be maintained through teamwork rather than individual efforts. For its services, the Sub-Adviser receives a fee equal on an annual basis to 0.55% of the Portfolio's average daily net assets.

      For the fiscal years ended October 31, 2005, 2004, and 2003, the Portfolio paid sub-advisory fees equal to $1,570,402, $2,101,763, and $1,670,463, respectively. Prior to January 19, 2003, MFS Institutional Advisers, Inc. was the sub-adviser to the Portfolio.


      Value Fund (Value Portfolio)

      NWQ Investment Management Co., LLC ("NWQ"), located at 2049 Century Park East, 16th Floor, Los Angeles, CA 90067, serves as the Value Portfolio's Sub-Adviser.

      NWQ is a wholly owned subsidiary of Nuveen Investments, Inc., a publicly traded company, except for a minor interest owned by certain members of NWQ management.


      For its services, the Sub-Adviser receives a fee based on the Portfolio's average daily net, at the annual rate of 0.35% of net assets up to $500 million, 0.30% of net assets over $500 million up to $1 billion, and 0.25% of net assets over $1 billion.

      For the fiscal year ended October 31, 2005, and the period May 7, 2004 (commencement of operations of the Value Portfolio) through October 31, 2004, the Portfolio paid sub-advisory fees equal to $218,736 and $88,312, respectively.


PORTFOLIO MANAGERS


      The Prospectus identifies the individual or individuals who are primarily responsible for the day-to-day management of each of the Funds or its underlying Portfolio (the "portfolio manager(s)"). This section of the SAI contains certain additional information about the portfolio managers, their compensation, other accounts managed by them, and potential conflicts of interest. This section is broken down into two parts, the first which covers the Income Funds managed by the Adviser, and the second part covers the Equity Funds managed by various Sub-Advisers. In each section, there is information in a tabular format, as of October 31, 2005, about the other accounts, if any, in addition to the relevant Fund or Funds, over which the portfolio manager(s) also have primary responsibility for day-to-day management.

      Each of the tables below shows the number of other accounts managed by the portfolio manager(s) and the total assets in those accounts within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category of accounts, the tables also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee paid by the account holder is based on account performance, if applicable.

      Income Funds Managed by the Adviser (HSBC Investments (USA) Inc.)


                                                                                                   Other Accounts with
                                                                                                  Performance-Based Fees/
                                                   Other Accounts Managed                        Total Assets in Accounts
                                    ----------------------------------------------------   ------------------------------------
                                         Other                                              Number &
              Names of                Registered       Other Pooled                         Type of          Total Assets
             Portfolio                Investment         Investment                         Accounts            in such
            Managers on                Companies    Investment Vehicles                     in this            Accounts,
               Team                    ("RICs")          ("PIVs")         Other Accounts    Category            if any
---------------------------------   -------------   -------------------   --------------   ---------   ------------------------
Fixed Income Feeder Funds,
except High Income Fund:

Suzanne Moran                            None              None                None          None           Not Applicable
                                                        5 Accounts          9 Accounts
Jeffrey Klein                            None          $188,000,000       $2,787,600,000     None           Not Applicable

New York Tax-Free Bond Fund:
                                                                            1 Account
Jerry Samet                              None              None            $125,000,000      None           Not Applicable

High Yield Fixed Income Fund:

Richard J. Lindquist,               1 Sub-advised
Michael J. Dugan and                 Mutual Fund      5 Pension Plans
Philip L. Schantz(1)                $45,000,000 *     $326,000,000 *           None          None           Not Applicable


* For each additional account listed, each portfolio manager that is a member of the team participates in managing the account in the same manner as described in the prospectus in relation to the Fund. In other words, the structure of the team and functions of the individual members of the team are the same for each account managed.

(1) Mr. Lindquist reports to the Global Head of Fixed Income Investments of the Adviser, and the other portfolio managers report to Mr. Lindquist.

Portfolio Manager Compensation Structure

      As employees of the Adviser, the portfolio managers are compensated by the Adviser for their services. Their compensation has the following components (1) a base salary consisting of a fixed amount, (2) a discretionary bonus, which is paid partially in cash and partially in restricted shares of HSBC Holdings, Ltd., and (3) eligibility for participation in the 401(k) retirement plan and other employee benefits programs generally made available to the Adviser's employees.

      The restricted shares are currently awarded on a yearly basis under the HSBC Holdings Ltd. Restricted Share Plan 2000 and are denominated in ordinary shares. The shares earn dividend equivalents but do not have voting rights. Generally, the shares vest in full upon the 3rd anniversary of the date of grant as long as the awardee remains in the employ of the HSBC Group during the restricted period. The shares are taxed at vest and treated as ordinary income.

      Amounts paid to the portfolio managers as discretionary bonus and as deferred compensation are paid at the discretion of the relevant manager to whom the individual reports. Amounts paid as discretionary bonuses and as deferred compensation will vary based upon the relevant manager's assessment of the employee's performance, taking into account the relevant business unit's financial performance during the most recent fiscal year. Key factors affecting decisions concerning discretionary compensation under the deferred compensation plan are the Adviser's profitability, individual performance, teamwork and total compensation of the employee relative to the market for similarly qualified individuals.

Fund Ownership of Portfolio Managers

      None of the portfolio managers beneficially owned shares of the Fund or Funds they manage as of October 31, 2005.

Potential Conflicts of Interest

      Actual or potential conflicts of interest may arise from the fact that the Adviser and the portfolio managers of the Funds have day-to-day management responsibilities with respect to accounts of clients other than the Funds ("Other Clients"). The Adviser has developed policies and procedures intended to detect, manage and/or mitigate the types of conflicts of interest described below. Although there can be no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises, the Adviser endeavors to ensure that all of its clients are treated fairly.

      The Adviser may receive different compensation from Other Clients including clients that may pay the Adviser higher fees, including performance fees. This may create a potential conflict of interest for the Adviser or its portfolio managers by providing an incentive to favor these Other Clients when, for example, allocating securities transactions. The Adviser may have an incentive to allocate securities that are expected to increase in value to these favored clients. Initial public offerings, in particular, are frequently of very limited availability. In order to mitigate these types of conflicts, the Adviser has policies and procedures that provide for the allocation of securities transactions on a pro rata basis among the Adviser's clients for whom participation in such transaction is deemed appropriate by the Adviser.

      Other potential conflicts with respect to the allocation of trades include the perception that the Adviser may be causing a client to participate in an offering not appropriate for such client so as to increase the Adviser's overall allocation of securities in that offering in order to, for example, gain favor with a particular underwriter with whom the Adviser or its affiliates hope to engage in unrelated transactions. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because the Adviser manages accounts that engage in short sales of securities of the type in which many clients may invest, the Adviser could be seen as harming the performance of certain client accounts (i.e., those clients not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Similarly, the Adviser could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent that such sales reduce the cost to cover the short positions.

The Adviser and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. These differences result, from among other things, variations in account characteristics such as size, cash position, tax situation, risk tolerance or investment restrictions. As a result, a particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. To the extent that the Adviser does take similar action with respect to different clients, it should be noted that simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities.

Employees of the Adviser, including portfolio managers, may engage in personal trading, subject to the Adviser's Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from trading by clients in similar securities. The Adviser's Code of Ethics is designed to mitigate these conflicts by requiring, among other things, pre-clearance of certain trades and the reporting of certain types of securities transactions.

Because portfolio managers of the Adviser manage multiple client accounts, portfolio mangers may devote unequal time and attention to the portfolio management of client accounts. For example, an apparent conflict could arise if a portfolio manager is perceived to be devoting greater time and attention to an account which pays the Adviser higher fees. Although the Adviser does not specifically track the time and attention each portfolio manager spends on each account he or she manages, the Adviser does closely monitor the performance of all of its clients to ensure, to the extent possible, the portfolio managers have adequate resources to manage effectively all accounts.


      Equity Funds Managed by Sub-Advisers


      Set forth below is information about the portfolio managers of the Equity Funds, which utilize the Sub-Advisers indicated.


Fund Ownership of Portfolio Managers


      Unless otherwise noted, none of the portfolio managers of the respective Equity Funds owned shares of the Fund or Funds they manage, as of October 31, 2005.


      AllianceBernstein (Sub-Adviser to the International Equity Portfolio)

                            Number of Other Accounts Managed and Total         Number of Accounts and Total Assets for
                                      Assets by Account Type                    Which Advisory Fee is Performance Based
                        -------------------------------------------------   ----------------------------------------------
Name of                   Registered      Other Pooled                        Registered     Other Pooled
Portfolio                 Investment       Investment          Other          Investment      Investment        Other
Manager                    Companies        Vehicles         Accounts          Companies        Vehicles       Accounts
---------------------   --------------   --------------   ---------------   --------------   ------------   --------------
Bernstein Team: (1)                 15               11               152                1              1                5
Sharon Fay
Kevin Simms
Henry D'Auria
Giulio Martini          $6,933,000,000   $2,747,000,000   $18,520,000,000   $1,284,000,000    230,000,000   $1,217,000,000

(1) The information provided is for the Bernstein International Value Team. The portfolio managers listed are the individuals on the team that have the most responsibility for the day-to-day management of the Portfolio.


Portfolio Manager Compensation Structure


Each Portfolio Manager receives compensation in connection with his/her management of the Funds and other accounts identified in the table above which includes the following components: (1) base salary, (2) a bonus, (3) a deferred award, and (4) contributions under Alliance's Profit Sharing/401K Plan. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. The portfolio managers' compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

Base Salary. Each portfolio manager receives a fixed annual base salary. Base salary amounts are determined at the outset of employment based on level of experience, does not change significantly from year to year and hence, is not particularly sensitive to performance.

Bonus. Each Portfolio Manager is eligible to receive an annual cash bonus in addition to his/her base salary. AllianceBernstein's overall profitability determines the total amount of incentive compensation available. For each Portfolio Manager, the portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of a portfolio manager's compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices, such as the MSCI EAFE Index), and consistency of performance. There are no specific formulas used to determine this part of a portfolio manager's compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance's leadership criteria.

Deferred Award. Discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards"): Alliance's overall profitability determines the total amount of deferred awards available to portfolio managers. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance's clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.


Contributions under Alliance's Profit Sharing/401(k) Plan. The contributions are based on Alliance's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

Potential Conflicts of Interest


      As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. The Sub-Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Sub-Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

      Employee Personal Trading. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when portfolio managers own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client.

      Managing Multiple Accounts for Multiple Clients. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably.


      Allocating Investment Opportunities. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons. Alliance's procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains. To address these conflicts of interest, Alliance's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

                    Munder (Sub-Adviser to the Mid-Cap Fund)

                            Number of Other Accounts Managed and Total      Number of Accounts and Total Assets for
                                      Assets by Account Type                Which Advisory Fee is Performance Based
                         ---------------------------------------------     -----------------------------------------
Name of                   Registered      Other Pooled                     Registered    Other Pooled
Portfolio                 Investment       Investment       Other          Investment     Investment        Other
Manager                    Companies        Vehicles       Accounts         Companies      Vehicles        Accounts
---------------------    -------------    ------------   -------------     ----------    ------------     ----------
Tony Y. Dong                         7              16               7         --             --            --
                           987,865,971     462,596,690   48,727,734.15         --             --            --
Brian S. Matuszak                    8              19              12         --             --            --
                         1,077,867,613     477,890,552   55,829,642.84         --             --            --

                            Number of Other Accounts Managed and Total       Number of Accounts and Total Assets for
                                      Assets by Account Type                Which Advisory Fee is Performance Based
                         ---------------------------------------------     -----------------------------------------
Name of                   Registered      Other Pooled                     Registered    Other Pooled
Portfolio                 Investment       Investment          Other       Investment     Investment        Other
Manager                    Companies        Vehicles         Accounts       Companies      Vehicles        Accounts
---------------------    -------------    ------------   -------------     ----------    ------------     ----------
Andy Y. Mui                          7              16               9         --             --             --
                           987,865,971     462,596,690   47,701,259.89         --             --             --

Portfolio Manager Compensation Structure

      The compensation package for all members of Munder's portfolio management team consists of three elements: (1) fixed base salary, (2) short-term incentive in the form of an annual bonus; and (3) long-term incentive in the form of company equity interests. Munder also provides a competitive benefits package, including health and welfare benefits and retirement in the form of a 401(k) plan.

Base Salary. Munder offers industry-competitive salaries based on the skills and experience of the portfolio manager as well as responsibilities of the position. Salaries are compared at least annually with investment industry benchmark compensation surveys.


Annual Bonus. Members of the portfolio management team are eligible to earn a performance bonus. Bonuses for all members of a portfolio management team are influenced by the profitability of the firm and the performance of the aggregate group of accounts managed by the team. Target bonuses for portfolio managers typically range from 50 to 100% of base salary. Target bonuses for equity analysts typically range from 20 to 50% of base salary. Actual bonuses for all personnel, however, are completely discretionary and can be as low as 0% and range as high as 200% or more of base salary. In determining portfolio manager bonuses, Munder considers a variety of factors, including qualitative elements such as leadership, team interaction and results, client satisfaction, and overall contribution to the firm's success, as well as the profitability of the firm and the performance of the aggregate group of accounts managed by the portfolio manager. With respect to each account managed by the portfolio manager, performance is measured relative to that account's benchmark index for the most recent one-year and three-year periods. Determination of equity analyst bonuses also involves consideration of a variety of factors, including performance of individual security recommendations, team performance relative to applicable benchmarks, as well as qualitative elements such as team interaction, growth, and overall contribution to the firm's success. The applicable benchmarks for the Fund are the S&P MidCap 400 Index.


Equity Interests. Members of the portfolio management team are also eligible for long-term incentives in the form of options to purchase shares of Munder Group LLC, an employee-owned minority partner of Munder Capital Management. Option shares typically vest ratably over a three- to five-year period. Munder's Option Plan provides incentive to retain key personnel and serves to align portfolio managers' interests with those of Munder directly, and, indirectly, the accounts managed by Munder.

Potential Conflicts of Interest


      As indicated in the table above, Munder's personnel may be part of portfolio management teams serving numerous accounts for multiple clients of Munder. These client accounts may include registered investment companies, other types of pooled accounts (e.g., hedge funds, private funds or collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers, research analysts and trading desk personnel (collectively, "portfolio management teams"), may provide services for clients of Munder simultaneously. A summary of certain potential conflicts of interest is provided below. Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the portfolio management team may face.


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

      o Potential Conflicts Relating to the Interests of Portfolio Management Team and Munder: Munder may receive differential compensation from different advisory clients (e.g., some clients may pay higher management fees than are paid by other advisory clients) and each advisory client may be more or less profitable to Munder than other advisory clients (e.g., clients also may demand different levels of service or have larger, smaller or multiple relationships with Munder and/or its affiliates). Portfolio management team personnel also may make personal investments in accounts they manage or support.

            If other advisory clients utilize a management fee structure that could result in higher fees or are otherwise possibly more profitable relationships for Munder than the Fund, or if the management of such clients could result in potentially higher compensation to the portfolio management team members ("Advisor Compensatory Accounts"), or if the portfolio management teams makes personal investments in certain client accounts, the portfolio management team members may have the incentive to direct a disproportionate amount of: (i) their attention; (ii) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (iii) desirable trade allocations, to such accounts. The portfolio manager also may have an incentive to trade Advisor Compensatory Accounts or personal investments before (i.e., front run) or after the Fund in order to seek to take advantage of the potential upward or downward pressure on the market price of certain investments resulting from the Fund's trading activity. In addition, if the portfolio management team engages in short sales of securities for Advisor Compensatory Accounts or personal investments that are contemporaneously owned by other client accounts, the portfolio management team's use of short sales may be harmful to the performance of other clients that own that security.

      o Potential Conflicts Relating to the Interests of Comerica: Munder is a majority-owned subsidiary of Comerica, Inc. Comerica is engaged through its subsidiaries in a wide variety of banking, insurance, broker-dealer, asset management, and other activities. Comerica and its subsidiaries therefore have business relationships with or may be in competition with many issuers of securities. If a portfolio management team knows of these relationships or thinks that they may exist, the team members may have an incentive to purchase or sell these securities, vote securities held or otherwise manage client accounts in a manner designed to benefit Comerica.

      o     Potential Conflicts Relating to Managing Multiple Advised Accounts:
            Even if there is no financial or other advantage to members of the portfolio management team, Munder or Comerica, portfolio management teams managing assets for multiple clients must make decisions that could be deemed to benefit some clients more than others, or benefit some clients to the detriment of others. For example, a portfolio management team managing assets using different investment strategies will need to allocate limited resources, such as their attention, investment opportunities and/or desirable trade allocations, among clients with different or competing interests. In addition, a portfolio manager may be in a position to make an investment that is appropriate for one client, but not appropriate for or against the interests of another client. For example, certain clients may seek more speculative investments that would not be appropriate for some other clients.

            Although Munder does not track the time or attention each portfolio manager devotes to his or her advisory accounts, Munder does monitor the performance of all client accounts and periodically assesses whether each portfolio manager has adequate resources to effectively manage all of the accounts for which he or she is responsible.

      Munder has adopted and implemented numerous compliance policies and procedures, including Codes of Ethics and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. Munder also has established an Investment Conflicts Committee to oversee potential issues relating to conflicts of interest that Munder and the portfolio management teams may face. In addition, Munder has a designated a Chief Compliance Officer (selected in accordance with the federal securities laws) as well as dedicated compliance staff whose activities are focused on monitoring the compliance policies and procedures of Munder in order to detect and address potential and actual conflicts of interest. Furthermore, senior personnel of Munder periodically review the performance of all portfolio managers. However, there can be no assurance that the Investment Conflicts Committee and the compliance programs of Munder will achieve their intended result.


                    NWQ (Sub-Adviser to the Value Portfolio)


                            Number of Other Accounts Managed and Total       Number of Accounts and Total Assets for
                                      Assets by Account Type                Which Advisory Fee is Performance Based
                         -----------------------------------------------   -----------------------------------------
Name of                   Registered      Other Pooled                     Registered    Other Pooled
Portfolio                 Investment       Investment         Other        Investment     Investment       Other
Manager                    Companies        Vehicles         Accounts**     Companies      Vehicles       Accounts
---------------------    -------------    ------------   ---------------   ----------    ------------   ------------
Jon D. Bosse, CFA*                   3               8               574       --             --                   9
                         $ 646,974,000    $716,048,000   $26,755,000,000       --             --        $651,658,000

Edward C. Friedel, CFA*              2               8               472       --             --                   2
                         $ 118,649,000    $716,048,000   $22,247,000,000       --             --        $421,918,000

*     Mr. Bosse and Mr. Friedel co-manage many of NWQ's client accounts.

** For purposes of this column, separately managed account (wrap-fee) relationships in which NWQ is a manager are reported as one account per investment product.

Portfolio Manager Compensation Structure

      NWQ's portfolio managers participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by the firm's executive committee. The total compensation program includes the following components: (1) base salary, and (2) annual bonus.


      Bonus. The annual bonus can be a multiple of the base salary. The portfolio manager's performance is formally evaluated annually and based on a variety of factors. Bonus compensation is primarily a function of the firm's overall annual profitability and the individual portfolio manager's contributions as measured by the overall investment performance of client portfolios in the strategy they manage relative to the strategy's general benchmark for one, three and five year periods (as applicable), as well as an objective review of stock recommendations and the quality of primary research, and subjective review of the professional's contributions to portfolio strategy, teamwork, collaboration and work ethic. The Russell 1000 Value is the primary benchmark for the large cap value strategy accounts by which the portfolio managers' bonus compensation is generally measured. Jon Bosse also serves as the primary portfolio manager for certain accounts that employ an all-cap value strategy, and the primary benchmark for this strategy is the Russell Mid-Cap Value. Therefore, Mr. Bosse's compensation is tied to his performance against both benchmarks, as well as other factors indicated in this paragraph.


      The total compensation package has included the availability of an equity-like incentive for purchase (whose value is determined by the increase in profitability of NWQ over time) made to most investment professionals. NWQ is a majority-owned subsidiary of Nuveen Investments, Inc., which has augmented this incentive compensation annually through individual awards of a stock option pool, as determined through a collaborative process between Nuveen Investments and the NWQ executive committee.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts:

o The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

o If a portfolio manager identifies a limited investment opportunity, which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating portfolio transactions across multiple accounts.

o With respect to many of its clients' accounts, NWQ determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate, non-simultaneous, transactions for a Fund and another accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

o The Fund is subject to different regulation than the other pooled investment vehicles and other accounts managed by the portfolio manager. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager.

o Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts with respect to which a portfolio manager has day-to-day management responsibilities.

NWQ has adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

            Transamerica (Sub-Adviser to the Growth and Income Fund)


                          Number of Other Accounts Managed and Total      Number of Accounts and Total Assets for
                                     Assets by Account Type               Which Advisory Fee is Performance Based
                         --------------------------------------------     -----------------------------------------
Name of                   Registered      Other Pooled                    Registered    Other Pooled
Portfolio                 Investment       Investment         Other       Investment     Investment       Other
Manager                    Companies        Vehicles         Accounts      Companies      Vehicles       Accounts
---------------------    -------------    ------------  -------------     -----------   -------------   -----------
Gary U. Rolle                       17         --                  16         --             --             --
                         3,860,902,205         --       1,271,161,430         --             --             --

Geoffrey I. Edelstein               --         --                   4         --             --             --
                                    --         --          39,929,691         --             --             --

Edward S. Han                        7         --                   1         --             --             --
                           915,855,858         --          62,524,995         --             --             --

Glenn C. Weirick                    --         --                  19         --             --             --
                                    --         --          72,500,000         --             --             --


Portfolio Manager Compensation Structure


      All Transamerica portfolio managers, including the members of the executive team, are remunerated with a combination of base salary, performance bonus and profit sharing or ownership interest. Portfolio manager performance-based bonus equals as much as 300% of base salary. Approximately 80% of the value of such bonus is based upon relative rankings of track record and return formulas criteria. A portion of the objective component is necessarily subjective taking such items as co/multi-management responsibilities; portfolio performance upon assignment: length of time managing portfolio, customized client benchmarks (or in the case of the Fund, the Fund's benchmark, which is the Standard & Poor's 500 Index) etc. into account in determining the portfolio manager's relative ranking. Up to 20% is determined subjectively by a member of senior management based on (1) the individual's contribution to company initiatives and (2) the quality of investment ideas s/he generates.

      A third component of our key investment professional's overall compensation package involves an ownership interest in Transamerica - which the individual has bought equity in the firm. This feature has been exceptionally valuable in creating both stability and an entrepreneurial atmosphere. This ownership option is only available to key investment and business personnel but the firm intends to expand the option over time.


Potential Conflicts of Interest


      There are no material conflicts of interest between the investment strategy of the Fund and the investment strategy of other accounts managed by the porfolio managers. Allocation of investment opportunities among the Fund and other accounts managed by the Portfolio Managers are allocated pro rata to every account participating in an order. This ensures all accounts are treated equally from order initiation through full execution.


                Waddell & Reed (Sub-Adviser to the Growth Fund):


                            Number of Other Accounts Managed and Total     Number of Accounts and Total Assets for
                                     Assets by Account Type                Which Advisory Fee is Performance Based
                         -----------------------------------------------  -----------------------------------------
Name of                    Registered     Other Pooled                    Registered    Other Pooled
Portfolio                  Investment      Investment         Other       Investment     Investment       Other
Manager                     Companies       Vehicles         Accounts      Companies      Vehicles       Accounts
---------------------    --------------   ------------   ---------------  -----------   -------------   -----------
Daniel P. Becker                      4              8                36      --              --             --
                         $2,205,724,956   $449,358,826   $ 2,279,643,536      --              --             --

Philip J. Sanders                     3              8                36      --              --             --
                         $1,420,293,768   $449,358,826   $ 2,276,185,899      --              --             --


Portfolio Manager Compensation Structure


      Integral to the retention of investment professionals are: a) a competitive base salary, that is commensurate with the individual's level of experience and responsibility; b) an attractive annual bonus structure linked to investment performance, described below; c) eligibility for a stock incentive plan in shares of Waddell & Reed Financial, Inc. that rewards teamwork; and d) paying for the cost of a leased automobile. Awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent; and
e) to the extent a portfolio manager also manages institutional separate accounts, he or she will share in a percentage of the revenues earned, on behalf of such accounts, by the firm.

      Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager receives. The primary benchmark is their percentile ranking against the performance of managers of the same investment style at other firms. The secondary benchmark is an index of securities matched to the same investment style (the Russell 1000 Growth Index). Half of their bonuses are based upon a three-year period and half is based upon a one year period. For truly exceptional results, bonuses can be several multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios are similar in investment style and all are taken into account in determining bonuses. Thirty percent of annual performance-based bonuses are deferred for a three-year period. During that time, the deferred portion of bonuses are invested in mutual funds managed by Waddell & Reed, with a minimum of 50% of the deferred bonus required to be invested in a mutual fund managed by the portfolio manager. No bonus compensation is based upon the amount of the mutual fund assets under management.


Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:


o The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Sub-Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of funds.

o The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund might outperform the securities selected for the fund. Waddell & Reed seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to Waddell & Reed 's Allocation Procedures.

Waddell & Reed and the Funds have adopted certain compliance procedures, including the Code of Ethics, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.


    Westfield (Sub-Adviser to the Opportunity Fund and Small Cap Equity Fund)

                            Number of Other Accounts Managed and Total     Number of Accounts and Total Assets for
                                     Assets by Account Type                Which Advisory Fee is Performance Based
                         -----------------------------------------------  -----------------------------------------
Name of                    Registered     Other Pooled                    Registered    Other Pooled
Portfolio                  Investment      Investment         Other       Investment     Investment       Other
Manager                     Companies       Vehicles         Accounts      Companies      Vehicles       Accounts
----------------------   --------------   ------------   ---------------  -----------   -------------   -----------
Aurther J. Bauernfeind                8        --                    500       --                   1             13
                         $2,428,785,297        --        $ 4,077,835,650       --       $  16,687,904   $792,509,450

William A. Muggia                     8        --                    500       --                   3             --
                         $2,428,785,297        --        $ 4,052,886,662       --       $ 385,836,920             --

Ethan J. Meyers                       8        --                    498       --                   1             13
                         $2,428,785,297        --        $ 4,049,110,288       --       $  16,687,904   $792,509,450

Scott R. Emerman                      8        --                    497       --                   1             13
                         $2,428,785,297        --        $ 4,048,505,198       --       $  16,687,904   $792,509,450

* The Investment Committee is composed of Westfield's securities analysts, including the primary portfolio management team members of Arthur J. Bauernfeind, William A. Muggia, Ethan J. Meyers, and Scott R. Emerman. The Investment Committee manages other accounts, indicated in the table above, in the manner set forth in the prospectus.

Portfolio Manager Compensation Structure

      Mr. Emerman and Mr. Meyers are eligible for a fixed base salary and an annual bonus. The bonus is based on their individual overall performance, as well as the financial performance of the company. Specific performance criteria include the quantity and quality of recommendations submitted to the investment committee, as well as attitude, teamwork, communication and motivation. Individual performance attribution is also reviewed. Both Mr. Emerman and Mr. Meyers may also receive stock options from Westfield's parent company, Boston Private Financial Holdings. As members of the investment committee, they may each receive a bonus derived from the performance fees earned on the partnerships, if any, as distributed under the discretion of the portfolio manager.

      Mr. Muggia and Mr. Bauernfeind are eligible for a fixed base salary and an annual bonus, which is paid the month after year end. The bonus is based on the overall financial performance of the company and can vary depending on company results. They are also eligible to participate in the Boston Private Financial Holdings Deferred Compensation Plan. Each may also receive stock options from Westfield's parent company, Boston Private Financial Holdings. Mr. Muggia is also entitled to receive and has discretion to distribute, a portion of the performance fees earned on the partnerships, if any.

Potential Conflicts of Interest

      Westfield seeks to identify areas of potential conflicts of interest resulting from managing both the Fund and other accounts. Westfield has adopted polices and procedures to address such potential conflicts. The management of multiple funds and accounts may result in allocating unequal attention and time to the management of each fund and account if each has different objectives, benchmarks, time horizons, and fees as the lead portfolio manager must allocate his time and the team's investment ideas across multiple funds and accounts. A conflict of interest can also arise between those portfolios that incorporate a performance fee with a base advisory fee and the Fund. From time to time, the same securities may be recommended for both types of accounts. If this is the case, the securities are allocated in a manner Westfield believes to be fair and equitable to all effected funds and accounts. Although Westfield seeks best execution for security transactions, a potential conflict can exist in determining which broker to use to execute transaction orders because Westfield may be limited by a client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Westfield executes such directed arrangements last. Furthermore, personal accounts may give rise to potential conflicts of interest; trading in personal accounts is regulated by the firm's Code of Ethics.

DISTRIBUTION PLANS - CLASS A, CLASS B, AND CLASS C SHARES ONLY

      Distribution Plans have been adopted by the Investor Trust (the "Distribution Plans") with respect to the Class A Shares (the "Class A Plan"), the Class B Shares (the "Class B Plan"), and Class C Shares (the "Class C Plan"), of each Fund, as applicable. The Distribution Plans provide that they may not be amended to increase materially the costs which either the Class A Shares, Class B Shares, and Class C Shares may bear pursuant to the Class A Plan, Class B Plan and Class C Plan without approval by shareholders of the Class A Shares, Class B Shares, and Class C Shares, respectively, and that any material amendments of the Distribution Plans must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investor Trust and have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreement ("Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Independent Trustees has been committed to the discretion of the Independent Trustees. The Distribution Plans have been approved, and are subject to annual approval, by the Board of Trustees and by the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans. In adopting the Class A Plan, Class B Plan, and Class C Plan, the Trustees considered alternative methods to distribute the Class A Shares, Class B Shares, and Class C Shares and to reduce each class's expense ratio and concluded that there was a reasonable likelihood that each Distribution Plan will benefit their respective class and that class's shareholders. The Distribution Plans are terminable with respect to the Class A Shares, Class B Shares, and Class C Shares at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of that class.

      For the fiscal years ended October 31, 2005, 2004, and 2003, each Investor Trust Fund paid the following for distribution expenses:


                    FUND^                           2005       2004       2003
                    -----                         --------   --------   --------
Intermediate Duration Fund +                      $ 47,196   $ 58,440   $ 59,768
Core Plus Fund ++                                 $ 52,642   $ 57,766   $ 59,788
New York Tax-Free Bond Fund                       $141,280   $158,600   $141,394
Growth Fund*                                      $ 12,730   $  6,145        n/a
Growth and Income Fund                            $ 30,948   $ 24,968   $ 12,022
Mid-Cap Fund                                      $ 57,048   $ 50,755   $ 36,505
Overseas Equity Fund                              $ 18,454   $ 13,214   $  6,295
Opportunity Fund                                  $ 37,641   $ 36,098   $ 23,862
Value Fund*                                       $ 17,769   $  8,211        n/a
LifeLine Aggressive Growth Strategy Fund**        $  1,808        n/a        n/a
LifeLine Growth Strategy Fund**                   $  7,212        n/a        n/a
LifeLine Moderate Growth Strategy Fund**          $ 10,439        n/a        n/a
LifeLine Conservative Growth Strategy Fund**      $  3,615        n/a        n/a
LifeLine Conservative Income Strategy Fund**      $  2,029        n/a        n/a

^ The Core Fixed Income Fund, High Yield Fixed Income Fund and Short Duration Fund had not commenced operations as of October 31, 2005.

+     Formerly the Limited Maturity Fund

++    Formerly the Bond Fund


*     The Growth Fund and the Value Fund commenced operations on May 7th, 2004.


** The LifeLine Funds did not have operations during the fiscal years ended October 31, 2004 and 2003. LifeLine Aggressive Growth Strategy Fund, LifeLine Growth Strategy Fund, LifeLine Moderate Growth Strategy Fund, LifeLine Conservative Growth Strategy Fund, and LifeLine Conservative Income Fund commenced operations on February 9, 2005, February 1, 2005, February 1, 2005, February 17, 2005, and February 8, 2005, respectively.


      THE DISTRIBUTOR

      BISYS Fund Services Limited Partnership ("BISYS LP"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, acts as distributor to the Funds under a Distribution Contract with each of the Investor Trust and Advisor Trust. BISYS, BISYS LP, and their affiliates also serve as administrator or distributor to other investment companies. BISYS and BISYS LP are each a wholly-owned subsidiary of The BISYS Group, Inc.

      The Distributor may make payments to broker-dealers for their services in distributing Shares of the Funds.

      Pursuant to the Distribution Plans adopted by the Investor Trust, the Distributor is reimbursed from each Fund monthly for costs and expenses incurred by the Distributor in connection with the distribution of Class A Shares, Class B Shares, and Class C Shares of the Funds and for the provision of certain shareholder services with respect to these Shares. Payments to the Distributor are for various types of activities, including: (1) payments to broker-dealers which advise shareholders regarding the purchase, sale or retention of Class A Shares, Class B Shares, and Class C Shares of the Fund and which provide shareholders with personal services and account maintenance services ("service fees"), (2) payments to employees of the Distributor, and (3) printing and advertising expenses. Pursuant to the Class A Plan, the amount of their reimbursement from a Fund may not exceed on an annual basis 0.25% of the average daily net assets of the Fund represented by Class A Shares outstanding during the period for which payment is being made. Pursuant to the Class B Plan and Class C Plan, respectively, such payments by the Distributor to broker-dealers may be in amounts on an annual basis of up to 0.75% of a Fund's average daily net assets as presented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. The aggregate fees paid to the Distributor pursuant to the Class B Plan and Class C Plan, respectively, and to Shareholder Servicing Agents pursuant to the Administrative Services Plan will not exceed on an annual basis 1.00% of a Fund's average daily net assets represented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. Salary expense of BISYS personnel who are responsible for marketing shares of the various series of the Trust may be allocated to such series on the basis of average net assets; travel expense is allocated to, or divided among, the particular series for which it is incurred.

      The Distribution Plans are subject to the Board of Trustees' approval. The Funds are not liable for distribution and shareholder servicing expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Distribution Plans in that year.

      ADMINISTRATIVE SERVICES PLAN

      The Investor Trust has adopted an Administrative Services Plan which provides that the Trust may obtain the services of an administrator, transfer agent, custodian, and one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. The Administrative Services Plan continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Investor Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or with respect to the Class A, Class B Shares, Class C Shares, or Trust Shares by a majority vote of shareholders of that class. The Administrative Services Plan may not be amended to increase materially the amount of permitted expenses thereunder with respect to the Class A Shares, Class B Shares, Class C Shares, Trust Shares without the approval of a majority of shareholders of that class, and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.


      ADMINISTRATOR AND SUB-ADMINISTRATOR

      Pursuant to an Administration Agreement dated as of July 1, 2005, the Adviser serves as the Trusts' administrator (the "Administrator"), and that role oversees and coordinates the activities of other service providers, and monitors certain aspects of the Trusts' operations. Pursuant to a Sub-Administration Agreement dated as of the same date, the Administrator has retained BISYS Fund Services Ohio, Inc. ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, as sub-administrator (the "Sub-Administrator"). BISYS served as the administrator (rather than sub-administrator), through June 30, 2005. Management and administrative services of the Administrator and Sub-Administrator include providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.


      Pursuant to a Sub-Administration Agreement dated as of June 30, 2005 and a Master Services Agreement dated April 1, 2003 and subsequently amended (the "Master Services Agreement"), BISYS provides the Funds with various services, which include sub-administration of the Trusts and the Funds. BISYS' services also include certain legal and compliance services, as well as fund accounting and transfer agency services. The Administrator and BISYS provide certain persons satisfactory to the Boards of Trustees to serve as officers of the Trusts. Such officers, as well as certain other employees of the Trusts, may be directors, officers or employees of the Administrator, BISYS or their affiliates.


      The Administration Agreement was renewed for the one (1) year period ending December 31, 2006, and may be terminated upon not more than 60 days' written notice by either party. The Agreement provides that the Administrator shall not be liable to the Trust except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement. The Master Services Agreement and Sub-Administration Agreement were also renewed for the one (1) year period ending December 31, 2006. The Agreements provide that BISYS shall not be liable to the Trusts except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement.


      The administration fee primarily consists of an asset-based fee accrued daily and paid monthly at an annual rate of:

Up to $8 billion ....................................................    0.075%
In excess of $8 billion but not exceeding $9.25 billion .............    0.070%
In excess of $9.25 billion but not exceeding $12 billion ............    0.050%
In excess of $12 billion ............................................    0.030%


      The fee rate and breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor family of funds, but the assets of the underlying Portfolios that reflect assets of funds that invest in the Portfolios are not double-counted. The total administration fee to be paid is allocated to each of the funds in the fund complex based upon its proportionate share of the aggregate net assets of the fund complex, and then allocated to each class of shares on a class basis. For assets invested in the underlying Portfolios by the Funds, the Portfolios pay half of the administration fee and the Funds pay half of the administration fee, for a combination at the total fee rate set forth above.

      For the fiscal years ended October 31, 2005, 2004 and 2003, the aggregate amount of administration fees paid directly by the Funds (not including amounts borne indirectly with respect to the Portfolios) were:



FUND^                                              2005***     2004       2003
-----                                             --------   --------   --------
Intermediate Duration Fund +                      $ 13,339   $ 15,239   $ 35,865
Core Plus Fund ++                                 $  9,481   $  9,164   $  8,041
New York Tax-Free Bond Fund                       $ 53,244   $ 52,292   $ 42,995
Growth Fund*                                      $ 15,164   $  6,534        n/a
Growth and Income Fund                            $124,486   $157,574   $139,745
Mid-Cap Fund                                      $ 62,330   $100,085   $ 97,460
Overseas Equity Fund                              $  8,634   $  6,271   $  3,650
Opportunity Fund                                  $ 10,417   $  9,458   $  5,805
Value Fund*                                       $ 18,513   $  8,459        n/a
Advisor Core Plus Fund +++                        $ 39,704   $ 39,914   $ 95,630
International Equity Fund                         $ 64,967   $ 49,743   $ 73,919
Small Cap Equity Fund                             $ 84,419   $106,877   $ 80,773
LifeLine Aggressive Growth Strategy Fund**        $    195        n/a        n/a
LifeLine Growth Strategy Fund**                   $    765        n/a        n/a
LifeLine Moderate Growth Strategy Fund**          $    968        n/a        n/a
LifeLine Conservative Growth Strategy Fund**      $    321        n/a        n/a
LifeLine Conservative Income Strategy Fund**      $    181        n/a        n/a


^ For each of the Feeder Funds and LifeLine Funds, the amounts are calculated based upon the Fund's proportionate share of the amounts charged to the underlying Portfolio or Portfolios in which the Fund invests. The Core Fixed Income Fund, High Yield Fixed Income Fund and Short Duration Fund had not commenced operations as of October 31, 2005.


+     Formerly the Limited Maturity Fund


++    Formerly the Bond Fund

+++   Formerly the Fixed Income Fund

*     The Growth Fund and the Value Fund commenced operations on May 7th, 2004.


** The LifeLine Funds did not have operations during the fiscal years ended October 31, 2004 and 2003. LifeLine Aggressive Growth Strategy Fund, LifeLine Growth Strategy Fund, LifeLine Moderate Growth Strategy Fund, LifeLine Conservative Growth Strategy Fund, and LifeLine Conservative Income Fund commenced operations on February 9, 2005, February 1, 2005, February 1, 2005, February 17, 2005, and February 8, 2005, respectively.

***   Administration fees for 2005 are not reduced to reflect waivers.

TRANSFER AGENT

Under the Master Services Agreement with BISYS, BISYS acts as transfer agent ("Transfer Agent") for the Trusts. The Transfer Agent maintains an account for each shareholder of record, performs other transfer agency functions, and acts as dividend disbursing agent for the Trusts. The principal business address of BISYS is 3435 Stelzer Road, Columbus, OH 43219.

CUSTODIAN


      Pursuant to a Custodian Agreement, with respect to domestic assets, HSBC acts as the custodian of each Fund's (Portfolio's) assets except the High Income Fund (Portfolio). With respect to the High Income Fund (Portfolio) and the foreign assets of all Funds (Portfolios), IBT serves as custodian, for the Advisor Funds and the Portfolios (together, with HSBC, the "Custodians"). The Custodians' responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on each Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts in order to calculate the daily net asset value of Shares of each Fund. Securities held for each Fund may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company. The Custodians do not determine the investment policies of the Funds or decide which securities will be purchased or sold for a Fund. For its services, the Custodian receives such compensation as may from time to time be agreed upon by it and each Trust.


FUND ACCOUNTING AGENT

      Pursuant to the Master Services Agreement, BISYS also serves as fund accounting agent to each Fund. For the fiscal year ended October 31, 2005, the aggregate amount of fund accounting fees paid by the Funds was:


                    FUND^                                                2005**
                    -----                                               -------
Intermediate Duration Fund +                                            $27,001
Core Plus Fund ++                                                       $27,000
Advisor Core Plus Fund +++                                              $ 9,000
New York Tax-Free Bond Fund                                             $64,508
Growth Fund                                                             $35,999
Growth and Income Fund                                                  $54,852
Mid-Cap Fund                                                            $53,510
Overseas Equity Fund                                                    $27,000
International Equity Fund                                               $ 8,851
Opportunity Fund                                                        $27,000
Small Cap Equity Fund                                                   $ 9,000
Value Fund                                                              $35,999
LifeLine Aggressive Growth Strategy Fund*                               $17,250
LifeLine Growth Strategy Fund*                                          $18,750
LifeLine Moderate Growth Strategy Fund*                                 $17,250
LifeLine Conservative Growth Strategy Fund*                             $18,750
LifeLine Conservative Income Strategy Fund*                             $17,250

^ The Core Fixed Income Fund, High Income Fund and Short Duration Fund had not commenced operations as of October 31, 2005.

+     Formerly the Limited Maturity Fund


++    Formerly the Bond Fund

+++   Formerly the Fixed Income Fund


* The LifeLine Funds did not have operations during the fiscal years ended October 31, 2004 and 2003. LifeLine Aggressive Growth Strategy Fund, LifeLine Growth Strategy Fund, LifeLine Moderate Growth Strategy Fund, LifeLine Conservative Growth Strategy Fund, and LifeLine Conservative Income Fund commenced operations on February 9, 2005, February 1, 2005, February 1, 2005, February 17, 2005, and February 8, 2005, respectively.

**  Fund accounting fees for 2005 are not reduced to reflect waivers.


SHAREHOLDER SERVICING AGENTS


      The Trusts have entered into a shareholder servicing agreement (a "Servicing Agreement") with certain Shareholder Servicing Agents, including HSBC, pursuant to which the Shareholder Servicing Agent, as agent for its customers, among other things: answers customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Funds may be effected and certain other matters pertaining to the Funds; assists shareholders in designating and changing dividend options, account designations and addresses; provides necessary personnel and facilities to establish and maintain shareholder accounts and records; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Shares; verifies and guarantees shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishes (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmits, on behalf of each Trust, proxy statements, annual reports, updated prospectuses and other communications from each Trust to the Funds' shareholders; receives, tabulates and transmits to each Trust proxies executed by shareholders with respect to meetings of shareholders of the Funds or the Trusts; and provides such other related services as the Trusts or a shareholder may request. Each Fund is authorized to pay a shareholder servicing fee up to 0.25%, on an annual basis, of the Fund's average daily net assets attributable to Class A, B and C Shares. Class R Shares of each Fund is authorized to pay a shareholder servicing fee of up to 0.75%, on an annual basis, of the Fund's average daily net assets attributable to Class R Shares.

      The Trusts understand that some Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of the Prospectus, in addition to or different from those imposed by each Trust, such as requiring a different minimum initial or subsequent investment, account fees (a fixed amount per transaction processed), compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered), or account maintenance fees (a periodic charge based on a percentage of the assets in the account or of the dividends paid on those assets). Each Shareholder Servicing Agent has agreed to transmit to its customers who are holders of Shares appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to the imposition of any transaction fees. Conversely, each Trust understands that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Funds with respect to those accounts.


FEDERAL BANKING LAW

      The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, HSBC's and the Adviser's activities remain subject to, and may be limited by, applicable federal banking law and regulations. HSBC and the Adviser believe that they possess the legal authority to perform the services for the Funds contemplated by the Prospectus, this SAI, and the Advisory Contract without violation of applicable statutes and regulations. If future changes in these laws and regulations were to limit the ability of HSBC and the Adviser to perform these services, the Board of Trustees of each Trust would review the relationship with HSBC and the Adviser and consider taking all action necessary in the circumstances, which could include recommending to shareholders the selection of another qualified advisor or, if that course of action appeared impractical, that a Fund be liquidated.

EXPENSES

      Except for expenses paid by the Adviser and the Distributor, each Fund bears all the costs of its operations. Expenses attributable to a class ("Class Expenses") shall be allocated to that class only. Class Expenses with respect to the Class A Shares, Class B Shares, and Class C Shares must include payments made pursuant to their respective Distribution Plan and the Administrative Services Plan. In the event a

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

particular expense is not reasonably allocable by class or to a particular class, it shall be treated as a Fund expense or a Trust expense. Trust expenses directly related to a Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of each Trust in relation to the net asset value of the portfolios.

                        DETERMINATION OF NET ASSET VALUE

      The net asset value of each of the shares is determined on each day on which the New York Stock Exchange ("NYSE") is open for trading. As of the date of this Statement of Additional Information, the NYSE is open every weekday except for the days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      The value of fixed income securities held in a Fund's portfolio will be determined on each day the fixed income market on which the security trades is open. It is anticipated that the U.S. markets for fixed income securities will be closed on certain days and at certain times when the NYSE is open for trading. On days or at times that the fixed income markets are closed and the NYSE is open, each Fund that holds a fixed income security in its portfolio will value that security based on market quotations as of the most recent closing of the fixed income market on which the security trades or valued at fair value in accordance with procedures established by each Trust, as appropriate.

      The value of each security for which readily available market quotations exists is based on a decision as to the broadest and most representative market for such security. The value of such security is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available or are deemed unreliable due to a significant event or otherwise are based on fair value as determined in good faith in accordance with the procedures established by, and under the general supervision of, the Funds' Board of Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value.

      Shares of the Portfolios held by the Funds and LifeLine Funds are valued at their respective net asset values as reported to the Adviser or its agent. Other assets of the LifeLine Funds, if any, are valued at their current market value if market quotations are readily available. If market quotations are not available, or if the Adviser determines that the price of a security does not represent its fair value, these assets are valued at fair value in accordance with procedures adopted by the Board of Trustees.

      For purposes of determining a Fund's net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by any major bank.

      Bonds and other fixed-income securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed-income securities this ordinarily will be the over-the-counter market. Bonds and other fixed income securities (other than short-term obligations but including listed issues) in a Fund's portfolio may be valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of each Trust. The Adviser typically completes its trading on behalf of the Funds or Portfolios in various markets before 4:00 p.m., and the value of portfolio securities is determined when the primary market for those securities closes for the day. Foreign currency exchange rates are also determined prior to 4:00 p.m. The value of a foreign security held by a Fund is converted into its U.S. dollar equivalent

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

using the latest foreign exchange bid quotation at the time as of which the NAV is calculated, typically 4:00 p.m., eastern time. Such bid quotation shall be obtained from an independent pricing service approved by the Board of Trustees. However, if extraordinary events occur that are expected to affect the value of a portfolio security after the close of the primary exchange on which it is traded, the security will be valued at fair value as determined in good faith under the direction of the Board of Trustees of each Trust. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Securities (other than short-term obligations) for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees of each Trust.

      In making such valuations, the pricing service utilizes dealer-supplied valuations which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Fund securities (other than short-term obligations) for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

      Interest income on long-term obligations in a Fund's portfolio is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of premium.

      The accounting records of a Fund are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.


      The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.


      To the extent that a Fund purchases securities which are restricted as to resale or for which current market quotations are not available, the Adviser will value such securities based upon all relevant factors as outlined in FRR 1.

      Subject to each Trust's compliance with applicable regulations, the Trusts on behalf of each Fund have reserved the right to pay the redemption or repurchase price of shares, either totally or partially, by a distribution in kind of portfolio securities from a Portfolio (instead of cash), as applicable. The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. Each Trust will redeem Fund shares in kind

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

only if it has received a redemption in kind from a Portfolio and therefore shareholders of a Fund that receive redemptions in kind will receive securities of the portfolio. The Portfolios have advised each Trust that the Portfolios will not redeem in kind except in circumstances in which a Fund is permitted to redeem in kind.

                               PURCHASE OF SHARES

      Shares may be purchased through the Distributor, Shareholder Servicing Agents or through securities brokers that have entered into a dealer agreement with the Distributor ("Securities Brokers"). Shares may be purchased at their net asset value next determined after an order is transmitted to and accepted by the Transfer Agent or is received by a Shareholder Servicing Agent or a Securities Broker if it is transmitted to and accepted by the Transfer Agent. Purchases are effected on the same day the purchase order is received by the Transfer Agent provided such order is received prior to 4:00 p.m., New York time, on any Fund Business Day. Each Shareholder Servicing Agent or Securities Broker is responsible for and required to promptly forward orders for shares to the Transfer Agent.

      All purchase payments are invested in full and fractional Shares. Each Trust reserves the right to cease offering Shares for sale at any time or to reject any order for the purchase of Shares.

      While there is no sales load on purchases of Class B Shares and Class C Shares, the Distributor may receive fees from the Funds. Other funds which have investment objectives similar to those of the Fund but which do not pay some or all of such fees from their assets may offer a higher yield.

      An investor may purchase Shares through the Distributor directly or by authorizing his Shareholder Servicing Agent to purchase such Shares on his behalf through the Transfer Agent.

      Certain clients of the Adviser whose assets would be eligible for purchase by the Funds may purchase shares of the Trusts with such assets. Assets purchased by the Funds will be subject to valuation and other procedures by the Board of Trustees.


      The following information supplements and should be read in conjunction with the sections in the Funds' Prospectuses entitled "Purchasing and Adding to Your Shares" and "Distribution Arrangements/Sales Charges". The Prospectuses contain a general description of how investors may buy shares of the Funds and states whether a Fund offers more than one class of shares. Class A shares are generally sold with a sales charge payable at the time of purchase. The prospectus contains a table of applicable CDSCs. After being held for six years, Class B shares will automatically convert into Class A shares which are not subject to sales charges or a CDSC. Class B and C shares are offered without an initial sales charge. The Funds may sell shares without a sales charge or CDSC pursuant to special purchase plans the Trusts sign.


      When purchasing Fund shares, you must specify which Class is being purchased. The decision as to which Class of shares is most beneficial to you depends on the amount and the intended length of your investment. You should consider whether, during the anticipated life of your investment in a Fund, the accumulated distribution fee, service fee and CDSC, if any, on Class B shares or Class C shares would be less than the accumulated distribution fee and initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the return on Class A shares respectively. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution and service fees on Class B or Class C shares exceed the accumulated distribution fee and initial sales charge on Class A shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to ongoing distribution and service fees. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Generally, Class A shares will be most appropriate for investors who invest substantial amounts (e.g. over $50,000) in Fund shares.

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

      Shares of the Funds are offered on a continuous basis at net asset value, plus any applicable sales charge, by the Distributor as an investment vehicle for institutions, corporations, fiduciaries and individuals.

      The sales load on Class A Shares does not apply in any instance to reinvested dividends.

      From time to time dealers who receive dealer discounts and broker commissions from the Distributor may reallow all or a portion of such dealer discounts and broker commissions to other dealers or brokers. The Distributor may also provide additional compensation to dealers in connection with sales of shares of the Funds. Dealers may not use sales of a Fund's Shares to qualify for the compensation to the extent such may be prohibited by the laws of any state or any self- regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Funds or their shareholders.

      Stock certificates will not be issued with respect to the shares. The Transfer Agent shall keep accounts upon the book of each Trust for recordholders of such shares.

CLASS R SHARES

      Class R Shares of the LifeLine Funds generally are available only to 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, "retirement plans") whereby the retirement plan or the retirement plan's financial service firm has an agreement with the Funds to utilize Class R Shares in certain investment products or programs. Class R Shares are generally available to small and mid sized retirement plans having at least $1 million in assets. In addition, Class R Shares also are generally available only to retirement plans where Class R Shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial service firm) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other retirement plan service provider. Class R Shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, one person Keogh plans, SIMPLE IRAs, or individual 403(b) plans, or through 529 Plan accounts.

      A retirement plan's intermediaries can help determine which class is appropriate for that retirement plan. If a retirement plan qualifies to purchase other shares of a Fund, one of these other classes may be more appropriate than Class R Shares. Specifically if a retirement plan eligible to purchase Class R Shares is otherwise qualified to purchase other Classes at net asset value or at a reduced sales charge or where the retirement plan does not require the distribution and administrative support services typically required by Class R Share investors and/or the retirement plan's intermediaries have elected to forgo the level of compensation that Class R Shares provide. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. A retirement plan's intermediaries may receive different compensation depending upon which class is chosen.

EXCHANGE PRIVILEGE

      By contacting the Transfer Agent or his Shareholder Servicing Agent or his securities broker, a shareholder of each Fund may exchange some or all of his Shares for shares of an identical class of one or more of the following investment companies for which HSBC serves as investment adviser as HSBC may determine (the "HSBC Investor Funds"): HSBC Investor Money Market Fund, HSBC Investor U.S. Government Money Market Fund, HSBC Investor U.S. Treasury Money Market Fund, HSBC Investor New York Tax-Free Money Market Fund, HSBC Investor Cash Management Fund, HSBC Investor Tax-Free Money Market Fund and the HSBC Investor California Tax-Free Money Market Fund (the "Money Market Funds"); HSBC Short Duration Fixed Income Fund, HSBC Investor Core Fixed Income Fund, HSBC Intermediate Duration Fixed Income Fund, HSBC Investor Core Plus Fixed Income Fund, HSBC Investor High Yield Fixed Income Fund, New York Tax-Free Bond Fund (the "Income Funds"); HSBC Investor Growth Fund, HSBC Investor Value Fund, HSBC Investor Growth and Income Fund, HSBC

Investor Mid-Cap Fund, HSBC Investor Overseas Equity Fund and HSBC Investor Opportunity Fund ("Equity Funds," Income Funds and Equity Funds together, the "Retail Funds"). By contacting the Transfer Agent or his Shareholder Servicing Agent or his securities broker, a shareholder of the Retail Funds may exchange some or all of his Shares at net asset value without a sales charge for Shares of the same class offered with the same or lower sales charge by any of the Trusts' other Funds. Exchanges for Shares with a higher sales charge may be made upon payment of the sales charge differential.

      An investor will receive Class A Shares of a Fund in exchange for Class A shares of other HSBC Investor Funds, unless the investor is eligible to receive Class D Shares of the Money Market Funds, in which case the investor will receive Class D Shares of a Money Market Fund in exchange for Class A shares of a HSBC Investor Fund. Class B Shares, Class C Shares, and Advisor Shares may be exchanged for shares of the same class of one or more of the HSBC Investor Funds at net asset value without a front-end sales charge provided that the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. Holders of the Fund's Class B Shares may not exchange their Shares for shares of any other class. Exchanges of Fund Investor Shares for Investor shares of one or more HSBC Investor Funds may be made upon payment of the applicable sales charge, unless otherwise exempt. Shareholders of Class A Shares of the Fund who are shareholders as of December 31, 1997 will be grandfathered with respect to the HSBC Investor Funds and will be exempt from having to pay a sales charge on any new purchases of Class A or Shares of the Fund. An exchange of Class B Shares or Class C Shares will not affect the holding period of the Class B Shares or Class C Shares for purposes of determining the CDSC, if any, upon redemption. An exchange may result in a change in the number of Shares held, but not in the value of such Shares immediately after the exchange. Each exchange involves the redemption of the Shares to be exchanged and the purchase of the shares of the other HSBC Investor Funds, which may produce a gain or loss for tax purposes.

      Because Class R Shares of the LifeLine Funds are held within retirement plans, exchange privileges are only available for other Class R Shares of the LifeLine Funds. Please contact your retirement plan administrator for information on how to exchange your Class R Shares within your retirement plan.


      The exchange privilege (or any aspect of it) may be changed or discontinued upon 60 days' written notice to shareholders and is available only to shareholders in states in which such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the other HSBC Investor Funds and consider the differences in investment objectives and policies before making any exchange. It should also be noted that the Funds impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for less than 30 days. See "Redemption Fee."

      An exchange is considered a sale of shares and may result in a capital gain or loss for federal income tax purposes. A Shareholder wishing to exchange his or her Shares may do so by contacting the Trusts at 800-782-8183, by contacting his or her broker-dealer or by providing written instruction to the Distributor.


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

AUTOMATIC INVESTMENT PLAN

      The Trusts offer a plan for regularly investing specified dollar amounts ($25.00 minimum in monthly, quarterly, semi-annual or annual intervals) in the Funds. If an Automatic Investment Plan is selected, subsequent investments will be automatic and will continue until such time as the Trusts and the investor's bank are notified in writing to discontinue further investments. Due to the varying procedures to prepare, process and forward the bank withdrawal information to the Trusts, there may be a delay between the time of bank withdrawal and the time the money reaches the Funds. The investment in the Funds will be made at the net asset value per share determined on the Fund Business Day that both the check and the bank withdrawal data are received in required form by the Transfer Agent. Further information about the plan may be obtained from BISYS at the telephone number listed on the back cover.

      For further information on how to purchase Shares from the Distributor, an investor should contact the Distributor directly (see back cover for address and phone number).

THROUGH A SHAREHOLDER SERVICING AGENT OR A SECURITIES BROKER

      Shares are being offered to the public, to customers of a Shareholder Servicing Agent and to customers of a securities broker that has entered into a dealer agreement with the Distributor. Shareholder Servicing Agents and securities brokers may offer services to their customers, including specialized procedures for the purchase and redemption of Shares, such as pre- authorized or automatic purchase and redemption programs. Each Shareholder Servicing Agent and securities broker may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, account maintenance fees and minimum account balance requirements. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent or securities broker. Conversely, certain Shareholder Servicing Agents may (although they are not required by the Trusts to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Funds, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents.

      Shareholder Servicing Agents and securities brokers may transmit purchase payments on behalf of their customers by wire directly to the Funds' custodian bank by following the procedures described above.

      For further information on how to direct a securities broker or a Shareholder Servicing Agent to purchase Shares, an investor should contact his securities broker or his Shareholder Servicing Agent (see back cover for address and phone number).

                                  SALES CHARGES

CLASS A SHARES

      The public offering price of the Class A Shares of the Funds equals net asset value plus the applicable sales charge. The Distributor receives this sales charge and may reallow it as dealer discounts and brokerage commissions as follows:

Equity Funds

                                    SALES CHARGES AS:
     SIZE OF TRANSACTION AT           PERCENTAGE OF     PERCENTAGE OF NET
         OFFERING PRICE              OFFERING PRICE      AMOUNT INVESTED
         --------------             -----------------   -----------------
Less than $50,000                         5.00%              5.26%
$50,000 but less than $100,000            4.50%              4.71%
$100,000 but less than $250,000           3.75%              3.90%

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$250,000 but less than $500,000           2.50%              2.56%
$500,000 but less than $1,000,000         2.00%              2.04%
$1,000,000 and over                       1.00%              1.01%

      Income Funds

                                    SALES CHARGES AS:
     SIZE OF TRANSACTION AT           PERCENTAGE OF     PERCENTAGE OF NET
         OFFERING PRICE              OFFERING PRICE      AMOUNT INVESTED
         --------------             -----------------   -----------------
Less than $50,000                         4.75%              4.99%
$50,000 but less than $100,000            4.25%              4.44%
$100,000 but less than $250,000           3.50%              3.63%
$250,000 but less than $500,000           2.50%              2.56%
$500,000 but less than $1,000,000         2.00%              2.04%
$1,000,000 and over                       1.00%              1.01%

SALES CHARGE WAIVERS

      The Distributor may waive sales charges for the purchase of Class A Shares of the Funds by or on behalf of (1) purchasers for whom HSBC or one of its affiliates acts in a fiduciary, advisory, custodial or similar capacity, (2) employees and retired employees (including spouses, children and parents of employees and retired employees) of HSBC, BISYS and any affiliates thereof, (3) Trustees of the Trusts, (4) directors and retired directors (including spouses and children of directors and retired directors) of HSBC and any affiliates thereof, (5) purchasers who use proceeds from an account for which HSBC or one of its affiliates acts in a fiduciary, advisory, custodial or similar capacity, to purchase Class A Shares of the Fund, (6) brokers, dealers and agents who have a sales agreement with the Distributor, and their employees (and the immediate family members of such individuals), (7) investment advisers or financial planners that have entered into an agreement with the Distributor and that place trades for their own accounts or the accounts of eligible clients and that charge a fee for their services, and clients of such investment advisers or financial planners who place trades for their own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker or agent that has entered into an agreement with the Distributor, (8) orders placed on behalf of other investment companies distributed by BISYS L.P. or its affiliated companies, and (9) shares purchased by tax-qualified employee benefit plans. The Distributor may also waive Class A shares that were subject to a sales charge, sales charges for the purchase of the Funds Class A shares with the proceeds from the recent redemption of Class B shares, or Class C Shares of the Funds. The purchase must be made within 60 days of the redemption, and the Distributor must be notified in writing by the investor, or by his or her financial institution, at the time the purchase is made. A copy of the investor's account statement showing such redemption must accompany such notice. To receive a sales charge waiver in conjunction with any of the above categories, Shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification.

CONCURRENT PURCHASES

      For purposes of qualifying for a lower sales charge, investors have the privilege of combining "concurrent purchases" of Class A Shares of any fund in the HSBC Investor Family of Funds. For example, if a Shareholder concurrently purchases Class A Shares in one of the Funds of the Trusts sold with a sales charge at the total public offering price of $25,000 and Class A Shares in another Fund sold with a sales charge at the total public offering price of $75,000, the sales charge would be that applicable to a $100,000 purchase as shown in the appropriate table above. The investor's "concurrent purchases" described above shall include the combined purchases of the investor, the investor's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to this privilege, Shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This privilege, however, may be modified or eliminated at any time or from time to time by the Trusts without notice.

LETTER OF INTENT

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

      An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such investor to purchase Class A Shares of the Funds at a designated total public offering price within a designated 13-month period. Each purchase of Class A Shares under a Letter of Intent will be made at the net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent (the "Applicable Sales Charge"). A Letter of Intent may include purchases of Class A Shares made not more than 90 days prior to the date such investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor will receive as a credit against his/her purchase(s) of Class A Shares during this 90-day period at the end of the 13-month period, the difference, if any, between the sales load paid on previous purchases qualifying under the Letter of Intent and the Applicable Sales Charge.

      A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Class A Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Class A Shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Class A Shares, whether paid in cash or reinvested in additional Class A Shares, are not subject to escrow. The escrowed Class A Shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated in the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional Class A Shares of the Fund at the then current public offering price subject to the rate of sales charge applicable to the actual amount of the aggregate purchases. For further information about Letters of Intent, interested investors should contact the Trusts at 1-800-782-8183. This program, however, may be modified or eliminated at any time or from time to time by the Trusts without notice.

RIGHT OF ACCUMULATION

      Pursuant to the right of accumulation, investors are permitted to purchase Class A Shares of the Funds at the public offering price applicable to the total of (a) the total public offering price of the Class A Shares of the Funds then being purchased plus (b) an amount equal to the then current net asset value of the "purchaser's combined holdings" of the Class A Shares of the Funds that were subject to a sales charge, and any Class B Shares and/or Class C Shares held. Class A Shares sold to purchasers for whom HSBC or one of its affiliates acts in a fiduciary, advisory, custodial (other than retirement accounts), agency, or similar capacity are not presently subject to a sales charge. The "purchaser's combined holdings" described above shall include the combined holdings of the purchaser, the purchaser's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to the right of accumulation, shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This right of accumulation, however, may be modified or eliminated at any time or from time to time by the Trusts without notice.

CONTINGENT DEFERRED SALES CHARGE ("CDSC") - CLASS B SHARES

      Class B Shares of the Fund, which are redeemed less than four years after purchase will be subject to a CDSC. The CDSC will be based on the lesser of the net asset value at the time of purchase of the Class B Shares being redeemed or the net asset value of such Shares at the time of redemption. Accordingly, a CDSC will not be imposed on amounts representing increases in net asset value above the net asset value at the time of purchase. In addition, a CDSC will not be assessed on Class B Shares purchased through reinvestment of dividends or capital gains distributions.

      Solely for purposes of determining the amount of time which has elapsed from the time of purchase of any Class B Shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. If an investor sells some but not all his or her Class B Shares, shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

      Class B Shares of the Funds may be purchased for individual accounts only in amounts of less than $100,000. There is no sales charge imposed upon purchases of Class B Shares, but investors may be subject to a CDSC. In such cases, the CDSC will be:

      YEARS SINCE
       PURCHASE           CDSC AS A % OF DOLLAR AMOUNT SUBJECT TO CHARGE
      0-1                                       4.00%
      1-2                                       3.00%
      2-3                                       2.00%
      3-4                                       1.00%
      More than 4                               None

      The CDSC is waived on redemptions of Class B Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a Shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code Section 403(b)(7) to a Shareholder who has reached age 70 1/2, and
(iii) to the extent the redemption represents the minimum required distribution from retirement plans under Code Section 401(a) where such redemptions are necessary to make distributions to plan participants.

CONVERSION FEATURE -- CLASS B SHARES

      Class B Shares of the Funds will convert automatically to Class A Shares of the same Fund after six years from the beginning of the calendar month in which the Class B Shares were originally purchased. After conversion, the shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares which will increase the shareholder's investment return compared to the Class B Shares. A shareholder will not pay any sales charge or fees when his or her shares convert, nor will the transaction be subject to any tax. If an investor purchased Class B Shares of one Fund which he or she exchanged for Class B Shares of another Fund, the holding period will be calculated from the time of the original purchase of Class B Shares. The dollar value of Class A Shares the investor receives will equal the dollar value of the Class B shares converted.

LEVEL LOAD ALTERNATIVE -- CLASS C SHARES

      Class C Shares of the Funds may be purchased for individual accounts normally in amounts of less than $100,000. Class C Shares of the Funds are sold at net asset value without an initial sales charge but are subject to a CDSC of 1.00% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section Contingent Deferred Sales Charge ("CDSC") -- Class B Shares" except that the references to three years and four years in the first paragraph of that section shall mean one year in the case of Class C Shares. Class C Shares are subject to an annual 12b-1 fee of up to 1.00% of the average daily net assets of the Class. Unlike Class B Shares, Class C Shares have no conversion feature and, accordingly, an investor that purchases Class C Shares will be subject to 12b-1 fees applicable to Class C Shares for an indefinite period subject to annual approval by each Fund's Board of Trustees and regulatory limitations.

      The higher fees mean a higher expense ratio, so Class C Shares pay correspondingly lower dividends and may have a lower net asset value than Class A Shares. Broker-dealers and other financial intermediaries whose clients have purchased Class C Shares may receive a trailing commission equal to 1.00% of the average daily net asset value of such shares on an annual basis held by their clients more than one year from the date of purchase. Trailing commissions will commence immediately with respect to shares eligible for exemption from the CDSC normally applicable to Class C Shares.

      Unlike Class B Shares, Class C Shares have no conversion feature.

                              REDEMPTION OF SHARES

      A shareholder may redeem all or any portion of the shares in his account at any time at the net asset value next determined after a redemption order in proper form is furnished by the shareholder to the Transfer Agent, with respect to shares purchased directly through the Distributor, or to his securities broker or his Shareholder Servicing Agent, and is transmitted to and received by the Transfer Agent. Class A Shares, Class R and Class Y Shares may be redeemed without charge while Class B Shares and Class C Shares may be subject to a contingent deferred sales charge (CDSC). See "Contingent Deferred Sales Charge ("CDSC") -- Class B Shares and Class C Shares" above. Redemptions are effected on the same day the redemption order is received by the Transfer Agent provided such order is received prior to 4:00 p.m., New York time, on any Fund Business Day. Shares redeemed earn dividends up to and including the day prior to the day the redemption is effected.

      The proceeds of a redemption are normally paid from each Fund in U.S. dollars on the next Fund Business Day following the date on which the redemption is effected, but in any event within seven days. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists. To be in a position to eliminate excessive expenses, the Trusts reserve the right to redeem upon not less than 30 days' notice all shares in an account which has a value below $50, provided that such involuntary redemptions will not result from fluctuations in the value of Fund shares. A shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

      Unless shares have been purchased directly from the Distributor, a shareholder may redeem shares only by authorizing his securities broker, if applicable, or his Shareholder Servicing Agent to redeem such Shares on his behalf (since the account and records of such a shareholder are established and maintained by his securities broker or his Shareholder Servicing Agent). For further information as to how to direct a securities broker or a Shareholder Servicing Agent to redeem shares, a shareholder should contact his securities broker or his Shareholder Servicing Agent.

REDEMPTION FEE

      The Funds impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for less than 30 days.

SYSTEMATIC WITHDRAWAL PLAN

      Any shareholder who owns shares with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which he redeems at net asset value the number of full and fractional shares which will produce the monthly, quarterly, semi-annual or annual payments specified (minimum $50.00 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor's principal. Investors contemplating participation in this Plan should consult their tax advisers. No additional charge to the shareholder is made for this service.

REDEMPTION OF SHARES PURCHASED DIRECTLY THROUGH THE DISTRIBUTOR

      Redemption by Letter. Redemptions may be made by letter to the Transfer Agent specifying the dollar amount or number of Class A Shares to be redeemed, account number and the Fund. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign). In connection with a written redemption request, all signatures of all registered owners or authorized parties must be guaranteed by an Eligible Guarantor Institution, which includes a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. The Funds' transfer agent, however, may reject redemption instructions if the guarantor is neither a member nor a participant in a signature guarantee program (currently known as "STAMP", "SEMP", or "NYSE MPS"). Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

      Redemption by Wire or Telephone. An investor may redeem Class A, Class B and Class C Shares of the Funds by wire or by telephone if he has checked the appropriate box on the Purchase Application or has filed a Telephone Authorization Form with the Trusts. These redemptions may be paid from the applicable Fund by wire or by check. The Trusts reserve the right to refuse telephone wire redemptions and may limit the amount involved or the number of telephone redemptions. The telephone redemption procedure may be modified or discontinued at any time by the Trusts. Instructions for wire redemptions are set forth in the Purchase Application. The Trusts employ reasonable procedures to confirm that instructions communicated by telephone are genuine. For instance, the following information must be verified by the shareholder or securities broker at the time a request for a telephone redemption is effected:
(1) shareholder's account number; (2) shareholder's social security number; and
(3) name and account number of shareholder's designated securities broker or bank. If either Trust fails to follow these or other established procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.

                                RETIREMENT PLANS

      Shares of the Funds are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available from the Trust or the Sponsor upon request. The tax law governing tax-deferred retirement plans is complex and changes frequently. Before investing in the Fund through one or more of these plans, an investor should consult his or her tax adviser.

INDIVIDUAL RETIREMENT ACCOUNTS

      Shares of the Fund may be used as a funding medium for an IRA. An Internal Revenue Service-approved IRA plan may be available from an investor's Shareholder Servicing Agent. In any event, such a plan is available from the Sponsor naming BISYS as custodian. The minimum initial investment for an IRA is $250; the minimum subsequent investment is $100. In general, IRAs are available to individuals who receive compensation or earned income and their spouses whether or not they are active participants in a tax- qualified or Government-approved retirement plan. In general, an IRA contribution by an individual who participates, or whose spouse participates, in a tax-qualified or Government-approved retirement plan may not be deductible, in whole or in part, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before planning a rollover or determining contribution limits.

DEFINED CONTRIBUTION PLANS

      Investors who are self-employed may purchase shares of the Funds for retirement plans for self-employed persons which are known as defined contribution plans (formerly Keogh or H.R. 10 Plans). HSBC offers a prototype plan for money purchase and profit sharing defined contribution plans. The rules governing these plans are complex, and a tax adviser should be consulted.

SECTION 457 PLAN, 401(K) PLAN, 403(B) PLAN

      The Funds may be used as investment vehicles for certain deferred compensation plans provided for by Section 457 of the Internal Revenue Code of 1986, as amended, (the "Code") with respect to service for state governments, local governments, rural electric cooperatives and political subdivisions, agencies, instrumentalities, tax-exempt organizations and certain affiliates of such entities. The Funds may also be used as investment vehicles for both 401(k) plans and 403(b) plans.

                           DIVIDENDS AND DISTRIBUTIONS

      For each Income Fund, the relevant Trust declares all of the Fund's net investment income daily as a dividend to the Fund's shareholders. Dividends substantially equal to a Fund's net investment income earned during the month are distributed in that month to the Fund's shareholders of record. Generally, a Fund's net investment income consists of the interest and dividend income it earns, less expenses. In computing interest income, premiums are not amortized nor are discounts accrued on long-term debt securities in the Fund, except as required for federal income tax purposes.


      Each Fund's net realized capital gains, if any, are distributed to shareholders annually. Additional distributions are also made to each Fund's shareholders to the extent necessary to avoid application of the 4% non-deductible federal excise tax on certain undistributed income and net capital gains of regulated investment companies. Shares begin accruing dividends on the day they are purchased. For the Core Fixed Income Fund, Core Plus Fixed Income Fund and Advisor Core Plus Fixed Income Fund Intermediate Duration Fixed Income Fund, New York Tax-Free Bond Fund, Growth and Income Fund, International Equity Fund, Mid-Cap Fund, Overseas Equity Fund, Opportunity Fund, and Small Cap Equity Fund, dividends are distributed monthly. For the Growth Fund, dividends are distributed annually, and for the Value Fund, dividends are distributed semi-annually. Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder's Shareholder Servicing Agent or securities broker), dividends are distributed in the form of additional shares of each Fund at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.


      Certain mortgage-backed securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as ordinary discount income or bond premium expense) will not normally be considered as income to the Portfolios and therefore will not be distributed as dividends to the shareholders of the Funds that invest in the Portfolios. Rather, these payments on mortgage-backed securities generally will be reinvested by the Portfolios in accordance with its investment objective and policies.

              DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES

      INVESTOR TRUST AND ADVISOR TRUST

      Each Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The shares of each series participate equally in the earnings, dividends and assets of the particular series. Currently, the Investor Trust has 24 series of shares and the Advisor Trust has 3 series of shares. The separate series of each Trust constitute a separately managed "Fund". The Trusts reserve the right to create additional series of shares. Currently, the Funds issue separate classes of shares as described under "General Information."

      Each share of each class of the Funds, if applicable, represents an equal proportionate interest in the Fund with each other share. Shares have no preference, preemptive, conversion or similar rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. The Trusts are not required and have no current intention to hold annual meetings of shareholders, although the Trusts will hold special meetings of Fund shareholders when in the judgment of the Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote. Shareholders of each series generally vote separately, for example, to approve investment advisory agreements or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Under certain circumstances the shareholders of one or more series could control the outcome of these votes. Shares of each class of a series represent an equal pro rata interest in such series and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear any class expenses; and (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement, and each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

      Under each Trust's Declaration of Trust, the Trusts are not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that either the Investor Trust or the Advisor Trust will hold shareholders' meetings unless required by law or its respective Declaration of Trust. In this regard, each Trust will be required to hold a meeting to elect Trustees (i) to fill any existing vacancies on the Board if after filling the vacancy, less than two-thirds of the Trustees then holding office would have been elected by shareholders, or (ii) if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Investor Trust's and Advisor Trust's Declaration of Trust provide that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

      The Trusts' shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

      Interests in a Portfolio have no preference, preemptive, conversion or similar rights, and are fully paid and non-assessable. The Portfolio Trust is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of the Portfolio Trust's Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.

      Shareholders of the Investor Trust and Advisor Trust should note that the respective series (or "Portfolios" ) of the Portfolio Trust will vote separately or together in the same manner as described above for the Trusts. Under certain circumstances, the investors in one or more Portfolios of the Portfolio Trust could control the outcome of these votes. Whenever the Portfolio Trust is requested to vote on a matter pertaining to the Portfolio, the Advisor Trust and/or the Investor Trust will hold a meeting of the affected Fund's shareholders and will cast all of its votes on each matter at a meeting of investors in the Portfolio proportionately as instructed by the Fund's shareholders. However, subject to applicable statutory and regulatory requirements, the Investor Trust and Advisor Trust would not request a vote of the Fund's shareholders with respect to any proposal relating to the Portfolio which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund.

      Shareholders of each Fund have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders of the same Trust in connection with requesting a meeting of shareholders of the Trust for the purpose of removing one or more Trustees. Shareholders of a Trust also have the right to remove one or more Trustees without a meeting by a declaration in writing subscribed to by a specified number of shareholders. Upon liquidation or dissolution of a Fund, shareholders of the Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

      Each of the Investor Trust and Advisor Trust's Declaration of Trust provides that, at any meeting of shareholders of the Funds or the Trust, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

      Each Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

PORTFOLIO TRUST


      The Portfolio Trust is organized as a master trust fund under the laws of the State of New York. The Portfolios are separate series of the Portfolio Trust, which currently has nine series. The Portfolio Trust's Declaration of Trust provides that the Fund and other entities investing in each Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of their respective Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees believe that neither Fund nor their shareholders will be adversely affected by reason of the investment of all of its assets in the Portfolio.


OWNERSHIP OF THE FUNDS


      As of February 1, 2006, the following persons owned of record 5% or more of a Fund or class of shares:

                                                            Percent of the
                                                               Class Total
                                                            Assets Held by
Fund/Class                                 No. of Shares   the Shareholder
----------------------------------------   -------------   ---------------

AGGRESSIVE GROWTH STRATEGY FD CL A

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                              85281.785        98.40%

AGGRESSIVE GROWTH STRATEGY FD CL B
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                              95664.542       100.00%

AGGRESSIVE GROWTH STRATEGY FD CL C

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                               6058.046       100.00%

CONSERVATIVE GROWTH STRATEGY FD CL A

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                             150446.287       100.00%


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


                                                            Percent of the
                                                               Class Total
                                                            Assets Held by
Fund/Class                                 No. of Shares   the Shareholder
----------------------------------------   -------------   ---------------

CONSERVATIVE GROWTH STRATEGY FD CL B

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                             158781.036        99.97%

CONSERVATIVE GROWTH STRATEGY FD CL C

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                              20360.149       100.00%

CONSERVATIVE INCOME STRATEGY FD CL A

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                              95279.146       100.00%

CONSERVATIVE INCOME STRATEGY FD CL B

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                              48942.893       100.00%

CONSERVATIVE INCOME STRATEGY FD CL C

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                              24506.796       100.00%

GROWTH STRATEGY FD CL A

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                             308429.816        99.66%

GROWTH STRATEGY FD CL B

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                             347925.006       100.00%

GROWTH STRATEGY FD CL C

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                              24078.663       100.00%

                                                            Percent of the
                                                               Class Total
                                                            Assets Held by
Fund/Class                                 No. of Shares   the Shareholder
----------------------------------------   -------------   ---------------

HIGH YIELD FIXED INCOME FUND - CLASS A

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                             434281.158       100.00%

HIGH YIELD FIXED INCOME FUND - CLASS B

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                              82479.236        99.99%

HIGH YIELD FIXED INCOME FUND - CLASS C

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                              10072.178        99.90%

HIGH YIELD FIXED INCOME FUND - CLASS Y

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                             232205.778       100.00%

HIGH YIELD FIXED INCOME FUND LTD -  A

BISYS FUND SERVICES OHIO INC
3435 STELZER RD
COLUMBUS OH 43219                                 10.000       100.00%

HIGH YIELD FIXED INCOME FUND LTD -  B

BISYS FUND SERVICES OHIO INC
3435 STELZER RD
COLUMBUS OH 43219                                 10.000       100.00%

HIGH YIELD FIXED INCOME FUND LTD -  Y

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                              51703.496        99.98%

HSBC INVESTOR BOND FUND - CLASS A

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                            1240116.739        95.91%

                                                            Percent of the
                                                               Class Total
                                                            Assets Held by
Fund/Class                                 No. of Shares   the Shareholder
----------------------------------------   -------------   ---------------

HSBC INVESTOR BOND FUND - CLASS B

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                             565193.812        99.89%

HSBC INVESTOR BOND FUND - CLASS C

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                              26905.264       100.00%

HSBC INVESTOR CA TAX-FREE MMKT-CLASS D

HSBC BANK USA
452 5TH AVE
NEW YORK NY 10018                          123606785.240        96.80%

HSBC INVESTOR CA TAX-FREE MMKT-CLASS Y

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
2ND FLOOR
NEW YORK NY 10018                           30066200.290        89.44%

SEI PRIVATE TRUST COMPANY
ONE FREEDOM VALLEY DRIVE
ATTN MUTUAL FUND ADMINISTRATOR
OAKS  PA  19456                              3129355.440         9.31%

HSBC INVESTOR FIXED INCOME FUND -CLASS Y

SEI PRIVATE TRUST COMPANY
ONE FREEDOM VALLEY DRIVE
ATTN MUTUAL FUND ADMINISTRATOR
OAKS PA 19456                                3734795.220        44.19%

VANGUARD FIDUCIARY TRUST COMPANY
HSBC INVESTOR FUNDS
400 DEVON PARK DRIVE
WAYNE PA 19087                               3507389.773        41.50%

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                            1062318.544        12.57%


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


                                                            Percent of the
                                                               Class Total
                                                            Assets Held by
Fund/Class                                 No. of Shares   the Shareholder
----------------------------------------   -------------   ---------------

HSBC INVESTOR FIXED INCOME LTD

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                             132013.400        91.16%

HSBC SECURITIES (USA) INC.
1 HSBC CENTER
BUFFALO NY 14203                               12804.483         8.84%

HSBC INVESTOR FIXED INCOME LTD-A

FIELD NOMINEE 1343039
65 FRONT STREET
HAMILTON BERMUDA 020                           31060.766        71.09%

HSBC ASSET MANAGEMENT LTD EBT 2000
GLATEGNY ESPLANADE ST PETER PORT
PO BOX 671 REGENCY COURT
GUERNSEY GY1 3ST 256                           12026.126        27.52%

HSBC INVESTOR FIXED INCOME LTD-B

BISYS FUND SERVICES
3435 STELZER
COLUMBUS OH 43219                                  6.725       100.00%

HSBC INVESTOR GROWTH & INCOME-CLASS A

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                             103838.850        78.60%

SEI PRIVATE TRUST COMPANY
ONE FREEDOM VALLEY DRIVE
ATTN MUTUAL FUND ADMINISTRATOR
OAKS PA 19456                                  28175.882        21.33%

HSBC INVESTOR GROWTH & INCOME-CLASS B

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                             433958.703        99.95%

HSBC INVESTOR GROWTH & INCOME-CLASS C

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                               5656.845        99.98%

                                                            Percent of the
                                                               Class Total
                                                            Assets Held by
Fund/Class                                 No. of Shares   the Shareholder
----------------------------------------   -------------   ---------------

HSBC INVESTOR GROWTH & INCOME-CLASS Y

SEI PRIVATE TRUST COMPANY
ONE FREEDOM VALLEY DRIVE
ATTN MUTUAL FUND ADMINISTRATOR
OAKS PA 19456                                3528591.250        89.78%

FIRST & CO
160 MAIN ST
ATTN TRUST OPS
ONEIDA NY 13421                               391338.569         9.96%

HSBC INVESTOR GROWTH FUND CLASS A

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                            1489037.891        96.09%

HSBC INVESTOR GROWTH FUND CLASS B

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                              98564.543        99.99%

HSBC INVESTOR GROWTH FUND CLASS C

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                              24582.248       100.00%

HSBC INVESTOR GROWTH FUND CLASS Y

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                             618700.204        65.36%

SEI PRIVATE TRUST COMPANY
ONE FREEDOM VALLEY DRIVE
ATTN MUTUAL FUND ADMINISTRATOR
OAKS PA 19456                                 320441.335        33.85%

HSBC INVESTOR INT'L EQUITY LTD

HSBC SECURITIES (USA) INC.
1 HSBC CENTER
BUFFALO NY 14203                              131688.115        59.37%

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                              90104.973        40.63%

                                                            Percent of the
                                                               Class Total
                                                            Assets Held by
Fund/Class                                 No. of Shares   the Shareholder
----------                                 -------------   ---------------

HSBC INVESTOR INT'L EQUITY LTD-A

FIELD NOMINEE 1343039
65 FRONT STREET
HAMILTON BERMUDA 020                          185020.958        100.00%

HSBC INVESTOR INT'L EQUITY LTD-B

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                                948.000         99.48%

HSBC INVESTOR INT'L EQUITY-CLASS Y

SEI PRIVATE TRUST COMPANY
ONE FREEDOM VALLEY DRIVE
ATTN MUTUAL FUND ADMINISTRATOR
OAKS PA 19456                                6437234.554         55.39%

VANGUARD FIDUCIARY TRUST COMPANY
HSBC INVESTOR FUNDS
400 DEVON PARK DRIVE
WAYNE PA 19087                               4684148.138         40.30%

HSBC INVESTOR LARGE CAP GRWTH EQTY LTD

REPUBLIC NOMINEES LIMITED A/C 1378
HSBC PRIVATE BANK GUERNSEY LTD
ST PETER PORT RUE DU PRE
GUERNSEY CHANNEL ISLAND 205 GY1 1LU           500000.000         59.82%

HSBC SECURITIES (USA) INC
452 FIFTH AVE
NEW YORK NY 10018                             319404.808         38.21%

HSBC INVESTOR LARGE CAP GRWTH EQTY LTD-A

FIELD NOMINEE 1343039
65 FRONT STREET
HAMILTON BERMUDA 020                          314128.739        100.00%

HSBC INVESTOR LARGE CAP GRWTH EQTY LTD-B

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                              37653.900         99.97%

                                                            Percent of the
                                                               Class Total
                                                            Assets Held by
Fund/Class                                 No. of Shares   the Shareholder
----------                                 -------------   ---------------

HSBC INVESTOR LARGE CAP VALUE EQTY LTD

REPUBLIC NOMINEES LIMITED A/C 1378
HSBC PRIVATE BANK GUERNSEY LTD
ST PETER PORT RUE DU PRE
GUERNSEY CHANNEL ISLAND 205 GY1 1LU           500000.000         66.77%

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                             231892.038         30.97%

HSBC INVESTOR LARGE CAP VALUE EQTY LTD-A

FIELD NOMINEE 1343039
65 FRONT STREET
HAMILTON BERMUDA 020                          165868.966         95.95%

HSBC INVESTOR LARGE CAP VALUE EQTY LTD-B

BISYS FUND SERVICES
3435 STELZER
COLUMBUS OH 43219                                 10.070        100.00%

HSBC INVESTOR LIMITED MATURITY LTD

HSBC SECURITIES (USA) INC.
1 HSBC CENTER
BUFFALO NY 14203                                7828.373        100.00%

HSBC INVESTOR LIMITED MATURITY LTD-A

FIELD NOMINEE 1343039
65 FRONT STREET
HAMILTON BERMUDA 020                           34448.504         91.72%

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                               3099.078          8.25%

HSBC INVESTOR LIMITED MATURITY LTD-B

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                               3780.849         99.74%

HSBC INVESTOR LIMITED MATURITY-CLASS A

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                             107141.796        100.00%

                                                            Percent of the
                                                               Class Total
                                                            Assets Held by
Fund/Class                                 No. of Shares   the Shareholder
----------                                 -------------   ---------------

HSBC INVESTOR LIMITED MATURITY-CLASS B

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                             468951.195         99.63%

HSBC INVESTOR LIMITED MATURITY-CLASS C

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                              53964.233        100.00%

HSBC INVESTOR LIMITED MATURITY-CLASS Y

SEI PRIVATE TRUST COMPANY
ONE FREEDOM VALLEY DRIVE
ATTN MUTUAL FUND ADMINISTRATOR
OAKS PA 19456                                 915592.855         50.58%

VANGUARD FIDUCIARY TRUST COMPANY
HSBC INVESTOR FUNDS
400 DEVON PARK DRIVE
WAYNE PA 19087                                894465.189         49.42%

HSBC INVESTOR MID-CAP FUND - CLASS A

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                             211174.194         77.51%

SEI PRIVATE TRUST COMPANY
ONE FREEDOM VALLEY DRIVE
ATTN MUTUAL FUND ADMINISTRATOR
OAKS PA 19456                                  61262.315         22.49%

HSBC INVESTOR MID-CAP FUND - CLASS B

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                             969979.595         99.78%

HSBC INVESTOR MID-CAP FUND - CLASS C

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                              14762.959         99.99%

                                                            Percent of the
                                                               Class Total
                                                            Assets Held by
Fund/Class                                 No. of Shares   the Shareholder
----------                                 -------------   ---------------

HSBC INVESTOR MID-CAP FUND - TRUST

SEI PRIVATE TRUST COMPANY
ONE FREEDOM VALLEY DRIVE
ATTN MUTUAL FUND ADMINISTRATOR
OAKS PA 19456                                2096653.641         96.87%

HSBC INVESTOR MONEY MARKET - CLASS I

SEI PRIVATE TRUST COMPANY
ONE FREEDOM VALLEY DRIVE
ATTN MUTUAL FUND ADMINISTRATOR
OAKS PA 19456                              816237435.210         46.16%

WPP GROUP US FINANCE CORP
125 PARK AVE
NEW YORK NY 10017                          236000000.010         13.35%

PRICEWATERHOUSECOOPERS LLP
PWC  3109 W MLK BLVD
TAMPA FL 33607                             126486597.650          7.15%

SCHLUMBERGER TECHNOLOGY CORPORATION
205 INDUSTRIAL BLVD
SUGAR LAND TX 77478                         99500000.000          5.63%

DELPHI AUTOMOTIVE SYSTEMS LLC
5725 DELPHI DRIVE M/C 483-400-161
TROY MI 48098                               91416649.030          5.17%

HSBC INVESTOR MONEY MARKET - CLASS Y
HSBC BANK USA PRIVATE BANKING
PO BOX 150
NEW YORK NY 102680150                      259664332.820         66.53%

SEI PRIVATE TRUST COMPANY
ONE FREEDOM VALLEY DRIVE
ATTN MUTUAL FUND ADMINISTRATOR
OAKS PA 19456                              108387761.820         27.77%

HSBC INVESTOR MONEY MARKET - INVESTOR

HSBC BANK USA
452 5TH AVE
NEW YORK NY 10018                          139839733.020         45.83%

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
2ND FLOOR
NEW YORK NY 10018                           76063177.080         24.93%

                                                            Percent of the
                                                               Class Total
                                                            Assets Held by
Fund/Class                                 No. of Shares   the Shareholder
----------                                 -------------   ---------------

SEI PRIVATE TRUST COMPANY
ONE FREEDOM VALLEY DRIVE
ATTN MUTUAL FUND ADMINISTRATOR
OAKS PA 19456                               67905408.970         22.25%

HSBC INVESTOR MONEY MARKET FUND-CLASS B

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                              88789.840        100.00%

HSBC INVESTOR MONEY MARKET FUND-CLASS C

HSBC BANK USA
452 5TH AVE
NEW YORK NY 10018                          242423915.330         99.95%

HSBC INVESTOR MONEY MARKET FUND-CLASS D

HSBC BANK USA PRIVATE BANKING
PO BOX 150
NEW YORK NY 102680150                      877929701.330         57.14%

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
2ND FLOOR
NEW YORK NY 10018                          242958732.730         15.81%

VANGUARD FIDUCIARY TRUST COMPANY
HSBC INVESTOR FUNDS
400 DEVON PARK DRIVE
WAYNE PA 19087                             227475626.960         14.80%

SEI PRIVATE TRUST COMPANY
ONE FREEDOM VALLEY DRIVE
ATTN MUTUAL FUND ADMINISTRATOR
OAKS PA 19456                              102855382.310          6.69%

HSBC INVESTOR NY TAX FREE MMKT-CLASS A

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
2ND FLOOR
NEW YORK NY 10018                           78434050.290         67.26%

HSBC BANK USA
452 5TH AVE
NEW YORK NY 10018                           36355026.300         31.18%

                                                            Percent of the
                                                               Class Total
                                                            Assets Held by
Fund/Class                                 No. of Shares   the Shareholder
----------                                 -------------   ---------------

HSBC INVESTOR NY TAX FREE MMKT-CLASS B

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                             176992.970        100.00%

HSBC INVESTOR NY TAX FREE MMKT-CLASS D

HSBC BANK USA
452 5TH AVE
NEW YORK NY 10018                          156617530.000         70.31%

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
2ND FLOOR
NEW YORK NY 10018                           48278617.040         21.67%

HSBC INVESTOR NY TAX FREE MMKT-CLASS Y

HSBC BANK USA PRIVATE BANKING
PO BOX 150
NEW YORK NY 102680150                      187111684.620         62.75%

SEI PRIVATE TRUST COMPANY
ONE FREEDOM VALLEY DRIVE
ATTN MUTUAL FUND ADMINISTRATOR
OAKS PA 19456                              103043609.730         34.56%

HSBC INVESTOR NY TAX-FREE BOND -CLASS A

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                            3065789.894         99.42%

HSBC INVESTOR NY TAX-FREE BOND -CLASS C
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018
                                              150486.095        100.00%
HSBC INVESTOR NY TAX-FREE BOND -CLASS Y

SEI PRIVATE TRUST COMPANY
ONE FREEDOM VALLEY DRIVE
ATTN MUTUAL FUND ADMINISTRATOR
OAKS  PA  19456                              1187030.082         81.47%

FIRST & CO
160 MAIN ST
ATTN TRUST OPS
ONEIDA NY 13421                               215556.834         14.79%

                                                            Percent of the
                                                               Class Total
                                                            Assets Held by
Fund/Class                                 No. of Shares   the Shareholder
----------                                 -------------   ---------------

HSBC INVESTOR NY TAX-FREE BOND-CLASS B

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                            1426409.107         99.24%

HSBC INVESTOR OPPORTUNITY FUND - CLASS A

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                            1527768.299         83.65%

STRAFE & CO
PO BOX 160
WESTERVILLE OH 430860160                      250836.309         13.73%

HSBC INVESTOR OPPORTUNITY FUND - CLASS B

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                             396657.412         99.77%

HSBC INVESTOR OPPORTUNITY FUND - CLASS C

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                              26934.202         99.75%

HSBC INVESTOR OVERSEAS EQUITY - CLASS A

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                            1325131.396         98.48%

HSBC INVESTOR OVERSEAS EQUITY - CLASS B

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                             175454.914         99.68%

HSBC INVESTOR OVERSEAS EQUITY - CLASS C

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                              11805.011        100.00%

                                                            Percent of the
                                                               Class Total
                                                            Assets Held by
Fund/Class                                 No. of Shares   the Shareholder
----------                                 -------------   ---------------

HSBC INVESTOR SMALL CAP EQUITY LTD

HSBC SECURITIES (USA) INC.
1 HSBC CENTER
BUFFALO NY 14203                              161371.745         63.26%

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                              93738.372         36.74%

HSBC INVESTOR SMALL CAP EQUITY LTD-A

FIELD NOMINEE 1343039
65 FRONT STREET
HAMILTON BERMUDA 020                          170063.623         99.35%

HSBC INVESTOR SMALL CAP EQUITY LTD-B

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                               2248.906         99.81%

HSBC INVESTOR SMALL CAP EQUITY-CLASS Y

SEI PRIVATE TRUST COMPANY
ONE FREEDOM VALLEY DRIVE
C/O M & T BANK ID 337
OAKS PA 19456                               10002358.184         86.13%

HSBC INVESTOR TAX-FREE MMKT FUND CLASS D

FTCI AS AGENT REV
600 FIFTH AVENUE
NEW YORK NY 10020                           10437000.000         87.19%
HSBC BANK USA
452 5TH AVE
NEW YORK  NY  10018                           840916.770          7.02%

SEI PRIVATE TRUST COMPANY
ONE FREEDOM VALLEY DRIVE
ATTN MUTUAL FUND ADMINISTRATOR
OAKS PA 19456                                 622841.930          5.20%

HSBC INVESTOR TAX-FREE MMKT FUND CLASS I

SEI PRIVATE TRUST COMPANY
ONE FREEDOM VALLEY DRIVE
ATTN MUTUAL FUND ADMINISTRATOR
OAKS PA 19456                                      0.010        100.00%

                                                            Percent of the
                                                               Class Total
                                                            Assets Held by
Fund/Class                                 No. of Shares   the Shareholder
----------                                 -------------   ---------------

HSBC INVESTOR TAX-FREE MMKT FUND CLASS Y

SEI PRIVATE TRUST COMPANY
ONE FREEDOM VALLEY DRIVE
ATTN MUTUAL FUND ADMINISTRATOR
OAKS PA 19456                               14873106.220         87.26%

HSBC BANK USA
452 5TH AVE
NEW YORK NY 10018                            2172263.670         12.74%

HSBC INVESTOR US GOVT MONEY MKT-CLASS A

HSBC BANK USA
452 5TH AVE
NEW YORK NY 10018                          867083744.150         95.17%

HSBC INVESTOR US GOVT MONEY MKT-CLASS B

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                                579.850        100.00%

HSBC INVESTOR US GOVT MONEY MKT-CLASS D

HSBC BANK USA
452 5TH AVE
NEW YORK NY 10018                          519886483.860         87.55%

SEI PRIVATE TRUST COMPANY
ONE FREEDOM VALLEY DRIVE
ATTN MUTUAL FUND ADMINISTRATOR
OAKS PA 19456                               29752785.170          5.01%

HSBC INVESTOR US GOVT MONEY MKT-CLASS Y

HSBC BANK USA
452 5TH AVE
NEW YORK NY 10018                          461768407.360         91.06%

SEI PRIVATE TRUST COMPANY
ONE FREEDOM VALLEY DRIVE
ATTN MUTUAL FUND ADMINISTRATOR
OAKS PA 19456                               41177516.570          8.12%

HSBC INVESTOR US TREAS MMKT FUND-CLASS A

HSBC BANK USA
452 5TH AVE
NEW YORK NY 10018                           81744102.630         90.07%

                                                            Percent of the
                                                               Class Total
                                                            Assets Held by
Fund/Class                                 No. of Shares   the Shareholder
----------                                 -------------   ---------------

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
2ND FLOOR
NEW YORK NY 10018                            9006835.150          9.92%

HSBC INVESTOR US TREAS MMKT FUND-CLASS B

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                              38920.370         99.97%

HSBC INVESTOR US TREAS MMKT FUND-CLASS C

BISYS FUND SERVICES OHIO INC
3435 STELZER RD
COLUMBUS OH 43219                                 10.000        100.00%

HSBC INVESTOR US TREAS MMKT FUND-CLASS D

SEI PRIVATE TRUST COMPANY
ONE FREEDOM VALLEY DRIVE
ATTN MUTUAL FUND ADMINISTRATOR
OAKS PA 19456                              248520397.190         74.46%

HSBC BANK USA
452 5TH AVE
NEW YORK NY 10018                           62447917.950         18.71%

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
2ND FLOOR
NEW YORK NY 10018                           17018939.790          5.10%

HSBC INVESTOR US TREAS MMKT FUND-CLASS I

MID STATE MANAGEMENT CORP.
97-77 QUEENS BOULEVARD
REGO PARK NY 11374                          20874728.050        100.00%

HSBC INVESTOR US TREAS MMKT FUND-CLASS Y

SEI PRIVATE TRUST COMPANY
ONE FREEDOM VALLEY DRIVE
ATTN MUTUAL FUND ADMINISTRATOR
OAKS PA  9456                               49751930.440         94.85%

HSBC INVESTOR VALUE FUND CLASS A

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                            1550479.787         95.02%

                                                            Percent of the
                                                               Class Total
                                                            Assets Held by
Fund/Class                                 No. of Shares   the Shareholder
----------                                 -------------   ---------------

HSBC INVESTOR VALUE FUND CLASS B

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                             131501.866         99.99%

HSBC INVESTOR VALUE FUND CLASS C

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                              22659.976        100.00%

HSBC INVESTOR VALUE FUND CLASS Y

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                             613622.505         59.98%

SEI PRIVATE TRUST COMPANY
ONE FREEDOM VALLEY DRIVE
ATTN MUTUAL FUND ADMINISTRATOR
OAKS PA 19456                                 399798.006         39.08%

MODERATE GROWTH STRATEGY FD CL A

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                             475614.140        100.00%

MODERATE GROWTH STRATEGY FD CL B

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY 10018                             433629.401         99.89%

MODERATE GROWTH STRATEGY FD CL C

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK NY  10018                             58868.499        100.00%


                                    TAXATION

      Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax adviser with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAX STATUS OF THE FUNDS

      The Funds intend to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, foreign currencies, net income derived from an interest in a qualified publicly traded partnership or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), in two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or of one or more qualified publicly traded partnerships.

      If for any taxable year a Fund does not qualify for federal tax treatment as a regulated investment company, all of the Fund's net taxable investment income will be subject to federal and, potentially, state income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on municipal securities) would be taxable to a Fund's shareholders to the extent of the Fund's current and accumulated earnings and profits.

      As a regulated investment company, a Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute all or substantially all of such income.

      Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

      A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

THE PORTFOLIOS

      Each Portfolio has obtained a ruling from the Internal Revenue Service that the Portfolio will be treated as a partnership for federal income tax purposes. For purposes of determining whether a Fund satisfies the income and diversification tests to maintain its status as a regulated investment company, the Fund, as an investor in the Portfolio, will be deemed to own a proportionate share of the Portfolio's income and assets.

DISTRIBUTIONS IN GENERAL

      Distributions of investment company taxable income are generally taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares (see below for information concerning reduced rates of tax for certain dividends exempt-interest dividends and capital gain dividends). Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

      Generally, the maximum tax rate for individual taxpayers on long-term capital gains and on certain qualifying dividends on corporate stock is 15%. These rates do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from Funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Passive foreign investment companies are not treated as "qualified foreign corporations."

      The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly designated by a Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares. Capital gain distributions made to individuals are subject to a maximum federal income tax rate of 15% under current law. Net capital gains from assets held for one year or less will be taxed as ordinary income.

      Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

      If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a partial return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

TAX-EXEMPT INCOME (NEW YORK TAX-FREE BOND FUND)

      The New York Tax-Free Bond Fund (the "New York Fund") intends to invest a sufficient amount of its assets in municipal securities to qualify to distribute "exempt-interest dividends" (as defined in the Code) to shareholders. Such dividends payable from net tax-exempt interest earned from municipal securities will qualify as exempt-interest dividends if, at the close of each quarter of the New York Fund's taxable year, at least 50% of the value of its total assets consists of securities the interest on which is exempt from the regular federal income tax under Code section 103. Exempt-interest dividends distributed to shareholders are not included in shareholders' gross income for regular federal income tax purposes. The New York Fund will determine periodically which distributions will be designated as exempt-interest dividends. If the New York Fund earns income which is not eligible to be so designated, the New York Fund intends to distribute such income. Such distributions will be subject to federal, state and local taxes, as applicable, in the hands of shareholders.

      Interest on certain types of private activity bonds is not exempt from federal income tax when received by "substantial users" (as defined in the Code). A "substantial user" generally includes any "nonexempt person" who regularly uses in trade or business part of a facility financed from the proceeds of private activity bonds. The New York Fund may invest periodically in private activity bonds and, therefore, may

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not be an appropriate investment for entities that are substantial users of facilities financed by private activity bonds or "related persons' of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless he/she or his/her immediate family owns indirectly in aggregate more than 50% of the equity value of the substantial user.

      Opinions relating to the tax status of interest derived from individual municipal securities are rendered by bond counsel to the issuer. Although the New York Fund's Adviser attempts to determine that any security it contemplates purchasing on behalf of the New York Fund is issued with an opinion indicating that interest payments will be exempt from federal and (as applicable) state tax, neither the Adviser nor the New York Fund's counsel makes any review of proceedings relating to the issuance of municipal securities or the bases of such opinions.

DISPOSITIONS

      Upon a redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and the rate of tax will depend upon the shareholder's holding period for the shares. If an individual shareholder has held the shares as a capital asset for more than 12 months, the maximum current federal income tax rate is 15%. Any loss realized from a disposition of Fund shares that were held for six months or less will be disallowed to the extent that dividends received from a Fund are designated as exempt-interest dividends. Any loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

      If, within 90 days after purchasing Fund shares with a sales charge, a shareholder exchanges the shares and acquires new shares at a reduced (or without any) sales charge pursuant to a right acquired with the original shares, then the shareholder may not take the original sales charge into account in determining the shareholder's gain or loss on the disposition of the shares. Gain or loss will generally be determined by excluding all or a portion of the sales charge from the shareholder's tax basis in the exchanged shares, and the amount excluded will be treated as an amount paid for the new shares.

BACKUP WITHHOLDING

      The Funds generally will be required to withhold federal income tax at a rate of 28% ("backup withholding") from dividends paid (other than exempt-interest dividends), capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Funds with the shareholder's correct taxpayer identification number or social security number,
(2) the IRS notifies the shareholder or the Funds that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

OTHER TAXATION

      Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable). Subject to certain limitations, dividends payable to certain non-U.S. shareholders will be exempt from withholding of U.S. tax through 2007 to the extent such dividends are attributable to interest or short-term capital gains. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

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FUND INVESTMENTS

      Market Discount. If the Portfolio purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount" not previously taken into account.

      Original Issue Discount. Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

      Options Futures and Forward Contracts. Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which a Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

      Transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

      Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Portfolio are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Portfolio, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to the Fund that did not engage in such transactions.

      Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend," to instead be taxed at the rate of tax applicable to ordinary income.

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      Constructive Sales. Under certain circumstances, the Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, a Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon a Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on a Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of a Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

      Alternative Minimum Tax. While the interest on bonds issued to finance essential state and local government operations is generally tax-exempt, interest on certain nonessential or private activity securities issued after August 7, 1986, while exempt from the regular federal income tax, constitutes a tax-preference item for taxpayers in determining alternative minimum tax liability under the Code and income tax provisions of several states. The interest on private activity securities could subject a shareholder to, or increase liability under, the federal alternative minimum tax, depending on the shareholder's tax situation.

      All distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to or increase their liability under, the alternative minimum tax and environmental tax because these distributions are included in the corporation's adjusted current earnings. The Funds will inform shareholders annually as to the dollar amount of distributions derived from interest payments on private activity securities.

SPECIAL TAX CONSIDERATIONS

      Exempt-interest dividends, whether received by shareholders in cash or in additional shares, derived by New York residents from interest on qualifying New York bonds generally are exempt from New York State and New York City personal income taxes, but not corporate franchise taxes. Dividends and distributions derived from taxable income and capital gains are not exempt from New York State and New York City taxes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for New York State or New York City personal income tax purposes. Gain on the sale of redemption of Fund shares generally is subject to New York State and New York City personal income tax.

                                OTHER INFORMATION

CAPITALIZATION


      The Advisor Trust is a Massachusetts business trust established under a Declaration of Trust dated April 5, 1996. The Investor Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, Fund Trust Tax-Free Trust (organized on July 30, 1986) and Fund Vest (organized on July 17, 1984, and since renamed Fund Source). Prior to October 3, 1994 the name of the Investor Trust was "Fund Trust". Prior to April 12, 2001, the name of the Investor Trust was Republic Funds.


      The capitalization of each of the Investor Trust and Advisor Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) and classes of shares within each series at any time in the future. Establishment and offering of additional class or series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

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

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


      The Board of Trustees has appointed KPMG LLP as the independent registered public accounting firm of the Trusts for the fiscal year ending October 31, 2006. KPMG LLP will audit each Trust's annual financial statements, prepare the Trust's income tax returns, and assist in the filings with the Securities and Exchange Commission. KPMG LLP's address is 191 West Nationwide Blvd., Suite 500, Columbus, OH 43215.


COUNSEL


      Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Trusts, and also acts as counsel to the Trusts. Blank Rome LLP, 405 Lexington Avenue, New York, New York 10174, acts as counsel to the Independent Trustees of the Trust.


CODE OF ETHICS

      Each Trust, and each of the Adviser, the Sub-Advisers and BISYS have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, and BISYS from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions, required to preclear certain transactions and to report certain transactions on a regular basis.

REGISTRATION STATEMENT


      This SAI and the Prospectus do not contain all the information included in each Trust's registration statement filed with the Securities and Exchange Commission under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C. or on the SEC's website at http://www.sec.gov.


      Statements contained herein and in the Prospectuses as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS


      Each Fund's current audited financial statements (and the audited financial statements of the corresponding Portfolios) dated October 31, 2005 are hereby incorporated herein by reference from the Annual Report of the Funds dated October 31, 2005 as filed with the Securities and Exchange Commission. Copies of the report will be provided without charge to each person receiving this Statement of Additional Information. For the Core Fixed Income Fund, High Income Fund and Short Duration Fund, the audited financial statements (and the audited financial statements of the corresponding Portfolios) will be provided without charge, when available.



SHAREHOLDER INQUIRIES

      All shareholder inquiries should be directed to the Trusts, P.O. Box 182845, Columbus, Ohio 43218-2845.

GENERAL AND ACCOUNT INFORMATION: (800) 782-8183 (TOLL/FREE)

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APPENDIX A

DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S RATING SERVICES (S&P)

Corporate and Municipal Bonds

AAA An obligation rated `AAA' has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA An obligation rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A An obligation rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB An obligation rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB An obligation rated `BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Plus (+) or The ratings from `AA' to `BB' may be modified by the addition of a plus or minus sign to show relative standing within Minus (-) he major rating categories.

Corporate and Municipal Notes

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3        Speculative capacity to pay principal and interest.

Note: A S&P rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term rating.

Commercial Paper

A I Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

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A-2         Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. However, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Variable Rate Demand Obligations:

S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (i.e., `AAA/A-1+). With short term demand debt, note rating symbols are used with the commercial paper symbols (i.e., `SP-1+/A-1+).

MOODY'S INVESTORS SERVICE

U.S. Municipal Bonds

Aaa Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issuers or issues.

Baa Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Bb. The modifier 1 indicates that the obligation rates in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Municipal Notes

MIG 1/ This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly VMIG1 1reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/ This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding VMIG 2 group.

MIG 3/ This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access VMIG 3 for refinancing is likely to be less well-established.

Note: A two component rating is assigned to variable demand obligations (VRDOs). The first element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When

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either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG rating expire at note maturity, while VMIG ratings expirations will be a function of each issuer's specific structural or credit features.

Commercial Paper

Prime-1 Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               Leading market positions in well established industries.

               High rates of return on funds employed.

               Conservative capitalization structure with moderate reliance on debt and ample asset protection.

               Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

               Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime   Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

FITCH, INC.

Long Term Credit Ratings (includes U.S. Public Finance securities)

AAA Highest credit quality. `AAA' denotes the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. Single `A' rating denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than higher ratings.

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

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Plus (+) or Plus and minus signs may be appended to denote relative status within major ratings categories. Plus and minus signs, Minus (-) however, are not added to the `AAA' category.

Short-Term Credit Ratings (includes Note & Commercial Paper)

F-1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added plus (+) sign to denote exceptionally strong credit feature.

F-2 Good credit quality. Indicates a satisfactory capacity for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or F-1" ratings.

F-3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

Plus (+) The plus sign may be appended to a `F-1' category to denote relative status within the category.

Variable Rate Demand Obligations

Variable rate demand obligations and other securities which contain a demand feature will have a dual rating, such as `AAA/F1+'. The first rating denotes long-term ability to make principal and interest payments. The second rating denotes ability to meet a demand feature in full and on time.

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APPENDIX B

DESCRIPTION OF MUNICIPAL OBLIGATIONS

      Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, industrial facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, hazardous waste treatment or disposal facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from regular federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

      The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing, power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending" on numerous factors.

      Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

      1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance operational needs of municipalities. Generally, they are issued in anticipation of the receipt of various tax revenues, such as property, income, sales, use and business taxes.

      2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of dedicated revenues, such as state aid or federal revenues available under federal revenue sharing programs.

      3. Tax And Revenue Anticipation Notes. Tax and Revenue Anticipation Notes are issued by the State to fund its day-to-day operations and certain local assistance payments to its municipalities and school districts. Such Notes are issued in anticipation of the receipt of various taxes and revenues, such as personal income taxes, business taxes and user taxes and fees.

      4. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. Long-term bonds or renewal Bond Anticipation Notes provide the money for the repayment of the Notes.

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

      Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

      The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue. The ratings of Moody's Investors Service, Standard & Poor's Rating Services and Fitch, Inc. represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

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APPENDIX C

ADDITIONAL INFORMATION CONCERNING
NEW YORK MUNICIPAL OBLIGATIONS

RISK FACTORS AFFECTING INVESTMENTS IN NEW YORK MUNICIPAL OBLIGATIONS


      The Trust intends to invest a high proportion of the New York Tax-Free Money Market Fund's assets in New York municipal obligations. The summary set forth above is included for the purposes of providing a general description of New York State and New York City credit and financial conditions, and does not purport to be complete. The information is derived from sources that are generally available to investors, and such information has not been independently verified by the Fund, and the Fund assumes no responsibility for the accuracy or completeness of such information, and such information will not be updated during the year. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk inherent in the Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio and should compare the yield available on a portfolio of New York issues with the yield of a more diversified portfolio including out-of-state issues before making an investment decision. The Adviser believes that by maintaining the Fund's investment portfolio in liquid, short-term, high quality municipal obligations, including participation interests and other variable rate instruments that have high quality credit support from banks, insurance companies or other financial institutions, the Fund is somewhat insulated from the credit risks that may exist for long-term New York municipal obligations.

      Subject to the fundamental policy, the New York Tax-Free Money Market Fund may invest in taxable securities (such as U.S. Government obligations or certificates of deposit of domestic banks). If the Trust invests on behalf of the New York Tax-Free Money Market Fund in taxable securities, such securities will, in the opinion of the Adviser, be of comparable quality and credit risk with the Municipal Obligations described above.


      New York State and other issuers of New York Municipal Obligations have historically experienced periods of financial difficulties which have caused the credit ratings of certain of their obligations to be downgraded by certain rating agencies. Recurrence of such financial difficulties could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. There can be no assurance that credit ratings on obligations of New York State and New York City and other New York Municipal Obligations will not be downgraded further.


      New York's economy has been growing since September 2003, a trend expected to continue in 2006, albeit at a more modest pace, consistent with more moderate growth at the national level. Rising interest rates and a weakening housing market are expected to have strong implications for the New York State economy. A strong housing market and solid securities industry performance have been key drivers of economic activity in New York. Additionally, the New York City tourism industry is operating at full capacity. Strong corporate profits growth nationwide has not only fueled demand within the State's business services industries, but also spawned a build-up of cash reserves contributing to a wave of merger and acquisition activity that has spurred demand for finance industry services. Consequently, the State is estimated to have had above-average growth in private sector employment of 1.1 percent for 2005.

      The nation's housing sector, which has accounted for a substantial portion of economic growth in recent years, is finally revealing signs of a slowdown. The most recent data indicate slowing price growth, stalling new home sales, and a growing inventory of unsold homes. Nevertheless, underlying national economic activity remains sound, and the rebuilding of the areas most affected by the hurricanes is likely to have a net positive effect on growth going forward. In addition, solid growth is projected for the global economy, and following several years of strong profit growth, business sector conditions are favorable for continued expansion. Thus, the risks to consumption spending and the broader housing market are expected to be partially offset by export and business investment growth, as well as private and Federal government spending to rebuild the areas that were devastated by the summer's storms.


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


      Given the recent increases in capacity utilization and a strengthening labor market, both signs of the economy's underlying strength, the extent to which inflationary expectations may be ratcheting upward remains a source of uncertainty going forward. Although consumer prices outside of the energy and food sectors have thus far shown only a modest boost from higher energy costs, there is evidence that some firms have begun to successfully pass higher costs on to their customers. As labor markets tighten, this pricing power could translate into added wage pressure, which in turn could motivate the Federal Reserve to raise interest rates higher than currently anticipated. At the same time, more subdued household sector spending will be a much weaker contributor to economic growth than it has been in recent years. Thus, it is expected that New York State economic growth in 2006 will be slower than experienced in 2005. Real Gross Domestic Product growth for 2006 is projected to be 3.3 percent, following growth of 3.6 percent in 2005.


      The State has for many years imposed a very high, relative to other states, state and local tax burden on residents. The burden of state and local taxation in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within New York. The economic and financial condition of the State also may be affected by various financial, social, economic and political factors. For example, the securities industry is more central to New York's economy than to the national economy, therefore any significant decline in stock market performance could adversely affect the State's income and employment levels. Furthermore, such social, economic and political factors can be very complex, may vary from year to year and can be the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.

      The fiscal stability of New York is related, at least in part, to the fiscal stability of its localities and authorities. Various State agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the State through lease-purchase arrangements, other contractual arrangements or moral obligation provisions. While debt service is normally paid out of revenues generated by projects of such State agencies, authorities and localities, the State has had to provide special assistance in recent years, in some cases of a recurring nature, to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. To the extent State agencies and local governments require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing could be adversely affected.


      As of February 2005, S&P had given New York State's general obligation bonds a rating of AA, Moody's had given the State's general obligation bonds a rating of Aa3 and Fitch had given the bonds a rating of AA-. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State municipal obligations in which the New York Tax-Free Money Market Fund invests.

      For further information concerning New York Obligations, see the Annual Information Statement (AIS), and any updates and supplements thereto. A copy of the AIS (and any updates and supplements thereto), is available on the New York Division of the Budget's ("DOB") internet website (http://www.budget.state.ny.us/) or by contacting the New York Division of the Budget. New York State's Financial Plan, including the economic forecast for 2006-07, detailed forecasts for New York State receipts, and the proposed Capital Program and Financing Plan for the 2005-2006 through 2009-10 fiscal years are available on the New York State Division of the Budget's website at www.budget.state.ny.us. In addition to this information, the Office of the State Comptroller prepares the State's annual financial statements and comprehensive annual financial report. Copies of both documents may be obtained by contacting the Office of the State Comptroller, or on their website at www.osc.state.ny.us.


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APPENDIX D

HSBC INVESTOR FUNDS, HSBC ADVISOR FUNDS TRUST AND HSBC INVESTOR PORTFOLIOS PROXY VOTING POLICY

      The Trust delegates the authority to vote proxies related to portfolio securities of each series (the "Funds") of the Trust to HSBC Asset Management (Americas) Inc. ("HSBC"), which in turn delegates proxy voting authority for some Funds of the Trust to a Sub-Adviser retained to provide day-to-day portfolio management for that Fund. The Boards of Trustees (the "Board") adopt the proxy voting policies and procedures of HSBC and the Sub-Advisers as the proxy voting policies and procedures that will be used by each of these respective entities when exercising voting authority on behalf of each Fund. These policies and procedures are attached hereto.

      The Board will provide the Trust's consent to vote in matters where HSBC or a Sub-Adviser seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons.


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APPENDIX E

HSBC ASSET MANAGEMENT (AMERICAS) INC., PROXY POLICY

PROXY VOTING POLICY AND PROCEDURES

      The purpose of these proxy voting procedures is to insure that HSBC Investments (USA) Inc., as a fiduciary under common law, the Investment Advisors Act of 1940, as amended, and the Employee Retirement Income Securities Act, as amended, fulfills its responsibility to its clients in connection with the analysis of proposals submitted by management, and others, to shareholders for approval and properly executes and delivers proxy ballots in connection therewith.

      As long as there is no provision to the contrary in the Charter, By-Laws, Trust Agreement, Plan Documents, Partnership Agreement or other controlling documents which create the legal entity with which we are dealing, the power to vote on proposals presented to shareholders through the proxy solicitation process will be considered by the Manager to be an integral part of the Manager's investment responsibility, recognizing that certain proposals, if implemented, may have a substantial impact on the market valuation of portfolio securities and that in such situations the right to vote is considered a plan asset.

      Certain portfolios ("Fund of Funds") primarily invest a majority of their assets in non-voting securities of other unregistered investment vehicles ("Sub-Funds") which have investors other than the Fund of Funds. Sub-Funds typically do not submit matters to investors for vote. In the event that a Sub-Fund submits a matter to its investors for vote and the Fund of Fund holds voting interests in the Sub-Fund, the vote will be made in a way that we believe is in the best interest of the Fund of Funds.

Proxy Voting Policy

      It is the policy of HSBC Investments (USA) Inc. to vote all proxies for the exclusive benefit of the accounts whose assets we manage. In most, if not all, cases this will mean that the proposals which maximize the value of the securities which we hold will be approved without regard to non-economic considerations. However, we recognize that our performance as a fiduciary will be measured, not by the performance of any single investment, but by our overall performance as a "prudent man".

      HSBC Investments (USA) Inc. will generally not favor proposals which are designed to make it difficult for a company to be acquired or which have a tendency to entrench current management at the expense of securities holders. Therefore, HSBC Investments (USA) Inc. will generally vote against proposals concerning instituting "poison pills", classified boards of directors, blank check preferred stock, unequal voting rights, elimination of shareholder action by written consent, prohibition of shareholder special meetings, granting stock options at less that fair market value, exchanging underwater stock options, and the pyramiding of stock options by management. Super majority proposals will be evaluated on a case-by-case basis, as will increases in authorized common stock, anti-greenmail provisions, re-incorporation or re-organization proposals and acceleration of options vesting upon change of control.

      In the above-indicated situations and those of similar import to shareholders, the designated portfolio manager/analyst responsible for making the decision on how securities will be voted will make a written record of his rationale for voting and will be responsible for maintaining adequate documentation concerning his review of the indicated proposal(s). It is the responsibility of the designated portfolio manager/analyst to make a written record of any contact during the proxy voting period with any proponents or opponents of propositions and to keep these records with the retained proxy statements. Prior to the execution of the proxy in contested or controversial situations, the President of HSBC Asset Management (Americas) Inc. will be consulted concerning the vote and will have the final authority over the voting on such proposals.

      Appropriate instructions will then be forwarded to the proxy control designee who will ensure that the proxy cards for the particular solicitation are properly completed, the proper notation of votes is made in our client records and the proxy ballots(s) are forwarded back to the proxy tallying company in a timely fashion.


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New Account Procedures

      All new accounts will be forwarded a copy of the standard Investment Management Agreement, which will contain a paragraph affording the client the opportunity to affirmatively convey the authority to vote proxies to HSBC Asset Management (Americas) Inc. Should a client wish to withhold proxy voting authority, the client should be instructed to strike out the applicable paragraph and to initial that change on the contract. In the event that the client presents HSBC Asset Management (Americas) Inc. with a standard form of management agreement which the client prefers to use, the agreement will be checked to ensure that it contains language similar to our standard contractual language on proxy voting and if it does not, that omission will be brought to the attention of the client. In the event that the client refuses to amend their agreement to reflect an election concerning proxy voting, we will forward to the client a separate document with the paperwork for the account on which the client will be asked to make an election in connection with proxy voting.

      Upon return of the executed agreement the client records in the administrative database will be coded to reflect the client's delegation of voting authority or the withholding thereof. This coding will also assist in the periodic reporting of the firm's positions in connection with Section 13 of the Securities Exchange Act of 1934. In the event that the proxy voting authority is conveyed to the investment manager, the manager will immediately notify, in writing, the fund custodian and instruct the custodian to immediately execute any proxy cards received as a result of client securities holdings, as the custodian will be in most, if not all, cases the record owner, and to forward such executed cards to the investment manager for the final election and submission to the proxy tallying company. The record of the custodian notification will be kept in the client's contract file.

Proxy Handling Procedures

      All proxy statements and proxy cards received by the mailroom will immediately be forwarded to the proxy control designee who has been designated to receive such materials. This material will immediately be logged in and a record will be made of the proposals, in abbreviated form, contained in the proxy statement. The position of all clients as of the record date will immediately be ascertained as will the total amount of shares over which the manager has discretionary authority. The proxy statement, ballot and tally of shares to be voted will be forwarded to the portfolio manager/analyst who will be responsible for evaluating and voting on all proposals. Proxy material containing only non-contested, non-controversial proposals will immediately be voted as the portfolio manager/analyst sees fit, the material will be returned to the proxy control designee, who will check to ensure that the proxy card has been properly executed and then return the executed proxy card to the proxy tallying company. The proxy statement, a copy of the proxy ballot and any other material generated in connection with proxy voting will be maintained in a central file, and all such material will be retained for at least one year.


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APPENDIX F

WESTFIELD CAPITAL, PROXY VOTING POLICY
--------------------------------------------------------------------------------

Westfield Capital Management Company, LLC

Proxy Voting Policy

                             Revised September 2005
--------------------------------------------------------------------------------

                        Policy Statement and Introduction

Westfield Capital Management Company, LLC ("WCM") will offer to vote proxies for all accounts. Many of Westfield Capital's ("WCM") investment management clients have delegated to WCM the authority to vote proxies for shares in the client accounts we manage. WCM believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. We also recognize that the voting of proxies with respect to securities held in managed accounts is an investment responsibility having economic value. WCM will vote proxies and maintain records of voting of shares for which WCM has proxy voting authority in accordance with its fiduciary obligations and applicable law.

This memorandum sets forth WCM's policies for voting proxies. It covers all accounts for which WCM has proxy voting authority which are primarily U.S. separately managed individual and institutional accounts. In addition, these accounts include mutual funds in which WCM serves as sub-adviser as well as limited partnerships managed by WCM.

                                 Proxy Committee

WCM has a Proxy Committee (the "Committee") composed of individuals from the investment committee, operations staff and compliance department. The Board of Directors will appoint the members of the Committee and consider recommendations for members from the Committee. The Committee is responsible for setting general policy as to proxies. Specifically, the Committee:

      1. reviews these procedures and the Proxy Guidelines annually and approves any amendments considered to be advisable;

      2     considers special proxy issues as they may arise from time to time.

As of the date of these procedures, the following members of WCM will serve on the Committee:

Karen A. DiGravio, Chief Financial Officer, Chief Compliance Officer Caryl D. Marchi, Vice President & Operations Manager
Hamlen Thompson, Senior Security Analyst


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Zureen Khairuddin, Proxy Manager
Amy M. Walsh, Office Assistant, Proxy Assistant

                           Proxy Voting Administration

WCM's Operations Manager and Proxy Manager, under supervision of the Committee, have the following duties:

      1. annually prepare the Proxy Guidelines with the Chief Compliance Officer and distribute them to the Committee for review;

      2. coordinate the Committee's review of any new or unusual proxy issues;

      3. manage the process of referring issues to portfolio managers and/or analysts for voting instructions;

      4. oversee the work of any third party vendor hired to process proxy votes;

      5. coordinate responses to investment professionals' questions on proxy issues and proxy policies, including forwarding specialized proxy research from any third party vendor and forwards information to investment professionals prepared by other areas at WCM;

      6. maintain required records of proxy votes on behalf of the appropriate WCM client accounts including maintaining documents received or created that were material to the voting decision;

      7. manage proxy voting and maintenance of appropriate records using ADP ProxyEdge;

      8.    prepare and distribute reports required by WCM clients;

      9. maintain records of all communications received from clients requesting information on proxy voting and responses thereto;

      10. notify clients on how they can obtain voting records and policies and procedures; and

      11.   ensure that all proxies are voted in a timely manner;

      12. utilize a third party research from Investor Responsibility Research Center (IRRC) to assist in the proxy voting process;

      13. reconcile ballots received against our holdings and maintain it in our records;

      14.   request and review the SAS 70 report annually from ADP ProxyEdge


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                             Proxy Voting Guidelines

      o WCM maintains written voting guidelines ("Guidelines") setting forth voting positions determined by the Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case-by-case basis. On a daily basis, the Proxy Manager reviews the guidelines and IRRC research. The proxies are then reviewed and approved by the Operations Manager or in her absence, the Chief Compliance Officer. The Proxy Assistant will assist the Proxy Manager in the daily proxy administration and in her absence, act as her backup. A copy of the Guidelines is attached to this memorandum as Exhibit A.

      o WCM will vote all proxies in accordance with the Guidelines subject to exceptions as follows:

1. If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in the clients' best interests, they may request the Proxy Manager not to follow the Guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Manager will review any such request with the Committee and the Chief Compliance Officer will approve, prior to implementing the request, and will maintain records of each item.

2. For clients with plan assets subject to ERISA, under rules of the U. S. Department of Labor ("DOL") WCM may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines, in lieu of WCM's regular Guidelines. However, when in WCM's judgment voting in accordance with the AFL-CIO guidelines would be inconsistent with ERISA, WCM will not vote in accordance with those guidelines. For clients not subject to ERISA, WCM may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Committee and the Chief Compliance Officer.

3. The Proxy Manager will exercise discretion to vote proxies within the guidelines established by the Committee. The Proxy Manager will consult with the Analyst and Committee in determining how to vote proxies for issues not specifically covered by the proxy voting guidelines adopted by the Committee or in situations where the Proxy Manager or members of the Committee determine that consultation is prudent.

4. Information on WCM's proxy voting decision may only be distributed to the company. No such information may be divulged to other parties, including solicitors working with the company, unless written notification from the company instructs such release of information.

5. The Proxy Manager will ensure that all ballots will be voted provided that they are received at least 3 days prior to the vote deadline date. All unvoted ballots will be noted in the ballot records, indicating the reason why they were not voted and documenting our best efforts to obtain such ballots.

                             Proxy Voting Referrals

      o Under the Guidelines, certain proxy matters will be referred to the WCM analysts. Normally specific referral items will be referred to the portfolio manager or analyst using the attached Proxy Voting Recommendation Form (attached as Exhibit B). The Proxy Voting Recommendation Form


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


contains (1) a field that will be used by the portfolio manager or analyst for recommending a vote on each referral item, and (2) a field for describing any contacts relating to the proxy referral item the portfolio manager may have had with any WCM employee outside WCM's Investment Committee or with any person other than a proxy solicitor acting in the normal course of proxy solicitation.

      The portfolio manager or analyst who has been requested to provide a recommendation on a proxy referral item will return a completed Proxy Voting Recommendation Form. Upon receiving each completed Proxy Voting Recommendation Form the form will be reviewed by the Proxy Manager to be sure it has been completed correctly. If not, the Proxy Manager will follow up with representatives of the Investment Committee and Proxy Voting Committee to be sure the form is completed correctly.

                              Conflicts of Interest

      o A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with WCM. For example, WCM could manage a defined benefit or defined contribution pension plan for the issuer. WCM's policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts the following procedures have been adopted:

      1. A portion of the Committee is composed of professionals from the Investment Committee. Furthermore, proxy administration is in the Operations and Compliance Department. The Investment Committee, Operations Department and the Compliance Department do not report to WCM's Marketing Department.

      2. Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms.

      3. The Proxy Manager will review the name of the issuer of each proxy that contains a referral item against a list of WCM business relationships provided by the Finance Department for potential material business relationship (i.e. conflicts of interest). If the issuer of the proxy is on the list of WCM business relationships, the WCM Proxy Manager will confer with the Committee prior to voting. In addition, for referrals involving WCM sub-advised mutual funds, the Proxy Manager will fill out attached Proxy Voting Disclosure Form (attached as Exhibit C).

      4. WCM's Proxy Voting Guidelines may only be overridden with the written recommendation of the Proxy Committee.

                                  Recordkeeping

The Proxy Manager, in conjunction with the Operations Manager, will retain copies of the following books and records. Original Policies and Procedures will be kept with the Chief Compliance Officer and maintained in the WCM Compliance Manual.


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      1.    a copy of Proxy Procedures and Guidelines as they may be in effect from time to time;

      2. a copy of each proxy statement received with respect to securities in client accounts;

      3.    records of each vote cast for each client;

      4.    a reconciliation of Westfield holdings vs. ballots received;

      5. documentation of our internal efforts to obtain and vote ballots not received;

      6. internal documents generated in connection with a proxy referral to the Investment Committee such as emails, memoranda etc.

      7. written reports to clients on proxy voting and of all client requests for information and WCM's response.

In accordance with Rule 204-2 of the Investment Advisers Act of 1940, all proxy voting records will be maintained for five years. In the event a third party vendor is retained for proxy voting services, Westfield will (1) require such vendor to provide copies of all voting records promptly upon request; and (2) require such vendor to maintain the records noted in (2) and (3) above.


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Exhibit A

                    Westfield Capital Management Company, LLC
                             Proxy Voting Guidelines

                                       For

                          SEPARATELY MANAGED ACCOUNTS &
                         SUB-ADVISORY MUTUAL FUND ASSETS
                         INCLUDING LIMITED PARTNERSHIPS

The Proxy Voting Guidelines below summarize WCM's positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. These Guidelines have been established for the specific purpose of promoting the economic interests of our clients.

The following Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-US issuers.

I. Board-Approved Proposals

Proxies will be voted for board-approved proposals, except as follows:

A. Matters Relating to the Board of Directors

The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

      o     WCM will withhold votes for the entire board of directors if

            o     The board does not have a majority of independent directors;
                  or

            o The board does not have nominating, audit and compensation committees composed solely of independent directors.

For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the NYSE (Article 4 Section 2 of the NYSE Commission) and NASDAQ rule No. 4200 and 4300 (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). If a board does not meet these independence standards, WCM may refer board proposed items which would normally be supported for case-by-case review.

      o WCM will vote on a case-by-case basis in contested elections of directors.

      o WCM will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).


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      o     WCM will withhold votes for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

WCM is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. WCM may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

      o WCM will withhold votes for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhance shareholder value. WCM may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

      o WCM will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

B. Compensation Plans

WCM will vote on a case-by-case basis on board-approved proposals relating to compensation, except as follows:

      o     Stock Incentive/Option Plans

            o WCM will vote against if plan permits replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options); and

            o WCM will vote against if dilution represented by this proposal is more than 10% outstanding common stock; and

            o WCM will vote against if the stock incentive/option plans permits issuance of options with an exercise price below the stock's current market price

      o Except where WCM is otherwise withholding votes for the entire board of directors, WCM will vote for employee stock purchaseplans that have the following features:

            o the shares purchased under the plan are acquired for no less than 85% of their market value; and

            o     the offering period under the plan is 27 months or less; and

            o     dilution is 10% or less.

      o     WCM will vote for all deferred compensation plans

      o WCM will vote for all bonus plans recommended by the company's management


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


WCM may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, WCM will consider whether the proposal has been approved by an independent compensation committee of the board.

C. Capitalization

WCM will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization.

      o WCM will vote for proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction).

      o WCM will vote for proposals to effect stock splits (excluding reverse stock splits.)

      o     WCM will vote for proposals authorizing share repurchase programs.

D. Acquisitions, Mergers, Reincorporations, Reorganizations and Other
Transactions

WCM will vote on a case-by-case basis on business transactions such as acquisitions, mergers, and reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, except as follows:

      o WCM will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

E. Anti-Takeover Measures

WCM will vote against board-approved proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:

      o WCM will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as "poison pills"); and

      o     WCM will vote for proposals to adopt fair price provisions.

F. Other Business Matters

WCM will vote for board-approved proposals approving routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

      o WCM will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

      o WCM will vote against authorization to transact other unidentified, substantive business at the meeting.


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


II. Shareholder Proposals

WCM will vote in accordance with the recommendation of the company's management on all shareholder proposals, except as follows:

      o WCM will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

      o WCM will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

      o WCM will vote for shareholder proposals that are consistent with WCM's proxy voting guidelines for board-approved proposals.

III. Voting Shares of Non U.S. Issuers

WCM recognizes that the laws governing non-U.S. issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non-US issuers. However, WCM believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, WCM will vote proxies of non US issuers in accordance with the foregoing Guidelines where applicable, except as follows:

      o WCM will vote for shareholder proposals calling for a majority of the directors to be independent of management.

      o WCM will vote for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

      o WCM will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

      o WCM will vote on case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or
            (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

Many non-U.S. jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

            o Share blocking. Shares must be frozen for certain periods of time to vote via proxy.

            o Share re-registration. Shares must be re-registered out of the name of the local custodian or nominee into the name of the client for the meeting and, in may cases, then reregistered back. Shares are normally blocked in this period.

            o Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases WCM is not authorized to deliver this information or sign the relevant documents.

WCM's policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share-blocking jurisdiction, it will normally not be in a client's interest to freeze shares simply to participate in a non-contested routine meeting. More specifically, WCM will


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


normally not vote shares in non-U.S. jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.


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


Exhibit B

--------------------------------------------------------------------------------
Proxy Vote Referral Request:

Company ________________________            Analyst:_______________________

Vote Due________________________
--------------------------------------------------------------------------------

                       Proxy Voting Referral Request Form

From: Proxy Manager

Please describe any contacts with any person you may have had, apart from the Investment Committee, WCM's Proxy Administration staff, or proxy soliciting firms regarding the proxy on the above referenced company.

--------------------------------------------------------------------------------
Meeting Date:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Company Name:
--------------------------------------------------------------------------------

Please indicate FOR, AGAINST or ABSTAIN for each agenda item referenced below.

      Please provide vote rationale when you believe additional information is necessary to explain your vote. Examples: "Stock option plan will create excessive dilution," "Shareholder proposal would be disruptive"

Referral items:

1. Rationale:


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


Exhibit C

                    WESTFIELD CAPITAL MANAGEMENT COMPANY, LLC
                              PROXY VOTING CONFLICT

OF INTEREST DISCLOSURE FORM

      1.    Company name:____________________________________________

      2.    Date of Meeting: ___________________________________________

      3.    Referral Item(s): ____________________________________________

      4. Description of WCM's Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:

            --------------------------------------------------------------------

      5.    Describe procedures used to address any conflict of interest:

                  o Where a proxy proposal raises a material conflict between WCM's interests and a client's interest, WCM will:

                  1. Vote in Accordance with the Guidelines. To the extent that WCM has little or no discretion to deviate from the Guidelines with respect to the proposal in question, WCM shall vote in accordance with such pre-determined voting policy.

                  2. Obtain Consent of Clients. To the extent that WCM has discretion to deviate from the Guidelines with respect to the proposal in question, WCM will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the Adviser's conflict that the client would be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, WCM will abstain from voting the securities held by that client's account.

                  3. Client Directive to Use an Independent Third Party. Alternatively, a client may, in writing, specifically direct WCM to forward all proxy matters in which WCM has a conflict of interest regarding the client's securities to an identified independent third party for review and recommendation. Where such independent third party's recommendations are received on a timely basis, WCM will vote all such proxies in accordance with such third party's recommendation. If the third party's recommendations are not timely received, WCM will abstain from voting the securities held by that client's account.

                  o WCM will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified by WCM will be addressed as described above in this section


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


6. Describe any contacts from parties outside WCM (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation:

--------------------------------------------------------------------------------

CERTIFICATION

The undersigned employee of WCM certifies that, to the best of her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

---------------------------------
Name:        Zureen Khairuddin
Title:       Proxy Manager


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


APPENDIX G

ALLIANCEBERNSTEIN PROXY VOTING POLICY

                                 July March 2005

                               PROXY VOTING MANUAL

[ALLIANCE CAPITAL LOGO]     [BERNSTEIN LOGO](R) | INVESTMENT RESEARCH AND
                                                | MANAGEMENT


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


                        ALLIANCE CAPITAL MANAGEMENT L.P.

                               Proxy Voting Manual

                                Table of Contents

Subject                                                                                           Page
-------                                                                                          ------
I.       Introduction ........................................................................        1

II.      Proxy Voting Committees

                  A.  Alliance Committee......................................................        1

                  B.  Bernstein Committee.....................................................        1

III.     Conflicts of Interests...............................................................        2

                  A.  Introduction............................................................        2

                  B.  Adherence to Stated Proxy Voting Policies...............................        2

                  C.   Disclosure of Conflicts................................................        2

                  D.  Confidential Voting.....................................................        3

                  E.  Potential Conflicts List................................................        3

                  F.  Review of Third Party Research Service Conflicts of Interest............       34

IV.      Research Services....................................................................        4

V.       Client Reporting.....................................................................        4

VI.      Rule 204-2 Recordkeeping.............................................................       45

                  A.  Proxy Voting Policies and Procedures....................................       45

                  B.  Proxy Statements Received Regarding Client Securities...................       45

                  C.   Records of Votes Cast on Behalf of Clients.............................        5

                  D.  Records of Client Requests for Proxy Voting Information.................        5

E. Documents Prepared by the Adviser Material to Voting Decisions.............................        5

VII.     Proxy Voting Procedures..............................................................        6

                  A.  Vote Administration.....................................................        5

                  B.  Proxies of Certain Non-US Issuers.......................................       56

Exhibit A - Proxy Voting Guidelines


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


  I.  Management Proposals....................................................................      A-1

         A.  Business/Financial Issues.......................................................       A-1

         B.  Anti-takeover Issues.............................................................      A-4

  II.      Shareholder Proposals..............................................................      A-7

         A.  Corporate Governance Issues......................................................      A-7

         B. Social Responsibility, Environmental and Political Issues.........................    A-122

                  1.  Introduction............................................................    A-123

                  2.  Social Issues...........................................................     A-13

                  3.  Environmental Issues....................................................    A-144

                  4.  Political Issues........................................................     A-15

  III.  Proxy Voting Guidelines Summary.......................................................     A-17

Proxy Voting Conflict of Interest Form........................................................     A-19


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


                        ALLIANCE CAPITAL MANAGEMENT L.P.

                               Proxy Voting Manual

I.    INTRODUCTION

As an investment adviser that exercises proxy voting authority over client securities, Alliance Capital has a fiduciary duty to vote proxies in a timely manner and make voting decisions that are in our clients' best interests. To meet this obligation, we have adopted a Statement of Policies and Procedures for Proxy Voting Proxies on Behalf of Discretionary Client Accounts (the "Proxy Voting Policy and Procedures"Statement of Policies and Procedures"), which is a concise statement of our policies and procedures with respect to proxy voting.

This manual is consistent with that Statement of Policies and Procedures. It is applicable to Alliance Capital Management L.P., including its Bernstein Investment Research and Management unit, and Alliance Capital's investment management subsidiaries (collectively "Alliance Capital" "we" or "us"). It is applicable to voting the proxies of both U.S. and non-U.S. issuers. This manual is intended for use by those involved in the proxy voting decision making process and those responsible for the administration of proxy voting ("Proxy Voting Administrators") in order to ensure that the Statement of Policies and Procedure is implemented consistently. Attached as Exhibit A are Proxy Voting Guidelines designed to assist these individuals. These guidelines are intended to be responsive to the wide range of subjects that may have a significant effect on the value of the securities held in our clients' accounts.

      This manual shall be used by both of Alliance Capital's two investment groups - the growth group and the value group (the growth group is hereinafter referred to as "Alliance", the value group as "Bernstein"). Each group has established its own proxy voting committee. While the policies contained in the Statement of Policies and Procedures are consistent across both investment groups, the administration of proxy voting for the two groups remains separate. Different investment philosophies may result in different conclusions being drawn regarding certain proposals and in turn may result in the two groups voting differently on the same proposal. Nevertheless, both Alliance and Bernstein always vote proxies with the goal of increasing the value of the securities in their client portfolios.

II.   PROXY VOTING COMMITTEES

      A.    Alliance Committee

      The Alliance Proxy Voting Committee (the "Alliance Committee") consists of senior investment professionals and a member of the Corporate Legal and Compliance Department. It is the responsibility of the Alliance Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines and to consider changes in policy. The Alliance Committee will review the Proxy Voting Policy and Procedures and this manual no less than annually. In addition, the Alliance Committee meets as necessary to address special situations. The Alliance Committee may consult the portfolio managers in whose managed accounts the stock is held, research analysts, clients, corporate managements, interest groups, and consultants in researching proxy issues.

      B.    Bernstein Committee

      The Bernstein Proxy Voting Committee (the "Bernstein Committee") consists of senior Bernstein investment professionals and a member of the Corporate Legal and Compliance Department. It is the responsibility of the Bernstein Committee to evaluate and maintain proxy voting procedures and guidelines,


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


to evaluate proposals and issues not covered by these guidelines, to consider changes in policy and to determine how Bernstein should vote on proxy issues. The Bernstein Committee will review the Proxy Voting Policy and Procedures and this manual no less than annually. T The Bernstein Committee may consult with Bernstein Investment Policy Group members, research analysts, clients, corporate managements, interest groups, and consultants in researching proxy issues. DRAFT
- Excerpt from Alliance Capital Proxy Voting Manual

III.  CONFLICTS OF INTERESTS

      A.    Introduction

      As a fiduciary we owe our clients an undivided duty of loyalty. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us and insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics, as well as a Policy Statement on Ethics to meet these obligations. As part of this duty and as expressed throughout the Code and Statement on Ethics, Alliance Capital places the interests of our clients first and attempts to avoid any actual or potential conflicts of interests.

                  Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived conflict of interests, the following procedures have been established for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients' best interest and not the product of conflict.

      B.    Adherence to Stated Proxy Voting Policies

      Generally, all votes are cast in accordance with this policy.(1) In situations where our policy is case-by-case, this manual often provides criteria that will guide our decision. In situations where our policy on a particular issue is case-by-case and the vote cannot be clearly decided by an application of our stated policy, a member of the appropriate proxy committee or his/her designee will make the voting decision in accordance with the basic principal of our policy to vote proxies with the intention of increasing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on ISS's voting platform, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting policy on specific issues must be documented by the proxy committees and, on an annual basis, the Corporate Legal and Compliance Department (for Alliance) and the Client Reporting Department (for Bernstein) will request a report from our proxy voting agent, Institutional Shareholder Services ("ISS"), of all such votes. The report will be delivered to the appropriate proxy committee.

      C.    Disclosure of Conflicts

      When considering a proxy proposal, members of the Proxy Committees or investment professionals involved in the decision-making process must disclose any potential conflict (including personal relationships) that they are aware of to the chairman of the appropriate proxy committee as well as any substantive contact that they have had with any interested outside party

----------
1 From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, Alliance Capital reserves the right to depart from those policies if we believe it to be in the client's best interests.


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


      (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict should be reported on a Proxy Voting Conflict of Interest Form. If the Chairman of the Proxy Committee has a conflict of interest, he or she must also recuse themselves from the decision making process.

      D.    Confidential Voting

      It is Alliance Capital's policy to support confidential voting. Accordingly, our votes are confidential and should not be disclosed by any Alliance employee to any outside party except to clients for whom we vote. Pursuant to this policy, Proxy Voting Administrators are prohibited from revealing how we intend to vote or how we have voted on any proposal except to (i) members of the proxy committees; (ii) portfolio managers that hold the security in their managed accounts; and (iii) the research analyst(s) that covers the security. Members of the proxy committees, portfolio managers and research analysts are prohibited from disclosing our intended vote or how we have voted to anyone. However, upon a request from a client, the proxy committee or the Proxy Voting Administrators may disclose our vote to a client (or the client's portfolio or administrative contact within the firm) that holds the security in their account. Also, subject to the approval of the appropriate proxy committee, we may from time to time participate in surveys conducted by shareholder groups or consultants.

      On occasion, clients for whom we do not have proxy voting authority may ask us for advice on proxy votes that they cast. A member of the proxy committee may offer such advice subject to an understanding with the client that the advice shall remain confidential.

      Any substantive contact regarding proxy issues from the issuer, the issuer's agent, or a shareholder group sponsoring a proposal must be reported to the chairman of the appropriate proxy committee. Routine administrative inquiries (e.g. whether we received proxy materials) need not be reported.

      E.    Potential Conflicts List

      No less than annually, Aa list of companies whose proxy may pose a potential conflict of interests is complied by the Legal and Compliance Department (the "Potential Conflicts List") which includes companies and organizations that may have an interest in a proxy voting decision. This list includes:

            o Publicly Traded Clients from the Russell 3000 and the Morgan Stanley Capital International Europe Australia Far East (MSCI
                  EAFE) + Canada Index
            o Publicly traded companies that distribute Alliance mutual funds
            o Bernstein Private clients(2) who are directors, officers or 10% shareholders of publicly traded companies
            o     Companies whose retirement plans we administer
            o Clients who sponsor or, publicly support shareholder proposals equity securities are held in client accounts and any client that has sponsored or hasve material interest in a proposal upon which we will be eligible to vote;
            o     Publicly traded affiliated companies
            o Companies where an employee of Alliance or AXA Financial (Alliance's parent company) has identified an interest
            o     Companies whose retirement plan we administer
            o     [Personal relationships of Alliance's executives officers]
            o Any other conflict that the proxy committee becomes aware of.(3)

----------
2 Only private clients whose account exceeds a specified threshold, as determined by the proxy committees, will be included on the Potential Conflicts List.

3 The Proxy Committee must notify the Legal and Compliance Department promptly of any previously unknown client.


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


      Alliance's votes for all meetings on the Potential Conflicts List will be documented, going through the tests set forth in Section G using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereas Attachment to).

      F.    Review of Third Party Research Service Conflicts of Interest

      Because under certain circumstances Alliance Capital considers the recommendation of Institutional Shareholder Services, the proxy committees will take reasonable steps to verify that ISS is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the ISS's conflict management procedures on an annual basis. When reviewing these conflict management procedures, Alliance will consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

      G.    Review of Proposed Votes

      When we encounter a potential conflict we review our proposed vote using the following analysis to ensure that our voting decision is consistent with our clients' best interests.

            1. If our proposed vote is consistent with our stated proxy voting policy, no further review is necessary.
            2. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to our client's position, no further review is necessary.
            3. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with our client's recommendation, and is also consistent with the views of ISS, no further review is necessary.
            4. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent our client's recommendation and is contrary to the views of ISS, the vote will be presented to the Independent Mutual Fund Compliance Officer (ICO). The ICO will determine whether the proposed vote is reasonable. If the ICO cannot determine whether the proposed vote is not reasonable, he may instruct Alliance to refer the votes back to the clients or take other actions as he deems appropriate.

IV.   RESEARCH SERVICES

                  o Alliance Capital subscribes to the corporate governance and proxy research services of ISS. All of our investment professionals have access to these resources via the Alliance Capital intranet.

V.    Client Reporting

      Many Alliance Capital clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to:

                        Mark R. Manley
                        Senior Vice President, Assistant Deputy General Counsel & Chief Compliance Officer
                        Alliance Capital Management L.P.
                        1345 Avenue of the Americas
                        New York, NY 10105


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


VI.   RULE 204-2 RECORDKEEPING

      Pursuant to Rule 204-2, all of the records referenced below will be kept in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of Alliance Capital.

      A.    Proxy Voting Policies and Procedures

      The Statement of Policies and Procedures shall be maintained in the Corporate Legal and Compliance Department and posted on our public internet site. Each location where proxy voting administration takes place shall maintain a copy of this manual.

      B.    Proxy Statements Received Regarding Client Securities

      For U.S. Securities(4), Alliance Capital relies on the Securities and Exchange Commission's EDGAR system to maintain copies of each proxy statement we receive regarding client securities. For Non-U.S., Securities, we shall rely on ISS, our proxy voting agent, to retain such proxy statements.

      C.    Records of Votes Cast on Behalf of Clients

      Records of votes cast by Alliance Capital are retained electronically by our proxy voting agent, ISS.

      D.    Records of Clients Requests for Proxy Voting Information

      Copies of written requests from clients for information on how Alliance Capital voted their proxies shall be retained in the Corporate Legal and Compliance Department. Responses to written and oral requests for information on how we voted their proxies will be kept in the Corporate Legal and Compliance Department (for Alliance clients) and the Client Reporting Department (for Bernstein clients).

      E.    Documents Prepared by the Adviser Material to Voting Decisions

      The proxy voting committees are responsible for maintaining documents prepared by the committee or any other Alliance Capital employee that were material to the decision on how to vote. Therefore, where an investment professional's opinion is essential to the voting decision the recommendation from investment professionals must be made in writing to the proxy committee.

VII.  PROXY VOTING PROCEDURES

      A.    Vote Administration

      In an effort to increase the efficiency of voting proxies, Alliance Capital uses ISS to act as its voting agent for its clients' US and non-US holdings.

      Issuers initially send proxy information to the custodians of our client accounts. Alliance Capital instructs these custodian banks to direct proxy related materials to ISS's offices. ISS provides Alliance Capital with a proposed vote for each resolution. A Proxy Voting Administrator reviews the ballots via ISS's web platform, Governance Analytics. Using Governance Analytics, the Proxy Voting Administrator indicates our acceptance of the proposed vote, or changes the vote in

----------
4 U.S. securities are defined as securities of issuers required to make reports pursuant to ss.12 of the Securities Exchange Act of 1934. Non-U.S. securities are defined as all other securities.


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


      accordance with our voting decision. ISS then returns the proxy ballot forms to the designated returnee for tabulation.

      If necessary, any paper ballots we receive will be voted via mail or fax.

      B.    Share BlockingProxies of certain Non-US Issuers

      Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. We may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

      In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.


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


                                    Exhibit A

                             PROXY VOTING GUIDELINES

Set forth below are Alliance Capital's proxy voting guidelines pertaining to specific issues. Proposals are generally voted in accordance with these guidelines, however, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation. In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders will be evaluated on a case-by-case basis, keeping in mind the objective of these guidelines which is to increase the value of the securities in our clients' accounts.

      These guidelines are divided into two sections: Management and Shareholder proposals. These guidelines are intended to provide an indication on how Alliance Capital will respond to certain proxy voting issues. Where this policy indicates we will vote in favor of a management proposal on a given issue, we would in turn vote against a corresponding shareholder proposal (e.g. we will vote for management proposals to eliminate cumulative voting and vote against shareholder proposals to adopt it).

I. MANAGEMENT PROPOSALS

         A.       BUSINESS / FINANCIAL ISSUES

            1.    Election of Directors                                      For

            Unless there is a proxy contest for seats on the Board or if Alliance Capital determines that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management-proposed slate of directors.

      Alliance Capital believes that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues(5) such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and directors who fail to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

      While Alliance believes companies should have a majority of independent directors and independent key committees, absent compelling reasons to the contrary, we will not withhold votes for directors who meet the definition of independence of the exchange on which the company's shares are traded. In addition, we will not withhold votes for directors because they serve on a number of boards of directors.

                  Controlled Company Exemption                      Case-by-Case

      NYSE listing standards provide that listed companies where 50% of the voting power is held by an individual, group or another company, need not comply with the requirement to have a majority of independent directors and independent key committees. Where a company was taken advantage of this "controlled company" exemption we will not withhold votes for directors for failure to establish majority independent board of key committees directors provided that shareholders with a majority voting interest have a majority economic interest. Conversely, we will withhold votes from directors for failure to adhere

----------
5 We will not withhold votes for directors who have failed to implement a proposal to expense options prior to the effective date of FASB's statement of Accounting Standards No. 123. Pursuant to this rule, public companies must expense options in the first financial reporting period after June 15, 2005.


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to such independence standards where shareholders with a majority voting interest have a minority economic interest.

            Voting for Director Nominees in a Contested Election    Case-by-Case

      Votes in a contested election of directors are evaluated on a case-by-case basis considering, among other things, the following factors: the target company's long-term financial performance relative to its industry; management's track record with respect to safeguarding the interests of shareholders; the background of the proxy contest including the steps the dissidents took to influence management prior to initiating the proxy contest; the qualifications of director nominees of both the incumbent and dissident slates; and an evaluation of the objectives and goals made in the competing offers as well as the likelihood that the proposed objectives and goals can be met.

      2.2.  Appointment of Auditors                                          For

      Alliance Capital believes that the company is in the best position to choose the accounting firm and will generally support management's recommendation. While the Sarbanes-Oxley Act of 2002 has proscribed certain non-audit services by auditors, there are still many non-audit services that auditing firms are permitted to provide to a company. We recognize that there may be inherent conflicts when a company's independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor we will consider the amount of non-audit related services performed versus the total audit fees paid by the company to the auditing firm and if there are any other reasons to question the independence of the firm's auditors.

      33.   Increase Authorized Common Stock                        Case-by-Case

      Alliance Capital will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for employee savings plans, stock option or executive compensation plans. We will oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. Moreover, we would generally support the use of derivative instruments (i.e.e.g. put options and call options) as part of a share increase proposal absent any reason to the contrary.

            4.    Authorize Share Repurchase                                 For

      We will generally support share repurchase proposals that are part of a well articulated and conceived capital strategy. We will assess proposals to give the Board unlimited discretion to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (i.ee.g.. put options and call options) as part of a share repurchase plan absent any reason to the contrary.

      45.   Changes in Board Structure and
            Amending the Articles of Incorporation                           For

      Companies may propose various provisions with respect to the structure of the Board of Directors including changing the manner in which Board vacancies are filled, directors are nominated or the number of directors. Such proposals may require amending the charter or by-laws or otherwise require shareholder approval. In most instances, these proposals are not controversial nor an anti-takeover device. Therefore, Alliance Capital generally votes in favor of such proposals.


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      Other changes in a company's charter, articles of incorporation or by-laws are usually technical or administrative in nature. Absent a compelling reason to the contrary, we will support such proposals.

            6.    Corporate Restructurings,
                  Merger Proposals and Spin-offs                Case-by-Case

            Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. For Alliance accounts, the views of the research analyst who covers the particular company and/or the portfolio managers of the client accounts with holdings in the company are weighed heavily. For Bernstein, the Bernstein Proxy Voting Committee, in consultation appropriate Investment Policy Group and the research analyst, will determine how the proxy should be voted.

            7.6.  Considering Non-Financial Effects of a Merger Proposal Against

            We will oppose proposals that require the Board to consider the impact a merger would have on groups other than a company's shareholders, such as employees, consumers, business partners, and the communities in which the company is located. We expect that a company's Board will act only in the best interest of its shareholders at all times.

            87..  Director Liability and Indemnification            Case-by-Case

            Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and negligence.

            Moreover, increased litigation against directors and an accompanying rise in the cost for directors liability insurance has prompted a number of states to adopt laws that reduce a director's liability for a breach of the fiduciary duty of care. These state laws usually require shareholder approval of this statutory protection.

            Generally, Alliance Capital will support indemnification provisions that are in accordance with state law. Alliance Capital will vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We will vote in favor of proposals that expand coverage for directors and officers in the event their legal defense is unsuccessful but where the director was found to have acted in good faith and in the best interests of the company. We will oppose indemnification for gross negligence.

            98.   Stock Option Plans                            Case-by-Case

            Stock option plans are designed to attract, hold and motivate good executives, employees and, increasingly, outside directors. However, some plans are excessively generous and reward only a small percentage of top executives.

            Stock option plans are the single most common, and perhaps the most complex, item shareholders are called upon to decide. Additionally, they are a major corporate expense and therefore warrant careful study. Because each plan may be different, it is necessary to look at the terms and conditions of each proposed plan to ensure that the plan properly aligns the long term interests of management and shareholders.

            Alliance Capital will review the proposed plans to ensure that shareholder equity will not be excessively diluted, the exercise price is not below market price on the date of grant, an acceptable number of employees are eligible to participate and an excessive percentage of the company's shares are not granted but unexercised and/or reserved under other plans (commonly referred to as "overhang").


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            Careful consideration is given to proposals that seek approval of plans where the dilution level of the proposed plan, together with all other continuing plans, exceeds 10 to 20%. In addition, we will scrutinize closely plans that allow for granting in excess of 2% of the shares outstanding in a given year (commonly referred to as the "run rate") and will look favorably on plans that specifically restrict annual grants to below this level. We may also evaluate a company's use of options over the preceding three years. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. We also consider other factors such as the company's performance and industry practice.

            Alliance Capital will utilize outside proxy advisory services to assist in compiling the data relevant to our decision.

            910.  Stock Splits                                      Case-by-Case

            Companies often seek shareholder approval for a stock split in order to increase the liquidity of its common stock. This in turn lowers the price thereby making the stock more attractive to small investors. Alliance Capital will generally vote in favor of a proposal to split a company's stock.

            B.    ANTI-TAKEOVER ISSUES

            1.    Blank Check Preferred Stock                            Against

            A Blank Check Preferred Stock proposal is one that authorizes the issuance of certain preferred stock at some future point in time and allows the Board to establish voting, dividend, conversion, and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a poison pill defense, or some other entrenchment device. Our concern is that once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we will generally oppose this type of proposal.

            2.    Classified Boards                                      Against

            A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the Board can be elected or replaced each year. Since this type of proposal has fundamental anti-takeover implications, Alliance Capital opposes the adoption of classified boards unless there is a justifiable financial reason or where an adequate sunset provision existan adequate sunset provision exists. However, where a classified board already exists, we will not withhold votes for directors who sit on such boards. We will withhold votes for directors that fail to implement shareholder approved proposals to declassify boards.

            3.    Fair Price Provisions                             Case-by-case

            A Fair Price Provision in the company's charter or by-laws is designed to ensure that each shareholder's securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the Board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.

            Fair pricing provisions attempt to prevent the "two-tiered front loaded offer" where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price.


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            The remaining shareholders have no choice but to accept the offer.
            The two-tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.

            Alliance Capital will consider fair price provisions on a case-by-case basis. We will vote against any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any fair price provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e. shares beneficially owned by individuals other than the acquiring party).

            4.    Limiting a Shareholder's Right to               AgainstAgainst
                  Call Special Meetings

            Companies contend that limitations upon the shareholders' right to call special meetings are needed to prevent minority shareholders from taking control of the company's agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues such as the potential sale of the company. Because most state'sstates prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.

            5.    Limiting a Shareholder's Right to               AgainstAgainst
                  Act by Written Consent

            Action by written consent enables a large shareholder or group of shareholders of a company to initiate votes on corporate matters prior to the annual meeting. Alliance Capital believes this is a fundamental shareholder right and therefore will oppose proposals that seek to eliminate or limit this right. Conversely, we will support shareholder proposals seeking to restore these rights.

            6.    Supermajority Vote Requirements                        Against

            A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

      In most instances, Alliance Capital will oppose these proposals and will support shareholder proposals that seek to reinstate the simple majority vote requirement.

            7.    Reincorporation                                   Case-by-Case

            Alliance Capital performs a case-by-case review of proposals that seek shareholder approval to reincorporate in a different state or country taking into consideration management's stated reasons for the proposed move.

            There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. For example, corporations may choose to reincorporate to another state after a restructuring or a merger or they may seek the flexibility certain states offer when organizing and operating a corporation's internal governance. Delaware is the state most often selected. However, in many cases a reincorporation proposal is an attempt by the corporation to take advantage of a particular state's anti-takeover statute.

            Careful scrutiny will also be given to proposals that seek approval to reincorporate outside the United States to countries, such as Bermuda, that serve as tax havens. Alliance Capital


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      recognizes that such provisions can help facilitate the growth of a company's non-US business and can potentially benefit shareholders when a company lowers its tax liability. When evaluating such proposals, Alliance Capital considers factors such as the location of the company's business, the statutory protections available in the country to enforce shareholder rights and the tax consequences to shareholders as a result of the reincorporation.

      8.    Issuance of Stock with Unequal Voting Rights                 Against

      Proposals seeking shareholder approval for the issuance of stock with unequal voting rights generally are used as an anti-takeover devicesas an anti-takeover device. These proposals are frequently structured as a dual class capitalization plan that establishes two classes of stock. To encourage shareholders to approve plans designed to concentrate voting power in the hands of insiders, some plans give higher dividends to shareholders willing to exchange shares with superior voting rights for shares with inferior voting rights.

      Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. In the majority of instances, they serve as an effective deterrent to takeover attempts. Alliance Capital deems such plans unacceptable and in most instances will vote against these proposals.

      9.    Elimination of Preemptive Rights                        Case-by-Case

      Preemptive rights allow the shareholders of the company to buy newly issued shares before they are offered to the public in order to maintain their percentage ownership. Alliance Capital believes preemptive rights are an important shareholder right and therefore careful scrutiny must be given to management's attempts to eliminate them. However, since preemptive rights can be prohibitively costly to widely held companies, the benefit of such rights will be weighed against the economic effect of maintaining the right.

      10.   Other Business                                               Against

      Proposals such as this allow management to act on issues that shareholders may raise at the annual meeting. Since it is impossible to know what issues may be raised, Alliance Capital will vote against such proposals.

II.   SHAREHOLDER PROPOSALS

      A.    CORPORATE GOVERNANCE ISSUES

      1.    Submit Company's Shareholder Rights
            Plan to Shareholder Vote                                         For

      Most shareholder rights plans (also known as "poison pills") permit the shareholders of a target company involved in a hostile takeover to acquire shares of that company, the acquiring company, or both, at a substantial discount once a "triggering event" occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the company's stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impend takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company.

      Alliance Capital will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. Alliance Capital will evaluate on a case-by-case basis proposals to completely redeem or eliminate a rights plan.


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      2.    Implement Confidential Voting                                    For

      Proponents of confidential voting argue that proxy voting should be conducted under the same rules of confidentiality as voting in political and other elections -- by secret ballot, with an independent party verifying the results. Supporters of these proposals argue that open balloting allows management to re-solicit shareholders and to urge--or sometimes coerce--them into changing their votes. Opponents argue that confidential voting makes it more difficult for a company to garner the necessary votes to conduct business (especially where a supermajority vote is required) because proxy solicitors cannot determine how individual shareholders voted.

      Alliance Capital supports confidential voting because we believe that voting on shareholder matters should be free of any potential for coercion or undue influence from the company or other interested parties.

      3.    Adopt Cumulative Voting                                      Against

      Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being voted upon. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, A holder of 10 shares normally casts 10 votes for each 12 nominees to the Board thus giving him 120 (10 x 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.

      Alliance Capital believes that cumulative voting provides a disproportionate voice to minority shareholders in the affairs of a company. Therefore we will generally vote against such proposals, and for management proposals to eliminate it.

      4.    Anti-Greenmail Proposal                                          For

      Greenmail, commonly referred to as "legal corporate blackmail", areGreenmails, commonly referred to as "legal corporate blackmail", are payments made to a potential hostile acquirer who has accumulated a significant percentage of a company's stock. The company acquires the raider's stock at a premium in exchange for an agreement that the raider will not attempt to acquire control for a certain number of years. This practice discriminates against all other shareholders as only the hostile party receives payment which is usually at a substantial premium over the market value of its shares. These proposals seek to prevent greenmail by adopting amendments to the company's charter or by-laws that limit the board's ability to acquire blocks of the company's stock at above- market prices.

      Alliance Capital will vote in favor of an anti-greenmail proposal provided the proposal has no other management initiated anti-takeover features.

      5.    Opt Out of State Anti-takeover Law                      Case-by-Case

      Many states have enacted anti-takeover laws requiring an acquirer to obtain a supermajority of a company's stock in order to exercise control. For example, under Delaware law, absent board approval, a bidder must acquire at least 85% of a company's stock before the bidder can exercise control. Such laws represent a formidable takeover defense for companies because by simply placing 15% of the stock in "friendly" hands, a company can block an otherwise successful takeover attempt that may be in the best interests of the shareholders. These statutes often allow companies to opt-out of this law with the approval of a majority of the outstanding shares.

      Shareholders proposing opt-out resolutions argue that these anti-takeover laws grant the Board too much power to determine a matter that should be left to the shareholders. Critics of such proposals argue that opt-out provisions do not prevent takeovers, but rather provide the Board with an opportunity to negotiate a better deal for all shareholders. Since each state's anti-


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      takeover laws are different, and must be considered in the totality of all of a company's takeover defenses, Alliance Capital reviews these proposals on a case-by-case basis.

      6.    Equal Access to the Proxy                                        For

      These proposals ask companies to give shareholders equal access to the proxy materials in order to state their views on various proxy issues.

      Proponents argue that, as owners, shareholders should have access to the proxy materials. While SEC rules provide for the inclusion of shareholder resolutions in the proxy materials, there are a number of handicaps, such as the 500-word limit on a proponent's written argument and limits on the subjects that can be addressed. By contrast, management ability to comment on shareholder proposals is unlimited.

      Management often argues that shareholders already have significant access to the proxy as provided by law (i.e., the right to have shareholder proposals included in the proxy statement and the right to suggest director candidates to the nominating committee). Furthermore, it would be unworkable to open the proxy process, management argues, because of the large number of shareholders that might wish to comment and it would be impossible to screen out "nuisance" proposals.

      Alliance Capital supports resolutions calling for enhancement of shareholders' ability to access proxy materials to ensure that proxy statements are written in a manner that allow for reasonable consideration by shareholders. However, we believe access should still be limited to discourage proposals put forward by shareholders who may have their own agenda or who otherwise do not have the best interests of all shareholders in mind.

      7.    Open Access to Proxy                                    Case-by-Case

      In October 2003, the SEC proposed new rules that would, upon the occurrence of specific two "triggering events", give certain shareholders the ability to include theirtheir nominees for a company's board in the s in management's proxy statement. Access to the proxy would be triggered For example, the rule would be triggered if:

            o oOne or more directors receives withhold votes exceeding 35% of the votes cast; or .

            o A shareholder proposal seeking access to the proxy is submitted by a shareholder (or group of shareholders) who hold at least 1% of the shares and the proposal is approved by a majority of votes cast.

      Once access to the proxy is triggered, shareholders that own more than 5% of the company's securities will be eligible to nominate a director nominee (or nominees depending on the size of the board). Nominating shareholders must intend to continue to hold these securities through the meeting at which the election of directors is held.

      While this rule has not been adopted, shareholders may request a company voluntarily submit to some type of open-access. Alliance Capital will analyze such proposals on a case-by-case basis, considering, among other things,, the proponent's rationale for the proposal. At companies where we believe the proposal is appropriate, we will generally support proposals that are modeled after the SEC proposed rule, but only if the triggering event relating to withhold votesopen access is triggered occurs if one of more directors receives withhold votes for 50% or more (as opposed to 35%) of the votes cast. Further, we will oppose plans that require the nominating shareholder to intend to hold securities through the meeting at which the election of directors will be considered.


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      8     Submit Golden Parachutes/Severance Plans
            to a Shareholder Vote                                            For

      Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. Alliance Capital recognizes that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders thereby serving as a constructive anti-takeover mechanism. Accordingly, we will support proposals to submit severance plans that exceed 2.99 times the sum of an executive officer's base salary plus bonus and that are triggered by a change in control to a shareholder vote but will review proposals to ratify or redeem such plans on a case-by-case basis.

      9.    Submit Golden Parachutes/Severance Plans to a Shareholder
            Vote Prior to being Negotiated by Management                 Against

      Alliance Capital believes that in order to attract qualified employees companies must be free to negotiate compensation packages without shareholder interference. Shareholders must then be given an opportunity to analyze a compensation plan's final, material terms in order to ensure it is within acceptable limits. Accordingly, we will oppose proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management.

      10.   Disclose and/or Limit Executive and Director Pay     Case-by-CaseFor

      Alliance Capital believes that management, within reason, should be given latitude in determining the mix and types of awards it offers. Generally, Alliance Capital votes for shareholder proposals seeking additional disclosure of executive and director compensation. This includes proposals that seek to specify the measurement of performance based compensation. We will vote on a case-by-case basis shareholder proposals seeking to limit executive and director pay.

      11.   Limit Executive Pay                                          Against

      Alliance Capital believes that management, within reason, should be given latitude in determining the mix and types of awards it offers. We will vote against shareholder proposals to limit executive pay that we deem too restrictive.

      12.   Performance Based Stock Option Plans                    Case-by-Case

      Shareholder proposals such as these require a company to adopt a policy that all or a portion of future stock options granted to executives be performance based. Performance based options usually take the form of indexed options (where the option sale price is linked to the company's stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company's stock price exceeds a specific target). Proponents argue that performance based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. While Alliance Capital believes that management, within reason, should be given latitude in determining the mix and types of awards it offers, we recognize the benefit of linking executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options be performance based, we will generally support proposals that require a portion of options granted to senior executives be performance based. However, since performance based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company's performance, we will consider such proposals on a case-by-case basis.


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      13.   Mandatory Holding Periods                                    Against

      Alliance Capital will vote against shareholder proposals asking companies to require a holding period after exercise for executive stock options.

      14.   Submit Option Repricing to a Shareholder Vote                    For

      Repricing underwater options reduces the incentive value of stock compensation plans and dilutes shareholder value. Consequently, Alliance Capital supports shareholder proposals to seek to require a company to submit option repricingrepriscing to a shareholder vote.

      15.   Expensing Stock Options                                          For

      Alliance Capital recognizes that stock options have become a significant part of the compensation structure of many companies. Critics argue that since there is no uniform method of accounting for options, expensing them may distort a company's income statement in comparison to its competitors that do not expense them. However, we believe that not expensing options may lead to a similar distortion as we view options as a large company expense. Accordingly, we will support shareholder proposals requiring companies to expense stock options.

      16.   Exclude Pension Income from
            Performance Based Compensation                                   For

      Alliance Capital is aware that companies may seek to artificially inflate earnings based on questionable assumptions about pension income. Even though these practices are acceptable under the relevant accounting rules, we believe that pension income is not an acceptable way to increase executive pay and that management's discretion in estimating pension income is a potential conflict of interest. Accordingly, we will support such proposals.

      17.   Majority of Independent(6) Directors                             For

      The Board of Directors has a duty to act in the best interest of shareholders at all times. Alliance Capital believes that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, Alliance will support proposals seeking a majority of independent directors on the board. While we are aware of the listing requirements proposed byof the NYSE and NASDAQ (which would require companies to have a majority of independent directors on their board), Alliance Capital will support such proposals regardless of where the company is listed.

      18.   Majority of Independent Directors on Key Committees              For

      In order to ensure that those who evaluate management's performance, recruit directors and set management's compensation are free from conflicts of interests, Alliance Capital believes that the audit(7), nominating and compensation committees should be composed of a majority of independent outside directors. While we are aware of the listing requirements proposed by theof the NYSE and NASDAQ (that would require fully independent nominating and compensation committees), Alliance Capital will support such proposals regardless of where the company is listed. However, in order to allow companies an opportunity to select qualified candidates for

----------
6 For purposes of this manual, an independent director is one that meets the requirements of independence pursuant to the listing standards of the exchange on which the common stock is listed.

7 Pursuant to SEC rules, adopted as directed by the Sarbanes-Oxley Act of 2002, as of October 31, 2004 US listed issuers must have a fully independent audit committee.


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


      these important board positions, at this time we will not withhold votes for inside directors that sit on these committees.

      19.   Separate Chairman and CEO                                        For

      We believe that a combined chairman and CEO position raises doubt as to the objectivity of the board towards evaluating the performance of senior executives. Therefore, we will generally vote in favor of proposals to separate the two positions. However, companies may have governance structures in place that can satisfactorily counterbalance a combined position. Furthermore, for companies with smaller market capitalizations separate positions may not be practical. We will vote against proposals which require the position of chairman to be held by an independent director.

      20.   Separating Auditors and Consultants                     Case-by-Case

      We believe that a company serves its shareholders' interest by avoiding potential conflicts of interest that might interfere with an auditor's independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these these concerns by prohibiting certain services by a company's independent auditors and requiring additional disclosure of others services. Alliance Capital will evaluate on a case-by-case basis proposals that go beyond the SEC rules by prohibiting auditors from performing other non-audit services or calling for the Board to adopt a policy to ensure auditor independence. We will take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor.

      21.   Limit Term of Directorship                                   Against

      Such proposals limit the term a director may serve on a Board to a set number of years. Proponents believe that this will enable new ideas to be introduced to the company. Opponents argue that director turnover increases the instability of the Board. Alliance Capital believes that a director's qualifications, not length of service, should be the only factor considered.

1     22.   Stock Ownership Requirement                                  Against

      These proposals require directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the Board. Alliance Capital does not believe stock ownership is necessary to align the interests of directors and shareholders. Accordingly, we will oppose these proposals.

      23.   Pay Directors Only in Stock                                  Against

      Alliance Capital does not believe that share ownership is the only way for a director to align his or her interests with those of the shareholders. Further, we believe that management should be given latitude in determining the mix and types of compensation it offers its directors. Accordingly, we will oppose these proposals.

      214.  Require Two Candidates for Each Board Seat                   Against

      Alliance Capital believes that proposals such as these are detrimental to a company's ability to attract highly qualified candidates. Accordingly, we will oppose these proposals.

      225.  Rotation of Locale for Annual Meeting                        Against

      Proponents contend that the site of the annual meeting should be moved each year to a different locale in order to allow as many shareholders as possible to attend the annual meeting. Alliance Capital believes the location of a company's annual meeting is best left to the discretion of


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


            management, unless there is evidence that the location of previous meetings was specifically chosen with the intention of making it more difficult for shareholders to participate in the meeting.

            B.    SOCIAL RESPONSIBILITY, ENVIRONMENTAL AND POLITICAL ISSUES

            1. Introduction

            These types of shareholder proposals often raise controversial issues and may have both a financial and non-financial impact on the company. Accordingly, except as noted below Alliance Capital will assess these proposals on a case-by-case basis.

            We recognize that the effect of certain polices on a company may be difficult to quantify, but nevertheless they do affect the company's long term performance. Long term value creation is our overriding concern in these matters. We therefore consider the impact of these proposals on the future earnings of the company. Alliance Capital will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value. Set forth below are recent examples of issues that we may be required to address.

            2.    SOCIAL ISSUES

                  a.    Tobacco

            There is perhaps no issue more controversial than tobacco, due to the increased negative media attention and heightened concern not only of doctors and smokers, but of nonsmokers, politicians, public health and child welfare advocates. With this backdrop, tobacco companies and even non-tobacco companies with ties to the industry have seen a marked increase in proposals seeking greater responsibility and social consciousness from management.

            Proposals relating to tobacco issues range from issuing warnings on the risks of environmental tobacco smoke and risks of smoking-related diseases, to linking executive compensation with reductions in teen smoking.

                  b.    Report on Workplace Diversity and/or Employment Policies

      Equal employment refers to the hiring and promotion of women, minorities and the handicapped in the work force. Resolutions generally ask companies to report progress in complying with affirmative action laws. Proponents of equal employment opportunity resolutions support additional reporting in order to sensitize companies to the issue and provide a measurement of performance in this area. We will give careful consideration to whatever policies are already in place at the company.

                  c.    Amend EEO Statement to                          For

                        Include a Reference to Sexual Orientation

            We will vote in favor of proposals requiring a company to amend its Equal Opportunity Employment policies to specifically reference sexual orientation.

                  cd.   Sweatshops

      These proposals ask companies to issue reports on their corporate standards for doing business abroad and to adopt mechanisms for ensuring vendor compliance with these standards. The standards include policies to ensure that workers are paid sustainable living wages, and to ensure that children are not used as forced labor. We will give careful consideration to whatever policies are already in place at the company.


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


                  de.   Animal Testing

            These proposals ask companies to reduce reliance on animal tests for consumer product safety. Proponents of the resolutions argue that animals are needlessly being subjected to painful tests, and that companies should be required to disclose information on the numbers of animals tested, the types of animals used and the types of tests performed. Opponents, on the other hand, argue that the disclosure requirements of the U.S. Department of Agriculture are sufficient and that some testing is still necessary to avoid product liability suits.

                  f     Genetically Altered or Engineered Food

            These proposals seek to require companies to label genetically modified organisms in a company's products or in some cases completely eliminate their use. Proponents argue that such measures should be required due to the possible health and safety issues surrounding the use of such products. Opponents point out that the use of such products help improve crop productivity, there is no evidence that such products pose a safety hazard and that implementing such proposals that could have immediate negative economic effects on the company.

                  fg.   Plant Closings

            These proposals ask companies to create or expand programs to relocate workers displaced by a plant closing. Supporters of plant closing resolutions argue management should be more sensitive to employees both during the decision on closing a plant and in efforts at relocation. Companies generally respond that they already have programs to accommodate displaced workers. In addition, federal law now requires 60 days' advance notice of a major plant closing or layoff and a number of states also have applicable regulations.

                  hg.   Bank Lending in Developing Countries

      These shareholder proposals call on banks to change their lending policies in order to benefit social peace, economic growth and endangered natural resources in developing countries. Supporters of these resolutions ask banks to forgive some of the loans because most U.S. banks have already increased their loan-loss reserves to cover possible losses, and that this is already reflected in the stock price. Opponents argue that banks cannot become charitable institutions, and that to forgive debt would simply exacerbate and prolong basic structural economic problems among the debtor countries.

                  i     Pharmaceutical Pricing

            Proposals such as these seek to require a company to implement pricing restraints to make prescription drugs more affordable, both domestically and in third-world countries. Proponents argue that drug prices in the United States, considered to be among the highest in the world, make adequate medical care inaccessible to those other than the most affluent. Critics of such proposals argue that artificial price controls would reduce revenues, deter investors and ultimately reduce funds available for future research and development.

            3.    ENVIRONMENTAL ISSUES

            Environmentalists have launched nationwide campaigns over the past three decades in an effort to preserve and protect the natural resources of the United States. Greater emphasis is being placed on the responsibility of industry to preserve these natural resources by modifying or eliminating ecologically destructive activities. Increasingly, corporations are asked to be more responsive to environmental concerns.

                  a.    The CERES Principles


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


      Many environmental proposals include a recommendation that companies adopt and report their compliance with the Coalition of Environmentally Responsible Economies (the "CERES" Principles). The CERES Principles are a set of ten principles committing the company to environmental improvement. Proponents argue that endorsement of the CERES principles gives a company greater public credibility than standards created by industry or government regulation alone. Companies argue that implementing the CERES Principles only duplicates their current environmental policies and is an additional cost to the company.

                  b.       Nuclear Waste Disposal

      These resolutions ask companies to allocate a portion of the cost of building nuclear power plants for research into nuclear waste disposal. Proponents argue that, because the life span of certain waste byproducts exceeds current containment capabilities, the industry should begin concentrating on waste management and disposal. While opponents acknowledge the need for research, they contend that the problem is overstated, and that some suggested containment programs are unnecessarily expensive.

            4.    POLITICAL ISSUES

                  a.    Implement the MacBride Principles in Northern Ireland

            The MacBride Principles aim to fight discriminatory anti-Catholic employment practices in the British state of Northern Ireland. The Principles encourage U.S. companies to actively recruit Catholic employees and where possible groom them for management responsibilities. Companies are also asked to ensure job security for their Catholic employees and to abolish the use of inflammatory religious emblems.

      Supporters argue that the Macbride Principles effectively address Northern Ireland's inequalities in employment (in Northern Ireland, unemployment among Catholic men is twice as high as among Protestant men). Opponents contend that the adoption of the MacBride Principles is itself a form of reverse discrimination, which may violate British law. The British government is concerned that adoption may increase the "hassle factor" of doing business in the economically troubled area, as well as reduce the attractiveness of investments.

                  b. Reports on Corporate and Subcontractor Operations in Northern Ireland

      These proposals request that corporate Boards submit a report to shareholders outlining the company's, or its subcontractors', labor practices in Northern Ireland. Supporters argue that such proposals could encourage fair labor practices within Northern Ireland, and provide a means for companies to align their worldwide stance on employment with the position they hold in America. Opponents contend that current anti-discrimination regulation is sufficient and that providing one more report (which some companies consider a burdensome task) will do little to alleviate Northern Ireland's religious tensions.

                  c.    Military Issues

      These proposals ask companies involved in military production to report on future plans and to diversify or convert to the production of civilian goods and services. Opponents of these resolutions are concerned that conversion is not economically rational, and view the proposals as intrusions into management's decision-making prerogative. Opponents also point to the imperative of a strong defense as reason enough to continue military production.

                  d.    Reporting Political/Charitable Contributions

      These shareholder resolutions typically ask for greater disclosure of charitable and political contributions. By requiring reports to shareholders, proponents of these shareholder resolutions contend investors can help police wrongdoings in the political system. Critics of these proposals contend that reformers overstate the problem and that a company should play an active role in expressing its opinion about relevant legislation.

      Shareholder proposals relating to charitable contributions often seek to require companies to report on or restrict charitable contributions. Proponents of such proposals argue that charitable contributions are an inappropriate use of company assets since the purpose of any corporation is to make a profit. Opponents argue that charitable contributions are a useful means for a company to create goodwill. They believe management is in the best position to determine which charities are deserving and are against proposals that seek to promote the special interests of a particular shareholder.

III.  Proxy Voting Guideline Summary

I.  Management Proposals

A.  Business Financial Issues

          Issue                                                             For      Against    Case-by-Case    Abstain
          -----                                                             ---      -------    ------------    -------
1.        Election of Directors                                              X

2.        Voting for Nominees in a Contested Election                                                 X

3.        Appointment of Auditors                                            X

24.       Appointment of AuditorsIncrease Authorized Common Stock            X                        X

3.5.      Increase Authorized Common StockChanges in Board Structure         X                        X
          and Amending the Articles of Incorporation

4.6.      Authorize Share RepurchaseCorporate Restructurings, Merger         X                        X
          Proposals and Spin-offs

5.        Changes in Board Structure and Amending the Articles of            X          X
7.        Incorporation Considering Non-Financial Effects of a Merger
          Proposal

6.8.      Corporate Restructurings, Merger Proposals and                                            X  X
          Spin-offsDirector Liability and Indemnification

7.9.      Considering Non-Financial Effects of a Merger ProposalStock                   X             X
          Option Plans

8.10.     Director Liability and IndemnificationStock Splits                                        X  X

9.        Stock Option Plans                                                                          X

10.       Stock Splits                                                                                X

B. Anti-Takeover Issues

          Issue                                                             For      Against    Case-by-Case    Abstain
          -----                                                             ---      -------    ------------    -------
1.        Blank Check Preferred Stock                                                   X

2.        Classified Boards                                                             X

3.        Fair Price Provisions                                                                       X

4.        Limiting a Shareholder's Right to Call Special Meetings                       X

5.        Limiting a Shareholder's Right to Act by Written Consent                      X

6.        Supermajority Vote Requirements                                               X

7.        Reincorporation                                                                             X

8.        Issuance of Stock with Unequal Voting Rights                                  X

9.        Elimination of Preemptive Rights                                                            X

10.       Other Business                                                                X

II.  Shareholder. Shareholder Proposals

A.  Corporate Governance Issues

          Issue                                                              For     Against    Case-by-Case    Abstain
          -----                                                              ---     -------    ------------    -------
1.        Submit a Shareholder Rights Plan to a Shareholder r VoteVote        X

2.        Implement Confidential Voting                                       X

3.        Adopt Cumulative Voting                                                       X

4.        Anti-Greenmail Proposal                                             X

          Issue                                                              For     Against    Case-by-Case    Abstain
          -----                                                              ---     -------    ------------    -------
5.        Opt out of State Anti-takeover law                                                          X

6.        Equal Access to Proxy                                               X

7.7.      Open Access to ProxySubmit Severance Plans (Golden                  X                       X
          Parachutes)
          to a Shareholder Vote

8.        Submit Severance Plans (Golden Parachutes) and/or                             X
          Employment Agreements to a Shareholder Vote Prior to being
          Negotiated by Management

8.9.      Submit Severance Plans (Golden Parachutes)                          X                       X
          to a Shareholder Vote Disclose and/or Limit Executive
          and Director Pay

9.10.     Submit Severance Plans (Golden Parachutes) and/or                             X             X
          Employment Agreements to a Shareholder Vote Prior to being
          Negotiated by ManagementPerformance Based Stock Option Plans

10.11.    Disclose and/or Limit Executive and Director PaySubmit              X                       X
          Option Repricing to a Shareholder Vote

11.12.    Limit Executive PayExpensing Stock Options                          X         X

12.13.    Performance Based Stock Option PlansExclude Pension Income          X                       X
          from Performance Based Compensation

13.14.    Mandatory Holding PeriodsMajority of Independent Directors          X         X

14.15.    Submit Option Reprising to a Shareholder VoteMajority of          X  X
          Independent Directors on Key Committees

15.16.    Expensing Stock OptionsSeparate Chairman and CEO                  X  X

16.17.    Exclude Pension Income from Performance Based                       X                       X
          CompensationSeparating Auditors and Consultants

17.18.    Majority of Independent DirectorsLimit Term of Directorships        X         X

18.19.    Majority of Independent Directors on Key CommitteesStock            X         X
          Ownership Requirement

19.20.    Separate Chairman and CEOPay Directors Only in Stock                X         X

20.21.    Separating Auditors and ConsultantsRequire Two Candidates                     X             X
          for Each Board Seat

21.22.    Limit Term of DirectorshipsRotation of Locale for Annual                    X  X
          Meeting

22.       Stock Ownership Requirement                                                   X

23.       Pay Directors Only in Stock                                                   X

24.       Require Two Candidates for Each Board Seat                                    X

25.       Rotation of Locale for Annual Meeting                                         X

B.    Social, Environmental and Political Issues:

      Except as noted below, Alliance votes on these proposals on a case-by-case basis. Alliance will vote against shareholder proposals that will cause the company to incur excessive or unnecessary expenses and may abstain from shareholder proposals that are unlikely to have any economic effect on company's business or financial conditions.

                                                                            For      Against    Case-by-Case    Abstain
                                                                            ---      -------    ------------    -------
  1         Amend EEO Statement to Include a Reference to Sexual
            Orientation                                                     [ ]

[ALLIANCE CAPITAL LOGO]            [BERNSTEIN LOGO](R) | INVESTMENT RESEARCH AND
                                                       | MANAGEMENT

--------------------------------------------------------------------------------
                   Proxy Voting Conflict of Interest Form8
--------------------------------------------------------------------------------

      o   ---------------------------------------------------------

Name of   ---------------------------------------------------------  Security:

                                -------------------
Date of Shareholder Meeting:           / /
                                -------------------

                                     -------------------------------------------
Short description of the conflict
(client, mutual fund distributor,
etc):
                                     -------------------------------------------

1. Is our proposed vote on all issues consistent with our stated proxy voting policy?

            [ ] Yes        [ ] No

            If yes, stop here and sign below as no further review is necessary. If no, please attach any documentation supporting the proxy voting decision.

2. List the issue(s) where our proposed vote is contrary to our stated policy (director election, cumulative voting, equity compensation plan, etc):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3. Describe any substantive contact with any interested outside party and the proxy voting committee or an Alliance investment professional that was material to our voting decision? Please include date, attendees, titles, organization they represent and topics discussed. If there was no such contact, write "None" below:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------
8 These forms must be retained. Pursuant to Rule 204-2, all documents prepared by the adviser material to the voting decisions of the above referenced records must be kept in an easily accessible place for a period of not less than five years form the end of the fiscal year during which the last entry was made on such record, the first to years in an appropriate office of the investment advisor.

4.    Is our proposed vote is contrary to our client's position?

            [ ] Yes        [ ] No

            If yes, stop here and sign below as no further review is necessary.

5. Is our proposed vote consistent with the views of Institutional Shareholder Services?

            [ ] Yes        [ ] No

            If yes, stop here and sign below as no further review is necessary.

      If No:

      Has the Independent Mutual Fund Compliance Officer determined whether the proposed vote is reasonable (by signing this form)?

            [ ] Yes        [ ] No

      If No, please explain and indicate what action has been, or will be taken:

         -----------------------------------------------

Prepared -----------------------------------------------   by:
       -------------------
              / /            Date:
       -------------------

Independent Compliance Officer Approval (if necessary. Email approval is acceptable.):

I hereby confirm that the proxy voting decision referenced on this form is reasonable.

-----------------------------------------------

-----------------------------------------------
                                                 Phillip Kirstein

Independent Mutual Fund Compliance Officer
       -------------------
              / /            Date:
       -------------------

      Please return this completed form and all supporting documentation to Andrew Murphy in the Legal and Compliance Department and keep a copy for your records.

APPENDIX H

NWQ, PROXY VOTING POLICY

                     NWQ INVESTMENT MANAGEMENT COMPANY, LLC

                      PROXY VOTING POLICIES AND PROCEDURES

1. Application; General Principles

      1.1 These Proxy Voting Policies and Procedures apply to securities held in client accounts as to which NWQ Investment Management Company, LLC ("WQ") has voting authority, directly or indirectly. Indirect voting authority exists where NWQ's voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.

      1.2 NWQ shall vote proxies in respect of securities owned by or on behalf of a client in the client's best interests and without regard to the interests of NWQ or any other client of NWQ.

2. Voting; Procedures

      2.1 To provide centralized management of the proxy voting process, NWQ shall establish a Proxy Voting Committee.

            2.1.1 The Proxy Voting Committee shall be comprised of at least the following persons: one senior portfolio manager and the Compliance Director.

            2.1.2 The Proxy Voting Committee shall:

                  - supervise the proxy voting process, including the identification of material conflicts of interest involving NWQ and the proxy voting process in respect of securities owned by or on behalf of such clients;

                  - determine how to vote proxies relating to issues not covered by these Policies and Procedures; and

                  - determine when NWQ may deviate from these Policies and Procedures.

      2.2 Unless the Proxy Voting Committee otherwise determines (and documents the basis for its decision) or as otherwise provided below, the Proxy Voting Committee shall cause proxies to be voted in a manner consistent with the proxy voting guidelines established by Institutional Shareholder Services, Inc.(SM) ("ISS Guidelines") or with the AFL-CIO Guidelines if selected by the client in writing, attached respectively as Exhibits A and B hereto and incorporated herein by reference, (hereafter both the ISS Guidelines and AFL-CIO Guidelines are together referred to as "Voting Guidelines").

            2.2.1 Where any material conflict of interest has been identified and the matter is covered by the Voting Guidelines, the Proxy Voting Committee shall cause proxies to be voted in accordance with the Voting Guidelines.

            2.2.2 For clients that are registered investment companies ("Funds"), where a material conflict of interest has been identified and the matter is not covered by the ISS Guidelines, NWQ shall disclose the conflict and the Proxy Voting Committee's determination of the manner in which to vote to the Fund's Board or its designated committee. The Proxy Voting Committee's determination shall take into account only the interests of the Fund, and the Proxy Voting Committee shall document the basis for the decision and furnish the documentation to the Fund's Board or its designated committee.


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


            2.2.3 For clients other than Funds, where a material conflict of interest has been identified and the matter is not covered by the Voting Guidelines, the Proxy Voting Committee shall disclose the conflict to the client and advise the client that its securities will be voted only upon the client's written direction.

            2.3 NWQ may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its clients' overall best interests not to vote. Such determination may apply in respect of all client holdings of the securities or only certain specified clients, as NWQ deems appropriate under the circumstances.

            2.31 Generally, NWQ does not intend to vote proxies associated with the securities of any issuer if as a result of voting, subsequent purchases or sales of such securities would be blocked. However, NWQ may decide, on an individual security basis, that it is in the best interests of its clients for NWQ to vote the proxy associated with such a security, taking into account the loss of liquidity.

            2.32 To the extent that NWQ receives proxies for securities that are transferred into a client's portfolio that were not recommended or selected by NWQ and are sold or expected to be sold promptly in an orderly manner ("legacy securities"), NWQ will generally refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities would not further NWQ's interest in maximizing the value of client investments. NWQ may consider an institutional client's special request to vote a legacy security proxy, and if agreed would vote such proxy in accordance with the guidelines below.

            2.33 In addition, the Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or, (b) in its judgment, the expense and administrative inconvenience outweighs the benefits to clients of voting the securities.

3. Conflicts of Interest

      3.1 Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of these Policies and Procedures:

            3.1.1 The issuer is a client of NWQ.

            3.1.2 The issuer is an entity in which a member of the Executive Committee or Proxy Committee of NWQ or a relative(1) of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $1,000 from the issuer during NWQ's last three fiscal years, other than the receipt of interest, dividends, capital gains or proceeds from an insurance company for a claim.

            3.1.3 The matter under consideration could reasonably be expected to result in a financial benefit to NWQ of at least $10,000 through the end of NWQ's next two full fiscal years (for example, a vote to increase an investment advisory fee for a mutual fund advised by NWQ or an affiliate).

            3.1.4 Another client or prospective client of NWQ, directly or indirectly, conditions future engagement of NWQ on voting proxies in respect of any client's securities on a particular matter in a particular way.

            3.1.5 Any other circumstance where NWQ's duty to serve its clients' interests, typically referred to as its "duty of loyalty," could be compromised.

            3.1.6 Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of these Policies and Procedures in respect of a specific vote or circumstance if the matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

------------
(1) For the purposes of these Guidelines, "relative" includes the following family members: spouse, minor children or stepchildren.

            3.1.7 Notwithstanding the foregoing, in its process of determining whether there are material conflicts of interest, NWQ does not consider information about the business arrangements of its affiliates or their officers and directors.

4. Recordkeeping and Retention

      4.1 NWQ shall retain records relating to the voting of proxies, including:

      4.1.1 Copies of these Policies and Procedures and any amendments thereto.

            4.1.2 A copy of each proxy ballot and proxy statement filed by the issuer with the Securities and Exchange Commission ("Proxy Statement") that NWQ receives regarding client securities.

            4.1.3 Records of each vote cast by NWQ on behalf of clients; these records may be maintained on an aggregate basis.

            4.1.4 A copy of any documents created by NWQ that were material to making a decision on how to vote or that memorializes the basis for that decision.

            4.1.5 A copy of each written request for information on how NWQ voted proxies on behalf of the client, and a copy of any written response by NWQ to any (oral or written) request for information on how NWQ voted.

      4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of NWQ's fiscal year during which the last entry was made in the records, the first two years in an appropriate office of NWQ.

      4.3 NWQ may rely on Proxy Statements filed on the SEC's EDGAR system or on Proxy Statements and records of votes cast by NWQ maintained by a third party, such as a proxy voting service. Adopted: June 24, 2003

                                    EXHIBIT A

                       ISS PROXY VOTING GUIDELINES SUMMARY

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

      - An auditor has a financial interest in or association with the company, and is therefore not independent

      -     Fees for non-audit services are excessive, or

      - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.


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2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

      - Attend less than 75 percent of the board and committee meetings without a valid excuse

      -     Implement or renew a dead-hand or modified dead-hand poison pill

      - Ignore a shareholder proposal that is approved by a majority of the shares outstanding

      - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

      - Failed to act on takeover offers where the majority of the shareholders tendered their shares

      - Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

      - Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

      - Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.


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Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

      - The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

      -     Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board. Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

      - Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

      -     Majority of independent directors on board

      -     All-independent key committees

      -     Committee chairpersons nominated by the independent directors

      - CEO performance reviewed annually by a committee of outside directors


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      -     Established governance guidelines

      -     Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

      - Long-term financial performance of the target company relative to its industry; management's track record

      -     Background to the proxy contest

      -     Qualifications of director nominees (both slates)

      - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES


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ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

      -     Purchase price

      -     Fairness opinion

      -     Financial and strategic benefits

      -     How the deal was negotiated

      -     Conflicts of interest


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      -     Other alternatives for the business

      -     Noncompletion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Impact on the balance sheet/working capital

      -     Potential elimination of diseconomies

      -     Anticipated financial and operating benefits

      -     Anticipated use of funds

      -     Value received for the asset

      -     Fairness opinion

      -     How the deal was negotiated

      -     Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

      -     Dilution to existing shareholders' position

      -     Terms of the offer

      -     Financial issues

      -     Management's efforts to pursue other alternatives


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      -     Control issues

      -     Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

      -     The reasons for the change

      -     Any financial or tax benefits

      -     Regulatory benefits

      -     Increases in capital structure

      -     Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

      - Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

      -     Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:


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      -     Prospects of the combined company, anticipated financial and operating benefits

      -     Offer price

      -     Fairness opinion

      -     How the deal was negotiated

      -     Changes in corporate governance

      -     Change in the capital structure

      -     Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPIN-OFFS

Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:

      -     Tax and regulatory advantages

      -     Planned use of the sale proceeds

      -     Valuation of spin-off

      -     Fairness opinion

      -     Benefits to the parent company

      -     Conflicts of interest

      -     Managerial incentives

      -     Corporate governance changes

      -     Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION


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CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).


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7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

      - It is intended for financing purposes with minimal or no dilution to current shareholders

      - It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION


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Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spin-off.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

      - Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

      -     Cash compensation, and


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      -     Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

      -     Historic trading patterns

      -     Rationale for the repricing

      -     Value-for-value exchange

      -     Option vesting

      -     Term of the option

      -     Exercise price

      -     Participation.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

      -     Purchase price is at least 85 percent of fair market value

      -     Offering period is 27 months or less, and

      -     Potential voting power dilution (VPD) is ten percent or less.


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Vote AGAINST employee stock purchase plans where any of the following apply:

      -     Purchase price is less than 85 percent of fair market value, or

      -     Offering period is greater than 27 months, or

      -     VPD is greater than ten percent

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING


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Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:

      -     Whether the proposal mandates that all awards be performance-based

      - Whether the proposal extends beyond executive awards to those of lower-ranking employees

      - Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

      - The parachute should be less attractive than an ongoing employment opportunity with the firm

      -     The triggering mechanism should be beyond the control of management

      - The amount should not exceed three times base salary plus guaranteed benefits

9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

      - The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

      - The availability and feasibility of alternatives to animal testing to ensure product safety, and

      -     The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

      - The company has already published a set of animal welfare standards and monitors compliance

      - The company's standards are comparable to or better than those of peer firms, and

      - There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:


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      -     Whether the proposal focuses on a specific drug and region

      - Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

      - The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

      -     Whether the company already limits price increases of its products

      - Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

      -     The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

      -     The costs and feasibility of labeling and/or phasing out

      - The nature of the company's business and the proportion of it affected by the proposal

      - The proportion of company sales in markets requiring labeling or GMO-free products

      -     The extent that peer companies label or have eliminated GMOs

      - Competitive benefits, such as expected increases in consumer demand for the company's products

      - The risks of misleading consumers without federally mandated, standardized labeling

      -     Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs -- an issue better left to federal regulators -- which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

      - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

      -     The extent that peer companies have eliminated GMOs

      - The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

      - Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs


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      -     The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

      - Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

      - Whether the company has adequately disclosed the financial risks of its subprime business

      - Whether the company has been subject to violations of lending laws or serious lending controversies

      -     Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors: Second-hand smoke:

      - Whether the company complies with all local ordinances and regulations

      - The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

      -     The risk of any health-related liabilities.

Advertising to youth:

      - Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

      - Whether the company has gone as far as peers in restricting advertising

      - Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

      - Whether restrictions on marketing to youth extend to foreign countries

CEASE PRODUCTION OF TOBACCO-RELATED PRODUCTS OR AVOID SELLING PRODUCTS TO TOBACCO COMPANIES:

      -     The percentage of the company's business affected


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      -     The economic loss of eliminating the business versus any potential tobacco-related liabilities.

SPIN-OFF TOBACCO-RELATED BUSINESSES:

      -     The percentage of the company's business affected

      -     The feasibility of a spin-off

      - Potential future liabilities related to the company's tobacco business.

STRONGER PRODUCT WARNINGS:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

INVESTMENT IN TOBACCO STOCKS:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

      -     Whether there are publicly available environmental impact reports;

      - Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

      -     The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

      - The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

      - The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

      - Environmentally conscious practices of peer companies, including endorsement of CERES

      -     Costs of membership and implementation.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING


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Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

      -     The company's level of disclosure lags that of its competitors, or

      - The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

      - The nature of the company's business and the percentage affected o The extent that peer companies are recycling

      -     The timetable prescribed by the proposal

      -     The costs and methods of implementation

      - Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

      -     The nature of the company's business and the percentage affected

      - The extent that peer companies are switching from fossil fuels to cleaner sources

      -     The timetable and specific action prescribed by the proposal

      -     The costs of implementation

      -     The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

      -     The relevance of the issue to be linked to pay

      - The degree that social performance is already included in the company's pay structure and disclosed

      - The degree that social performance is used by peer companies in setting pay


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      -     Violations or complaints filed against the company relating to the particular social performance measure

      - Artificial limits sought by the proposal, such as freezing or capping executive pay

      -     Independence of the compensation committee

      -     Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

      - The company is in compliance with laws governing corporate political activities, and

      - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
            (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

      - There are serious controversies surrounding the company's China operations, and

      - The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

      -     The nature and amount of company business in that country

      -     The company's workplace code of conduct

      -     Proprietary and confidential information involved


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      -     Company compliance with U.S. regulations on investing in the country

      -     Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

      - The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

      - Agreements with foreign suppliers to meet certain workplace standards

      -     Whether company and vendor facilities are monitored and how

      -     Company participation in fair labor organizations

      -     Type of business

      -     Proportion of business conducted overseas

      -     Countries of operation with known human rights abuses

      - Whether the company has been recently involved in significant labor and human rights controversies or violations

      -     Peer company standards and practices

      -     Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

      - The company does not operate in countries with significant human rights violations

      - The company has no recent human rights controversies or violations, or

      - The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

      -     Company compliance with or violations of the Fair Employment Act of
            1989

      - Company antidiscrimination policies that already exceed the legal requirements

      -     The cost and feasibility of adopting all nine principles

      - The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

      -     The potential for charges of reverse discrimination


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


      - The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

      -     The level of the company's investment in Northern Ireland

      -     The number of company employees in Northern Ireland

      -     The degree that industry peers have adopted the MacBride Principles

      - Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

      -     Whether the company has in the past manufactured landmine components

      -     Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

      -     What weapons classifications the proponent views as cluster bombs

      - Whether the company currently or in the past has manufactured cluster bombs or their components

      -     The percentage of revenue derived from cluster bomb manufacture

      -     Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

      -     The information is already publicly available or

      -     The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY


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BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

      - The board composition is reasonably inclusive in relation to companies of similar size and business or

      - The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

      -     The degree of board diversity

      -     Comparison with peer companies

      -     Established process for improving board diversity

      -     Existence of nominating committee

      -     Use of outside search firm

      -     History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

      -     The company has well-documented equal opportunity programs

      - The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

      -     The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

      - The composition of senior management and the board is fairly inclusive

      - The company has well-documented programs addressing diversity initiatives and leadership development

      - The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

      - The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION


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Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

      - Whether the company's EEO policy is already in compliance with federal, state and local laws

      - Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

      -     The industry norm for including sexual orientation in EEO statements

      - Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES ELECTION OF DIRECTORS

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

      -     Board structure

      -     Director independence and qualifications

      -     Attendance at board and committee meetings.

Votes should be withheld from directors who:

      - Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

      - Ignore a shareholder proposal that is approved by a majority of shares outstanding

      - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

      - Are interested directors and sit on the audit or nominating committee, or

      - Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

      -     Past performance as a closed-end fund

      -     Market in which the fund invests

      -     Measures taken by the board to address the discount

      -     Past shareholder activism, board activity


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


      -     Votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Past performance relative to its peers

      -     Market in which fund invests

      -     Measures taken by the board to address the issues

      - Past shareholder activism, board activity, and votes on related proposals

      -     Strategy of the incumbents versus the dissidents

      -     Independence of directors

      -     Experience and skills of director candidates

      -     Governance profile of the company

      -     Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Proposed and current fee schedules

      -     Fund category/investment objective

      -     Performance benchmarks

      -     Share price performance compared to peers

      -     Resulting fees relative to peers

      -     Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Stated specific financing purpose

      -     Possible dilution for common shares

      -     Whether the shares can be used for antitakeover purposes.


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


1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Potential competitiveness

      -     Regulatory developments

      -     Current and potential returns

      -     Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

      -     The fund's target investments

      -     The reasons given by the fund for the change

      -     The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Political/economic changes in the target market

      -     Consolidation in the target market

      -     Current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Potential competitiveness

      -     Current and potential returns

      -     Risk of concentration

      -     Consolidation in target industry


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


DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

      -     Strategies employed to salvage the company

      -     The fund's past performance

      -     Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     The degree of change implied by the proposal

      -     The efficiencies that could result

      -     The state of incorporation

      -     Regulatory standards and implications.

Vote AGAINST any of the following changes:

      - Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

      - Removal of shareholder approval requirement for amendments to the new declaration of trust

      - Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

      - Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

      - Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

      - Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND'S DOMICILE

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

      -     Regulations of both states

      -     Required fundamental policies of both states

      -     Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.


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


DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

      -     Fees charged to comparably sized funds with similar objectives

      -     The proposed distributor's reputation and past performance

      -     The competitiveness of the fund in the industry

      -     Terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

      -     Resulting fee structure

      -     Performance of both funds

      -     Continuity of management personnel

      - Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

      -     Performance of the fund's NAV

      -     The fund's history of shareholder relations

      -     The performance of other funds under the advisor's management.


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


                                    EXHIBIT B

                           Proxy Voter Services (PVS)

                 U.S. PROXY VOTING POLICY STATEMENT & GUIDELINES

                            U.S. Proxy Voting Policy
                            Statement and Guidelines

a) Fifth Edition, January 2003

Copyright (C) 2003 by Proxy Voter Services (PVS), a division of Institutional Shareholder Services (ISS Inc.) Persons receiving this Exhibit B are requested not to disseminate it to any third party.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher.

Requests for permission to make copies of any part of this work should be sent to:

                            PROXY VOTER SERVICES/ISS
                          2099 GAITHER ROAD, SUITE 501
                            ROCKVILLE, MD 20850-4045


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


                                TABLE OF CONTENTS

POLICY STATEMENT AND GUIDELINES
BOARD OF DIRECTORS
PROXY CONTEST DEFENSES
AUDITORS
MERGERS AND ACQUISITIONS
SHAREHOLDER RIGHTS
CAPITAL STRUCTURE
EXECUTIVE AND DIRECTOR COMPENSATION
STATE OF INCORPORATION
CORPORATE RESPONSIBILITY & ACCOUNTABILITY
SOCIAL ENVIRONMENTAL AND SUSTAINABLE ISSUES


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


                  PROXY VOTING POLICY STATEMENT AND GUIDELINES

This statement sets forth the proxy voting policy of Proxy Voter Services (PVS). The U.S. Department of Labor (DOL) has stated that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock and that trustees may delegate this duty to an investment manager. ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisor Act of 1940. PVS is a registered investment adviser under the Investment Advisor Act of 1940.

PVS shall vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. PVS shall not subordinate the interests of participants and beneficiaries to unrelated objectives. PVS shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. When proxies due to PVS's clients have not been received, PVS will make reasonable efforts to obtain missing proxies. PVS is not responsible for voting proxies it does not receive.

PVS shall analyze each proxy on a CASE-BY-CASE basis, informed by the guidelines elaborated below, subject to the requirement that all votes shall be cast solely in the long-term interest of the participants and beneficiaries of the plans. PVS does not intend for these guidelines to be exhaustive. Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, PVS's guidelines are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of the participants and beneficiaries of the plan. PVS shall revise its guidelines as events warrant.

PVS shall report annually to its clients on proxy votes cast on their behalf. These proxy voting reports will demonstrate PVS's compliance with its responsibilities and will facilitate clients' monitoring of PVS. A copy of this Proxy Voting Policy Statement and Guidelines is provided to each client at the time PVS is retained. PVS shall provide its clients with revised copies of this proxy voting policy statement and guidelines whenever significant revisions have been made.

                               BOARD OF DIRECTORS

Electing directors is the single most important stock ownership right that shareholders can exercise. By electing directors who share their views, shareholders can help to define performance standards against which management can be held accountable.

According to the Report of the National Association of Corporate Directors' Blue Ribbon Commission on Director Professionalism (1996): "The accepted governance paradigm is simple: management is accountable to the board and the board is accountable to shareholders... In the view of the Commission, the board does more than mechanically link those who manage the corporation and those who own it... Rather, as a surrogate for dispersed ownership, the board is at the very center of corporate governance itself."

PVS holds directors to a high standard when voting on their election, qualifications, and compensation. PVS will evaluate directors fairly and objectively, rewarding them for significant contributions and holding them ultimately accountable to shareholders for corporate performance. Institutional investors should use their voting rights in uncontested elections to influence financial performance and corporate strategies for achieving long term shareholder value.

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes concerning the entire board of directors are examined using the following five factors:

      - Poor long-term corporate performance record relative to its peer index and S&P 500;


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      -     Lack of majority of independent directors or independence of the full board and key board committees (fully independent audit, compensation, and nominating committees);

      -     Diversity of board;

      - Executive compensation related (excessive salaries/bonuses/pensions, history of repricing underwater stock options, imprudent use of company resources, misallocation of corporate assets, etc.); and

      - Failure of the board to properly respond to majority votes on shareholder proposals.

Votes on individual director nominees are made on a CASE-BY-CASE basis. Votes on individual directors are examined using the following eight factors:

      - Attendance of director nominees at board meetings of less than 75 percent in one year without valid reason or explanation;

      - Lack of independence on key board committees (i.e. audit, compensation, and nominating committees);

      - Failure to establish any key board committees (i.e. audit, compensation, or nominating);

      - Directors serving on an excessive number of other boards which could compromise their duties of care and loyalty;

      -     Chapter 7 bankruptcy, SEC violations, and criminal investigations;

      -     Interlocking directorships;

      - Performance of compensation committee members related to egregious executive compensation; and

      - Performance of audit committee members concerning excessive non-audit fees and the presence of auditor ratification upon the proxy ballot.

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Contested elections of directors frequently occur when a board candidate or "dissident slate" seeks election for the purpose of achieving a significant change in corporate policy or control of seats on the board. Competing slates will be evaluated on a CASE-BY-CASE basis with a number of considerations in mind. These include, but are not limited to, the following: personal qualifications of each candidate; the economic impact of the policies advanced by the dissident slate of nominees; and their expressed and demonstrated commitment to the interests of the shareholders of the company.

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis with the following seven factors in consideration:

      - Long-term financial performance of the target company relative to its industry;

      -     Management's historical track record;

      -     Background to the proxy contest;

      -     Qualifications of director nominees (both slates);


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


      - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals in these proposals are realistic, achievable, demonstrable and viable under the current conditions by which the company operates;

      -     Equity ownership positions; and

      -     Total impact on all stakeholders.

CEO SERVING AS CHAIRMAN

Arguments have been made that a smaller company and its shareholders can benefit from the full-time attention of a joint chairman and CEO. This may be so in select cases (and indeed, using a case-by-case review of circumstances, there may be worthy exceptions). But, even in these cases, it is our general view that a person should only serve in the position of joint CEO and chairman on a temporary basis. Once a company reaches a point of maturity, these positions should be separated. Clearly, the prevalence of joint CEO/chairman positions in boardrooms has stretched well beyond the small-cap universe of companies. Today, roughly 60 percent of companies in both the S&P 500 and Russell 3000 fall into this category.

We strongly believe that the potential for conflicts of interest in the board's supervisory and oversight duties trumps any possible corollary benefits that could ensue from a dual CEO/chairman scenario. Instead of having an ingrained quid pro quo situation whereby a company has a single leader overseeing both management and the boardroom, we believe that it is the board's implicit duty to assume an impartial and objective role in overseeing the executive team's overall performance. Shareholder interests are placed in jeopardy if the CEO of a company is required to report to a board that she/he also chairs. Inherent in the chairman's job description is the duty to assess the CEO's performance. This objectivity is obviously compromised when a chairman is in charge of evaluating her/his own performance. Moreover, the unification of chairman and CEO poses a direct threat to the smooth functioning of the entire board process since it is the ultimate responsibility of the chairman to set the agenda, facilitate discussion, and make sure that directors are given complete access to information in order to make informed decisions.

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company's business. Without doubt, there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders.(2) In the past, we have supported shareholder proposals calling to separate the positions of CEO and chairman. Our revised policy(3) is based upon this very principle and is merely an extension of this tenet of sound corporate governance.

      - Generally WITHHOLD votes from a CEO who is also serving in the role of chairman at the same company.

      - Generally support shareholder proposals calling for the separation of the CEO and chairman positions.

      - Generally support shareholder proposals calling for a non-executive director to serve as chairman who is not a former CEO or senior-level executive of the company.

INDEPENDENT DIRECTORS

PVS believes that a board independent from management is of vital importance to a company and its shareholders. Accordingly, PVS will cast votes in a manner that shall encourage the independence of boards. Independence will be evaluated based upon a number of factors, including: employment by the company or an affiliate in an executive capacity; past or current employment by a firm that is one of the company's paid advisors or consultants; personal services contract with the company; family relationships of an executive or director of the company; interlocks with other companies on which the company's


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chairman or chief executive officer is also a board member; and service with a non-profit that receives significant contributions from the company.

      - Generally support shareholder proposals that request that the board be comprised of a majority of independent directors.

      - Vote FOR shareholder proposals requesting that the key board committees (i.e. audit, compensation and/or nominating) include independent directors exclusively.

      -     Vote AGAINST boards with a majority insider board composition.

DIRECTOR DIVERSITY

We support gender and ethnic diversity as an important component of a company's board. Diversity brings different perspectives to a board that in turn leads to a more varied approach to board issues. We believe that increasing diversity in the boardroom to better reflect a company's workforce, customers, and community enhances shareholder value.

      - Support proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors.

      -     Support endorsement of a policy of board inclusiveness.

      - Support reporting to shareholders on a company's efforts to increase diversity on their boards.

(2) Recent notable bankruptcies with joint chairman/CEOs include: John Rigas at Adelphia, Ken Lay at Enron, Dennis Kozlowski at Tyco, and Linda Wachner at Warnaco.

(3) New PVS policy implemented October 1, 2002.

STOCK OWNERSHIP REQUIREMENTS

Corporate directors should own some amount of stock of the companies on which they serve as board members. Stock ownership is a simple method to align the interests of directors with company shareholders. Nevertheless, many highly qualified individuals such as academics and clergy who can offer valuable perspectives in board rooms may be unable to purchase individual shares of stock. In such a circumstance, the preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on the merits of each candidate.

      - Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director nominee or to remain on the board.

BOARD STRUCTURE

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. Annually elected boards provide the best governance system for accountability to shareholders. A classified board is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes. Under this system, only one class of nominees comes up to shareholder vote at the AGM each year.

As a consequence of these staggered terms, shareholders only have the opportunity to vote on a single director approximately once every three years. A classified board makes it difficult to change control of the board through a proxy contest since it would normally take two years to gain control of a majority of board seats. Under a classified board, the possibility of management entrenchment greatly increases.


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Many in management believe that staggered boards provide continuity. Some shareholders believe that in certain cases a staggered board can provide consistency and continuity in regard to decision-making and commitment that may be important to the long-term financial future of the company.

Nevertheless, empirical evidence suggests that staggered boards may not in all cases be in the shareholders best interests. A classified board can entrench management and effectively preclude most takeover bids or proxy contests.

      -     Vote AGAINST classified boards when the issue comes up for vote.

LIMIT TERM OF OFFICE

Those who support term limits argue that this requirement would bring new ideas and approaches on to a board. Here again we prefer to look at directors as individuals rather than impose a strict rule.

      - Generally vote AGAINST shareholder proposals to limit the tenure of outside directors.

CUMULATIVE VOTING

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Shareholders have the opportunity to elect a minority representative to a board through cumulative voting, thereby ensuring representation for all sizes of shareholders.

For example, if there is a company with a ten-member board and 500 shares outstanding -- the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate. Without cumulative voting, anyone controlling 51 percent of shares would control the election of all ten directors.

Shareholders need to have flexibility in supporting candidates for a company's board of directors. This is the only mechanism that minority shareholders can use to be represented on a company's board.

      - Vote AGAINST proposals to eliminate cumulative voting. o Vote FOR proposals to permit cumulative voting.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Management proposals typically seek shareholder approval to adopt an amendment to the company's charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence. While PVS recognizes that a company may have a more difficult time attracting and retaining directors if they are subject to personal monetary liability, PVS believes the great responsibility and authority of directors justifies holding them accountable for their actions.

Each proposal addressing director liability will be evaluated consistent with this philosophy. PVS may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but PVS may often oppose management proposals and support shareholder proposals in light of our philosophy of promoting director accountability.

      - Vote AGAINST proposals to limit or eliminate entirely director and officer liability in regards to: (i) breach of the director's fiduciary "duty of loyalty" to shareholders; (ii) acts or omissions not made in "good faith" or involving intentional misconduct or knowledge of violations under the law; (iii)


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            acts involving the unlawful purchases or redemptions of stock; (iv)
            payment of unlawful dividends; or (v) use of the position as director for receipt of improper personal benefits.

INDEMNIFICATION

Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense. PVS may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions they have already taken.

      - Vote AGAINST indemnification proposals that would expand individual coverage beyond ordinary legal expenses to also cover specific acts of negligence which exceed the standard of mere carelessness that is regularly covered in board fiduciary indemnification.

      - Vote FOR only those proposals which provide expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and (2) only if the director's legal expenses would be covered.

                             PROXY CONTEST DEFENSES

POISON PILLS

Shareholder rights plans, typically known as poison pills, take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company ("flip-in pill") and/or the potential acquirer ("flip-out pill") at a price far out of line with fair market value.

Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

      - Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

      - Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

      - Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

      - Votes should be WITHHELD from any board where a dead-hand poison pill provision is in place. From a shareholder perspective, there is no justification for a dead-hand provision. Directors of companies with these lethal protective devices should be held accountable.

GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.


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      -     Vote FOR proposals to adopt an anti-greenmail provision in their charter or bylaws that would thereby restrict a company's ability to make greenmail payments to certain shareholders.

      - Review on a CASE-BY-CASE basis all anti-greenmail proposals when they are presented as bundled items with other charter or bylaw amendments.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Shareholder ability to remove directors, with or without cause, is either prescribed by a state's business corporation law, individual company's articles of incorporation, or its corporate bylaws. Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

      - Vote AGAINST proposals that provide that directors may be removed only for cause.

      - Vote FOR proposals which seek to restore the authority of shareholders to remove directors with or without cause.

      - Vote AGAINST proposals that provide only continuing directors may elect replacements to fill board vacancies.

      - Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. PVS supports management proposals to fix the size of the board at a specific number, thus preventing management when facing a proxy context from increasing the board size without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

      -     Vote FOR proposals that seek to fix the size of the board.

      - Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.


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                                    AUDITORS

AUDITOR RATIFICATION

The ratification of auditors is an important component of good governance. The wave of recent accounting scandals at companies illuminate the need to ensure auditor independence in the face of selling consulting services to audit clients. At the Big Five (now Final Four) accounting firms, revenues from non-audit services grew from 13% of total revenues in 1981 to half of total revenue in 2000. A recent study of over 1,200 US companies in the S&P 500, Mid Cap, and Small Cap indices found that 72% of fees paid to auditors in 2002 were for non-audit services, exactly the same level as 2001. We believe that the ratio should be reversed, and that non-audit fees should make up no more one-quarter of all fees paid to the auditor so as to properly discourage even the appearance of any undue influence upon an auditor's objectivity.

As auditors are the backbone upon which a company's financial health is measured, auditor independence is absolutely essential for rendering objective opinions upon which investors then rely. When an auditor is paid excessive consulting fees in addition to fees paid for auditing, the company/auditor relationship is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor.

      - Vote FOR proposals to ratify auditors when the amount of audit fees is equal to or greater than three times the amount paid for consulting, unless: i) an auditor has a financial interest in or association with the company, and is therefore not independent; or
            ii) there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

      - Vote AGAINST proposals to ratify auditors when the amount of audit fees is less than three times greater than that for consulting fees.

      - WITHHOLD votes from Audit Committee members in cases where consulting fees exceed audit fees.

      - Generally support shareholder proposals to ensure auditor independence through measures such as mandatory auditor rotation (no less than every five years) or prohibiting companies from buying consulting services from their auditor.

                            MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

      -     Impact of the merger on shareholder value;

      - Anticipated financial and operating benefits realizable through combined synergies;

      -     Offer price (cost vs. premium).

      -     Financial viability of the combined companies as a single entity;

      - Was the deal put together in good faith? Were negotiations carried out at arm's length? Was any portion of the process tainted by possible conflicts of interest?;

      -     Fairness opinion (or lack thereof);

      - Changes in corporate governance and their impact on shareholder rights; and


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      -     Impact on community stakeholders and employees in both workforces.

FAIR PRICE PROVISIONS

Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises -- the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time, the acquirer states that once control has been obtained, the target's remaining shares will be purchased with cash, cash and securities, or only securities. Since the payment offered for the remaining stock is, by design, less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize the value of their shares. Standard fair price provisions require that -- absent of board or shareholder approval of the acquisition -- the bidder must pay the remaining shareholders the same price for their shares that brought control.

      - Vote FOR fair price proposals as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

      - Vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

CORPORATE RESTRUCTURING

Votes concerning corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales, are considered on a CASE-BY-CASE basis.

APPRAISAL RIGHTS

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal applies to mergers, sale of corporate assets, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

      - Vote FOR proposals to restore or provide shareholders with the right of appraisal.

SPIN-OFFS

Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

ASSET SALES

Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

LIQUIDATIONS

Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

CHANGING CORPORATE NAME

Vote FOR changing the corporate name in all instances if proposed and supported by management.


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                               SHAREHOLDER RIGHTS

CONFIDENTIAL VOTING

The confidential ballot ensures that voters are not subject to real or perceived coercion. In an open voting system, management can determine who has voted against its nominees or proposals before a final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain or would like to establish a business relationship.

      - Vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

      - Vote FOR management proposals to adopt confidential voting procedures.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with ten percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

      - Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

      - Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents, while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

      - Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

      - Vote FOR proposals to allow or make easier shareholder action by written consent.

EQUAL ACCESS

The process for electing directors can be improved since a company currently nominates for election only one candidate for each board seat, leaving shareholders with no practical choice in most director elections. Shareholders who oppose a candidate have no easy way to do so unless they are willing to undertake the considerable expense of running an independent candidate for the board. The current system is that of a truly limited democracy, whereby voters are not given a choice of multiple candidates for each directorship, but are only allowed to register their approval or disapproval of one candidate for each director's seat. The only way to register dissent about a given candidate is to withhold support from that nominee. Truly democratic director elections should offer a choice, thereby allowing a far healthier and more rigorous shareholder evaluation and debate about which specific nominees are best qualified. A more open and


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rigorous election process would give shareholders an actual choice and give them far greater say in choosing the directors most able to represent their interests.

- Vote FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

UNEQUAL VOTING RIGHTS

Incumbent managers are able to use unequal voting rights through the creation of a separate class of shares which have superior voting rights to the common shares of regular shareholders. This separate class of shares with disproportionate voting power allows management to concentrate its power and insulate itself from the wishes of the majority of shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization plan also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

      - Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

      - Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

Supermajority shareholder vote requirements for charter or bylaw amendments are often the result of "lock-in" votes, which are the votes required to repeal new provisions to the corporate charter. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

      - Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

      - Vote AGAINST management proposals seeking to lower supermajority shareholder vote requirements when they accompany management sponsored proposals to also change certain charter or bylaw amendments.

      - Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

      - Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

      - Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

REIMBURSE PROXY SOLICITATION EXPENSES


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Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.

                                CAPITAL STRUCTURE

The management of a corporation's capital structure involves a number of important issues including dividend policy, types of assets, opportunities for growth, ability to finance new projects internally, and the cost of obtaining additional capital. Many financing decisions have a significant impact on shareholder value, particularly when they involve the issuance of additional common stock, preferred stock, or debt.

COMMON STOCK AUTHORIZATION

State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, implementation of stock splits, or payment of stock dividends.

PVS supports management proposals requesting shareholder approval to increase authorized common stock when management provides persuasive justification for the increase. For example, PVS will support increases in authorized common stock to fund stock splits that are in shareholders' interests. PVS will evaluate on a CASE-BY-CASE basis on proposals when the company intends to use the additional stock to implement a poison pill or other takeover defense. PVS will evaluate the amount of additional stock requested in comparison to the requests of the company's peers as well as the company's articulated reason for the increase.

      - Review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

      - Vote AGAINST proposed common stock authorizations that increase the existing authorization by more than 50 percent unless a clear need for the excess shares is presented by the company.


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REVERSE STOCK SPLITS

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company's share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits can help maintain stock liquidity.

We will review management proposals to implement a reverse stock split on a CASE-BY-CASE basis, taking into account whether there is a corresponding proportional decrease in authorized shares. We will generally support a reverse stock split if management provides a reasonable justification for the split and reduces authorized shares accordingly. Without a corresponding decrease, a reverse stock split is effectively an increase in authorized shares by reducing the number of shares outstanding while leaving the number of authorized shares to be issued at the pre-split level.

BLANK CHECK PREFERRED AUTHORIZATION

Preferred stock is an equity security which has certain features similar to debt instruments -- such as fixed dividend payments and seniority of claims to common stock -- and usually carries little to no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion with voting, conversion, distribution, and other rights to be determined by the board at time of issue. Blank check preferred stock can be used for sound corporate purposes but can also be used as a device to thwart hostile takeovers without shareholder approval.

      - Vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

      - Review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend, distribution, and other rights.

      - Review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding, we will vote AGAINST the requested increase.

      - Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUST PAR VALUE OF COMMON STOCK

Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulatory industries such as banks and other legal requirements relating to the payment of dividends.

      - Vote FOR management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders' interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Both corporations and shareholders benefit when


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corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

      - Review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.


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DEBT RESTRUCTURING

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

      - Dilution: How much will ownership interests of existing shareholders be reduced and how extreme will dilution to any future earnings be?

      - Change in Control: Will the transaction result in a change-in-control of the company?

      - Bankruptcy: How real is the threat of bankruptcy? Is bankruptcy the main factor driving the debt restructuring? Would the restructuring result in severe loss to shareholder value?

      - Possible self-dealings: Generally approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

                       EXECUTIVE AND DIRECTOR COMPENSATION

STOCK OPTION PLANS

PVS supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. PVS supports stock options as a significant component of compensation. Stock option and other forms of compensation should be performance-based with an eye toward improving shareholder value. Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company -- and shareholders -- prosper together. Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not necessarily created. PVS will support option plans that provide legitimately challenging performance targets that serve to truly motivate executives in the pursuit of excellent performance. Likewise, we will oppose plans that offer unreasonable benefits to executives that are not available to any other shareholders.

PVS will consider whether the proposed plan is being offered at fair market value or at a discount; whether the plan excessively dilutes the earnings per share of the outstanding shares; and whether the plan gives management the ability to replace or reprice "underwater" options. Repricing is an amendment to a previously granted stock option contract that reduces the option exercise price. Options are "underwater" when their current price is below the current option contract price. Options can also be repriced through cancellations and re-grants. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price. PVS will also consider any other features of the plan that may not be in shareholders' best interest.

In general, we consider executive and director compensation plans on a CASE-BY-CASE basis. When evaluating executive and director compensation matters, we review the following three elements:

      - Dilution: Vote AGAINST plans in which the potential voting power dilution (VPD) of all shares outstanding exceeds 12 percent.

      - Full market value: Awards must be granted at 100 percent of fair market value on the date of grant. However, in instances when a plan is open to broad-based employee participation and excludes the five most highly compensated employees, we accept a 15 percent discount.

      - Repricing: Vote AGAINST plans if the company's policy permits repricing of "underwater" options or if the company has a history of repricing past options.

However, in instances when repricing is put up for a shareholder vote, we will vote FOR the repricing of shares under the following four conditions:


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      -     he repricing is value for value;

      - If the five most highly compensated employees are excluded from the repricing;

      -     If the plan is broad based; and

      -     If the current vesting schedule is maintained.

STOCK OPTION EXPENSING

The theory that stock options are beneficial to shareholders because they motivate management and align the interests of investors with those of executives is no longer held sacrosanct. The fact that companies reprice underwater options exposes the initial fallacy of this theory. A recent long-term study of stock option awards from the Indiana University School of Business found that there was no correlation whatsoever between executive stock ownership and company performance. Given their accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees.

Misused stock options can give executives an incentive to inflate their company's earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Alan Greenspan cautioned that the failure to expense stock option grants has "introduced a significant distortion in reported earnings, one that has grown with the increasing prevalence of this form of compensation." Some companies have chosen to acknowledge the distortion caused by the non-expensing of options and have committed to expense options going forward. And beginning in 2003, the SEC will no longer exclude stock option expensing proposals from the proxy ballot using the ordinary business exception rules.

      - Support shareholder resolutions calling for stock option grants to be treated as an expense for accounting and earnings calculation purposes.

OBRA-RELATED COMPENSATION PROPOSALS

      - Vote FOR amendments that place a cap on annual grants or amend administrative features.

      - Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants that any one participant may receive in order to comply with the provisions of Section 162(m) of OBRA.

AMENDMENTS TO ADD PERFORMANCE-BASED GOALS

Section 162(m) of the IRS Code Section limits the deductibility of compensation in excess of $1 million to a named executive officer unless certain prescribed actions are taken including shareholder approval and the establishment of performance goals.

      - Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

Amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

      - Generally vote AGAINST cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA if the plan provides for awards to individual participants in excess of $2 million a year.


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      -     Vote AGAINST plans that are deemed to be "excessive" because they are not justified by performance measures.

PERFORMANCE BASED OPTIONS

Stock options are intended to align the interests of management with those of shareholders. However, stock option grants without performance-based elements can excessively compensate executives for stock increases due solely to a general stock market rise, rather than improved or superior company stock performance. When option grants reach the hundreds of thousands, a relatively small increase in the share price may permit executives to reap millions of dollars without providing material benefits to shareholders.

PVS advocates performance based options, such as premium-priced or indexed, which encourage executives to outperform rivals and the market as a whole rather than being rewarded for any rise in the share price, which can occur if there are not empirical performance measures incorporated into the structure of the options. Additionally, it should be noted that performance-accelerated vesting and premium priced options allow fixed plan accounting, whereas performance-vested and indexed options entail certain expensing requirements.

      - Generally vote FOR shareholder proposals that seek to provide for performance based options such as indexed and/or premium priced options.

SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

      - Generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information. Current SEC requirements only call for the disclosure of the top 5 most highly compensated executives and only if they earn more than $100,000 in salary and benefits.

      - Generally vote FOR shareholder proposals that seek to eliminate outside directors' retirement benefits.

      - Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

GOLDEN AND TIN PARACHUTES

Golden parachutes are designed to protect the employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump sum pay-out triggered by a change-in-control at usually two to three times base salary. Increasingly, companies that have golden parachute agreements for senior level executives are extending coverage for all their employees via "tin" parachutes. The SEC requires disclosure of all golden parachute arrangements in the proxy statement, while disclosure of tin parachutes in company filings is not required at this time.

      - Vote for shareholder proposals to all have golden and tin parachute agreements submitted for shareholder ratification.

      -     Generally vote against all proposals to ratify golden parachutes.

      -     Vote on tin parachutes on a case-by-case basis.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

An Employee Stock Ownership Plan (ESOP) is an employee benefit plan that makes the employees of a company also owners of stock in that company. Recently, a large Rutgers University study of the performance of ESOPs in closely held companies found that ESOPs appear to increase overall sales,


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employment, and sales per employee over what would have been expected absent an
ESOP. The study also found that ESOP companies are also more likely to still be in business several years later, and are more likely to have other retirement-oriented benefit plans than comparable non-ESOP companies.

      Vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs except in cases when the number of shares allocated to the ESOP is deemed "excessive" (i.e. generally greater than five percent of outstanding shares).

                             STATE OF INCORPORATION

VOTING ON STATE TAKEOVER STATUTES

We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions). We generally support opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. We would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

OFFSHORE REINCORPORATIONS & TAX HAVENS

For a company that seeks to reincorporate, we evaluate the merits of the move on a CASE-BY-CASE basis, taking into consideration the company's strategic rationale for the move, the potential economic ramifications, potential tax benefits, and any corporate governance changes that may impact shareholders. We believe there are a number of concerns associated with a company looking to reincorporate from the United States to exotic locales such as Bermuda, the Cayman Islands or Panama. The trend of U.S. companies seeking to move offshore appears to be on the rise, and shareholders are just beginning to understand the web of complexities surrounding the legal, tax, and governance implications involved in such a transaction.

When reviewing a proposed offshore move, we will consider the following factors:

      - Legal recourse for U.S. stockholders of the new company and the enforcement of legal judgments against the company under the U.S. securities laws;

      -     The transparency (or lack thereof) of the new locale's legal system;

      -     Adoption of any shareholder-unfriendly corporate law provisions;

      -     Actual, qualified tax benefits;

      -     Potential for accounting manipulations and/or discrepancies;

      -     Any pending U.S. legislation concerning offshore companies; and

      - Prospects of reputational harm and potential damage to brand name via increased media coverage concerning corporate expatriation.

Furthermore, PVS will generally support shareholder requests calling for "expatriate" companies that are domiciled abroad yet predominantly owned and operated in America to re-domesticate back to a U.S. state jurisdiction.


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                    CORPORATE RESPONSIBILITY & ACCOUNTABILITY
                 SOCIAL, ENVIRONMENTAL AND SUSTAINABILITY ISSUES

In general, we support social, workforce, and environmental shareholder-sponsored resolutions if they seek to create responsible corporate citizens while at the same time attempting to enhance long-term shareholder value. In most cases, we will support proposals that ask for disclosure reporting of additional information that is not available outside the company and that is not proprietary in nature. Such reporting is particularly most vital when it appears that a company has not adequately addressed shareholder concerns regarding social, workplace, environmental and/or other issues.

      In determining our vote on social, workplace, environmental, and other related proposals, we specifically analyze the following factors:

      - Whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

      -     Percentage of sales, assets, and earnings affected;

      - Degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

      - Whether the issues presented should be dealt with through government or company-specific action;

      - Whether the company has already responded in some appropriate manner to the request embodied in a proposal;

      - Whether the company's analysis and voting recommendation to shareholders is persuasive;

      -     What its industry peers have done in response to the issue;

      -     Whether the proposal itself is well framed and reasonable;

      - Whether implementation of the proposal would achieve the objectives sought in the proposal; and

      - Whether the subject of the proposal is best left to the discretion of the board.

In general, we support proposals that request the company to furnish information helpful to shareholders in evaluating the company's operations. In order to be able to intelligently monitor their investments, shareholders often need information best provided by the company in which they have invested. Requests to report such information merits support.

We will evaluate proposals requesting the company to cease taking certain actions that the proponent believes is harmful to society or some segment of society with special attention to the company's legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request.

SPECIAL POLICY REVIEW AND SHAREHOLDER ADVISORY COMMITTEES

These resolutions propose the establishment of special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to: shareholder relations, the environment, occupational health and safety, and executive compensation.

      - Support these proposals when they appear to offer a potentially effective method for enhancing shareholder value.

MILITARY SALES


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Shareholder proposals from church groups ask companies for detailed reports on foreign military sales. These proposals often can be created at reasonable cost to the company and contain no proprietary data. Large companies can supply this information without undue burden and provide shareholders with information affecting corporate performance and decision making.

      - Generally support reports on foreign military sales and economic conversion of facilities.

      - Generally vote AGAINST proposals asking a company to develop specific military contracting criteria.

POLITICAL CONTRIBUTIONS REPORTING

We believe employees should not be put in position where professional standing and goodwill within the corporation could be jeopardized as a result of political beliefs. Responsible employment practices should protect workers from an environment characterized by political indoctrination or intimidation. Corporations should not devote resources to partisan political activities, nor should they compel their employees to contribute to or support particular causes. Moreover, we believe it is wise for a corporation to maintain a politically neutral stance as to avoid potentially embarrassing conflicts of interests that could negatively impact the company's brand name with consumers. Shareholders have the right to know about corporate political activities, and management's knowledge that such information can be made publicly available should encourage a company's lawful and responsible use of political contributions.

      -     Support proposals affirming political non-partisanship.

      - Support reporting of political and political action committee (PAC) contributions.

      - Support establishment of corporate political contributions guidelines and reporting provisions.

EQUAL EMPLOYMENT OPPORTUNITY AND OTHER WORK PLACE PRACTICE REPORTING ISSUES

These proposals generally request that a company establish a policy of reporting to shareholders its progress with equal opportunity and affirmative action programs. The costs of violating federal laws that prohibit discrimination by corporations are high and can affect corporate earnings.

The Equal Opportunities Employment Commission (EEOC) does not release the company's filings to the public unless it is involved in litigation, and it is difficult to obtain from other sources. Companies need to be very sensitive to minority employment issues as the new evolving work force becomes increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.

      - Vote FOR proposals calling for action on equal employment opportunity and anti-discrimination.

      - Vote FOR legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, environmental issues, and labor policies and practices that affect long-term corporate performance.

      -     Vote FOR non-discrimination in salary, wages, and all benefits.

HIGH-PERFORMANCE WORKPLACE

High-performance workplace practices emphasize employee training, participation, and feedback. The concept of a high-performance workplace has been endorsed by the U.S. Department of Labor and refers to a workplace that is designed to provide workers with the information, skills, incentives, and responsibility to make decisions essential for innovation, quality improvement and rapid response to changes in the


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marketplace. These standards embrace a "what's good for the worker is good for the company" philosophy. Studies have shown that improvement in human resources practices is associated with increases in total return to shareholders. High-performance workplace standards proposals can include linking compensation to social measures such as employee training, morale and safety, environmental performance and workplace lawsuits.

      - Generally support proposals that incorporate high-performance workplace standards.

NON-DISCRIMINATION IN RETIREMENT BENEFITS

A cash balance plan is a defined benefit plan that treats an earned retirement benefit as if it were a credit from a defined contribution plan, but which provides a stated benefit at the end of its term. Because employer contributions to these plans are credited evenly over the life of a plan and not based on a seniority formula, they may reduce payouts to long term employees who are currently vested in plans.

Cash-balance pension conversions are undergoing congressional and federal agency scrutiny in the wake of high-profile EEOC complaints on age discrimination and employee anger at companies like IBM. While significant policy reform is unlikely in the short-term, business interests are worried enough that the National Association of Manufacturers and other pro-business lobbies are forming a coalition on Capitol Hill to preserve the essential features of the plans and to overturn a recent IRS ruling.

Driving the push behind conversions from traditional pension plans to cash-balance plans are the substantial savings that companies generate in the process. Critics point out that this savings is gained at the expense of the most senior employees. Resolutions call on corporate boards to establish a committee of outside directors to prepare a report to shareholders on the potential impact of pension-related proposals now being considered by national policymakers in reaction to the controversy spawned by the plans.

      -     Support non-discrimination in retirement benefits.

FAIR LENDING

These resolutions call for financial institutions to comply with fair lending laws and statutes while avoiding predatory practices in their subprime lending. These predatory practices include: lending to borrowers with inadequate income, who will then default; not reporting on payment performances of borrowers to credit agencies; implying that credit life insurance is necessary to obtain the loan (packing); unnecessarily high fees; refinancing with high additional fees rather than working out a loan that is in arrears (flipping); and high pre-payment fees.

      -     Support compliance with fair-lending laws.

      -     Support reporting on overall lending policies and data.

CERES PRINCIPLES

These resolutions call for the adoption of principles that encourage the company to protect the environment and the safety and health of its employees.

The CERES Principles, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. A signee to the CERES Principles would disclose its efforts in such areas through a standardized report submitted to CERES and made available to the public.

Evidence suggests that environmentally conscious companies may realize long-term savings by implementing programs to pollute less and conserve resources. In addition, environmentally responsible


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companies stand to benefit from good public relations and new marketing opportunities. Moreover, the reports that are required of signing companies provide shareholders with more information concerning topics they may deem relevant to their company's financial well being.

Many companies have voluntarily adopted these principles. PVS supports proposals that improve a company's public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage.

      -     Vote FOR the adoption of the CERES Principles.

      - Vote FOR adoption of reports to shareholders on environmental issues.

MACBRIDE PRINCIPLES

These resolutions call for the adoption of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. The principles were established to address the sectarian hiring problems between Protestants and Catholics in Northern Ireland. It is well documented that Northern Ireland's Catholic community faces much higher unemployment figures than the Protestant community. In response to this problem, the U.K. government instituted the New Fair Employment Act of 1989 (and subsequent amendments) to address the sectarian hiring problems.

Many companies believe that the Act adequately addresses the problems and that further action, including adoption of the MacBride Principles, only duplicates the efforts already underway. In evaluating a proposal to adopt the MacBride Principles, shareholders must decide whether the principles will cause companies to divest, and therefore worsen the unemployment problem, or whether the principles will promote equal hiring practices. Proponents believe that the Fair Employment Act does not sufficiently address the sectarian hiring problems. They argue that the MacBride Principles will stabilize the situation and promote further investment.

      - Support the MacBride Principles for operations in Northern Ireland that request companies to abide by equal employment opportunity policies.

CONTRACT SUPPLIER STANDARDS

These resolutions call for compliance with governmental mandates and corporate policies regarding nondiscrimination, affirmative action, work place safety and health, and other basic labor protections. PVS will generally support proposals that:

      - Seek publication of a "Worker Code of Conduct" to the company's foreign suppliers and licensees, requiring they satisfy all applicable labor standards and laws protecting employees' wages, benefits, working conditions, freedom of association, right to collectively bargain, and other rights.

      - Request a report summarizing the company's current practices for enforcement of its Worker Code of Conduct.

      - Establishes independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with the Worker Code of Conduct.

      - Create incentives to encourage suppliers to raise standards rather than terminate contracts.

      - Implement policies for ongoing wage adjustments, ensuring adequate purchasing power and a sustainable living wage for employees of foreign suppliers and licensees.

      - Request public disclosure of contract supplier reviews on a regular basis.


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      -     Adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced or child labor, or that fail to comply with applicable laws protecting employees' wages and working conditions.

CORPORATE CONDUCT, HUMAN RIGHTS, AND LABOR CODES

PVS generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the "Declaration on Fundamental Principles and Rights At Work," ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) right to organize and bargain collectively; ii) non-discrimination in employment; iii) abolition of forced labor; and iv) end of child labor. Each of the 180 member nations of the ILO body are bound to respect and promote these rights to the best of their abilities.

      - Support the principles and codes of conduct relating to company investment and/or operations in countries with patterns of human rights abuses or pertaining to geographic regions experiencing political turmoil (Northern Ireland, Columbia, Burma, former Soviet Union, and China).

      -     Support the implementation and reporting on ILO codes of conduct.

      - Support independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with Codes.

INTERNATIONAL FINANCIAL RELATED

The rise of globalization has put increasing importance on the need for US companies to periodically monitor their business operations abroad. As a means to preserve brand integrity and protect against potentially costly litigation and negative public relations, PVS generally supports shareholder proposals which call for a report on the company's core business policies and procedures of its operations outside the United States. Many of the resolutions which address a company's international policies can include: impact of Foreign Direct Investment (FDI) in emerging market economies; corporate safeguards against money laundering; economic de-stabilization concerns; relationships with international financial institutions (IFIs); and product sales/marketing abroad (i.e., tobacco, pharmaceutical drug pricing).

      - Generally support proposals asking for policy clarification and reporting on foreign-related matters that can materially impact the company's short and long-term bottom-line.


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APPENDIX I

WADDELL & REED, PROXY VOTING POLICY SUMMARY

                           PROXY VOTING POLICY SUMMARY

      The Funds have delegated all proxy voting responsibilities to their investment manager. WRIMCO has established guidelines that reflect what it believes are desirable principles of corporate governance.

      Listed below are several reoccurring issues and WRIMCO's corresponding positions.

Board of Directors Issues:

      WRIMCO generally supports proposals requiring that a majority of the Board consist of outside, or independent, directors.

      WRIMCO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

      WRIMCO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper person benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. WRIMCO will support such protection so long as it does not exceed reasonable standards.

      WRIMCO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

      WRIMCO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

      WRIMCO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

      WRIMCO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

      WRIMCO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

      WRIMCO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as "Purchase Rights Plan"). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the Board virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

      WRIMCO will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.

Political Activity:


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      WRIMCO will generally vote against proposals relating to corporate political activity or contributions, or to require to publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parities.

Conflicts of Interest Between WRIMCO and the Funds:

      WRIMCO will use the following three-step process to address conflicts of interest: (1) WRIMCO will attempt to identify any potential conflicts of interest; (2) WRIMCO will then determine if the conflict as identified is material; and (3) WRIMCO will follow the procedures established below to ensure that its proxy voting decisions are based on the best interest of the Funds and are not the product of a materials conflict.

      I. Identifying Conflicts of Interest: WRIMCO will evaluate the nature of its relationships to assess which, if any, might place it interests, as well as those of its affiliates, in conflict with those of the Fund's shareholders on a proxy voting matter. WRIMCO will review any potential conflicts that involve the following four general categories to determine if there is a conflict and if so, if the conflict is material:

   o Business Relationships- WRIMCO will review any situation for a material conflict where WRIMCO manages money for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that WRIMCO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage WRIMCO to vote in favor of management.
   o Personal Relationships- WRIMCO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.
   o Familial Relationships- WRIMCO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

      WRIMCO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

      II. "Material Conflicts": WRIMCO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, WRIMCO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

      In considering the materiality of a conflict, WRIMCO will take a two-step approach:

   o Financial Materiality- A relationship will be considered presumptively non-material unless the relationship represents 5% of more of WRIMCO's annual revenue. If the relationship involves an affiliate, the "material" benchmark will be 15% or more of WRIMCO"S annual revenue.
   o Non-Financial Materiality- WRIMCO will review all known relationships of portfolio managers and senior management and senior management for improper influence.

      III. Procedure to Address Material Conflicts: WRIMCO will use the following techniques to vote proxies that have been determined to present a "Material Conflict."

      o Use a Proxy Voting Service for Specific Proposals- As a primary means of voting material conflicts, WRIMCO will vote per the recommendation of an independent proxy voting service


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


            (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is available).
      o Client directed- If the Material Conflict arises from WRIMCO's management of a third party account and the client provides voting instructions on a particular vote, WRIMCO will vote according to the directions provided by the client.
      o Use a Predetermined Voting Policy- If no directives are provided by either ISS or the client, WRIMCO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identifies subject matter. If the issue involves a material conflict and WRIMCO chooses to use a predetermined voting policy, WRIMCO will be permitted to vary from the established voting policies established herein.
      o Seek Board Guidance- If the Material Conflict does not fall within one of the situations referenced above, WRIMCO may seek guidance from the Funds' Board of Directors on matters involving a conflict. Under this method, WRIMCO will disclose the nature of the conflict to the Fund Board and obtain the Board's consent or direction to vote the proxies. WRIMCO may use the Board guidance to vote proxies for its non-mutual fund clients.


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


APPENDIX J

TRANSAMERICA, PROXY VOTING POLICY

      I. Introduction

Normally, clients for whom TIM has full discretionary investment authority expect TIM to vote proxies in accordance with this policy. As such, TIM will vote on behalf of all accounts for which it has discretionary authority unless clients notify TIM in writing that they have retained the authority to vote their own proxies. Clients also may ask TIM to vote their proxies in accordance with specific client proxy guidelines.

      II. Statement of Policy

It is the policy of TIM to vote proxies in the best interest of its clients at all times. TIM has proxy voting policy guidelines ("Guidelines") regarding certain issues that may come before shareholders from time to time. These Guidelines provide a roadmap for arriving at voting decisions and are not meant to be exhaustive of all issues that may be raised in any or all proxy ballots.

      III. Proxy Committee

In order to implement and monitor this policy, TIM will establish a Proxy Committee ("Committee"), which will have responsibility for review of proxies voted by or to be voted by TIM, as well as to resolve issues which may arise in the process of voting proxies.

The Committee will meet at a minimum annually and on an as-needed basis. It will not be required that the Committee members meet in person; in fact, it is contemplated that certain Committee members will take part in meetings via teleconference. The Committee will consist of at least one portfolio manager, the CCO and other staff members of TIM as may be designated from time to time. Committee members may select designees in the event that they are unable to convene with the Committee.

It will be the Committee's responsibility to ensure that proxy votes are made in accordance with this policy. Issues will be raised to the Committee when needed and as appropriate to effectively carry out TIM's proxy decisions. If necessary, the Committee may review written materials pertinent to the vote at hand and may hear verbal opinions from relevant portfolio managers and/or analysts as needed to fully consider the investment merits of the vote. Also, the Committee may review vote recommendations from an independent third party particularly when questions are raised by portfolio managers and analysts on possible conflicts of interest.

      IV. Independent Third Party

TIM will maintain the services of a qualified independent third party to provide guidance on proxy voting issues. TIM will consider the research provided by this party when making voting decisions on proxy issues, however, the final determination on voting rests with TIM.


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


      V. Conflicts of Interest Between TIM and Clients

TIM recognizes the potential for material conflicts that may arise between its own interests and those of its clients. To address these concerns, TIM will take one of the following steps to avoid any impropriety or the appearance of impropriety:

      o Vote in accordance with the recommendation of the independent third party; or

      o Obtain the consent(s) of the client(s) whose accounts are involved in the conflict.

            Provision of this Policy to Clients

TIM will make available to all clients a copy of its policy by maintaining a current version of the policy on its website (www.timllc.com). Also, a copy of the policy will be mailed to any client at any time upon request.

      VI. Compliance Responsibilities

The Compliance Department records and maintains the minutes of any Committee meetings. In addition, the Compliance Department reviews reports of proxies that have been voted to ensure the votes are consistent with TIM's proxy voting guidelines. The CCO will coordinate with the independent third party and the appropriate officer of the client to provide a record of TIM's proxy voting record.


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


                             Proxy Voting Guidelines

I. Introduction

This document provides a concise summary of TIM's proxy voting guidelines, which are attached in Appendix A.

II. Auditors Vote FOR proposals to ratify auditors, unless any of the following apply:

      o An auditor has a financial interest in or association with the company, and is therefore not independent;

      o     Fees for non-audit services are excessive; or

      o There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

III. Board of Directors

Voting on Director Nominees in Uncontested Elections

      o Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

      o     Vote AGAINST proposals to classify the board.

      o Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

      o Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead


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


            director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees

      o Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by TIM's definition of independence.

      o Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

IV. Shareholder Rights

Shareholder Ability to Act by Written Consent

      o Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

      o Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

      o Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

      o Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

      o     Vote AGAINST proposals to require a supermajority shareholder vote.

      o     Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

      o     Vote AGAINST proposals to eliminate cumulative voting.

      o Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Confidential Voting

      o Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy


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


            contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

      o     Vote FOR management proposals to adopt confidential voting.

V. Proxy Contests

Voting for Director Nominees in Contested Elections

      o Votes in a contested election of directors must be evaluated on a CASE-BYCASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

VI. Poison Pills

      o Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

VII. Mergers and Corporate Restructurings

      o Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

VIII. Reincorporation Proposals

      o Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

      o Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

IX. Capital Structure Common

Stock Authorization

      o Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.


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


      o Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

      o Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

      o Vote AGAINST proposals to create a new class of common stock with superior voting rights.

      o Vote FOR proposals to create a new class of nonvoting or subvoting common stock if (1) it is intended for financing purposes with minimal or no dilution to current shareholders and (2) it is not designed to preserve the voting power of an insider or significant shareholder.

X. Executive and Director Compensation

      o Votes with respect to compensation plans should be determined on a CASEBY-CASE basis. TIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan versus the operating income and overall profitability of the firm in question.

      o Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

      o Vote AGAINST proposals by management seeking approval to reprice options.

Employee Stock Purchase Plans

      o Votes on employee stock purchase plans should be determined on a CASEBY-CASE basis.

      o Vote FOR employee stock purchase plans where (1) the purchase price is at least 85% of fair market value, (2) the offering period is 27 months or less and (3) the potential voting power dilution (VPD) is ten percent or less.

      o Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.


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


Shareholder Proposals on Compensation

      o Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

XI. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

      o In general, vote CASE-BY-CASE. While a wide variety of factors go into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.


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


APPENDIX K

MUNDER, PROXY VOTING POLICY SUMMARY

      o The Board has delegated to the Advisor discretionary investment management authority with respect to the assets of the Funds, which includes proxy voting authority, and directed that the Advisor implement proxy voting policies and procedures ("Proxy Procedures") in exercising that authority. Set forth below are the Advisor's policies on voting shares owned by the Funds. These policies may be revised from time to time with the approval of the Board.

      The Advisor has adopted and implemented the Proxy Procedures and has established a "Proxy Committee" as a means reasonably designed to ensure that the Advisor votes any proxy or other beneficial interest in an equity security prudently and solely in the best interest of the Funds considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

      The Advisor has retained Institutional Shareholder Services ("ISS") to review proxies received for client accounts and recommend how to vote them. ISS has established voting guidelines that are consistent in all material respects with the policies and the process noted herein. The Advisor has also retained ISS to provide its voting agent service. As such, ISS is responsible for ensuring that all proxy ballots are submitted in a timely manner. At least annually, the Proxy Committee will review ISS's "Proxy Voting Guidelines" to confirm that they are consistent in all material respects with the Advisor's Proxy Procedures. The Proxy Committee meets as needed to administer the Advisor's proxy review and voting process and revise and update the Proxy Procedures as appropriate. At least monthly, the Proxy Committee reviews selected recommendations made by ISS to further the goal of voting proxies in a manner consistent with the best interest of the Funds.

      The Advisor generally will vote proxies consistent with ISS's recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and the cost of reviewing ISS's advice and recommendations with respect to a particular proxy does not outweigh the potential benefits to clients from the review of ISS's advice and recommendations. In addition, the Proxy Committee will review ISS's recommendations if client holdings for a particular issuer are of meaningful size or value.

      For these purposes, the holding of a particular issuer would be considered to be meaningful if: (i) the particular issuer soliciting proxies or to whom the proxy solicitation relates represents at least one percent (1%) of the fair market value of any advisory client's account and (ii) the fair market value of the portfolio holding is at least one million dollars ($1,000,000); or (iii) all client accounts with respect to which the Advisor holds full discretionary authority to vote a client's proxies hold, in the aggregate, at least one percent (1%) of the outstanding voting shares of the issuer.

      In each instance where the Advisor does not separately review ISS's recommendations, clients' proxies will always be voted consistent with ISS's recommendations. In each instance where the Advisor does separately review ISS's recommendation, the Advisor may vote differently from ISS's recommendation, if, based upon certain criteria generally described in the following paragraph, the Advisor determines that such vote is in the best interests of the Funds.


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


      The Advisor generally is willing to vote with recommendations of management on matters of a routine administrative nature (e.g., appointment or election of auditors). The Advisor's position is that management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. The Advisor generally is opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. With respect to those issues, the Advisor will generally refrain from voting or vote with management. The Advisor is generally not willing to vote with management on proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares (e.g., executive compensation issues) without independent analysis. The Advisor believes that the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis.

      From time to time a portfolio manager, an analyst or a member of the Proxy Committee may disagree with ISS's recommendation on how to vote proxies for one or more resolutions. However, because the Advisor may have business interests that expose it to pressure to vote a proxy in a manner that may not be in the best interest of the Funds, all requests to vote differently from the ISS recommendation with respect to a particular matter must be submitted to the Proxy Committee and the Advisor's legal/compliance department ("Legal/Compliance Department") for independent review. In that review, the Proxy Committee seeks to determine whether the request is in the best interests of the Funds and to identify any actual or potential conflicts between the interests of the Advisor and those of the Funds. If the Proxy Committee approves the request, it is then submitted to the Legal/Compliance Department for review of any actual or potential conflicts of interest that have been identified. The Legal/Compliance Department must approve a request before it is implemented. Such a request for approval will be accompanied by a written description of the conflict. The Legal/Compliance Department may approve a request only under the following conditions:

      (i)   No Conflict. No conflict of interest is identified.
      (ii) Immaterial or Remote Conflict. A potential or actual conflict of interest is identified, but such conflict, in the reasonable judgment of the Legal/Compliance Department, is so clearly immaterial or remote as to be unlikely to influence any determination made by the Proxy Committee.
      (iii) Material Conflict. In the event a potential or actual conflict of interest is identified and appears to be material, the Legal/Compliance Department may approve the request only with written approval from the Board, the Board Process and Compliance Oversight Committee or a designated member of that Committee.

With respect to the Funds, if the Advisor receives instructions from the Board Process and Governance Committee, the Advisor will vote the shares in accordance with such instructions. If no instructions are received or approval is not obtained from the Board Process and Governance Committee, the Advisor will vote the shares in accordance with ISS's recommendation. Every decision to vote on a resolution in a proxy solicited by a company held by a Fund in a manner different from the recommendation of ISS is disclosed to the Board at its next regularly scheduled meeting along with an explanation for the vote.


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

                                     PART C

Item 23.     Exhibits


(a)(1) Declaration of Trust; establishment and designation of series for HSBC Investor Core Plus Fixed Income Fund (f/k/a HSBC Investor Fixed Income Fund); HSBC Investor International Equity Fund, and HSBC Investor Small Cap Equity Fund.(5)

(a)(2) Amendment to the Amended and Restated Declaration of Trust renaming the HSBC Investor Fixed Income Fund as HSBC Investor Core Plus Fixed Income Fund. (19)

(b)          By-Laws.(1)


(c)          Not applicable.

(d)(1) Amended and Restated Master Investment Advisory Contract dated December 14, 2001 between HSBC Investor Portfolios and HSBC Investments (USA) Inc. (15)


(d)(1)(i) Investment Advisory Contract Supplement between HSBC Investor Portfolios and HSBC Investments (USA) Inc. regarding HSBC Investor Core Plus Fixed Income Portfolio (f/k/a HSBC Investor Fixed Income Portfolio).(10)

(d)(1)(ii) Investment Advisory Contract Supplements between HSBC Investor Portfolios and HSBC Investments (USA) Inc. regarding HSBC International Equity Portfolio and HSBC Investor Small Cap Equity Portfolio. (15)


(d)(2) Subadvisory Agreement between Westfield Capital Management, LLC, Inc. and HSBC Investments (USA) Inc. regarding HSBC Investor Small Cap Equity Portfolio. (16)

(d)(3) Subadvisory Agreement between AllianceBernstein Investment Research and Management and HSBC Investments (USA) Inc. regarding HSBC Investor International Portfolio. (17)


(e)(1) Distribution Agreement dated December 12, 2005 between HSBC Advisor Funds Trust and BISYS Fund Services Limited Partnership. (19)


(e)(2)       Form of Selling Agreement. (13)

(e)(3)       Form of Dealer Agreement. (13)

(f)          Not applicable.

(g)(1) Custodian Agreement between HSBC Advisor Funds Trust and HSBC Bank USA, N.A. dated December 1, 1997.(7)

(g)(1)(i) Custodian Agreement between HSBC Advisor Funds Trust and HSBC Bank USA, N.A. (18)


(h)(1) Administration Services Agreement dated July 1, 2005 between HSBC Investments (USA) Inc. and HSBC Advisor Funds Trust. (19)

(h)(2) First Amended and Restated Master Services Agreement dated July 1, 2005 among BISYS Fund Services Ohio, Inc., HSBC Investor Funds, HSBC Investor Portfolios and HSBC Advisor Funds Trust. (20)

(h)(2)(i) Amendment to the First Amended and Restated Master Services Agreement dated December 12, 2005. (19)

(h)(3) Omnibus Fee Agreement among BISYS Fund Services Ohio, Inc., BISYS Fund Services (Cayman) Limited, HSBC Investor Funds Trust, HSBC Advisor Funds Trust and HSBC Investor Portfolios. (13)

(h)(3)(i)    Amendment to Omnibus Fee Agreement dated July 1, 2005. (19)

(h)(4) Sub-Administration Services Agreement dated July 1, 2005 between HSBC Investments (USA) Inc. and BISYS Fund Services Ohio, Inc. (19)

(h)(5) Compliance Services Agreement dated June 22, 2004 among HSBC Investor Portfolios, HSBC Investor Funds, HSBC Advisor Funds Trust, and BISYS Fund Services Ohio, Inc. (19)

(h)(5)(i) Amendment to the Compliance Services Agreement dated December 12, 2005. (19)


(i)          Not applicable.


(j)          Consent of KPMG (filed herewith)


(k)          Not applicable.

(m)          Not applicable.

(n)          Not applicable.


(o)          Reserved.

(p)(1) Code of Ethics for HSBC Investor Funds, HSBC Advisor Funds Trust, and HSBC Portfolios.(14)

(p)(2)       Amended Code of Ethics for HSBC Investments (USA) Inc. (20)

(p)(3) Amended Code of Ethics for AllianceBernstein Investment Research and Management. (20)

(p)(4)       Amended Code of Ethics for Westfiled Capital Management, LLC.(20)

(p)(5)       Amended Code of Ethics for BISYS Funds Services Ohio, Inc. (20)


Notes:

(1) Incorporated herein by reference from registration statement on Form N-1A of the Registrant (File No. 333-2205) (the "Registration Statement") as filed with the Securities and Exchange Commission (the "SEC") on April 3, 1996.


(2) Incorporated herein by reference from pre-effective amendment No. 1 to the Registration Statement as filed with the SEC on June 24, 1996.

(3) Incorporated herein by reference from pre-effective amendment No. 2 to the Registration Statement as filed with the SEC on July 31, 1996.

(4)          Incorporated herein by reference from post-effective amendment No.
             2 to the Registration Statement as filed with the SEC on November 26, 1996.

(5)          Incorporated herein by reference from Post-effective amendment No.
             5 to the Registration Statement as filed with the SEC on November 29, 1997.

(6)          Incorporated herein by reference from post-effective amendment No.
             6 to the Registration Statement as filed with the SEC on November 25, 1998.

(7)          Incorporated herein by reference from post-effective amendment No.
             9 to the Registration Statement as filed with the SEC on March 1, 1999.

(8)          Incorporated herein by reference from post-effective amendment No.
             10 to the Registration Statement as filed with the SEC on February 29, 2000.

(9)          Incorporated herein by reference from post-effective amendment No.
             11 to the Registration Statement as filed with the SEC on February 28, 2001.

(10)         Incorporated herein by reference from post-effective amendment No.
             12 to the Registration Statement as filed with the SEC on January 30, 2002.

(11)         Incorporated herein by reference from post-effective amendment No.
             13 to the Registration Statement as filed with the SEC on February 28, 2003.

(12)         Incorporated herein by reference from post-effective amendment No.
             14 to the Registration Statement as filed with the SEC on March 1, 2004.

(13)         Incorporated herein by reference from post-effective amendment No.
             15 to the Registration Statement as filed with the SEC on December30, 2004.

(14)         Incorporated herein by reference from post-effective amendment No.
             16 to the Registration Statement as filed with the SEC on February 25, 2005.


(15)         Incorporated herein by reference from post-effective amendment No.
             7 to the Registration Statement as filed on January 30, 2002 of the HSBC Portfolio Trust.

(16)         Incorporated herein by reference from post-effective amendment No.
             81 to the Registration Statement as filed on February 28, 2003 of the HSBC Investor Funds Trust.

(17)         Incorporated herein by reference from post-effective amendment No.
             91 to the Registration Statement as filed on February 25, 2005.


(18)         Incorporated herein by reference from post-effective amendment No.
             63 to the Registration Statement as filed on March 2, 1999 of the HSBC Investor Funds.

(19)         Incorporated herein by reference from post-effective amendment No.
             17 to the Registration Statement as filed on December 14, 2005.

(20)         Incorporated herein by reference from post-effective amendment No.
             95 to the Registration Statement as filed on February 28, 2006 of the HSBC Investor Funds.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      Not applicable.

ITEM 25. INDEMNIFICATION

Reference is hereby made to Article IV of the Registrant's Declaration of Trust. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees or officers of the Registrant by the Registrant pursuant to the Declaration of Trust of otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Investment Company Act of 1940, as amended (the "1940 Act") and, therefore, is unenforceable.

A claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees or officers of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees or officers in connection with the shares being registered, the Registrant will, unless in the opinion of its Counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issues.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS


HSBC Investments (USA) Inc, 452 Fifth Avenue, New York, New York 10018, serves as investment adviser ("Adviser") and is a wholly-owned subsidiary of HSBC Bank USA, Inc., a New York State chartered bank, which is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company. Information as to the directors and officers of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-25999) filed under the Investment Advisers Act of 1940, as amended and is incorporated by reference thereto.

Information as to the directors and officers of AllianceBernstein Investment Research and Management ("AllianceBernstein"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of AllianceBernstein in the last two years, is included in its application for registration as an investment advisor on Form ADV (File No. 801-57937) filed under the Investment Advisers Act of 1940, as amended and is incorporated by reference thereto.



Information as to the directors and officers of Westfield Capital Management Company, LLC ("Westfield") together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers on of Westfield in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-34350) filed under the Investment Advisers Act of 1940, as amended and is incorporation by reference thereto.

ITEM 27. PRINCIPAL UNDERWRITERS.


Item 27(a) BISYS Fund Services Limited Partnership ("BISYS" or the "Distributor") acts as principal underwriter for the following investment companies:

American Independence Funds
American Performance Funds
Arrivato Funds
The Bjurman, Barry Funds
The Coventry Group
Excelsior Funds, Inc.
Excelsior Funds Trust
Excelsior Tax-Exempt Funds, Inc.
First Focus Funds, Inc.
The Hirtle Callaghan Trust
HSBC Advisor Funds Trust
HSBC Investor Funds
Legacy Funds Group
Old Westbury Funds, Inc.
Pacific Capital Funds
STI Classic Funds
STI Classic Variable Trust
USAllianz Variable Insurance Products Trust
Variable Insurance Funds
Vintage Mutual Funds, Inc.

BISYS is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. BISYS' main address is 100 Summer Street, Suite 1500, Boston, MA 02110. Office of Supervisory Jurisdiction (OSJ) Branch is at 3435 Stelzer Road, Columbus, Ohio 43219. BISYS is an indirect wholly-owned subsidiary of The BISYS Group, Inc.


Item 27(b) Information about Directors and Officers of BISYS is as follows:


Name and Address      Position with Underwriter
----------------      -------------------------
Richard F. Frio       President and Director
Elliot Dobin          Secretary
Bryan Bey             Vice President, Director and Assistant Compliance Officer
James L. Smith        Vice President, Director and Chief Compliance Officer
Edward Pike           Financial and Operations Principal

Item 27(c)  NOT APPLICABLE.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS


The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of: HSBC Investments
(USA) Inc., 452 Fifth Avenue, New York, New York 10018; BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035; AllianceBernstein Investment Research and Management, 1345 Avenue of the Americas, New York, New York 10105; and Westfield Capital Management LLC, 21 Fellow Street, Boston, MA 02119.


ITEM 29. MANAGEMENT SERVICES

      Not applicable.

ITEM 30. UNDERTAKINGS

(a) The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.

(b) The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the 1940 Act were applicable to the Registrant except that the request referred to in the third full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value or values of shares held by such requesting shareholders.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement on Form N-lA (File No. 333-02205) (the "Registration Statement") to be signed on its behalf by the undersigned, thereto duly authorized on the 28 day of February, 2006.

HSBC ADVISOR FUNDS TRUST


By: /s/ Richard A. Fabietti
    -----------------------
Richard A. Fabietti
President

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated as of the 28 day of February, 2006.

/s/ Richard A. Fabietti                              /s/ Troy Sheets
_________________________                            _______________________
Richard A. Fabietti                                  Troy Sheets
President                                            Treasurer

_________________________*                           _______________________*
Alan S. Parsow                                       Larry M. Robbins
Trustee                                              Trustee

_________________________*                           _______________________*
Michael Seely                                        Richard A. Brealey
Trustee                                              Trustee

_________________________*                           _______________________*
Stephen J. Baker                                     Thomas F. Robards
Trustee                                              Trustee

/s/ David J. Harris
------------------------
* David J. Harris, as attorney-in-fact pursuant to powers of attorney incorporated herein by reference to Post Effective Amendment No. 92 of the HSBC Investor Funds Registration Statement filed on June 15, 2005 (SEC Accession
Number: 0000950117-05-002468)

      HSBC Investor Portfolios (the "Portfolio Trust") has duly caused this amendment to the Registration Statement on Form N-1A of HSBC Advisor Funds Trust (the "Trust") to be signed on its behalf by the undersigned, thereto duly authorized as of the 28 day of February, 2006.

HSBC INVESTOR PORTFOLIOS

/s/ Richard A. Fabietti
_________________________
Richard A. Fabietti
President

                                  EXHIBIT INDEX


(j)   Consent of KPMG.